                                 UNITED STATES                 FILE NO. 33-47287
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549             FILE NO. 811-6637

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

    Pre-Effective Amendment No.                                              | |
                                ------

    Post Effective Amendment No.   39                                        |X|
                                 ------


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              | |

    Amendment No.   40                                                       |X|
                  ------

                                THE UBS FUNDS
                     =====================================
              (Exact name of Registrant as Specified in Charter)

One North Wacker Drive
Chicago, Illinois                                                          60606
-----------------                                                          -----

(Address of Principal Executive Offices)                              (Zip Code)

Registrant's Telephone Number, including Area Code                  312-525-7100
                                                                    ------------

                              Amy R. Doberman, Esq.
                            David M. Goldenberg, Esq.
                        UBS Global Asset Management (US) Inc.
                              51 West 52nd Street
                            New York, NY 10019-6114
                          ----------------------------
                    (Name and Address of Agent for Service)

COPIES TO:                    Bruce G. Leto, Esq.
                      Stradley, Ronon, Stevens & Young, LLP
                            2600 One Commerce Square
                           Philadelphia, PA 19103-7098

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 AS SOON AS PRACTICAL AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.
               IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE:


|X|  IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b)

| |  ON _________ __, ____ PURSUANT TO PARAGRAPH (b)

| |  60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(1)

| |  ON _________ __, ____ PURSUANT TO PARAGRAPH (a) (1)

| |  75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(2)

| |  ON _____ __, ____ PURSUANT TO PARAGRAPH (a)(2) OF RULE 485.

IF APPROPRIATE, CHECK THE FOLLOWING BOX:

| | THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

================================================================================

[UBS GLOBAL ASSET MANAGEMENT LOGO]

    The UBS Funds

        UBS U.S. Bond Fund
        UBS High Yield Fund
        UBS U.S. Balanced Fund
        UBS U.S. Equity Fund

        UBS U.S. Value Equity Fund

        UBS U.S. Large Cap Growth Fund
        UBS U.S. Small Cap Equity Fund
        UBS U.S. Small Cap Growth Fund
        UBS U.S. Real Estate Equity Fund
        UBS Global Allocation Fund
        UBS Global Equity Fund
        UBS Global Bond Fund
        UBS International Equity Fund

     Prospectus


     September 30, 2002



      This prospectus offers Class A, Class B, Class C and Class Y shares in the thirteen Funds listed above. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you based on how much you plan to invest and how long you plan to hold your Fund shares. Class Y shares are available only to certain types of investors.


      As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

The UBS Funds
--------------------------------------------------------------------------

Contents


THE UBS FUNDS
WHAT EVERY INVESTOR SHOULD KNOW ABOUT THE FUNDS

                                                       PAGE
     UBS U.S. Bond Fund
           Investment Objective, Strategies,
           Securities Selection and Risks.........  4
           Performance............................  6
           Expenses and Fee Tables................  8
     UBS High Yield Fund
           Investment Objective, Strategies,
           Securities Selection and Risks.........  9
           Performance............................  11
           Expenses and Fee Tables................  13
     UBS U.S. Balanced Fund
           Investment Objective, Strategies,
           Securities Selection and Risks.........  15
           Performance............................  17
           Expenses and Fee Tables................  19
     UBS U.S. Equity Fund
           Investment Objective, Strategies,
           Securities Selection and Risks.........  21
           Performance............................  22
           Expenses and Fee Tables................  24
     UBS U.S. Value Equity Fund
           Investment Objective, Strategies,
           Securities Selection and Risks.........  26
           Performance............................  27
           Expenses and Fee Tables................  28
     UBS U.S. Large Cap Growth Fund
           Investment Objective, Strategies,
           Securities Selection and Risks.........  30
           Performance............................  31
           Expenses and Fee Tables................  33
     UBS U.S. Small Cap Equity Fund
           Investment Objective, Strategies,
           Securities Selection and Risks.........  35
           Performance............................  36
           Expenses and Fee Tables................  37
     UBS U.S. Small Cap Growth Fund
           Investment Objective, Strategies,
           Securities Selection and Risks.........  39
           Performance............................  40
           Expenses and Fee Tables................  42


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2                                                    UBS Global Asset Management

The UBS Funds
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
                                                       PAGE
     UBS U.S. Real Estate Equity Fund
           Investment Objective, Strategies,
           Securities Selection and Risks.........  44
           Performance............................  46
           Expenses and Fee Tables................  47
     UBS Global Allocation Fund
           Investment Objective, Strategies,
           Securities Selection and Risks.........  49
           Performance............................  51
           Expenses and Fee Tables................  53
     UBS Global Equity Fund
           Investment Objective, Strategies,
           Securities Selection and Risks.........  55
           Performance............................  56
           Expenses and Fee Tables................  58
     UBS Global Bond Fund
           Investment Objective, Strategies,
           Securities Selection and Risks.........  60
           Performance............................  62
           Expenses and Fee Tables................  64
     UBS International Equity Fund
           Investment Objective, Strategies,
           Securities Selection and Risks.........  66
           Performance............................  67
           Expenses and Fee Tables................  69

YOUR INVESTMENT
INFORMATION FOR MANAGING YOUR FUND ACCOUNT
     Managing Your Fund Account...................  71
     --Flexible Pricing
     --Buying Shares
     --Selling Shares
     --Exchanging Shares
     --Pricing and Valuation

ADDITIONAL INFORMATION
ADDITIONAL IMPORTANT INFORMATION ABOUT THE FUNDS
     Management...................................  80
     Dividends and Taxes..........................  82
     Supplemental Investment Advisor Performance
     Information..................................  83
     Financial Highlights.........................  107
     Where to learn more about the Funds..........  Back Cover


          THE FUNDS ARE NOT A COMPLETE OR BALANCED INVESTMENT PROGRAM.

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UBS Global Asset Management                                                    3

UBS U.S. Bond Fund
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Investment Objective, Strategies, Securities Selection and Risks


FUND OBJECTIVE

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in U.S. fixed income securities. The Fund may invest in fixed income securities of any maturity, but generally invests in securities having an initial maturity of more than one year. Investments in fixed income securities may include debt securities of the U.S. government, its agencies and instrumentalities, debt securities of U.S. corporations, mortgage-backed securities and asset-backed securities. The Fund may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.



The Fund generally invests in investment-grade fixed income securities. Investment-grade fixed income securities possess a minimum rating of BBB by Standard & Poor's Ratings Group ("S&P") or Baa by Moody's Investors
Services, Inc. ("Moody's") or, if unrated, are determined to be of comparable quality by UBS Global Asset Management (Americas) Inc., the Fund's investment advisor (the "Advisor").



SECURITIES SELECTION



In selecting securities, the Advisor uses an internally developed valuation model that quantifies return expectations for all major domestic bond markets. The model employs a qualitative and quantitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the Advisor considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook.



The Advisor's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration management involves adjusting the sensitivity to interest rates of the holdings. The Advisor manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risk.



Depending on market conditions, undervalued securities may be found in different sectors and with different durations. Therefore, all investment decisions are interrelated and made using ongoing sector, security and duration research.



The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, increased portfolio turnover may result in higher costs for brokerage commissions, transaction costs and taxable gains.


--------------------------------------------------------------------------------
4                                                    UBS Global Asset Management
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UBS U.S. Bond Fund
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PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

- INTEREST RATE RISK--The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and higher quality securities more than lower quality securities.


- PREPAYMENT OR CALL RISK--The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to re-invest in obligations with lower interest rates than the original obligations.



- MARKET RISK--The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.



- DERIVATIVES RISK--The Fund's investments in derivatives may rise or fall more rapidly than other investments.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                    5

UBS U.S. Bond Fund
--------------------------------------------------------------------------

Performance

RISK/RETURN BAR CHART AND TABLE


The following bar chart reflects performance information for the Class Y shares of the Fund, and the table reflects performance information for the Class Y and Class A shares of the Fund. Performance information for Class B and Class C shares is not included because Class B and Class C shares have not completed one full year of operations.



The bar chart and table give an indication of the Fund's risks and performance. The bar chart shows you how the Fund's performance has varied from year to year. The table illustrates how the performance of the Class Y shares and Class A shares, before taxes and for specified time periods, compares to that of a broad measure of market performance. In addition, the table presents the performance of the Class Y shares reflecting the impact of taxes. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.


TOTAL RETURN OF CLASS Y SHARES (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATION)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CALENDAR YEAR     TOTAL
                  RETURN
1996                  3.53%
1997                  9.64%
1998                  8.37%
1999                 -1.04%
2000                 10.82%
2001                  8.42%


Total Return January 1 to June 30, 2002: 3.57%
Best quarter during calendar years shown: 3rd Quarter 2001: 5.02%
Worst quarter during calendar years shown: 1st Quarter 1996: -2.23%


--------------------------------------------------------------------------------
6                                                    UBS Global Asset Management

UBS U.S. Bond Fund
--------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2001


CLASS Y SHARES
(INCEPTION DATE: 8/31/95)            1 YEAR  5 YEAR  LIFE OF CLASS
-----------------------------------  ------  ------  -------------
Return Before Taxes................   8.42%   7.15%         7.08%
Return After Taxes on
  Distributions....................   6.47%   4.65%         4.58%
Return After Taxes on Distributions
  and Sale of Fund Shares..........   5.13%   4.52%         4.46%
Lehman U.S. Aggregate Index
  (1)(2)...........................   8.44%   7.42%         7.28%
Salomon BIG Index*.................   8.52%   7.43%         7.29%



CLASS A SHARES**
(INCEPTION DATE: 6/30/97)
-----------------------------------
Return Before Taxes................   3.32%    N/A          5.96%
Lehman U.S. Aggregate Index
  (1)(2)...........................   8.44%    N/A          7.55%
Salomon BIG Index*.................   8.52%    N/A          7.57%



  *  Does not reflect the deduction of fees, expenses or taxes.
 ** The average annual total returns for the Class A shares have been calculated to reflect the Class A shares' current maximum front-end sales charge of 4.50%.
(1) The Lehman U.S. Aggregate Index is an unmanaged index of investment grade fixed-rate debt issues, including corporate, government, mortgage-backed and asset-backed securities with maturities of at least one year.
(2) As of April 1, 2002, the Fund's benchmark index was changed to the Lehman U.S. Aggregate Index from the Salomon Smith Barney Broad Investment Grade
     (BIG) Bond Index because the Lehman U.S. Aggregate Index better reflects the portfolio composition of the Fund.




After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                    7

UBS U.S. Bond Fund
--------------------------------------------------------------------------

Expenses and Fee Tables


FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.


SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

                                                              CLASS A  CLASS B  CLASS C  CLASS Y
                                                              -------  -------  -------  -------
Maximum Sales Charge (Load) (as a % of offering price)......   4.50%    5.00%    1.75%    None
Maximum Front-End Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)................................   4.50%     None    1.00%    None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of offering price)................................    None    5.00%    0.75%    None
Exchange Fee................................................    None     None     None    None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)*


                                                              CLASS A  CLASS B  CLASS C  CLASS Y
                                                              -------  -------  -------  -------
Management Fees.............................................   0.50%    0.50%    0.50%    0.50%
Distribution and/or Service (12b-1) Fees....................   0.25%    1.00%    0.75%     None
Other Expenses**............................................   0.54%    0.54%    0.44%    0.38%
                                                              ------   ------   ------   ------
Total Annual Fund Operating Expenses........................   1.29%    2.04%    1.69%    0.88%
                                                              ======   ======   ======   ======
Management Fee Waiver/Expense Reimbursements................   0.44%    0.44%    0.34%    0.28%
                                                              ------   ------   ------   ------
Net Expenses***.............................................   0.85%    1.60%    1.35%    0.60%
                                                              ======   ======   ======   ======



  * The operating expenses shown are based on expenses incurred during the Fund's most recent fiscal year ending June 30, 2002. Class B and Class C expense ratios are annualized. Amounts do not include interest expense.
 ** Includes an administrative fee of 0.075% paid by the Fund to UBS Global Asset Management (US) Inc. ("UBS Global AM").
*** The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its fees and/or to reimburse expenses to the extent that the Fund's expenses, for the fiscal year ending June 30, 2003, otherwise would exceed the "Net Expenses" rates shown in the table above for each of the Class A, Class B, Class C and Class Y shares, as applicable. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. Prior to July 1, 2002, the Fund was subject to permanent expense caps for its classes of shares at identical rates.



EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                ------    -------    -------    --------
Class A.....................................................     $533      $799      $1,085      $1,900
Class B (assuming sale of all shares at end of period)......      663       897       1,258       1,963
Class B (assuming no sale of shares)........................      163       597       1,058       1,963
Class C (assuming sale of all shares at end of period)......      311       595         977       2,050
Class C (assuming no sale of shares)........................      236       595         977       2,050
Class Y.....................................................       61       253         460       1,059


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8                                                    UBS Global Asset Management

UBS High Yield Fund
--------------------------------------------------------------------------


Investment Objective, Strategies, Securities Selection and Risks


FUND OBJECTIVE

The Fund seeks to provide high current income, as well as capital growth when consistent with high current income.

PRINCIPAL INVESTMENT STRATEGIES


The Fund invests in a portfolio of higher yielding, lower rated debt securities issued by foreign and domestic companies. Under normal conditions, at least 80% of the Fund's net assets (plus borrowings for investment purposes, if any) are invested in fixed income securities that provide higher yields and are lower-rated. The Fund may invest in fixed income securities of any maturity, but generally invests in securities having an initial maturity of more than one year. Up to 25% of the Fund's total assets may be invested in foreign securities, which may include securities of issuers in emerging markets. The Fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.



Lower-rated bonds are bonds rated in the lower rating categories of Moody's and S&P, including securities rated Ba or lower by Moody's or BB or lower by S&P. Securities rated in these categories are considered to be of poorer quality and predominantly speculative. Bonds in these categories may also be called "high yield bonds" or "junk bonds."



SECURITIES SELECTION



The Fund will invest in securities that UBS Global Asset Management (New York) Inc., the Fund's sub-advisor (the "Sub-Advisor"), expects will appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating. In selecting securities, the Sub-Advisor uses a quantitative and qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates), as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook, may affect industry trends. Against the output of this model, the Sub-Advisor considers the viability of specific debt securities, assessing management strength, market position, competitive environment and financial flexibility.



The Sub-Advisor's fixed income strategies combine judgements about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. The Sub-Advisor also determines optimal sector, security and rating weightings based on its assessment of macro and microeconomic factors.



Depending on market conditions, undervalued securities may be found in different sectors. Therefore, all investment decisions are interrelated and made using ongoing sector, security and rating evaluation.



The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, increased portfolio turnover may result in higher costs for brokerage commissions, transaction costs and taxable gains.


PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other

--------------------------------------------------------------------------------
UBS Global Asset Management                                                    9

UBS High Yield Fund
--------------------------------------------------------------------------

principal risks presented by an investment in the Fund are:

- INTEREST RATE RISK--The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and higher quality securities more than lower quality securities.

- CREDIT RISK--The risk that the issuer of bonds with ratings of BB (S&P) or Ba (Moody's) or below will default or otherwise be unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher rated) bonds.


- PREPAYMENT OR CALL RISK--The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to re-invest in obligations with lower interest rates than the original obligations.



- MARKET RISK--The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.



- FOREIGN INVESTING AND EMERGING MARKETS RISK--The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the U.S. Dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of U.S. issuers. Each of these risks is more severe for securities of issuers in emerging market countries.



- DERIVATIVES RISK--The Fund's investments in derivatives may rise or fall more rapidly than other investments.


--------------------------------------------------------------------------------
10                                                   UBS Global Asset Management

UBS High Yield Fund
--------------------------------------------------------------------------

Performance

RISK/RETURN BAR CHART AND TABLE


The following bar chart reflects performance information for the Class Y shares of the Fund, and the table reflects performance information for the Class Y and Class A shares of the Fund. Performance information for Class B and Class C shares is not included because Class B and Class C shares have not completed one full year of operations.



The bar chart and table give an indication of the Fund's risks and performance. The bar chart shows you how the Fund's performance has varied from year to year. The table illustrates how the performance of the Class Y shares and Class A shares, before taxes and for specified time periods, compares to that of a broad measure of market performance. In addition, the table presents the performance of the Class Y shares reflecting the impact of taxes. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.


TOTAL RETURN OF CLASS Y SHARES (1998 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATION)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CALENDAR YEAR     TOTAL
                  RETURN
1998                  7.76%
1999                  4.85%
2000                 -5.18%
2001                  4.15%


Total Return January 1 to June 30, 2002: -5.32%
Best quarter during calendar years shown: 4th Quarter 2001: 7.36%
Worst quarter during calendar years shown: 3rd Quarter 2001: -4.56%


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   11

UBS High Yield Fund
--------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2001


CLASS Y SHARES
(INCEPTION DATE: 9/30/97)                    1 YEAR      LIFE OF CLASS
----------------------------------------  -------------  -------------
Return Before Taxes.....................           4.15%          3.17%
Return After Taxes on Distributions.....          -2.35%         -1.16%
Return After Taxes on Distributions and
  Sale of Fund Shares...................           2.40%          0.43%
Merrill Lynch High Yield Cash Pay Index*
  (1)...................................           6.20%          2.35%

CLASS A SHARES**
(INCEPTION DATE: 12/31/98)
----------------------------------------
Return Before Taxes.....................          -0.82%         -0.65%
Merrill Lynch High Yield Cash Pay Index*
  (1)...................................           6.20%          1.25%



  *  Does not reflect the deduction of fees, expenses or taxes.
 ** The average annual total returns for the Class A shares have been calculated to reflect the Class A shares' current maximum front-end sales charge of 4.50%.
(1) The Merrill Lynch High Yield Cash Pay Index is an index of publicly placed non-convertible, coupon-bearing U.S. domestic debt with a term to maturity of at least one year.




After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.


--------------------------------------------------------------------------------
12                                                   UBS Global Asset Management

UBS High Yield Fund
--------------------------------------------------------------------------

Expenses and Fee Tables


FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.


SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

                                                              CLASS A   CLASS B   CLASS C   CLASS Y
                                                              --------  --------  --------  --------
Maximum Sales Charge (Load) (as a % of offering price)......   4.50%     5.00%     1.75%      None
Maximum Front-End Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)................................   4.50%      None     1.00%      None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of offering price)................................    None     5.00%     0.75%      None
Exchange Fee................................................    None      None      None      None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)*


                                                               CLASS A     CLASS B     CLASS C     CLASS Y
                                                              ----------  ----------  ----------  ----------
Management Fees.............................................      0.60%       0.60%       0.60%       0.60%
Distribution and/or Service (12b-1) Fees....................      0.25%       1.00%       0.75%        None
Other Expenses**............................................      0.49%       0.53%       0.52%       0.50%
                                                               --------    --------    --------    --------
Total Annual Fund Operating Expenses........................      1.34%       2.13%       1.87%       1.10%
                                                               ========    ========    ========    ========
Management Fee Waiver/Expense Reimbursements................      0.39%       0.43%       0.42%       0.40%
                                                               --------    --------    --------    --------
Net Expenses***.............................................      0.95%       1.70%       1.45%       0.70%
                                                               ========    ========    ========    ========



  * The operating expenses shown are based on expenses incurred during the Fund's most recent fiscal year ending June 30, 2002. Class B and Class C expense ratios are annualized. Amounts do not include interest expense.
 ** Includes an administrative fee of 0.075% paid by the Fund to UBS Global AM. *** The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its fees and/or to reimburse expenses to the extent that the Fund's expenses, for the fiscal year ending June 30, 2003, otherwise would exceed the "Net Expenses" rates shown in the table above for each of the Class A, Class B, Class C and Class Y shares, as applicable. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. Prior to July 1, 2002, the Fund was subject to permanent expense caps for its classes of shares at identical rates.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                   13

UBS High Yield Fund
--------------------------------------------------------------------------

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                ------    -------    -------    --------
Class A.....................................................     $543      $819      $1,115      $1,958
Class B (assuming sale of all shares at end of period)......      673       926       1,305       2,041
Class B (assuming no sale of shares)........................      173       626       1,105       2,041
Class C (assuming sale of all shares at end of period)......      321       642       1,062       2,235
Class C (assuming no sale of shares)........................      246       642       1,062       2,235
Class Y.....................................................       72       310         567       1,304


--------------------------------------------------------------------------------
14                                                   UBS Global Asset Management

UBS U.S. Balanced Fund
--------------------------------------------------------------------------


Investment Objective, Strategies, Securities Selection and Risks


FUND OBJECTIVE

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in U.S. securities. The Fund will also invest, under normal circumstances, at least 25% of its net assets in fixed income securities and 25% of its net assets in equity securities.



Investments in fixed income securities may include debt securities of the U.S. government, its agencies and instrumentalities, debt securities of U.S. corporations, mortgage-backed securities and asset-backed securities. Investments in equity securities may include dividend-paying securities, common stock and preferred stock. The Fund may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.



SECURITIES SELECTION



The Fund is a multi-asset fund and allocates its assets among the major domestic asset classes (U.S. fixed income and U.S. equities) based upon the Advisor's assessment of prevailing market conditions in the U.S. and abroad.



Within the equity portion of the Fund, the Advisor selects securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. The Advisor bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Advisor then compares its assessment of a security's value against the prevailing market prices with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.



In selecting fixed income securities, the Advisor uses an internally developed valuation model that quantifies return expectations for all major domestic bond markets. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the Advisor considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook. These securities will have an initial maturity of more than one year, and will generally be of investment-grade quality and possess a minimum rating of BBB by S&P or Baa by Moody's or, if unrated, determined to be of comparable quality by the Advisor.



The Advisor's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration management involves adjusting the sensitivity to interest rates of the holdings. The Advisor manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risk.



The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect its ability to pursue its investment objective. The Advisor actively manages the Fund. As such, increased portfolio turnover may result in higher costs for brokerage commissions, transaction costs and taxable gains.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   15

UBS U.S. Balanced Fund
--------------------------------------------------------------------------

PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

- INTEREST RATE RISK--The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and higher quality securities more than lower quality securities.


- PREPAYMENT OR CALL RISK--The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to re-invest in obligations with lower interest rates than the original obligations.



- MARKET RISK--The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.



- MID CAP RISK--The risk that investments in medium size companies may be more volatile than investments in larger companies, as medium size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.


- ASSET ALLOCATION RISK--The risk that the Fund may allocate assets to an asset category that underperforms other asset categories. For example, the Fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.


- DERIVATIVES RISK--The Fund's investments in derivatives may rise or fall more rapidly than other investments.


--------------------------------------------------------------------------------
16                                                   UBS Global Asset Management

UBS U.S. Balanced Fund
--------------------------------------------------------------------------

Performance

RISK/RETURN BAR CHART AND TABLE


The following bar chart reflects performance information for the Class Y shares of the Fund, and the table reflects performance information for the Class Y and Class A shares of the Fund. Performance information for Class B and Class C shares is not included because Class B and Class C shares have not completed one full year of operations.



The bar chart and table give an indication of the Fund's risks and performance. The bar chart shows you how the Fund's performance has varied from year to year. The table illustrates how the performance of the Class Y shares and Class A shares, before taxes and for specified time periods, compares to that of a broad measure of market performance. In addition, the table presents the performance of the Class Y shares reflecting the impact of taxes. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.


TOTAL RETURN OF CLASS Y SHARES (1995 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATION)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CALENDAR YEAR     TOTAL
                  RETURN
1995                 25.48%
1996                 11.32%
1997                 13.22%
1998                  9.92%
1999                 -6.95%
2000                 12.49%
2001                  7.72%


Total Return January 1 to June 30, 2002: -3.30%
Best quarter during calendar years shown: 4th Quarter 2001: 8.45%
Worst quarter during calendar years shown: 3rd Quarter 1999: -5.12%


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   17

UBS U.S. Balanced Fund
--------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2001


CLASS Y SHARES
(INCEPTION DATE: 12/31/94)               1 YEAR      5 YEAR  LIFE OF CLASS
-----------------------------------  --------------  ------  -------------
Return Before Taxes................            7.72%  7.01%        10.07%
Return After Taxes on
  Distributions....................            6.30%  3.77%         6.75%
Return After Taxes on Distributions
  and Sale of Fund Shares..........            4.69%  4.51%         6.95%
Wilshire 5000 Equity Index *(1)....          -10.97%  9.70%        14.80%
Lehman U.S. Aggregate Index
  *(2)(3)..........................            8.44%  7.42%         8.38%
U.S. Balanced Mutual Fund Index
  *(4).............................           -4.02%  9.34%        12.80%
Salomon Smith Barney Broad
  Investment Grade (BIG) Index.....            8.52%  7.43%         8.40%

CLASS A SHARES**
(INCEPTION DATE: 6/30/97)
-----------------------------------
Return Before Taxes................            1.53%   N/A          4.59%
Wilshire 5000 Equity Index *(1)....          -10.97%   N/A          6.90%
Lehman U.S. Aggregate Index
  *(2)(3)..........................            8.44%   N/A          7.55%
U.S. Balanced Mutual Fund Index
  *(4).............................           -4.02%   N/A          7.59%
Salomon Smith Barney Broad
  Investment Grade (BIG) Index.....            8.52%   N/A          7.57%



  *  Does not reflect the deduction of fees, expenses or taxes.
 ** The average annual total returns for the Class A shares have been calculated to reflect the Class A shares' current maximum front-end sales charge of 5.50%.
(1) The Wilshire 5000 Equity Index is a broad-based, market capitalization weighted index that includes all U.S. common stocks. It is designed to provide a representative indication of the capitalization and return for the U.S. equity market.
(2) The Lehman U.S. Aggregate Index is an unmanaged index of investment grade fixed-rate debt issues, including corporate, government, mortgage-backed and asset-backed securities with maturities of at least one year.
(3) As of April 1, 2002, the fixed income component of U.S. Balanced Mutual Fund Index was changed to the Lehman U.S. Aggregate Index from the Salomon Smith Barney Broad Investment Grade (BIG) Index because the Lehman U.S. Aggregate Index better reflects the portfolio composition of the fixed income component of the Fund. Assuming the fixed income component of the U.S. Balanced Mutual Fund Index reflected the returns for the Salomon BIG Index for the periods indicated, the returns for the U.S. Balanced Mutual Fund Index were -4.02% for the one year period, 9.34% for the five year period, and 12.80% and 10.81% for the Class Y and Class A life of class periods, respectively.
(4) The U.S. Balanced Mutual Fund Index is an unmanaged index compiled by the Advisor and represents a fixed composite of 65% Wilshire 5000 Equity Index and 35% Lehman U.S. Aggregate Index.




After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.


--------------------------------------------------------------------------------
18                                                   UBS Global Asset Management

UBS U.S. Balanced Fund
--------------------------------------------------------------------------

Expenses and Fee Tables


FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.


SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

                                                              CLASS A   CLASS B   CLASS C   CLASS Y
                                                              --------  --------  --------  --------
Maximum Sales Charge (Load) (as a % of offering price)......   5.50%     5.00%     2.00%      None
Maximum Front-End Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)................................   5.50%      None     1.00%      None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of offering price)................................    None     5.00%     1.00%      None
Exchange Fee................................................    None      None      None      None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)*


                                                               CLASS A     CLASS B     CLASS C     CLASS Y
                                                              ----------  ----------  ----------  ----------
Management Fees.............................................      0.70%       0.70%       0.70%       0.70%
Distribution and/or Service (12b-1) Fees....................      0.25%       1.00%       1.00%        None
Other Expenses**............................................      0.70%       0.79%       0.75%       0.62%
                                                               --------    --------    --------    --------
Total Annual Fund Operating Expenses........................      1.65%       2.49%       2.45%       1.32%
                                                               ========    ========    ========    ========
Management Fee Waiver/Expense Reimbursements................      0.60%       0.69%       0.65%       0.52%
                                                               --------    --------    --------    --------
Net Expenses***.............................................      1.05%       1.80%       1.80%       0.80%
                                                               ========    ========    ========    ========



  * The operating expenses shown are based on expenses incurred during the Fund's most recent fiscal year ending June 30, 2002. Class B and Class C expense ratios are annualized. Amounts do not include interest expense.
 ** Includes an administrative fee of 0.075% paid by the Fund to UBS Global AM. *** The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its fees and/or to reimburse expenses to the extent that the Fund's expenses, for the fiscal year ending June 30, 2003, otherwise would exceed the "Net Expenses" rates shown in the table above for each of the Class A, Class B, Class C and Class Y shares, as applicable. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. Prior to July 1, 2002, the Fund was subject to permanent expense caps for its classes of shares at identical rates.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                   19

UBS U.S. Balanced Fund
--------------------------------------------------------------------------

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                ------    -------    -------    --------
Class A.....................................................     $651     $  986     $1,344      $2,350
Class B (assuming sale of all shares at end of period)......      683      1,010      1,463       2,375
Class B (assuming no sale of shares)........................      183        710      1,263       2,375
Class C (assuming sale of all shares at end of period)......      381        795      1,335       2,810
Class C (assuming no sale of shares)........................      281        795      1,335       2,810
Class Y.....................................................       82        367        674       1,545


--------------------------------------------------------------------------------
20                                                   UBS Global Asset Management

UBS U.S. Equity Fund
--------------------------------------------------------------------------


Investment Objective, Strategies, Securities Selection and Risks


FUND OBJECTIVE

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in U.S. equity securities. Investments in equity securities may include dividend-paying securities, common stock and preferred stock. In general, the Fund emphasizes large capitalization stocks, but also may hold small and intermediate capitalization stocks. The Fund may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.



SECURITIES SELECTION



In selecting securities, the Advisor focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. The Advisor will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Advisor bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Advisor then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.



The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, increased portfolio turnover may result in higher costs for brokerage commissions, transaction costs and taxable gains.


PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:


- MARKET RISK--The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.



- SMALL AND MEDIUM COMPANY RISK--The risk that investments in small and medium size companies may be more volatile than investments in larger companies, as small and medium size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.



- DERIVATIVES RISK--The Fund's investments in derivatives may rise or fall more rapidly than other investments.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   21

UBS U.S. Equity Fund
--------------------------------------------------------------------------

Performance

RISK/RETURN BAR CHART AND TABLE


The following bar chart reflects performance information for the Class Y shares of the Fund, and the table reflects performance information for the Class Y and Class A shares of the Fund. Performance information for Class B and Class C shares is not included because Class B and Class C shares have not completed one full year of operations.



The bar chart and table give an indication of the Fund's risks and performance. The bar chart shows you how the Fund's performance has varied from year to year. The table illustrates how the performance of the Class Y shares and Class A shares, before taxes and for specified time periods, compares to that of a broad measure of market performance. In addition, the table presents the performance of the Class Y shares reflecting the impact of taxes. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.


TOTAL RETURN OF CLASS Y SHARES (1995 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATION)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CALENDAR YEAR     TOTAL
                  RETURN
1995                 40.58%
1996                 25.65%
1997                 24.76%
1998                 18.57%
1999                 -4.05%
2000                  3.23%
2001                  1.87%


Total Return January 1 to June 30, 2002: -7.50%
Best quarter during calendar years shown: 4th Quarter 1998: 16.35% Worst quarter during calendar years shown: 3rd Quarter 1999: -14.25%


--------------------------------------------------------------------------------
22                                                   UBS Global Asset Management

UBS U.S. Equity Fund
--------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2001


CLASS Y SHARES
(INCEPTION DATE: 2/28/94)                1 YEAR      5 YEAR  LIFE OF CLASS
-----------------------------------  --------------  ------  -------------
Return Before Taxes................            1.87%  8.34%        12.87%
Return After Taxes on
  Distributions....................            0.82%  6.50%        10.99%
Return After Taxes on Distributions
  and Sale of Fund Shares..........            1.96%  6.59%        10.38%
Wilshire 5000 Equity Index* (1)....          -10.97%  9.70%        12.99%



CLASS A SHARES**
(INCEPTION DATE: 6/30/97)
-----------------------------------
Return Before Taxes................           -4.02% N/A    3.97%
Wilshire 5000 Equity Index* (1)....          -10.97% N/A    6.90%



  *  Does not reflect the deduction of fees, expenses or taxes.
 ** The average annual total returns for the Class A shares have been calculated to reflect the Class A shares' current maximum front-end sales charge of 5.50%.
(1) The Wilshire 5000 Equity Index is a broad-based, market capitalization weighted index that includes all U.S. common stocks. It is designed to provide a representative indication of the capitalization and return for the U.S. equity market.




After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   23

UBS U.S. Equity Fund
--------------------------------------------------------------------------

Expenses and Fee Tables


FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.


SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

                                                              CLASS A   CLASS B   CLASS C   CLASS Y
                                                              --------  --------  --------  --------
Maximum Sales Charge (Load) (as a % of offering price)......   5.50%     5.00%     2.00%      None
Maximum Front-End Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)................................   5.50%      None     1.00%      None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of offering price)................................    None     5.00%     1.00%      None
Exchange Fee................................................    None      None      None      None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)*


                                                               CLASS A     CLASS B     CLASS C     CLASS Y
                                                              ----------  ----------  ----------  ----------
Management Fees.............................................      0.70%       0.70%       0.70%       0.70%
Distribution and/or Service (12b-1) Fees....................      0.25%       1.00%       1.00%     None
Other Expenses**............................................      0.32%       0.37%       0.35%       0.31%
                                                               --------    --------    --------    --------
Total Annual Fund Operating Expenses........................      1.27%       2.07%       2.05%       1.01%
                                                               ========    ========    ========    ========
Management Fee Waiver/Expense Reimbursements................      0.22%       0.27%       0.25%       0.21%
                                                               --------    --------    --------    --------
Net Expenses***.............................................      1.05%       1.80%       1.80%       0.80%
                                                               ========    ========    ========    ========



  * The operating expenses shown are based on expenses incurred during the Fund's most recent fiscal year ending June 30, 2002. Class B and Class C expense ratios are annualized.
 ** Includes an administrative fee of 0.075% paid by the Fund to UBS Global AM. *** The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its fees and/or to reimburse expenses to the extent that the Fund's expenses, for the fiscal year ending June 30, 2003, otherwise would exceed the "Net Expenses" rates shown in the table above for each of the Class A, Class B, Class C and Class Y shares, as applicable. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. Prior to July 1, 2002, the Fund was subject to permanent expense caps for its classes of shares at identical rates.



--------------------------------------------------------------------------------
24                                                   UBS Global Asset Management

UBS U.S. Equity Fund
--------------------------------------------------------------------------

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                ------    -------    -------    --------
Class A.....................................................     $651      $910      $1,189      $1,981
Class B (assuming sale of all shares at end of period)......      683       923       1,289       1,984
Class B (assuming no sale of shares)........................      183       623       1,089       1,984
Class C (assuming sale of all shares at end of period)......      381       712       1,170       2,436
Class C (assuming no sale of shares)........................      281       712       1,170       2,436
Class Y.....................................................       82       301         537       1,217


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   25

UBS U.S. Value Equity Fund
--------------------------------------------------------------------------


Investment Objective, Strategies, Securities Selection and Risks


FUND OBJECTIVE

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in U.S. equity securities. Investments in equity securities may include dividend-paying securities, common stock and preferred stock. The Fund may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.



SECURITIES SELECTION



In selecting securities, the Advisor focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. The Fund will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Advisor bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Advisor then compares its assessment of a security's value against the prevailing market prices with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics. The Fund will generally only invest in stocks that at the time of purchase are contained in its benchmark.



The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, increased portfolio turnover may result in higher costs for brokerage commissions, transaction costs and taxable gains.



PRINCIPAL RISKS



An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The principal risks presented by an investment in the Fund are:



- MARKET RISK--The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.



- DERIVATIVES RISK--The Fund's investments in derivatives may rise or fall more rapidly than other investments.


--------------------------------------------------------------------------------
26                                                   UBS Global Asset Management

UBS U.S. Value Equity Fund
--------------------------------------------------------------------------

Performance

There is no performance information quoted for the Fund as the Fund did not commence investment operations until June 29, 2001 and therefore, does not have a full calendar year of performance information.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   27

UBS U.S. Value Equity Fund
--------------------------------------------------------------------------

Expenses and Fee Tables


FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.


SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

                                                              CLASS A  CLASS B  CLASS C  CLASS Y
                                                              -------  -------  -------  -------
Maximum Sales Charge (Load) (as a % of offering price)......   5.50%    5.00%    2.00%     None
Maximum Front-End Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)................................   5.50%     None    1.00%     None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of offering price)................................    None    5.00%    1.00%     None
Exchange Fee................................................    None     None     None     None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)*


                                                              CLASS A   CLASS B   CLASS C   CLASS Y
                                                              --------  --------  --------  --------
Management Fees.............................................   0.70%     0.70%     0.70%     0.70%
Distribution and/or Service (12b-1) Fees....................   0.25%     1.00%     1.00%      None
Other Expenses**............................................   2.95%     3.04%     2.96%     2.53%
                                                               -----     -----     -----     -----
Total Annual Fund Operating Expenses........................   3.90%     4.74%     4.66%     3.23%
                                                               =====     =====     =====     =====
Management Fee Waiver/Expense Reimbursements................   2.80%     2.89%     2.81%     2.38%
                                                               -----     -----     -----     -----
Net Expenses***.............................................   1.10%     1.85%     1.85%     0.85%
                                                               =====     =====     =====     =====



  * The operating expenses shown are based on expenses incurred during the Fund's most recent fiscal year ending June 30, 2002. Class B and Class C expense ratios are annualized.
 ** Includes an administrative fee of 0.075% paid by the Fund to UBS Global AM. *** The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its fees and/or to reimburse expenses to the extent that the Fund's expenses, for its fiscal year ending June 30, 2003, otherwise would exceed the "Net Expenses" rates shown in the table above for each of the Class A, Class B, Class C and Class Y shares, as applicable. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. Prior to July 1, 2002, the Fund was subject to expense caps for its classes of shares at identical rates for the one-year period from September 1, 2001 through September 1, 2002.



--------------------------------------------------------------------------------
28                                                   UBS Global Asset Management

UBS U.S. Value Equity Fund
--------------------------------------------------------------------------

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                ------    -------    -------    --------
Class A.....................................................     $656     $1,430     $2,222      $4,278
Class B (assuming sale of all shares at end of period)......      688      1,468      2,354       4,315
Class B (assuming no sale of shares)........................      188      1,168      2,154       4,315
Class C (assuming sale of all shares at end of period)......      386      1,241      2,203       4,635
Class C (assuming no sale of shares)........................      286      1,241      2,203       4,635
Class Y.....................................................       87        772      1,481       3,367


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   29

UBS U.S. Large Cap Growth Fund
--------------------------------------------------------------------------


Investment Objective, Strategies, Securities Selection and Risks


FUND OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S. large capitalization companies. Large capitalization companies are those with a market capitalization of $6 billion or greater at the time of purchase. Up to 20% of the Fund's net assets may be invested in foreign securities. Investments in equity securities may include common stock and preferred stock. The Fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks. The Fund is a non-diversified fund.



SECURITIES SELECTION



In selecting securities, the Sub-Advisor seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, the Sub-Advisor considers earnings revision trends, expected earnings growth rates, sales acceleration, price earnings multiples and positive stock price momentum, when selecting securities. The Sub-Advisor expects that these companies can sustain an above average return on invested capital at a higher level and over a longer period of time than is reflected in the current market prices.



The Fund will invest in companies within its capitalization range as described above. However, the Fund may invest a portion of its assets in securities outside of this range. Further, if movement in the market price causes a security to change from one capitalization range to another, the Fund is not required to dispose of the security.



The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, increased portfolio turnover may result in higher costs for brokerage commissions, transaction costs and taxable gains.


PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:


- MARKET RISK--The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.



- FOREIGN INVESTING RISK--The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the U.S. Dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of U.S. issuers.



- NON-DIVERSIFICATION RISK--The risk that the Fund will be more volatile than a diversified fund because the Fund invests its assets in a smaller number of issuers. The gains or losses on a single security may, therefore, have a greater impact on the Fund's net asset value.



- DERIVATIVES RISK--The Fund's investments in derivatives may rise or fall more rapidly than other investments.


--------------------------------------------------------------------------------
30                                                   UBS Global Asset Management

UBS U.S. Large Cap Growth Fund
--------------------------------------------------------------------------

Performance

RISK/RETURN BAR CHART AND TABLE


The following bar chart reflects performance information for the Class Y shares of the Fund, and the table reflects performance information for the Class Y and Class A shares of the Fund. Performance information for Class B and Class C shares is not included because Class B and Class C shares have not completed one full year of operations.



The bar chart and table give an indication of the Fund's risks and performance. The bar chart shows you how the Fund's performance has varied from year to year. The table illustrates how the performance of the Class Y shares and Class A shares, before taxes and for specified time periods, compares to that of a broad measure of market performance. In addition, the table presents the performance of the Class Y shares reflecting the impact of taxes. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.


TOTAL RETURN OF CLASS Y SHARES (1998 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATION)
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CALENDAR YEAR     TOTAL
                  RETURN
1998                 24.90%
1999                 32.73%
2000                -16.10%
2001                -22.75%


Total Return January 1 to June 30, 2002: -20.22%
Best quarter during calendar years shown: 4th Quarter 1998: 26.41% Worst quarter during calendar years shown: 3rd Quarter 2001: -20.02%


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   31

UBS U.S. Large Cap Growth Fund
--------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2001


CLASS Y SHARES
(INCEPTION DATE: 10/14/97)                    1 YEAR      LIFE OF CLASS
----------------------------------------  --------------  -------------
Return Before Taxes.....................          -22.75%          1.58%
Return After Taxes on Distributions.....          -22.84%         -0.12%
Return After Taxes on Distributions and
  Sale of Fund Shares...................          -13.77%          1.15%
Russell 1000 Growth Index* (1)..........          -20.42%          4.51%

CLASS A SHARES**
(INCEPTION DATE: 12/31/98)
----------------------------------------
Return Before Taxes.....................          -27.35%         -7.01%
Russell 1000 Growth Index* (1)..........          -20.42%         -6.32%



  *  Does not reflect the deduction of fees, expenses or taxes
 ** The average annual total returns for the Class A shares have been calculated to reflect the Class A shares' current maximum front-end sales charge of 5.50%.
(1) The Russell 1000 Growth Index measures the performance of the 1,000 largest companies in the Russell 3000 Growth Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.




After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.


--------------------------------------------------------------------------------
32                                                   UBS Global Asset Management

UBS U.S. Large Cap Growth Fund
--------------------------------------------------------------------------

Expenses and Fee Tables


FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.


SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

                                                              CLASS A   CLASS B   CLASS C   CLASS Y
                                                              --------  --------  --------  --------
Maximum Sales Charge (Load)
  (as a % of offering price)................................   5.50%     5.00%     2.00%      None
Maximum Front-End Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)................................   5.50%      None     1.00%      None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of offering price)................................    None     5.00%     1.00%      None
Exchange Fee................................................    None      None      None      None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)*


                                                              CLASS A     CLASS B     CLASS C     CLASS Y
                                                              ----------  ----------  ----------  ----------
Management Fees.............................................      0.70%       0.70%       0.70%       0.70%
Distribution and/or Service (12b-1) Fees....................      0.25%       1.00%       1.00%        None
Other Expenses**............................................      1.64%       1.44%       1.60%       1.52%
                                                               --------    --------    --------    --------
Total Annual Fund Operating Expenses........................      2.59%       3.14%       3.30%       2.22%
                                                               ========    ========    ========    ========
Management Fee Waiver/Expense Reimbursements................      1.54%       1.34%       1.50%       1.42%
                                                               --------    --------    --------    --------
Net Expenses***.............................................      1.05%       1.80%       1.80%       0.80%
                                                               ========    ========    ========    ========



  * The operating expenses shown are based on expenses incurred during the Fund's most recent fiscal year ending June 30, 2002. Class B and Class C expense ratios are annualized.
 ** Includes an administrative fee of 0.075% paid by the Fund to UBS Global AM. *** The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its fees and/or to reimburse expenses to the extent that the Fund's expenses, for the fiscal year ending June 30, 2003, otherwise would exceed the "Net Expenses" rates shown in the table above for each of the Class A, Class B, Class C and Class Y shares, as applicable. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. Prior to July 1, 2002, the Fund was subject to permanent expense caps for its classes of shares at identical rates.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                   33

UBS U.S. Large Cap Growth Fund
--------------------------------------------------------------------------

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                ------    -------    -------    --------
Class A.....................................................     $651     $1,172     $1,719      $3,205
Class B (assuming sale of all shares at end of period)......      683      1,143      1,728       3,110
Class B (assuming no sale of shares)........................      183        843      1,528       3,110
Class C (assuming sale of all shares at end of period)......      381        967      1,676       3,558
Class C (assuming no sale of shares)........................      281        967      1,676       3,558
Class Y.....................................................       82        557      1,060       2,443


--------------------------------------------------------------------------------
34                                                   UBS Global Asset Management

UBS U.S. Small Cap Equity Fund
--------------------------------------------------------------------------


Investment Objective, Strategies, Securities Selection and Risks


FUND OBJECTIVE

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S. small capitalization companies. Small capitalization companies are those companies with market capitalizations of $2.5 billion or less at the time of purchase. Investments in equity securities may include dividend-paying securities, common stock and preferred stock. The Fund may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks. The Fund is a non-diversified fund.



SECURITIES SELECTION



The Advisor looks for companies with strong and innovative management, good financial controls, increasing market share, diversified product/service offerings, and low market-to-sales ratios relative to similar companies. In selecting securities, the Advisor focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. The Fund will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Advisor bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Advisor then compares its assessment of a security's value against the prevailing market prices with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.



The Fund will invest in companies within its capitalization range as described above. However, the Fund may invest a portion of its assets in securities outside of this range. Further, if movement in the market price causes a security to change from one capitalization range to another, the Fund is not required to dispose of the security.



The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, increased portfolio turnover may result in higher costs for brokerage commissions, transaction costs and taxable gains.


PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:


- MARKET RISK--The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.


- SMALL COMPANY RISK--The risk that investments in smaller companies may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The trading volume of smaller company securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for the securities of smaller companies generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.


- NON-DIVERSIFICATION RISK--The risk that the fund will be more volatile than a diversified Fund because the Fund invests its assets in a smaller number of issuers. The gains or losses on a single security may, therefore, have a greater impact on the Fund's net asset value.



- DERIVATIVES RISK--The Fund's investments in derivatives may rise or fall more rapidly than other investments.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   35

UBS U.S. Small Cap Equity Fund
--------------------------------------------------------------------------

Performance

There is no performance information quoted for the Fund as the Fund had not commenced investment operations as of the date of this prospectus.

--------------------------------------------------------------------------------
36                                                   UBS Global Asset Management

UBS U.S. Small Cap Equity Fund
--------------------------------------------------------------------------

Expenses and Fee Tables


FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.


SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

                                                              CLASS A   CLASS B   CLASS C   CLASS Y
                                                              --------  --------  --------  --------
Maximum Sales Charge (Load)
  (as a % of offering price)................................   5.50%     5.00%     2.00%      None
Maximum Front-End Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)................................   5.50%      None     1.00%      None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of offering price)................................    None     5.00%     1.00%      None
Exchange Fee................................................    None      None      None      None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)*


                                                              CLASS A     CLASS B     CLASS C     CLASS Y
                                                              ----------  ----------  ----------  ----------
Management Fees.............................................      1.00%       1.00%       1.00%       1.00%
Distribution and/or Service (12b-1) Fees....................      0.25%       1.00%       1.00%        None
Other Expenses**............................................      0.52%       0.54%       0.54%       0.49%
                                                               --------    --------    --------    --------
Total Annual Fund Operating Expenses........................      1.77%       2.54%       2.54%       1.49%
                                                               ========    ========    ========    ========
Management Fee Waiver/Expense Reimbursements................      0.37%       0.39%       0.39%       0.34%
                                                               --------    --------    --------    --------
Net Expenses***.............................................      1.40%       2.15%       2.15%       1.15%
                                                               ========    ========    ========    ========


  *  The fees and expenses are based on estimates.
 ** Includes an administrative fee of 0.075% paid by the Fund to UBS Global AM. *** The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its fees and/or to reimburse expenses to the extent that the Fund's expenses, for its fiscal year ending June 30, 2003, otherwise would exceed the "Net Expenses" rates shown in the table above for each of the Class A, Class B, Class C and Class Y shares, as applicable. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. Prior to July 1, 2002, the Fund was subject to expense caps for its classes of shares at identical rates for the one-year period from September 1, 2001 through September 1, 2002.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   37

UBS U.S. Small Cap Equity Fund
--------------------------------------------------------------------------

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                1 YEAR    3 YEARS
                                                                ------    -------
Class A.....................................................     $685     $1,043
Class B (assuming sale of all shares at end of period)......      718      1,053
Class B (assuming no sale of shares)........................      218        753
Class C (assuming sale of all shares at end of period)......      416        846
Class C (assuming no sale of shares)........................      316        846
Class Y.....................................................      117        438



  * The Fund has not projected expenses beyond the 3 year period shown because the Fund had not commenced investment operations as of the date of this prospectus.


--------------------------------------------------------------------------------
38                                                   UBS Global Asset Management

UBS U.S. Small Cap Growth Fund
--------------------------------------------------------------------------


Investment Objective, Strategies, Securities Selection and Risks


FUND OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S. small capitalization companies. Small capitalization companies are those companies with market capitalizations of $2.5 billion or less at the time of purchase. Investments in equity securities may include common stock and preferred stock. The Fund may invest up to 20% of its net assets in foreign securities. The Fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.



SECURITIES SELECTION



In selecting securities, the Sub-Advisor seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, the Sub-Advisor considers earnings revision trends, positive stock price momentum and sales acceleration when selecting securities. The Fund may invest in emerging growth companies, which are companies that the Sub-Advisor expects to experience above-average earnings or cash flow growth or meaningful changes in underlying asset values.



The Fund will invest in companies within its capitalization range as described above. However, the Fund may invest a portion of its assets in securities outside of this range. Further, if movement in the market price causes a security to change from one capitalization range to another, the Fund is not required to dispose of the security.



The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, increased portfolio turnover may result in higher costs for brokerage commissions, transaction costs and taxable gains.


PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:


- MARKET RISK--The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.


- SMALL COMPANY RISK--The risk that investments in smaller companies may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The trading volume of smaller company securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for the securities of smaller companies generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.


- FOREIGN INVESTING RISK--The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the U.S. Dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of U.S. issuers.



- DERIVATIVES RISK--The Fund's investments in derivatives may rise or fall more rapidly than other investments.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   39

UBS U.S. Small Cap Growth Fund
--------------------------------------------------------------------------

Performance

RISK/RETURN BAR CHART AND TABLE


The following bar chart reflects performance information for the Class Y shares of the Fund, and the table reflects performance information for the Class Y and Class A shares of the Fund. Performance information for Class B and Class C shares is not included because Class B and Class C shares have not completed one full year of operations.



The bar chart and table give an indication of the Fund's risks and performance. The bar chart shows you how the Fund's performance has varied from year to year. The table illustrates how the performance of the Class Y shares and Class A shares, before taxes and for specified time periods, compares to that of a broad measure of market performance. In addition, the table presents the performance of the Class Y shares reflecting the impact of taxes. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.


TOTAL RETURN OF CLASS Y SHARES (1998 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATION)
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CALENDAR YEAR     TOTAL
                  RETURN
1998                 -6.70%
1999                 41.70%
2000                 22.44%
2001                -10.23%


Total Return January 1 to June 30, 2002: -7.72%
Best quarter during calendar years shown: 4th Quarter 1999: 32.94% Worst quarter during calendar years shown: 3rd Quarter 1998: -23.86%


--------------------------------------------------------------------------------
40                                                   UBS Global Asset Management

UBS U.S. Small Cap Growth Fund
--------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2001


CLASS Y SHARES
(INCEPTION DATE: 9/30/97)                     1 YEAR      LIFE OF CLASS
----------------------------------------  --------------  --------------
Return Before Taxes.....................          -10.23%           7.70%
Return After Taxes on Distributions.....          -11.12%           5.71%
Return After Taxes on Distributions and
  Sale of Fund Shares...................           -5.74%           5.52%
Russell 2000 Growth Index* (1)..........           -9.23%          -1.54%

CLASS A SHARES**
(INCEPTION DATE: 12/31/98)
----------------------------------------
Return Before Taxes.....................          -15.54%          13.36%
Russell 2000 Growth Index* (1)..........           -9.23%           0.25%



  *  Does not reflect the deduction of fees, expenses or taxes
 ** The average annual total returns for the Class A shares have been calculated to reflect the Class A shares' current maximum front-end sales charge of 5.50%.
(1) The Russell 2000 Growth Index is an unmanaged index composed of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an index composed of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.




After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   41

UBS U.S. Small Cap Growth Fund
--------------------------------------------------------------------------

Expenses and Fee Tables


FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.


SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

                                                              CLASS A   CLASS B   CLASS C   CLASS Y
                                                              --------  --------  --------  --------
Maximum Sales Charge (Load)
  (as a % of offering price)................................   5.50%     5.00%     2.00%      None
Maximum Front-End Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)................................   5.50%      None     1.00%      None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of offering price)................................    None     5.00%     1.00%      None
Exchange Fee................................................    None      None      None      None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)*


                                                              CLASS A     CLASS B     CLASS C     CLASS Y
                                                              ----------  ----------  ----------  ----------
Management Fees.............................................      1.00%       1.00%       1.00%       1.00%
Distribution and/or Service (12b-1) Fees....................      0.25%       1.00%       1.00%        None
Other Expenses**............................................      0.52%       0.54%       0.54%       0.49%
                                                               --------    --------    --------    --------
Total Annual Fund Operating Expenses........................      1.77%       2.54%       2.54%       1.49%
                                                               ========    ========    ========    ========
Management Fee Waiver/Expense Reimbursements................      0.37%       0.39%       0.39%       0.34%
                                                               --------    --------    --------    --------
Net Expenses***.............................................      1.40%       2.15%       2.15%       1.15%
                                                               ========    ========    ========    ========



  * The operating expenses shown are based on expenses incurred during the Fund's most recent fiscal year ending June 30, 2002. Class B and Class C expense ratios are annualized
 ** Includes an administrative fee of 0.075% paid by the Fund to UBS Global AM. *** The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its fees and/or to reimburse expenses to the extent that the Fund's expenses, for the fiscal year ending June 30, 2003, otherwise would exceed the "Net Expenses" rates shown in the table above for each of the Class A, Class B, Class C and Class Y shares, as applicable. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. Prior to July 1, 2002, the Fund was subject to permanent expense caps for its classes of shares at identical rates.



--------------------------------------------------------------------------------
42                                                   UBS Global Asset Management

UBS U.S. Small Cap Growth Fund
--------------------------------------------------------------------------

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                ------    -------    -------    --------
Class A.....................................................     $685     $1,043     $1,424      $2,490
Class B (assuming sale of all shares at end of period)......      718      1,053      1,516       2,484
Class B (assuming no sale of shares)........................      218        753      1,316       2,484
Class C (assuming sale of all shares at end of period)......      416        846      1,402       2,918
Class C (assuming no sale of shares)........................      316        846      1,402       2,918
Class Y.....................................................      117        438        781       1,750


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   43

UBS U.S. Real Estate Equity Fund
--------------------------------------------------------------------------


Investment Objective, Strategies, Securities Selection and Risks


FUND OBJECTIVE

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in real estate equity securities of U.S. issuers. These may include real estate investment trusts ("REITs") that own properties or make construction or mortgage loans, real estate developers and companies with substantial real estate holdings and other companies whose products and services are related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage service companies. REITs and other real estate securities may be of any market capitalization, including small capitalization (below $2.5 billion). Investments in equity securities may include common stock and preferred stock. The Fund may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks. The Fund is a non-diversified fund.



SECURITIES SELECTION



The Fund is a Sector Fund, a category of funds created in response to changing market conditions and for the varied and dynamic needs of shareholders. The Fund focuses on the real estate sector, generally a narrower market segment than many other funds, and may be considered a complement to a diversified investment program. In selecting securities, the Advisor focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. For each stock under analysis, the Advisor bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies.



The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, increased portfolio turnover may result in higher costs for brokerage commissions, transaction costs and taxable gains.


PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:


- MARKET RISK--The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.



- INDUSTRY CONCENTRATION RISK--The risk that changes in economic, political or other conditions may have a particularly negative effect on issuers in an industry or sector in which the Fund's investments are concentrated. The Fund invests principally in the real estate sector by purchasing securities issued by REITs. There is, therefore, a risk that changes in real estate values or interest rates, along with economic downturns, can have a substantial impact on the Fund's investments. The Fund's portfolio may be more volatile than a Fund with a broader range of investments.



- PREPAYMENT OR CALL RISK--The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to re-invest in obligations with lower interest rates than the original obligations.


- SMALL COMPANY RISK--The risk that investments in smaller companies may be more volatile than

--------------------------------------------------------------------------------
44                                                   UBS Global Asset Management

UBS U.S. Real Estate Equity Fund
--------------------------------------------------------------------------

  investments in larger companies, as smaller companies generally experience higher growth and failure rates. The trading volume of smaller company securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for the securities of smaller companies generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.


- NON-DIVERSIFICATION RISK--The risk that the Fund will be more volatile than a diversified fund because the Fund invests its assets in a smaller number of issuers. The gains or losses on a single security may, therefore, have a greater impact on the Fund's net asset value.



- DERIVATIVES RISK--The Fund's investments in derivatives may rise or fall more rapidly than other investments.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   45

UBS U.S. Real Estate Equity Fund
--------------------------------------------------------------------------

Performance

There is no performance information quoted for the Fund as the Fund had not commenced investment operations as of the date of this prospectus.

--------------------------------------------------------------------------------
46                                                   UBS Global Asset Management

UBS U.S. Real Estate Equity Fund
--------------------------------------------------------------------------

Expenses and Fee Tables


FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.


SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

                                                              CLASS A   CLASS B   CLASS C   CLASS Y
                                                              --------  --------  --------  --------
Maximum Sales Charge (Load)
  (as a % of offering price)................................   5.50%     5.00%     2.00%      None
Maximum Front-End Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)................................   5.50%      None     1.00%      None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of offering price)................................    None     5.00%     1.00%      None
Exchange Fee................................................    None      None      None      None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)*


                                                               CLASS A     CLASS B     CLASS C     CLASS Y
                                                              ----------  ----------  ----------  ----------
Management Fees.............................................      0.90%       0.90%       0.90%       0.90%
Distribution and/or Service (12b-1) Fees....................      0.25%       1.00%       1.00%        None
Other Expenses**............................................      0.31%       0.31%       0.31%       0.31%
                                                               --------    --------    --------    --------
Total Annual Fund Operating Expenses........................      1.46%       2.21%       2.21%       1.21%
                                                               ========    ========    ========    ========
Management Fee Waiver/Expense Reimbursements................      0.16%       0.16%       0.16%       0.16%
                                                               --------    --------    --------    --------
Net Expenses***.............................................      1.30%       2.05%       2.05%       1.05%
                                                               ========    ========    ========    ========


  *  The fees and expenses are based on estimates.
 ** Includes an administrative fee of 0.075% paid by the Fund to UBS Global AM. *** The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its fees and/or to reimburse expenses to the extent that the Fund's expenses, for its fiscal year ending June 30, 2003, otherwise would exceed the "Net Expenses" rates shown in the table above for each of the Class A, Class B, Class C and Class Y shares, as applicable. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. Prior to July 1, 2002, the Fund was subject to expense caps for its classes of shares at identical rates for the one-year period from September 1, 2001 through September 1, 2002.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   47

UBS U.S. Real Estate Equity Fund
--------------------------------------------------------------------------

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                1 YEAR    3 YEARS
                                                                ------    -------
Class A.....................................................     $675      $971
Class B (assuming sale of all shares at end of period)......      708       976
Class B (assuming no sale of shares)........................      208       676
Class C (assuming sale of all shares at end of period)......      406       769
Class C (assuming no sale of shares)........................      306       769
Class Y.....................................................      107       368



  * The Fund has not projected expenses beyond the 3 year period shown because the Fund had not commenced investment operations as of the date of this prospectus.


--------------------------------------------------------------------------------
48                                                   UBS Global Asset Management

UBS Global Allocation Fund
--------------------------------------------------------------------------


Investment Objective, Strategies, Securities Selection and Risks


FUND OBJECTIVE

The Fund (formerly known as UBS Global Balanced Fund) seeks to maximize total return, consisting of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in equity and fixed income securities of issuers located within and outside the U.S. Under normal circumstances, the Fund will allocate its assets between fixed income securities and equity securities.


Investments in fixed income securities may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations, mortgage-backed securities and asset-backed securities. Investments in equity securities may include common stock and preferred stock. The Fund may invest in emerging market issuers by investing in other open-end investment companies advised by the Advisor. The Fund does not pay fees in connection with its investment in the investment companies advised by the Advisor, but may pay expenses associated with such investments. In addition, the Fund attempts to generate positive returns through sophisticated currency management techniques. These decisions are integrated with analysis of global market and economic conditions. The Fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.



SECURITIES SELECTION



The Fund is a multi-asset fund, and invests in each of the major asset classes:
U.S. fixed income, U.S. equities, international fixed income, and international equities, based upon the Advisor's assessment of prevailing market conditions in the U.S. and abroad.



Within the equity portion of the Fund's portfolio, the Advisor selects securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. The Advisor bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Advisor then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.



For each stock under analysis, the fundamental value estimate is compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a market price below the estimated intrinsic or fundamental value would be considered a candidate for inclusion in the Fund's portfolio. This comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.



In selecting fixed income securities, the Advisor uses an internally developed valuation model that quantifies return expectations for all major bond markets, domestic and foreign. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the Advisor considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook. These securities will have an initial maturity of more than one year and will generally be of investment-grade quality and possess a minimum rating of BBB by S&P or Baa by Moody's, or, if unrated, determined to be of comparable quality by the Advisor.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   49

UBS Global Allocation Fund
--------------------------------------------------------------------------


The Advisor's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration management involves adjusting the sensitivity to interest rates of the holdings within a country. The Advisor manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risks.



The Fund's risk is carefully monitored with consideration given to the risk generated by individual positions, sector, country and currency views.



The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, increased portfolio turnover may result in higher costs for brokerage commissions, transaction costs and taxable gains.


PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

- INTEREST RATE RISK--The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and higher quality securities more than lower quality securities.


- PREPAYMENT OR CALL RISK--The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to re-invest in obligations with lower interest rates than the original obligations.



- MARKET RISK--The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.



- SMALL AND MEDIUM COMPANY RISK--The risk that investments in small and medium size companies may be more volatile than investments in larger companies, as small and medium size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.



- FOREIGN INVESTING AND EMERGING MARKET RISK--The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the U.S. Dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of U.S. issuers. Each of these risks is more severe for securities of issuers in emerging market countries.



- ASSET ALLOCATION RISK--The risk that the Fund may allocate assets to an asset category that underperforms other asset categories. For example, the Fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.



- DERIVATIVES RISK--The Fund's investments in derivatives may rise or fall more rapidly than other investments.


--------------------------------------------------------------------------------
50                                                   UBS Global Asset Management

UBS Global Allocation Fund
--------------------------------------------------------------------------

Performance

RISK/RETURN BAR CHART AND TABLE


The following bar chart reflects performance information for the Class Y shares of the Fund, and the table reflects performance information for the Class Y and Class A shares of the Fund. Performance information for Class B and Class C shares is not included because Class B and Class C shares have not completed one full year of operations.



The bar chart and table give an indication of the Fund's risks and performance. The bar chart shows you how the Fund's performance has varied from year to year. The table illustrates how the performance of the Class Y shares and Class A shares, before taxes and for specified time periods, compares to that of a broad measure of market performance. In addition, the table presents the performance of the Class Y shares reflecting the impact of taxes. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.


TOTAL RETURN OF CLASS Y SHARES (1993 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATION)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CALENDAR YEAR     TOTAL
                  RETURN
1993                 11.15%
1994                 -1.89%
1995                 24.14%
1996                 14.10%
1997                 11.00%
1998                  8.32%
1999                  1.49%
2000                  6.52%
2001                  2.20%


Total Return January 1 to June 30, 2002: 2.10%
Best quarter during calendar years shown: 4th Quarter 2001: 8.58%
Worst quarter during calendar years shown: 3rd Quarter 2001: -5.37%


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   51

UBS Global Allocation Fund
--------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2001


CLASS Y SHARES
(INCEPTION DATE: 8/31/92)                1 YEAR      5 YEAR  LIFE OF CLASS
-----------------------------------  --------------  ------  -------------
Return Before Taxes................            2.20%  5.85%         8.37%
Return After Taxes on
  Distributions....................           -0.19%  3.51%         5.85%
Return After Taxes on Distributions
  and Sale of Fund Shares..........            2.45%  4.04%         5.97%
Wilshire 5000 Equity Index* (1)....
MSCI World Equity (Free) Index*
  (2)..............................          -16.63%  5.55%         9.45%
Salomon Smith Barney World
  Government Bond Index* (3).......           -0.99%  2.16%         4.79%
GSMI Mutual Fund Index* (4)........           -7.50%  6.20%         9.24%



CLASS A SHARES**
(INCEPTION DATE: 6/30/97)
-----------------------------------
Return Before Taxes................           -3.68%   N/A          2.91%
Wilshire 5000 Equity Index* (1)....
MSCI World Equity (Free) Index*
  (2)..............................          -16.63%   N/A          2.83%
Salomon Smith Barney World
  Government Bond Index* (3).......           -0.99%   N/A          2.69%
GSMI Mutual Fund Index* (4)........           -7.50%   N/A          4.53%



  *  Does not reflect the deduction of fees, expenses or taxes.
 ** The average annual total returns for the Class A shares have been calculated to reflect the Class A shares' current maximum front-end sales charge of 5.50%.
(1) The Wilshire 5000 Equity Index, a broad-based, market capitalization weighted index that includes all U.S. common stocks. It is designed to provide a representative indication of the capitalization and return for the U.S. equity market.
(2) The MSCI World Equity (Free) Index is a broad-based securities index that represents the U.S. and developed international equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United States.
(3) The Salomon Smith Barney World Government Bond Index represents the broad global fixed income markets and includes debt issues of U.S. and most developed international governments, governmental entities and supranationals.
(4) The Global Securities Markets Index (GSMI) is an unmanaged index compiled by the Advisor. It is currently constructed as follows: 40% Wilshire 5000 Equity Index, 22% MSCI World Ex USA (Free) Index, 21% Salomon Smith Barney Broad Investment Grade (BIG) Bond Index, 9% Salomon Smith Barney WGBI Non-U.S. Index, 3% Merrill Lynch High Yield Cash Pay Index, 3% MSCI Emerging Markets Free Index and 2% JP Morgan EMBI Global.




After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.


--------------------------------------------------------------------------------
52                                                   UBS Global Asset Management

UBS Global Allocation Fund
--------------------------------------------------------------------------

Expenses and Fee Tables


FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.


SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

                                                              CLASS A   CLASS B   CLASS C   CLASS Y
                                                              --------  --------  --------  --------
Maximum Sales Charge (Load)
  (as a % of offering price)................................   5.50%     5.00%     2.00%      None
Maximum Front-End Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)................................   5.50%      None     1.00%      None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of offering price)................................    None     5.00%     1.00%      None
Exchange Fee................................................    None      None      None      None
Redemption Fee (as a percentage of amount redeemed within 90
  days of purchase, if applicable)*.........................   1.00%      None      None     1.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)**


                                                               CLASS A     CLASS B     CLASS C     CLASS Y
                                                              ----------  ----------  ----------  ----------
Management Fees.............................................      0.80%       0.80%       0.80%       0.80%
Distribution and/or Service (12b-1) Fees....................      0.25%       1.00%       1.00%        None
Other Expenses***...........................................      0.38%       0.38%       0.38%       0.38%
                                                               --------    --------    --------    --------
Total Annual Fund Operating Expenses........................      1.43%       2.18%       2.18%       1.18%
                                                               ========    ========    ========    ========
Management Fee Waiver/Expense Reimbursements................      0.08%       0.08%       0.08%       0.08%
                                                               --------    --------    --------    --------
Net Expenses****............................................      1.35%       2.10%       2.10%       1.10%
                                                               ========    ========    ========    ========



  * Please see the section entitled "Selling Shares" for additional information concerning the applicability of the redemption fee.
 ** The operating expenses shown are based on expenses incurred during the Fund's most recent fiscal year ending June 30, 2002. Class B and Class C expense ratios are annualized.
***  Includes an administrative fee of 0.075% paid by the Fund to UBS
     Global AM.
**** The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its fees and/or to reimburse expenses to the extent that the Fund's expenses, for the fiscal year ending June 30, 2003, otherwise would exceed "Net Expenses" rates shown in the table above for each of the Class A, Class B, Class C and Class Y shares, as applicable. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. Prior to July 1, 2002, the Fund was subject to permanent expense caps for its classes of shares at identical rates.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                   53

UBS Global Allocation Fund
--------------------------------------------------------------------------

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                ------    -------    -------    --------
Class A.....................................................     $680      $970      $1,281      $2,162
Class B (assuming sale of all shares at end of period)......      713       974       1,362       2,143
Class B (assuming no sale of shares)........................      213       674       1,162       2,143
Class C (assuming sale of all shares at end of period)......      411       768       1,251       2,582
Class C (assuming no sale of shares)........................      311       768       1,251       2,582
Class Y.....................................................      112       367         641       1,425


--------------------------------------------------------------------------------
54                                                   UBS Global Asset Management

UBS Global Equity Fund
--------------------------------------------------------------------------


Investment Objective, Strategies, Securities Selection and Risks


FUND OBJECTIVE

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities. Investments in equity securities may include dividend-paying securities, common stock and preferred stock of U.S. and foreign issuers. The Fund may invest in companies of any size. The Fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.



SECURITIES SELECTION



In the global universe, the Advisor uses a disciplined intrinsic or fundamental value approach that seeks to take advantage of anomalies in markets often created by human over-reactions to both good and bad news. The Advisor, on behalf of the Fund, intends to diversify broadly among countries, but reserves the right to invest a substantial portion of the Fund's assets in one or more countries if economic and business conditions warrant such investments.



For each stock under analysis, a fundamental value is estimated based upon detailed country, industry and company analysis, including visits to the company, its competitors and suppliers. This fundamental value estimate is a function of the present value of the estimated future cash flows. The resulting fundamental value estimate is then compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a price below the estimated intrinsic or fundamental value would be considered a candidate for inclusion in the Fund's portfolio. This comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.



The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, increased portfolio turnover may result in higher costs for brokerage commissions, transaction costs and taxable gains.


PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:


- MARKET RISK--The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.



- SMALL AND MEDIUM COMPANY RISK--The risk that investments in small and medium size companies may be more volatile than investments in larger companies, as small and medium size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.



- FOREIGN INVESTING AND EMERGING MARKET RISK--The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the U.S. Dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of U.S. issuers. Each of these risks is more severe for securities of issuers in emerging market countries.



- DERIVATIVES RISK--The Fund's investments in derivatives may rise or fall more rapidly than other investments.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   55

UBS Global Equity Fund
--------------------------------------------------------------------------

Performance

RISK/RETURN BAR CHART AND TABLE


The following bar chart reflects performance information for the Class Y shares of the Fund, and the table reflects performance information for the Class Y and Class A shares of the Fund. Performance information for Class B and Class C shares is not included because Class B and Class C shares have not completed one full year of operations.



The bar chart and table give an indication of the Fund's risks and performance. The bar chart shows you how the Fund's performance has varied from year to year. The table illustrates how the performance of the Class Y shares and Class A shares, before taxes and for specified time periods, compares to that of a broad measure of market performance. In addition, the table presents the performance of the Class Y shares reflecting the impact of taxes. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.


TOTAL RETURN OF CLASS Y SHARES (1995 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATION)
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CALENDAR YEAR     TOTAL
                  RETURN
1995                 21.93%
1996                 17.26%
1997                 10.72%
1998                 14.03%
1999                 12.87%
2000                 -0.08%
2001                 -9.03%


Total Return January 1 to June 30, 2002: -5.11%


Best quarter during calendar years shown: 4th Quarter 1998: 14.25%


Worst quarter during calendar years shown: 3rd Quarter 2001: -11.14%



--------------------------------------------------------------------------------

56                                                   UBS Global Asset Management

UBS Global Equity Fund
--------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2001


CLASS Y SHARES
(INCEPTION DATE: 1/31/94)                1 YEAR      5 YEAR  LIFE OF CLASS
-----------------------------------  --------------  ------  -------------
Return Before Taxes................           -9.03%  5.31%         7.48%
Return After Taxes on
  Distributions....................          -10.49%  3.25%         5.38%
Return After Taxes on Distributions
  and Sale of Fund Shares..........           -5.51%  3.83%         5.50%
MSCI World Equity (Free) Index*
  (1)..............................          -16.63%  5.55%         7.64%



CLASS A SHARES**
(INCEPTION DATE: 6/30/97)
-----------------------------------
Return Before Taxes................          -14.50%   N/A          1.51%
MSCI World Equity (Free) Index*
  (1)..............................          -16.63%   N/A          2.83%



  *  Does not reflect the deduction of fees, expenses or taxes.
 ** The average annual total returns for the Class A shares have been calculated to reflect the Class A shares' current maximum front-end sales charge of 5.50%.
(1) The MSCI World Equity (Free) Index is a broad-based index that represents the U.S. and developed non-U.S. equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United States.




After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   57

UBS Global Equity Fund
--------------------------------------------------------------------------

Expenses and Fee Tables


FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.


SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

                                                              CLASS A   CLASS B   CLASS C   CLASS Y
                                                              --------  --------  --------  --------
Maximum Sales Charge (Load)
  (as a % of offering price)................................   5.50%     5.00%     2.00%      None
Maximum Front-End Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)................................   5.50%      None     1.00%      None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of offering price)................................    None     5.00%     1.00%      None
Exchange Fee................................................    None      None      None      None
Redemption Fee (as a percentage of amount redeemed within 90
  days of purchase, if applicable)*.........................   1.00%      None      None     1.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)**


                                                               CLASS A     CLASS B     CLASS C     CLASS Y
                                                              ----------  ----------  ----------  ----------
Management Fees.............................................      0.80%       0.80%       0.80%       0.80%
Distribution and/or Service (12b-1) Fees....................      0.25%       1.00%       1.00%        None
Other Expenses***...........................................      0.50%       0.53%       0.51%       0.47%
                                                               --------    --------    --------    --------
Total Annual Fund Operating Expenses........................      1.55%       2.33%       2.31%       1.27%
                                                               ========    ========    ========    ========
Management Fee Waiver/Expense Reimbursements................      0.30%       0.33%       0.31%       0.27%
Net Expenses****............................................      1.25%       2.00%       2.00%       1.00%
                                                               ========    ========    ========    ========



  * Please see the section entitled "Selling Shares" for additional information concerning the applicability of the redemption fee.
 ** The operating expenses shown are based on expenses incurred during the Fund's most recent fiscal year ending June 30, 2002. Class B and Class C expense ratios are annualized.
*** Includes an administrative fee of 0.075% paid by the Fund to UBS Global AM. **** The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its fees and/or to reimburse expenses to the extent that the Fund's expenses, for the fiscal year ending June 30, 2003, otherwise would exceed the "Net Expenses" rates shown in the table above for each of the Class A, Class B, Class C and Class Y shares, as applicable. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. Prior to July 1, 2002, the Fund was subject to permanent expense caps for its classes of shares at identical rates.



--------------------------------------------------------------------------------
58                                                   UBS Global Asset Management

UBS Global Equity Fund
--------------------------------------------------------------------------

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                ------    -------    -------    --------
Class A.....................................................     $670      $985      $1,321      $2,270
Class B (assuming sale of all shares at end of period)......      703       996       1,415       2,266
Class B (assuming no sale of shares)........................      203       696       1,215       2,266
Class C (assuming sale of all shares at end of period)......      401       785       1,295       2,696
Class C (assuming no sale of shares)........................      301       785       1,295       2,696
Class Y.....................................................      102       376         671       1,510


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   59

UBS Global Bond Fund
--------------------------------------------------------------------------


Investment Objective, Strategies, Securities Selection and Risks


FUND OBJECTIVE

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES


The Fund invests in a portfolio of investment grade global debt securities that may also provide the potential for capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in fixed income securities.



While the Fund may invest in debt securities of all types, it expects to emphasize debt securities of government issuers. Investments in fixed income securities may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations, mortgage-backed securities and asset-backed securities. The Fund may invest in fixed income securities of any maturity, but generally invests in fixed income securities having an initial maturity of more than one year. The Fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks. The Fund is a non-diversified fund.



SECURITIES SELECTION



In selecting fixed income securities, the Advisor uses an internally developed valuation model that quantifies return expectations for all major bond markets, domestic and foreign. The Advisor determines optimal country and currency weightings based on its assessments of global macroeconomic and political landscapes. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the Advisor considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook. These securities will generally be of investment-grade quality and possess a minimum rating of BBB by S&P or Baa by Moody's, or, if unrated, determined to be of comparable quality by the Advisor.



The Advisor's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration management involves adjusting the sensitivity to interest rates of the holdings within a country. The Advisor manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risks.



Depending on market conditions, undervalued securities may be found in different countries, sectors and with different durations. Therefore, all investment decisions are interrelated and made using ongoing sector, security, duration and country/currency research.



The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, increased portfolio turnover may result in higher costs for brokerage commissions, transaction costs and taxable gains.


PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other

--------------------------------------------------------------------------------
60                                                   UBS Global Asset Management

UBS Global Bond Fund
--------------------------------------------------------------------------

principal risks presented by an investment in the Fund are:

- INTEREST RATE RISK--The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and higher quality securities more than lower quality securities.


- FOREIGN INVESTING--The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the U.S. Dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of U.S. issuers.


- CREDIT RISK--The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise be unable to honor a financial obligation. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.


- PREPAYMENT OR CALL RISK--The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to re-invest in obligations with lower interest rates than the original obligations.



- MARKET RISK--The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.



- NON-DIVERSIFICATION RISK--The risk that the Fund will be more volatile than a diversified Fund because the Fund invests its assets in a smaller number of issuers. The gains or losses on a single security may, therefore, have a greater impact on the Fund's net asset value.



- DERIVATIVES RISK--The Fund's investments in derivatives may rise or fall more rapidly than other investments.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   61

UBS Global Bond Fund
--------------------------------------------------------------------------

Performance

RISK/RETURN BAR CHART AND TABLE


The following bar chart and table reflect performance information for the Class Y shares of the Fund. Performance information for Class A, Class B and Class C shares is not included because Class A, Class B and Class C shares have not completed one full year of operations.



The bar chart and table give an indication of the Fund's risks and performance. The bar chart shows you how the Fund's performance has varied from year to year. The table illustrates how the performance of the Class Y shares, before taxes and for specified time periods, compares to that of a broad measure of market performance. In addition, the table presents the performance of the Class Y shares reflecting the impact of taxes. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE


TOTAL RETURN OF CLASS Y SHARES (1994 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATION)
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CALENDAR YEAR     TOTAL
                  RETURN
1994                 -3.49%
1995                 20.32%
1996                  9.30%
1997                  1.63%
1998                 11.98%
1999                 -6.27%
2000                  1.36%
2001                 -1.33%


Total Return January 1 to June 30, 2002: 11.39%


Best quarter during calendar years shown: 3rd Quarter 2001: 7.23%


Worst quarter during calendar years shown: 3rd Quarter 2000: -3.77%



--------------------------------------------------------------------------------

62                                                   UBS Global Asset Management

UBS Global Bond Fund
--------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2001


CLASS Y SHARES
(INCEPTION DATE: 7/31/93)               1 YEAR      5 YEAR  LIFE OF CLASS
-----------------------------------  -------------  ------  -------------
Return Before Taxes................          -1.33%  1.30%         4.13%
Return After Taxes on
  Distributions....................          -1.54%  0.29%         2.04%
Return After Taxes on Distributions
  and Sale of Fund Shares..........          -0.81%  0.57%         2.31%
Salomon Smith Barney World
  Government Bond Index* (1).......          -0.99%  2.16%         4.63%



  *  Does not reflect the deduction of fees, expenses or taxes.
(1) The Salomon Smith Barney World Government Bond Index represents the broad global fixed income markets and includes debt issues of U.S. and most developed non-U.S. governments, governmental entities and supranationals.




After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   63

UBS Global Bond Fund
--------------------------------------------------------------------------

Expenses and Fee Tables


FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.


SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

                                                              CLASS A   CLASS B   CLASS C   CLASS Y
                                                              --------  --------  --------  --------
Maximum Sales Charge (Load)
  (as a % of offering price)................................   4.50%     5.00%     1.75%      None
Maximum Front-End Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)................................   4.50%      None     1.00%      None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of offering price)................................    None     5.00%     0.75%      None
Exchange Fee................................................    None      None      None      None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)*


                                                               CLASS A     CLASS B     CLASS C     CLASS Y
                                                              ----------  ----------  ----------  ----------
Management Fees.............................................      0.75%       0.75%       0.75%       0.75%
Distribution and/or Service (12b-1) Fees....................      0.25%       1.00%       0.75%        None
Other Expenses**............................................      0.57%       0.58%       0.42%       0.42%
                                                               --------    --------    --------    --------
Total Annual Fund Operating Expenses........................      1.57%       2.33%       1.92%       1.17%
                                                               ========    ========    ========    ========
Management Fee Waiver/Expense Reimbursements................      0.42%       0.43%       0.27%       0.27%
                                                               --------    --------    --------    --------
Net Expenses***.............................................      1.15%       1.90%       1.65%       0.90%
                                                               ========    ========    ========    ========



  * The operating expenses shown for each class (except Class C) are based on expenses incurred during the Fund's most recent fiscal year ending
     June 30, 2002. Class C operating expenses are based on estimates. Amounts do not include interest expense.
 ** Includes an administrative fee of 0.075% paid by the Fund to UBS Global AM. *** The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its fees and/or to reimburse expenses to the extent that the Fund's expenses, for the fiscal year ending June 30, 2003, otherwise would exceed the "Net Expenses" rates shown in the table above for each of the Class A, Class B, Class C and Class Y shares, as applicable. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. Prior to July 1, 2002, the Fund was subject to permanent expense caps for its classes of shares at identical rates.



--------------------------------------------------------------------------------
64                                                   UBS Global Asset Management

UBS Global Bond Fund
--------------------------------------------------------------------------

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                ------    -------    -------    --------
Class A.....................................................     $562      $884      $1,229      $2,199
Class B (assuming sale of all shares at end of period)......      693       986       1,406       2,268
Class B (assuming no sale of shares)........................      193       686       1,206       2,268
Class C (assuming sale of all shares at end of period)......      366       671       1,102       2,299
Class C (assuming no sale of shares)........................      266       671       1,102       2,299
Class Y.....................................................       92       345         616       1,396


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   65

UBS International Equity Fund
--------------------------------------------------------------------------


Investment Objective, Strategies, Securities Selection and Risks


FUND OBJECTIVE

The Fund seeks to maximize total return, consisting of capital appreciation and current income by investing primarily in the equity securities of non-U.S. issuers.

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities. Investments in equity securities may include dividend-paying securities, common stock and preferred stock of issuers located throughout the world. The Fund may invest in stocks of companies of any size. The Fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.



SECURITIES SELECTION



The Advisor uses a disciplined intrinsic or fundamental value approach that seeks to take advantage of anomalies in markets often created by human over-reactions to both good and bad news. The Advisor, on behalf of the Fund, intends to diversify broadly among countries, but reserves the right to invest a substantial portion of the Fund's assets in one or more countries if economic and business conditions warrant such investments.



For each stock under analysis, a fundamental value is estimated, based upon detailed country, industry and company analysis, including visits to the company, its competitors and suppliers. This fundamental value estimate is a function of the present value of the estimated future cash flows. The resulting fundamental value estimate is then compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a market price below the estimated intrinsic or fundamental value would be considered a candidate for inclusion in the Fund's portfolio. This comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.



The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, increased portfolio turnover may result in higher costs for brokerage commissions, transaction costs and taxable gains.


PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:


- MARKET RISK--The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.



- SMALL AND MEDIUM COMPANY RISK--The risk that investments in small and medium size companies may be more volatile than investments in larger companies, as small and medium size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities of generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.



- FOREIGN INVESTING RISK--The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the U.S. Dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of U.S. issuers.



- DERIVATIVES RISK--The Fund's investments in derivatives may rise or fall more rapidly than other investments.


--------------------------------------------------------------------------------
66                                                   UBS Global Asset Management

UBS International Equity Fund
--------------------------------------------------------------------------

Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart reflects performance information for the Class Y shares of the Fund, and the table reflects performance information for the Class Y and Class A shares of the Fund.


The bar chart and table give an indication of the Fund's risks and performance. The bar chart shows you how the Fund's performance has varied from year to year. The table illustrates how the performance of the Class Y shares and Class A shares, before taxes and for specified time periods, compares to that of a broad measure of market performance. In addition, the table presents the performance of the Class Y shares reflecting the impact of taxes. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.


TOTAL RETURN OF CLASS Y SHARES (1994 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATION)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CALENDAR YEAR     TOTAL
                  RETURN
1994                  0.94%
1995                 15.55%
1996                 12.75%
1997                  5.74%
1998                 14.39%
1999                 19.16%
2000                 -9.09%
2001                -16.99%


Total Return January 1 to June 30, 2002: 0.62%



Best quarter during calendar years shown: 4th Quarter 1998: 17.15%


Worst quarter during calendar years shown: 3rd Quarter 1998: -13.66%



--------------------------------------------------------------------------------

UBS Global Asset Management                                                   67

UBS International Equity Fund
--------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2001


CLASS Y SHARES
(INCEPTION DATE: 8/31/93)                1 YEAR         5 YEAR      LIFE OF CLASS
-----------------------------------  --------------  -------------  -------------
Return Before Taxes................          -16.99%          1.70%          3.95%
Return After Taxes on
  Distributions....................          -20.69%         -0.18%          2.25%
Return After Taxes on Distributions
  and Sale of Fund Shares..........           -7.82%          1.06%          2.79%
MSCI World Ex USA (Free) Index*
  (1)..............................          -21.36%          1.04%          3.57%



CLASS A SHARES**
(INCEPTION DATE: 6/30/97)
-----------------------------------
Return Before Taxes................          -21.66%   N/A           -2.53%
MSCI World Ex USA (Free) Index*
  (1)..............................          -21.36%   N/A           -1.20%



  *  Does not reflect the deduction of fees, expenses or taxes.
 ** The average annual total returns for the Class A shares have been calculated to reflect the Class A shares' current maximum front-end sales charge of 5.50%.
(1) The MSCI World Ex USA (Free) Index is an unmanaged, market driven broad-based securities index which includes non-U.S. equity markets in terms of capitalization and performance.




After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.


--------------------------------------------------------------------------------
68                                                   UBS Global Asset Management

UBS International Equity Fund
--------------------------------------------------------------------------

Expenses and Fee Tables


FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.


SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

                                                              CLASS A   CLASS B   CLASS C   CLASS Y
                                                              --------  --------  --------  --------
Maximum Sales Charge (Load)
  (as a % of offering price)................................   5.50%     5.00%     2.00%      None
Maximum Front-End Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)................................   5.50%      None     1.00%      None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of offering price)................................    None     5.00%     1.00%      None
Exchange Fee................................................    None      None      None      None
Redemption Fee (as a percentage of amount redeemed within 90
  days of purchase, if applicable)*.........................   1.00%      None      None     1.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)**


                                                               CLASS A     CLASS B     CLASS C     CLASS Y
                                                              ----------  ----------  ----------  ----------
Management Fees.............................................      0.80%       0.80%       0.80%       0.80%
Distribution and/or Service (12b-1) Fees....................      0.25%       1.00%       1.00%        None
Other Expenses***...........................................      0.44%       0.33%       0.47%       0.41%
                                                               --------    --------    --------    --------
Total Annual Fund Operating Expenses........................      1.49%       2.13%       2.27%       1.21%
                                                               ========    ========    ========    ========
Management Fee Waiver/Expense Reimbursements................      0.24%       0.13%       0.27%       0.21%
                                                               --------    --------    --------    --------
Net Expenses****............................................      1.25%       2.00%       2.00%       1.00%
                                                               ========    ========    ========    ========



  * Please see the section entitled "Selling Shares" for additional information concerning the applicability of the redemption fee.
 ** The operating expenses shown are based on expenses incurred during the Fund's most recent fiscal year ending June 30, 2002. Class B and Class C expense ratios are annualized. Amounts do not include interest expense.
*** Includes an administrative fee of 0.075% paid by the Fund to UBS Global AM. **** The Advisor has agreed irrevocably to waive its fees and reimburse certain expenses so that total operating expenses of the Fund, exclusive of 12b-1 fees, do not exceed 1.00% for each of the Class A, Class B, Class C and Class Y shares, respectively.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                   69

UBS International Equity Fund
--------------------------------------------------------------------------

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                ------    -------    -------    --------
Class A.....................................................     $670      $971      $1,293      $2,203
Class B (assuming sale of all shares at end of period)......      703       954       1,332       2,135
Class B (assuming no sale of shares)........................      203       654       1,132       2,135
Class C (assuming sale of all shares at end of period)......      401       777       1,279       2,659
Class C (assuming no sale of shares)........................      301       777       1,279       2,659
Class Y.....................................................      102       363         645       1,447


--------------------------------------------------------------------------------
70                                                   UBS Global Asset Management

The UBS Funds
--------------------------------------------------------------------------

Managing Your Fund Account

FLEXIBLE PRICING

The UBS Funds offer four classes of shares--Class A, Class B, Class C and
Class Y. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest and how long you plan to hold your shares of the Fund(s). Class Y shares are only available to certain types of investors.


The UBS Funds have adopted separate plans of distribution pertaining to the Class A, Class B and Class C shares of the Funds under rule 12b-1 that allow the Funds to pay service and (for Class B and Class C shares) distribution fees for the sale of the Funds' shares and services provided to shareholders. Because the 12b-1 fees for Class B and Class C shares are paid out of a Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid the front-end sales charge for Class A shares.

You may qualify for a waiver of certain sales charges on Class A, Class B and Class C shares. See "Sales Charge Waivers for Class A, Class B and Class C Shares" below. You may also qualify for a reduced sales charge on Class A shares. See "Sales Charge Reductions for Class A Shares" below.

CLASS A SHARES

Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is paid at the time of purchase and is not invested in a Fund. Class A shares pay an annual 12b-1 service fee of 0.25% of average net assets, but they pay no 12b-1 distribution fees. The ongoing expenses for Class A shares are lower than for Class B and Class C shares.

The Class A sales charges for each Fund are described in the following tables:


CLASS A SALES CHARGES-UBS U.S. Bond Fund, UBS High Yield Fund and UBS Global Bond Fund:


                                                                          REALLOWANCE TO
                                      SALES CHARGE AS A PERCENTAGE OF:    SELECTED DEALERS AS
AMOUNT OF INVESTMENT                 OFFERING PRICE  NET AMOUNT INVESTED  PERCENTAGE OF OFFERING PRICE
--------------------                 --------------  -------------------  ----------------------------
Less than $100,000.................         4.50%               4.71%                        4.00%
$100,000 to $249,999...............         3.50                3.63                         3.00
$250,000 to $499,999...............         2.50                2.56                         2.00
$500,000 to $999,999...............         2.00                2.04                         1.75
$1,000,000 and over (1)............         None                None                   Up to 1.00(2)

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   71

The UBS Funds
--------------------------------------------------------------------------


CLASS A SALES CHARGES-UBS U.S. Balanced Fund, UBS U.S. Equity Fund, UBS U.S. Value Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Equity Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Real Estate Equity Fund, UBS Global Allocation Fund, UBS Global Equity Fund and UBS International Equity
Fund:



                                                                          REALLOWANCE TO
                                      SALES CHARGE AS A PERCENTAGE OF:    SELECTED DEALERS AS
AMOUNT OF INVESTMENT                 OFFERING PRICE  NET AMOUNT INVESTED  PERCENTAGE OF OFFERING PRICE
--------------------                 --------------  -------------------  ------------------------------------
Less than $50,000..................         5.50%               5.82%                              5.00%
$50,000 to $99,999.................         4.50                4.71                               4.00
$100,000 to $249,999...............         3.50                6.63                               3.00
$250,000 to $499,999...............         2.50                2.56                               2.00
$500,000 to $999,999...............         2.00                2.04                               1.75
$1,000,000 and over (1)............         None                None                         Up to 1.00(2)


(1) A contingent deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1% charge. Withdrawals in the first year after purchase of up to 12% of the value of the fund account under a Fund's Automatic Cash Withdrawal Plan are not subject to this charge.
(2) UBS Global AM pays 1.00% to the dealer for sales of greater than $1 million but less than $3 million, 0.75% for sales of at least
     $3 million but less than $5 million, 0.50% for sales of at least
     $5 million but less than $50 million, and 0.25% for sales of $50 million or more.

CLASS B SHARES

Class B shares have a contingent deferred sales charge. When you purchase Class B shares, we invest 100% of your purchase price in Fund shares. However, you may have to pay the deferred sales charge when you sell your Fund shares, depending on how long you own the shares.
Class B shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. If you hold your Class B shares for the period specified below, they will automatically convert to Class A shares, which have lower ongoing expenses.

If you sell Class B shares before the end of the specified period, you will pay a deferred sales charge. We calculate the deferred sales charge by multiplying the lesser of the net asset value of the Class B shares at the time of purchase or the net asset value at the time of sale by the percentage shown below:

                                    PERCENTAGE (BASED ON AMOUNT OF
                                   INVESTMENT) BY WHICH THE SHARES'
                                    NET ASSET VALUE IS MULTIPLIED:
                                --------------------------------------
                                LESS      $100,000  $250,000  $500,000
IF YOU SELL                     THAN      TO        TO        TO
SHARES WITHIN:                  $100,000  $249,999  $499,999  $999,999
--------------                  --------  --------  --------  --------
1st year since purchase.......  5%        3%        3%        2%
2nd year since purchase.......  4%        2%        2%        1%
3rd year since purchase.......  3%        2%        1%        None
4th year since purchase.......  2%        1%        None      None
5th year since purchase.......  2%        None      None      None
6th year since purchase.......  1%        None      None      None
7th year since purchase.......  None      None      None      None

IF YOU ARE ELIGIBLE FOR A COMPLETE WAIVER OF THE SALES CHARGE ON CLASS A SHARES BECAUSE YOU ARE INVESTING $1 MILLION OR MORE, YOU SHOULD PURCHASE CLASS A SHARES, WHICH HAVE LOWER ONGOING EXPENSES.

Class B shares automatically convert to Class A shares after the end of the sixth year if you purchase less than $100,000, after the end of the fourth year if you purchase at least $100,000 but less than

--------------------------------------------------------------------------------
72                                                   UBS Global Asset Management

The UBS Funds
--------------------------------------------------------------------------

$250,000, after the end of the third year if you purchase at least $250,000 but less than $500,000 and after the end of the second year if you purchase $500,000 or more but less than $1 million. TO QUALIFY FOR THE LOWER DEFERRED SALES CHARGE AND SHORTER CONVERSION SCHEDULE, YOU MUST MAKE THE INDICATED INVESTMENT AS A SINGLE PURCHASE.

Regardless of the amount of the investment, Class B shares of Family Funds ("Family Funds" include other UBS Funds, UBS PACE Select funds and other funds for which UBS Global AM or any of its affiliates serves as principal underwriter) purchased or acquired prior to November 5, 2001 and exchanged (including exchanges as part of a reorganization) for shares of the Funds after November 5, 2001 (collectively, "Prior Class B Shares") are subject to a deferred sales charge at the time of redemption at the following percentages:
(i) 5%, if shares are sold within the first year since purchase; (ii) 4%, if shares are sold within the second year since purchase; (iii) 3%, if shares are sold within the third year since purchase; (iv) 2%, if shares are sold within the fourth or fifth year since purchase; and (v) 1%, if shares are sold within the sixth year of purchase. Prior Class B Shares held longer than six years are not subject to a deferred sales charge and automatically convert to Class A shares, which have lower ongoing expenses.

We will not impose the deferred sales charge on Class B shares purchased by reinvesting dividends or on withdrawals in any year of up to 12% of the value of your Class B shares under the Automatic Cash Withdrawal Plan.

To minimize your deferred sales charge, we will assume that you are selling:

- First, Class B shares representing reinvested dividends, and

- Second, Class B shares that you have owned the longest.

CLASS C SHARES

Class C shares have a front-end sales charge that is included in the offering price of the Class C shares, as described in the following table. This sales charge is paid at the time of the purchase and is not invested in a Fund.

                                      REALLOWANCE TO
                                     SELECTED DEALERS
 SALES CHARGE AS A PERCENTAGE OF:    AS PERCENTAGE OF
OFFERING PRICE  NET AMOUNT INVESTED   OFFERING PRICE
--------------  -------------------  ----------------
       1.00%               1.01%              1.00%

Class C shares pay an annual 12b-1 distribution fee of 0.50% of average net assets for fixed income funds, and 0.75% of average net assets for equity funds, as well as an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 fees for as long as you own your shares.

Class C shares also have a contingent deferred sales charge of 1.00% for equity funds and 0.75% for fixed income funds, applicable if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 1.00% for equity funds and 0.75% for fixed income funds by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale.

SALES CHARGE WAIVERS FOR CLASS A, CLASS B AND CLASS C SHARES
CLASS A FRONT-END SALES CHARGE WAIVERS. Front-end sales charges will be waived if you buy Class A shares with proceeds from the following sources:

 1. Redemptions from any registered mutual fund for which UBS Global AM or any of its affiliates serves as principal underwriter if you:

    - Originally paid a front-end sales charge on the shares; and

    - Reinvest the money within 60 days of the redemption date.

The Funds' front-end sales charges will also not apply to Class A purchases by or through:

 2. Employees of UBS AG and its subsidiaries and members of the employees' immediate families; and members of the Board of Directors/Trustees of any investment company for which UBS Global

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   AM or any of its affiliates serves as principal underwriter.

 3. Trust companies and bank trust departments investing on behalf of their clients if clients pay the bank or trust company an asset-based fee for trust or asset management services.

 4. Retirement plans and deferred compensation plans that have assets of at least $1 million or at least 25 eligible employees.

 5. Broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into a selling agreement with UBS Global AM (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), on behalf of clients participating in a fund supermarket, wrap program, or other program in which clients pay a fee for advisory services, executing transactions in Fund shares, or for otherwise participating in the program.

 6. Employees of broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into a selling agreement with UBS Global AM (or otherwise having an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), and their immediate family members, as allowed by the internal policies of their employer.

 7. Insurance company separate accounts.

 8. Shareholders of the Class N shares of any UBS Fund who held such shares at the time they were redesignated as Class A shares.

 9. Reinvestment of capital gains distributions and dividends.

10. College savings plans organized under Section 529 of the Internal Revenue Code (the "IRC").

11. A UBS PaineWebber Financial Advisor who was formerly employed as an investment executive with a competing brokerage firm, and

    - you were the Financial Advisor's client at the competing brokerage firm;

    - within 90 days of buying shares in the Fund, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a contingent deferred sales charge when selling them or held those shares until the contingent deferred sales charge was waived; and

    - you purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund.

CLASS C FRONT-END SALES CHARGE WAIVERS. Front-end sales charges will be waived if you buy Class C shares through a UBS PaineWebber Financial Advisor who was formerly employed as an investment executive with a competing brokerage firm, and

- you were the Financial Advisor's client at the competing brokerage firm;

- within 90 days of buying shares in the Fund, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a contingent deferred sales charge when selling them or held those shares until the contingent deferred sales charge was waived; and

- you purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund.

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CLASS A, CLASS B AND CLASS C SHARES CONTINGENT DEFERRED SALES CHARGE
WAIVERS. The contingent deferred sales charge will be waived for:

- Redemptions of Class A shares by former holders of Class N shares;

- Exchanges between funds for which UBS Global AM or one of its affiliates serves as principal underwriter, if purchasing the same class of shares;

- Redemptions following the death or disability of the shareholder or beneficial owner;

- Tax-free returns of excess contributions from employee benefit plans;

- Distributions from employee benefit plans, including those due to plan termination or plan transfer;

- Redemptions made in connection with the Automatic Cash Withdrawal Plan, provided that such redemptions:

  -- are limited annually to no more than 12% of the original account value;

  -- are made in equal monthly amounts, not to exceed 1% per month; and

  -- the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $5,000; and

- Redemptions of shares purchased through retirement plans.

SALES CHARGE REDUCTIONS FOR CLASS A SHARES (RIGHT OF ACCUMULATION/CUMULATIVE QUANTITY DISCOUNT)

A purchaser of Class A shares may qualify for a cumulative quantity discount by combining a current purchase with certain other Class A shares of Family Funds already owned. To determine if you qualify for a reduced front-end sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of your other Class A shares as well as those Class A shares of your spouse and children under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A shares of the Family Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A shares of the Family Funds to determine the front-end sales charge that applies. To qualify for the cumulative quantity discount on a purchase through a financial institution, when each purchase is made the investor or institution must provide UBS Global AM with sufficient information to verify that the purchase qualifies for the privilege or discount.

NOTE ON SALES CHARGE WAIVERS FOR CLASS A, CLASS B AND CLASS C SHARES

If you think you qualify for any of the sales charge waivers described above, you will need to provide documentation to UBS Global AM or the Funds. For more information, you should contact your investment professional or call 1-800-647-1568. If you want information on the Automatic Cash Withdrawal Plan, see the SAI or contact your investment professional.

CLASS Y SHARES

Class Y shares have no sales charge. Only specific types of investors can purchase Class Y shares.

The following are eligible to purchase Class Y shares:

- Shareholders of the Class I shares of any UBS Fund who held such shares as of the date the shares were redesignated Class Y shares;

- Retirement plans with 5,000 or more eligible employees or $100 million or more in plan assets;

- Retirement plan platforms/programs that include Fund shares if the platform/program covers plan assets of at least $100 million;

- Trust companies and bank trust departments purchasing shares on behalf of their clients in a fiduciary capacity;

- Banks, registered investment advisors and other financial institutions purchasing fund shares for their clients as part of a discretionary asset allocation model portfolio;

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- Shareholders who owned Class Y shares of the Fund through the PACE
  Multi-Advisor Program as of November 15, 2001, will be eligible to continue to purchase Class Y shares of that Fund through the program;

- College savings plans organized under Section 529 of the IRC, if shareholder servicing fees are paid exclusively outside of the participating funds; and

- Other investors as approved by the Funds' Board of Trustees.

Class Y shares do not pay ongoing 12b-1 distribution or service fees. The ongoing expenses for Class Y shares are the lowest of all the classes.

BUYING SHARES

You can buy Fund shares through your investment professional at a broker-dealer or other financial institution with which UBS Global AM has a dealer agreement.

If you wish to invest in other Family Funds, you can do so by:

- Contacting your investment professional (if you have an account at a financial institution that has entered into a dealer agreement with UBS Global AM);

- Buying shares through the transfer agent as described below; or

- Opening an account by exchanging shares from another Family Fund.

The Funds and UBS Global AM reserve the right to reject a purchase order or suspend the offering of shares.

THROUGH FINANCIAL INSTITUTIONS/PROFESSIONALS


As mentioned above, the Funds have entered into one or more sales agreements with brokers, dealers or other financial intermediaries ("Service Providers"), as well as with financial institutions (banks and bank trust departments) (each an "Authorized Dealer"). The Authorized Dealer, or intermediaries designated by the Authorized Dealer (a "Sub-designee"), may in some cases be authorized to accept purchase and redemption orders that are in "good form" on behalf of the Funds. A Fund will be deemed to have received a purchase or redemption order when the Authorized Dealer or Sub-designee receives the order in good form. Such orders will be priced at the Fund's net asset value next computed after such order is received in good form by the Authorized Dealer or Sub-designee. These Authorized Dealers may charge the investor a transaction fee or other fee for their services at the time of purchase. These fees would not be otherwise charged if you purchased shares directly from the Funds. It is the responsibility of such Authorized Dealers or Sub-designees to promptly forward purchase orders with payments to the Funds.


The Advisor, or its affiliates, may, from their own resources, compensate Service Providers for services performed with respect to a Fund's Class Y shares. These services may include marketing, shareholder servicing, recordkeeping and/or other services. When these service arrangements are in effect, they are generally made available to all qualified Service Providers.

MINIMUM INVESTMENTS:

Class A, Class B and Class C shares:
To open an account................................  $     1,000
To add to an account..............................  $       100
Class Y shares:
To open an account................................  $10,000,000
To add to an account..............................  $     2,500

The Funds may waive or reduce these amounts for:

- Employees of UBS Global AM or its affiliates; or

- Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the Funds' automatic investment plan.

In addition, the Funds will waive the minimum investment amounts for Class Y shares for:

- Shareholders who owned Class I shares of the Funds prior to their redesignation as Class Y shares;

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- Retirement plans with 5,000 or more eligible employees in the plan or
  $100 million in plan assets; or

- Retirement plans offered through a common platform that have an aggregate $100 million in plan assets.


MARKET TIMERS. The interests of the Funds' long-term shareholders and their ability to manage their investments may be adversely affected when their shares are repeatedly bought and sold in response to short-term market fluctuations--also known as "market timing." When large dollar amounts are involved, a Fund may have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force a Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's Fund shares. These factors may hurt a Fund's performance and its shareholders. When UBS Global AM believes frequent trading would have a disruptive effect on a Fund's ability to manage its investments, UBS Global AM and the Fund may reject purchase orders and exchanges into the Fund by any person, group or account that UBS Global AM believes to be a market timer.


SELLING SHARES

You can sell your Fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, a Fund will assume that you want to sell shares in the following order: Class A, then Class C, then Class B and last, Class Y.

If you want to sell shares that you purchased recently, a Fund may delay payment until it verifies that it has received good payment. If you hold your shares through a financial institution, you can sell shares by contacting your investment professional, or an Authorized Dealer or Sub-designee, for more information. Important note: Each institution or professional may have its own procedures and requirements for selling shares and may charge fees. If you purchased shares through the Funds' transfer agent, you may sell them as explained below.

If you sell Class A shares and then repurchase Class A shares of the same Fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

The Funds reserve the right to pay redemptions "in kind" (i.e., payment in securities rather than cash) if the investment you are redeeming is large enough to affect a Fund's operations (for example, if it represents more than $250,000 or 1% of the Fund's assets). In these cases, you might incur brokerage costs converting the securities to cash.

It costs the Funds money to maintain shareholder accounts. Therefore, the Funds reserve the right to repurchase all shares in any account that has a net asset value of less than $500. If a Fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. A Fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the Fund's net asset value.

REDEMPTION FEE (UBS GLOBAL ALLOCATION FUND, UBS GLOBAL EQUITY FUND AND UBS INTERNATIONAL EQUITY FUND )

If you sell or exchange Class A shares or sell Class Y shares of UBS Global Allocation Fund, UBS Global Equity Fund or UBS International Equity Fund less than 90 days after you purchased them, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted below. This amount will be paid to the applicable Fund, not to the Advisor or UBS Global AM. The redemption fee is designed to offset the costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. Shares held the longest will be redeemed first for purposes of calculating the redemption fee. The redemption fee will not apply to Class A or Class Y shares of the above-referenced Funds that:


- are held through certain omnibus accounts, including retirement plans qualified under Section 401(k) of the IRC or plans administered as college savings programs under Section 529 of the IRC;

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- are sold or exchanged under automatic withdrawal plans;

- are held through certain managed account programs with automatic asset allocation rebalancing features; or

- are sold due to death or disability of the shareholder.

EXCHANGING SHARES

You may exchange Class A, Class B or Class C shares of a Fund for shares of the same class of most other Family Funds (except that you may not exchange shares into the GAM Money Market Account and Class B shares of the Fund are not exchangeable with Class B shares of any of the GAM funds). You may not exchange Class Y shares.


You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares but shareholders of UBS Global Allocation Fund, UBS Global Equity Fund, and UBS International Equity Fund may be subject to the redemption fee as noted above. Also, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. A Fund will use the date of your original share purchase to determine whether you must pay a deferred sales charge when you sell the shares of the Fund acquired in the exchange.


Other Family Funds may have different minimum investment amounts. You may not be able to exchange your shares if the value of shares you exchange is not as large as the minimum investment amount in that other Fund.


You may exchange shares of one Fund for shares of another Fund only after the first purchase has settled and the first Fund has received your payment.

If you hold your Fund shares through a financial institution, you may exchange your shares by placing an order with that institution. If you hold Fund shares through the Funds' transfer agent, you may exchange your shares as explained below.

The Funds may modify or terminate the exchange privilege at any time.

TRANSFER AGENT


If you wish to invest in this or any other of the Family Funds through the Funds' transfer agent, PFPC Inc., you can obtain an application by calling 1-800-647-1568. You must complete and sign the application and mail it, along with a check to the transfer agent.


You may also sell or exchange your shares by writing to the Funds' transfer agent. Your letter must include:

- Your name and address;

- Your account number;

- The name of the Fund whose shares you are selling, and if exchanging shares, the name of the Fund whose shares you want to buy;

- The dollar amount or number of shares you want to sell and/or exchange; and


- A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities.



Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The Funds will not accept signature guarantees that are not part of these programs.


Applications to purchase shares (along with a check), and letters requesting redemptions of shares or exchanges of shares through the transfer agent should be mailed to:


  PFPC Inc.
  Attention: UBS Mutual Funds
  P. O. Box 8950
  Wilmington, DE 19899


You do not have to complete an application when you make additional investments in the same Fund.

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PRICING AND VALUATION

The price at which you may buy, sell or exchange Fund shares is based on the net asset value per share. Each Fund calculates net asset value on days that the New York Stock Exchange ("NYSE") is open. Each Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and a Fund does not price its shares, on most national holidays and on Good Friday.

Your price for buying, selling or exchanging shares of a Fund will be based on the net asset value (adjusted for any applicable sales charges) that is next calculated after the Fund receives your order in good form. If you place your order through a financial institution, your investment professional is responsible for making sure that your order is promptly sent to the Fund.

Each Fund calculates its net asset value based on the current market value of its portfolio securities. Each Fund normally obtains market values for its securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the Funds' Board of Trustees. Each Fund normally uses the amortized cost method to value bonds that will mature in 60 days or less.

Judgment plays a greater role in valuing thinly traded securities, including many lower-rated bonds, because there is less reliable, objective data available.

Each Fund calculates the U.S. dollar value of investments that are denominated in foreign currencies daily, based on current exchange rates. A Fund may own securities including some securities that trade primarily in foreign markets that trade on weekends or other days on which the Fund does not calculate net asset value. As a result, a Fund's net asset value may change on days when you will not be able to buy and sell your Fund shares. If a Fund concludes that a material change in the value of a foreign security has occurred after the close of trading in its principal foreign market but before the close of regular trading on the NYSE, the Fund may use fair value methods to reflect those changes. This policy is intended to assure that each Fund's net asset value fairly reflects security values as of the time of pricing.

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Management

INVESTMENT ADVISOR AND SUB-ADVISOR

UBS Global Asset Management (Americas) Inc. (the "Advisor"), a Delaware corporation located at One North Wacker Drive, Chicago, IL 60606, is an investment advisor registered with the U.S. Securities and Exchange Commission. As of June 30, 2002, the Advisor had approximately $37 billion in assets under management. The Advisor is an indirect, wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $411 billion in assets under management as of June 30, 2002. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.



The Advisor employs its affiliate, UBS Global Asset Management (New York) Inc. (the "Sub-Advisor"), to serve as sub-advisor to the UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Real Estate Equity Fund and UBS High Yield Fund. The Sub-Advisor is also a subsidiary of UBS. As of June 30, 2002, the Sub-Advisor had approximately $14 billion in assets under management. The Sub-Advisor is located at 51 West 52nd Street, New York, NY 10019-6114.



Subject to the Advisor's control and supervision, the Sub-Advisor is responsible for managing the investment and reinvestment of a Fund's portfolio, including placing orders for the purchase and sale of portfolio securities. The Sub-Advisor also furnishes the Advisor with investment recommendations, asset allocation advice, research and other investment services, subject to the direction of the Trust's Board of Trustees and officers.


PORTFOLIO MANAGEMENT

Investment decisions for the Funds are made by investment management teams at the Advisor and the Sub-Advisor. No member of any investment management team is primarily responsible for making recommendations for portfolio purchases.

ADVISORY FEES

The investment advisory fees (expressed as a percentage of average net assets) payable to the Advisor, before fee waivers and/or expense reimbursements, if applicable, by each Fund are presented in the tables below.


The Advisor has contractually agreed to waive its fees and/or reimburse certain expenses so that the total operating expenses (excluding 12b-1 fees) of the Funds do not exceed the amounts listed in the table below under "Total Expense Limit." The contractual fee waiver and/or expense reimbursement agreement will remain in place for the Funds' fiscal year ending June 30, 2003. Thereafter, the expense limit for each of the applicable Funds will be reviewed each year, at which time the continuation of the expense limit will be discussed by the Advisor and the Board of Trustees. The contractual fee waiver agreement also provides that the Advisor is entitled to reimbursement of fees it waived and/or expenses it reimbursed for a period of three years following such fee waivers and expense reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for that Fund.



                                          TOTAL
                                          EXPENSE   ADVISORY
                                          LIMIT     FEE
                                          --------  ---------
UBS U.S. Value Equity Fund..............    0.85%      0.70%
UBS U.S. Small Cap Equity Fund..........    1.15       1.00
UBS U.S. Real Estate Equity Fund........    1.05       0.90
UBS Global Allocation Fund..............    1.10       0.80
UBS Global Equity Fund..................    1.00       0.80
UBS Global Bond Fund....................    0.90       0.75
UBS U.S. Balanced Fund..................    0.80       0.70
UBS U.S. Equity Fund....................    0.80       0.70
UBS U.S. Large Cap Growth Fund..........    0.80       0.70
UBS U.S. Small Cap Growth Fund..........    1.15       1.00
UBS U.S. Bond Fund......................    0.60       0.50
UBS High Yield Fund.....................    0.70       0.60


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Prior to July 1, 2002, each of the Funds (except UBS U.S. Value Equity Fund, UBS
U.S. Small Cap Equity Fund and UBS U.S Real Estate Equity Fund) was subject to an irrevocable fee waiver and expense reimbursement agreement. At a meeting held on June 28, 2002, the shareholders of each of these Funds approved the proposal to eliminate the irrevocable fee waiver and expense reimbursement arrangement that had been in place for the Funds. In accordance with such proposal, the irrevocable fee waiver and expense reimbursement arrangement for each Fund has been replaced by the one-year contractual fee waiver and/ or expense reimbursement agreement described above.



With regard to UBS International Equity Fund, the Advisor has agreed irrevocably to waive its fees and reimburse certain expenses so that the total operating expenses (excluding 12b-1 fees) of the Fund do not exceed the amount listed in the table below under "Total Expense Limit":


                                          TOTAL
                                          EXPENSE   ADVISORY
                                          LIMIT     FEE
                                          --------  ---------
UBS International Equity Fund...........    1.00%      0.80%

The Advisor pays the Sub-Advisor a portion of the fee the Advisor receives under its investment advisory agreement with each Fund sub-advised by the Sub-Advisor. See the SAI for further information.

ADMINISTRATOR


UBS Global Asset Management (US) Inc. ("UBS Global AM"), located at 51 West 52nd Street, New York, NY 10019-6114, is the administrator of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS. Each Fund pays UBS Global AM at the annual contract rate of 0.075% of its average daily net assets for administrative services.


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Dividends and Taxes

DIVIDENDS AND DISTRIBUTIONS

Income dividends are normally declared, and paid, by each fixed income fund monthly, and by each equity fund and multi-asset fund annually. Capital gains, if any, are distributed in December. The amount of any distributions will vary, and there is no guarantee a Fund will pay either income dividends or capital gain distributions.

Classes with higher expenses are expected to have lower income dividends. For example, Class B and Class C shares are expected to have the lowest dividends of a Fund's shares, while Class Y shares are expected to have the highest.

You will receive income dividends and capital gain distributions in additional shares of the same class of a Fund unless you notify your investment professional or the Fund in writing that you elect to receive them in cash. Distribution options may be changed at any time by requesting a change in writing. Dividends and distributions are reinvested on the reinvestment date at the net asset value determined at the close of business on that date.

If you invest in a Fund shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution.

TAXES

In general, if you are a taxable investor, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year.

By law, a Fund must withhold a portion of your taxable distributions and redemption proceeds unless you:

- provide your correct social security or taxpayer identification number,

- certify that this number is correct,

- certify that you are not subject to backup withholding, and

- certify that you are a U.S. person (including a U.S. resident alien).

A Fund also must withhold if the IRS instructs it to do so.

When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Family Fund is the same as a sale.

Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. Any foreign taxes a Fund pays on its investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.

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Supplemental Investment Advisor Performance Information



Because the Advisor has managed other advisory accounts for many years in a substantially similar manner to the way in which the Advisor manages certain Funds, the following supplemental performance information is being provided to assist prospective investors in making an informed investment decision. The tables below provide performance information for composites of other advisory accounts ("Account Composite Performance") managed by the Advisor in a substantially similar manner to the way in which the Advisor manages certain Funds' assets. The Account Composite Performance was obtained from the records maintained by the Advisor, and is adjusted to reflect each applicable Fund's Class A current net expenses, which include the effect of fee waivers and/ or expense reimbursements, as applicable. The following presentation also shows the Account Composite Performance adjusted to reflect each applicable Fund's
Class A current net expenses, which include the effect of fee waivers and/or expense reimbursements, as applicable, and also reflects the Class A front-end sales charge of 5.50% or 4.50%, as applicable. The performance of one or more appropriate unmanaged benchmark indexes, not adjusted for any fees or expenses, is provided as well for each composite.



Please note that the Account Composite Performance is not the Funds' own historical performance. The Account Composite Performance should not be considered a substitute for the Funds' performance, and the Account Composite Performance is not necessarily an indication of the Funds' future performance. The accounts included in the Account Composite Performance were not necessarily subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds by the Investment Company Act of 1940 and the IRC, which, if applicable, may have adversely affected the performance of these accounts.


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Supplemental Performance Information for the Advisor of UBS U.S. Bond Fund



COMPOSITE PERFORMANCE: U.S. BOND COMPOSITE
JANUARY 1, 1982 THROUGH JULY 31, 2002


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

YEAR  NET RETURN (%)(1)  NET RETURN (%)(2)  GROSS RETURN (%)  BENCHMARK RETURN (%)(3)
1982             29.00%             35.08%            36.20%                   32.62%
1983              1.99%              6.79%             7.70%                    8.37%
1984              9.56%             14.72%            15.69%                   15.15%
1985             15.78%             21.24%            22.25%                   22.11%
1986              9.80%             14.98%            15.94%                   15.25%
1987             -0.97%              3.70%             4.58%                    2.76%
1988              3.11%              7.97%             8.88%                    7.88%
1989              7.67%             12.74%            13.69%                   14.53%
1990              3.56%              8.44%             9.35%                    8.95%
1991             12.04%             17.31%            18.30%                   16.00%
1992              2.40%              7.22%             8.13%                    7.40%
1993              4.68%              9.61%            10.54%                    9.75%
1994             -7.49%             -3.13%            -2.30%                   -2.92%
1995             12.33%             17.62%            18.61%                   18.48%
1996             -1.14%              3.51%             4.39%                    3.63%
1997              4.32%              9.24%            10.16%                    9.65%
1998              2.49%              7.32%             8.22%                    8.67%
1999             -5.43%             -0.97%            -0.13%                   -0.83%
2000              5.59%             10.56%            11.50%                   11.62%
2001              3.08%              7.93%             8.84%                    8.44%
2002             -0.59%              4.09%             4.61%                    5.04%


COMPOSITE PERFORMANCE: U.S. BOND COMPOSITE
FOR PERIODS ENDED JULY 31, 2002



YEAR                            NET RETURN (%)(1)  NET RETURN (%)(2)  GROSS RETURN (%)  BENCHMARK RETURN (%)(3)
----                            -----------------  -----------------  ----------------  -----------------------
1 year........................            1.10%              5.86%             6.76%                  7.53%
5 years.......................            5.37%              6.34%             7.24%                  7.25%
10 years......................            6.15%              6.64%             7.54%                  7.25%
Since inception...............            9.97%             10.22%            11.15%                 10.56%



(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) The benchmark is the Lehman U.S. Aggregate Index. The Lehman U.S. Aggregate Index is an unmanaged index of investment grade fixed-rate debt issues, including corporate, government, mortgage-backed and asset-backed securities with maturities of at least one year.



--------------------------------------------------------------------------------
84                                                   UBS Global Asset Management

The UBS Funds
--------------------------------------------------------------------------


Supplemental Performance Information for the Advisor of UBS U.S. Bond Fund



COMPOSITE PERFORMANCE: U.S. BOND COMPOSITE
JANUARY 1, 1982 THROUGH DECEMBER 31, 2001



YEAR                            NET RETURN (%)(1)  NET RETURN (%)(2)  GROSS RETURN (%)  BENCHMARK RETURN (%)(3)
----                            -----------------  -----------------  ----------------  -----------------------
1982..........................            29.00%             35.08%            36.20%                32.62%
1983..........................             1.99%              6.79%             7.70%                 8.37%
1984..........................             9.56%             14.72%            15.69%                15.15%
1985..........................            15.78%             21.24%            22.25%                22.11%
1986..........................             9.80%             14.98%            15.94%                15.25%
1987..........................            -0.97%              3.70%             4.58%                 2.76%
1988..........................             3.11%              7.97%             8.88%                 7.88%
1989..........................             7.67%             12.74%            13.69%                14.53%
1990..........................             3.56%              8.44%             9.35%                 8.95%
1991..........................            12.04%             17.31%            18.30%                16.00%
1992..........................             2.40%              7.22%             8.13%                 7.40%
1993..........................             4.68%              9.61%            10.54%                 9.75%
1994..........................            -7.49%             -3.13%            -2.30%                -2.92%
1995..........................            12.33%             17.62%            18.61%                18.48%
1996..........................            -1.14%              3.51%             4.39%                 3.63%
1997..........................             4.32%              9.24%            10.16%                 9.65%
1998..........................             2.49%              7.32%             8.22%                 8.67%
1999..........................            -5.43%             -0.97%            -0.13%                -0.83%
2000..........................             5.59%             10.56%            11.50%                11.62%
2001..........................             3.08%              7.93%             8.84%                 8.44%



(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) The benchmark is the Lehman U.S. Aggregate Index. The Lehman U.S. Aggregate Index is an unmanaged index of investment grade fixed-rate debt issues, including corporate, government, mortgage-backed and asset-backed securities with maturities of at least one year.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                   85

The UBS Funds
--------------------------------------------------------------------------


Supplemental Performance Information for the Advisor of UBS Global Allocation
Fund



COMPOSITE PERFORMANCE: GLOBAL SECURITIES COMPOSITE+
JANUARY 1, 1985 THROUGH JULY 31, 2002

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           NET            NET         GROSS       BENCHMARK      BENCHMARK      BENCHMARK      BENCHMARK
YEAR  RETURN (%)(1)  RETURN (%)(2)  RETURN (%)  RETURN (%)(3)  RETURN (%)(4)  RETURN (%)(5)  RETURN (%)(6)
1985         17.60%         24.45%      26.10%         32.56%         42.02%         32.29%         32.91%
1986         11.59%         18.09%      19.66%         16.09%         42.65%         26.47%         24.78%
1987          6.37%         12.55%      14.06%          2.27%         16.68%         18.39%          9.92%
1988          8.01%         14.29%      15.82%         17.95%         24.11%          4.37%         15.96%
1989         11.16%         17.63%      19.20%         29.17%         16.97%          4.34%         19.36%
1990         -2.17%          3.53%       4.92%         -6.18%        -16.54%         11.97%         -3.56%
1991         14.78%         21.46%      23.07%         34.20%         19.03%         15.82%         23.97%
1992          1.69%          7.61%       9.05%          8.98%         -4.64%          5.53%          4.47%
1993          4.48%         10.56%      12.04%         11.28%         22.90%         13.28%         14.46%
1994         -7.47%         -2.09%      -0.76%         -0.06%          5.48%          2.33%          1.42%
1995         17.54%         24.38%      26.03%         36.45%         21.29%         19.04%         24.70%
1996          7.48%         13.74%      15.25%         21.21%         13.92%          3.63%         12.53%
1997          4.28%         10.35%      11.83%         31.29%         15.92%          0.24%         14.30%
1998          2.36%          8.33%       9.78%         23.43%         24.62%         15.29%         16.45%
1999         -4.25%          1.32%       2.69%         23.56%         25.12%         -4.26%         16.85%
2000         -0.58%          5.20%       6.62%        -10.89%        -13.08%          1.59%         -6.11%
2001         -3.62%          2.00%       3.37%        -10.97%        -16.63%         -0.99%         -7.50%
2002         -9.04%         -3.75%      -2.99%         -5.90%         -8.75%         10.93%        -16.38%


COMPOSITE PERFORMANCE: GLOBAL SECURITIES COMPOSITE+
FOR PERIODS ENDED JULY 31, 2002



                           NET            NET            GROSS          BENCHMARK      BENCHMARK      BENCHMARK      BENCHMARK
YEAR                       RETURN (%)(1)  RETURN (%)(2)  RETURN (%)     RETURN (%)(3)  RETURN (%)(4)  RETURN (%)(5)  RETURN (%)(6)
----                       -------------  -------------  -------------  -------------  -------------  -------------  -------------
1 year...................         -6.91%         -1.49%         -0.16%        -22.07%        -21.12%         12.25%         -10.52%
5 years..................          1.06%          2.21%          3.59%          0.34%          1.95%          4.73%           1.38%
10 years.................          6.47%          7.07%          8.51%          9.68%          7.13%          5.85%           7.60%
Since inception..........         10.12%         10.47%         11.95%         12.39%          5.62%          9.84%          11.06%



(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) The Wilshire 5000 Equity Index is a broad-based, market capitalization weighted index that includes all U.S. common stocks. It is designed to provide a representative indication of the capitalization and return for the U.S. equity market.
(4) MSCI World Equity (Free) Index is a broad-based securities index that represents the U.S. and developed international equity markets in terms of capitalization and performance. It is designed to provide a repre-sentative total return for all major stock exchanges located inside and outside the United States.
(5) The Salomon Smith Barney World Government Bond Index represents the broad global fixed income markets and includes debt issues of U.S. and most developed international governments, governmental entities and supranationals.
(6) The Global Securities Market Index is produced internally from generally available indices and is a blended index incorporating percentages of various indices across certain capital markets. As of June 30, 2002, the Global Securities Market Index was constructed as follows: 40% Wilshire 5000 Equity Index, 22% MSCI World Ex USA (Free) Index, 21% Salomon Smith Barney Broad Investment Grade Bond Index, 9% Salomon Smith Barney Non-U.S. World Government Bond Index, 3% Merrill Lynch High Yield Cash Pay Index, 3% MSCI Emerging Markets Free Index and 2% JP Morgan EMBI Global. The percentages may be periodically re-weighted to reflect changing capital market expectations.
  + Although the Advisor has managed this asset class since 1982, performance information for the period prior to March 31, 1984 is not shown because such information relates only to sub-sectors or carveouts of other accounts managed by the Advisor.



--------------------------------------------------------------------------------
86                                                   UBS Global Asset Management

The UBS Funds
--------------------------------------------------------------------------


Supplemental Performance Information for the Advisor of UBS Global Allocation
Fund



COMPOSITE PERFORMANCE: GLOBAL SECURITIES COMPOSITE+
JANUARY 1, 1985 THROUGH DECEMBER 31, 2001



                           NET            NET            GROSS         BENCHMARK      BENCHMARK      BENCHMARK      BENCHMARK
YEAR                       RETURN (%)(1)  RETURN (%)(2)  RETURN (%)    RETURN (%)(3)  RETURN (%)(4)  RETURN (%)(5)  RETURN (%)(6)
----                       -------------  -------------  ------------  -------------  -------------  -------------  -------------
1985.....................         17.60%         24.45%        26.10%         32.56%         42.02%         32.29%         32.91%
1986.....................         11.59%         18.09%        19.66%         16.09%         42.65%         26.47%         24.78%
1987.....................          6.37%         12.55%        14.06%          2.27%         16.68%         18.39%          9.92%
1988.....................          8.01%         14.29%        15.82%         17.95%         24.11%          4.37%         15.96%
1989.....................         11.16%         17.63%        19.20%         29.17%         16.97%          4.34%         19.36%
1990.....................         -2.17%          3.53%         4.92%         -6.18%        -16.54%         11.97%         -3.56%
1991.....................         14.78%         21.46%        23.07%         34.20%         19.03%         15.82%         23.97%
1992.....................          1.69%          7.61%         9.05%          8.98%         -4.64%          5.53%          4.47%
1993.....................          4.48%         10.56%        12.04%         11.28%         22.90%         13.28%         14.46%
1994.....................         -7.47%         -2.09%        -0.76%         -0.06%          5.48%          2.33%          1.42%
1995.....................         17.54%         24.38%        26.03%         36.45%         21.29%         19.04%         24.70%
1996.....................          7.48%         13.74%        15.25%         21.21%         13.92%          3.63%         12.53%
1997.....................          4.28%         10.35%        11.83%         31.29%         15.92%          0.24%         14.30%
1998.....................          2.36%          8.33%         9.78%         23.43%         24.62%         15.29%         16.45%
1999.....................         -4.25%          1.32%         2.69%         23.56%         25.12%         -4.26%         16.85%
2000.....................         -0.58%          5.20%         6.62%        -10.89%        -13.08%          1.59%         -6.11%
2001.....................         -3.62%          2.00%         3.37%        -10.97%        -16.63%         -0.99%         -7.50%



(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) The Wilshire 5000 Equity Index is a broad-based, market capitalization weighted index that includes all U.S. common stocks. It is designed to provide a representative indication of the capitalization and return for the U.S. equity market.
(4) MSCI World Equity (Free) Index is a broad-based securities index that represents the U.S. and developed international equity markets in terms of capitalization and performance. It is designed to provide a repre-sentative total return for all major stock exchanges located inside and outside the United States.
(5) The Salomon Smith Barney World Government Bond Index represents the broad global fixed income markets and includes debt issues of U.S. and most developed international governments, governmental entities and supranationals.
(6) The Global Securities Market Index is produced internally from generally available indices and is a blended index incorporating percentages of various indices across certain capital markets. As of June 30, 2002, the Global Securities Market Index was constructed as follows: 40% Wilshire 5000 Equity Index, 22% MSCI World Ex USA (Free) Index, 21% Salomon Smith Barney Broad Investment Grade Bond Index, 9% Salomon Smith Barney Non-U.S. World Government Bond Index, 3% Merrill Lynch High Yield Cash Pay Index, 3% MSCI Emerging Markets Free Index and 2% JP Morgan EMBI Global. The percentages may be periodically re-weighted to reflect changing capital market expectations.
  + Although the Advisor has managed this asset class since 1982, performance information for the period prior to March 31, 1984 is not shown because such information relates only to sub-sectors or carveouts of other accounts managed by the Advisor.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                   87

The UBS Funds
--------------------------------------------------------------------------


Supplemental Performance Information for the Advisor of UBS U.S. Balanced Fund



COMPOSITE PERFORMANCE: U.S. BALANCED NORMAL EQUITY ALLOCATION 65% COMPOSITE JANUARY 1, 1982 THROUGH JULY 31, 2002


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           NET            NET         GROSS       BENCHMARK      BENCHMARK      BENCHMARK
YEAR  RETURN (%)(1)  RETURN (%)(2)  RETURN (%)  RETURN (%)(3)  RETURN (%)(4)  RETURN (%)(5)
1982         18.50%         25.40%      26.69%         18.71%         32.62%         23.37%
1983          9.63%         16.01%      17.21%         23.46%          8.37%         18.03%
1984          3.59%          9.62%      10.76%          3.05%         15.15%          7.29%
1985         13.04%         19.62%      20.86%         32.56%         22.11%         29.05%
1986          7.02%         13.25%      14.43%         16.09%         15.25%         16.15%
1987          1.93%          7.86%       8.99%          2.27%          2.76%          3.77%
1988          8.01%         14.30%      15.49%         17.95%          7.88%         14.42%
1989         13.05%         19.63%      20.87%         29.17%         14.53%         24.00%
1990         -2.35%          3.33%       4.41%         -6.18%          8.95%         -0.82%
1991         14.32%         20.98%      22.23%         34.20%         16.00%         27.80%
1992          2.54%          8.51%       9.64%          8.98%          7.40%          8.56%
1993          4.42%         10.50%      11.65%         11.28%          9.75%         10.85%
1994         -7.24%         -1.84%      -0.81%         -0.06%         -2.92%         -0.99%
1995         19.58%         26.54%      27.84%         36.45%         18.48%         29.98%
1996          4.88%         10.98%      12.14%         21.21%          3.63%         14.90%
1997          7.18%         13.43%      14.60%         31.29%          9.65%         23.50%
1998          5.40%         11.54%      12.69%         23.43%          8.67%         18.85%
1999         -6.99%         -1.57%      -0.54%         23.56%         -0.83%         14.66%
2000          3.11%          9.11%      10.25%        -10.89%         11.62%         -3.26%
2001          0.06%          5.88%       6.99%        -10.97%          8.44%          4.02%
2002        -11.62%         -6.48%      -5.90%         -5.90%          5.04%        -10.95%


COMPOSITE PERFORMANCE: U.S. BALANCED NORMAL EQUITY ALLOCATION 65% COMPOSITE FOR PERIODS ENDED JULY 31, 2002



                                                                                   BENCHMARK      BENCHMARK      BENCHMARK
YEAR                       NET RETURN (%)(1)  NET RETURN (%)(2)  GROSS RETURN (%)  RETURN (%)(3)  RETURN (%)(4)  RETURN (%)(5)
----                       -----------------  -----------------  ----------------  -------------  -------------  -------------
1 year...................           -10.36%            -5.14%             -4.14%         -22.07%          7.53%         -12.27%
5 years..................             2.67%             3.84%              4.92%           0.34%          7.25%           3.16%
10 years.................             7.21%             7.82%              8.94%           9.68%          7.25%           9.13%
Since inception..........            10.87%            11.18%             12.34%           9.38%         10.56%          12.27%



(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) The Wilshire 5000 Equity index is a broad-based, market capitalization weighted index that includes all U.S. common stocks. It is designed to provide a representative indication of the capitalization and return for the U.S. equity market.
(4) The Lehman U.S. Aggregate Index is an unmanaged index of investment grade fixed-rate debt issues, including corporate, government, mortgage-backed and asset-backed securities with maturities of at least one year.
(5) The U.S. Balanced Mutual Fund Index is an unmanaged index compiled by the Advisor and represents a fixed composite of 65% Wilshire 5000 Equity Index and 35% Lehman U.S. Aggregate Index.



--------------------------------------------------------------------------------
88                                                   UBS Global Asset Management

The UBS Funds
--------------------------------------------------------------------------


Supplemental Performance Information for the Advisor of UBS U.S. Balanced Fund



COMPOSITE PERFORMANCE: U.S. BALANCED NORMAL EQUITY ALLOCATION 65% COMPOSITE JANUARY 1, 1982 THROUGH DECEMBER 31, 2001



                                                                                   BENCHMARK      BENCHMARK      BENCHMARK
YEAR                       NET RETURN (%)(1)  NET RETURN (%)(2)  GROSS RETURN (%)  RETURN (%)(3)  RETURN (%)(4)  RETURN (%)(5)
----                       -----------------  -----------------  ----------------  -------------  -------------  -------------
1982.....................           18.50%             25.40%             26.69%          18.71%         32.62%         23.37%
1983.....................            9.63%             16.01%             17.21%          23.46%          8.37%         18.03%
1984.....................            3.59%              9.62%             10.76%           3.05%         15.15%          7.29%
1985.....................           13.04%             19.62%             20.86%          32.56%         22.11%         29.05%
1986.....................            7.02%             13.25%             14.43%          16.09%         15.25%         16.15%
1987.....................            1.93%              7.86%              8.99%           2.27%          2.76%          3.77%
1988.....................            8.01%             14.30%             15.49%          17.95%          7.88%         14.42%
1989.....................           13.05%             19.63%             20.87%          29.17%         14.53%         24.00%
1990.....................           -2.35%              3.33%              4.41%          -6.18%          8.95%         -0.82%
1991.....................           14.32%             20.98%             22.23%          34.20%         16.00%         27.80%
1992.....................            2.54%              8.51%              9.64%           8.98%          7.40%          8.56%
1993.....................            4.42%             10.50%             11.65%          11.28%          9.75%         10.85%
1994.....................           -7.24%             -1.84%             -0.81%          -0.06%         -2.92%         -0.99%
1995.....................           19.58%             26.54%             27.84%          36.45%         18.48%         29.98%
1996.....................            4.88%             10.98%             12.14%          21.21%          3.63%         14.90%
1997.....................            7.18%             13.43%             14.60%          31.29%          9.65%         23.50%
1998.....................            5.40%             11.54%             12.69%          23.43%          8.67%         18.85%
1999.....................           -6.99%             -1.57%             -0.54%          23.56%         -0.83%         14.66%
2000.....................            3.11%              9.11%             10.25%         -10.89%         11.62%         -3.26%
2001.....................            0.06%              5.88%              6.99%         -10.97%          8.44%         -4.02%



(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) The Wilshire 5000 Equity index is a broad-based, market capitalization weighted index that includes all U.S. common stocks. It is designed to provide a representative indication of the capitalization and return for the U.S. equity market..
(4) The Lehman U.S. Aggregate Index is an unmanaged index of investment grade fixed-rate debt issues, including corporate, government, mortgage-backed and asset-backed securities with maturities of at least one year.
(5) The U.S. Balanced Mutual Fund Index is an unmanaged index compiled by the Advisor and represents a fixed composite of 65% Wilshire 5000 Equity Index and 35% Lehman U.S. Aggregate Index.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                   89

The UBS Funds
--------------------------------------------------------------------------


Supplemental Performance Information for the Advisor of UBS Global Equity Fund



COMPOSITE PERFORMANCE: GLOBAL EQUITY COMPOSITE
JANUARY 1, 1999 THROUGH JULY 31, 2002


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            NET            NET         GROSS       BENCHMARK
YEAR   RETURN (%)(1)  RETURN (%)(2)  RETURN (%)  RETURN (%)(3)
1999+          6.40%         12.59%      13.99%         25.12%
2000          -5.81%          0.33%      -0.33%        -13.08%
2001         -10.62%         -5.42%      -5.42%        -16.63%
2002         -19.32%        -14.62%     -13.98%        -16.38%


COMPOSITE PERFORMANCE: GLOBAL EQUITY COMPOSITE
FOR PERIODS ENDED JULY 31, 2002



YEAR                            NET RETURN (%)(1)  NET RETURN (%)(2)  GROSS RETURN (%)  BENCHMARK RETURN (%)(3)
----                            -----------------  -----------------  ----------------  -----------------------
1 year........................           -19.56%            -14.88%            -13.80%               -21.12%
Since inception...............            -4.24%             -2.71%             -1.49%                -7.43%



COMPOSITE PERFORMANCE: GLOBAL EQUITY COMPOSITE
JANUARY 1, 1999 THROUGH DECEMBER 31, 2001



YEAR                            NET RETURN (%)(1)  NET RETURN (%)(2)  GROSS RETURN (%)  BENCHMARK RETURN (%)(3)
----                            -----------------  -----------------  ----------------  -----------------------
1999..........................             6.40%             12.59%            13.99%                 25.12%
2000..........................            -5.81%             -0.33%             0.92%                -13.08%
2001..........................           -10.62%             -5.42%            -4.23%                -16.63%



(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3)  The benchmark is the MSCI World Equity (Free) Index. MSCI World Equity
     (Free) Index is a broad-based securities index that represents the U.S. and developed international equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United States.
  + Although the Advisor has managed this asset class since 1982, performance information is not shown for the period prior to December 31, 1998 because such information relates only to sub-sectors or carveouts of other accounts managed by the Advisor.



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
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Supplemental Performance Information for the Advisor of UBS U.S. Equity Fund



COMPOSITE PERFORMANCE: U.S. EQUITY COMPOSITE
JULY 1, 1992 THROUGH JULY 31, 2002


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           NET            NET         GROSS       BENCHMARK
YEAR  RETURN (%)(1)  RETURN (%)(2)  RETURN (%)  RETURN (%)(3)
1992          8.51%         14.83%      16.02%          8.98%
1993          9.70%         16.08%      17.28%         11.28%
1994         -5.52%         -0.01%       1.04%         -0.06%
1995         33.09%         40.85%      42.28%         36.45%
1996         18.77%         25.68%      26.98%         21.21%
1997         18.57%         25.48%      26.77%         31.29%
1998         10.04%         16.46%      17.66%         23.43%
1999        -10.06%         -4.82%      -3.82%         23.56%
2000         -1.93%          3.77%       4.86%        -10.89%
2001         -3.07%          2.57%       3.65%        -10.97%
2002        -18.41%        -13.66%     -13.17%        -18.89%


COMPOSITE PERFORMANCE: U.S. EQUITY COMPOSITE
FOR PERIODS ENDED JULY 31, 2002



YEAR                            NET RETURN (%)(1)  NET RETURN (%)(2)  GROSS RETURN (%)  BENCHMARK RETURN (%)(3)
----                            -----------------  -----------------  ----------------  -----------------------
1 year........................            18.76%            -14.03%            -13.12%               -22.07%
5 years.......................            -0.84%              0.29%              1.35%                 0.34%
10 years......................            10.30%             10.93%             12.09%                 9.68%
Since inception...............            10.40%             10.99%             12.15%                 9.38%



(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) The benchmark is the Wilshire 5000 Index. The Wilshire 5000 Equity Index is a broad-based, market capitalization weighted index that includes all U.S. common stocks. It is designed to provide a representative indication of the capitalization and return for the U.S. equity market.
  + Although the Advisor has managed this asset class since 1982, performance information for the period prior to November 30, 1991 is not shown because such information relates only to subsectors or carveouts of other accounts managed by the Advisor.



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UBS Global Asset Management                                                   91
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Supplemental Performance Information for the Advisor of UBS U.S. Equity Fund



COMPOSITE PERFORMANCE: U.S. EQUITY COMPOSITE+
JANUARY 1, 1992 THROUGH DECEMBER 31, 2001



YEAR                            NET RETURN (%)(1)  NET RETURN (%)(2)  GROSS RETURN (%)  BENCHMARK RETURN (%)(3)
----                            -----------------  -----------------  ----------------  -----------------------
1992..........................             8.51%             14.83%             16.02%                 8.98%
1993..........................             9.70%             16.08%             17.28%                11.28%
1994..........................            -5.52%             -0.01%              1.04%                -0.06%
1995..........................            33.09%             40.85%             42.28%                36.45%
1996..........................            18.77%             25.68%             26.98%                21.21%
1997..........................            18.57%             25.48%             26.77%                31.29%
1998..........................            10.04%             16.46%             17.66%                23.43%
1999..........................           -10.06%             -4.82%             -3.82%                23.56%
2000..........................            -1.93%              3.77%              4.86%               -10.89%
2001..........................            -3.07%              2.57%              3.65%               -10.97%



(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) The benchmark is the Wilshire 5000 Index. The Wilshire 5000 Equity Index is a broad-based, market capitalization weighted index that includes all U.S. common stocks. It is designed to provide a representative indication of the capitalization and return for the U.S. equity market.
  + Although the Advisor has managed this asset class since 1982, performance information for the period prior to November 30, 1991 is not shown because such information relates only to sub-sectors or carveouts of other accounts managed by the Advisor.



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Supplemental Performance Information for the Advisor of UBS U.S. Value Equity
Fund



COMPOSITE PERFORMANCE: U.S. VALUE EQUITY COMPOSITE
JULY 1, 1998 THROUGH JULY 31, 2002


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            NET            NET         GROSS       BENCHMARK
YEAR   RETURN (%)(1)  RETURN (%)(2)  RETURN (%)  RETURN (%)(3)
1998+         -2.76%          2.90%       3.46%          3.10%
1999          -6.76%         -1.33%      -0.24%          7.33%
2000          10.04%         16.44%      17.71%          7.01%
2001          -3.21%          2.43%       3.55%         -5.59%
2002         -18.05%        -13.28%     -12.72%        -13.63%


COMPOSITE PERFORMANCE: U.S. VALUE EQUITY COMPOSITE
FOR PERIODS ENDED JULY 31, 2002



YEAR                            NET RETURN (%)(1)  NET RETURN (%)(2)  GROSS RETURN (%)  BENCHMARK RETURN (%)(3)
----                            -----------------  -----------------  ----------------  -----------------------
1 year........................           -19.16%            -14.45%            -13.50%               -17.24%
Since inception...............            -0.19%              1.20%              2.32%                -0.85%



(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) The benchmark is the Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
  +  Performance is presented for July 1, 1998 through December 31, 1998.



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UBS Global Asset Management                                                   93
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--------------------------------------------------------------------------


Supplemental Performance Information for the Advisor of UBS U.S. Value Equity
Fund



COMPOSITE PEFORMANCE: U.S. VALUE EQUITY COMPOSITE
JULY 1, 1998 THROUGH DECEMBER 31, 2001



YEAR                            NET RETURN (%)(1)  NET RETURN (%)(2)  GROSS RETURN (%)  BENCHMARK RETURN (%)(3)
----                            -----------------  -----------------  ----------------  -----------------------
1998+.........................            -2.76%              2.90%             3.46%                 3.10%
1999..........................            -6.76%             -1.33%            -0.24%                 7.33%
2000..........................            10.04%             16.44%            17.71%                 7.01%
2001..........................            -3.21%              2.43%             3.55%                -5.59%



(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) The benchmark is the Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
  +  Performance is presented for July 1, 1998 through December 31, 1998.



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Supplemental Performance Information for the Advisor of UBS U.S. Large Cap
Growth Fund



COMPOSITE PERFORMANCE: U.S. LARGE CAPITALIZATION GROWTH COMPOSITE
OCTOBER 1, 1998 THROUGH JULY 31, 2002+


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           NET            NET         GROSS       BENCHMARK
YEAR  RETURN (%)(1)  RETURN (%)(2)  RETURN (%)  RETURN (%)(3)
1998         17.93%         24.79%      25.09%         26.74%
1999         25.91%         33.24%      34.61%         33.16%
2000        -21.06%        -16.47%     -15.57%        -22.42%
2001        -27.67%        -23.46%     -22.64%        -20.42%
2002        -26.67%        -25.73%     -25.25%        -25.13%


COMPOSITE PERFORMANCE: U.S. LARGE CAPITALIZATION GROWTH COMPOSITE
FOR PERIODS ENDED JULY 31, 2002



YEAR                            NET RETURN (%)(1)  NET RETURN (%)(2)  GROSS RETURN (%)  BENCHMARK RETURN (%)(3)
----                            -----------------  -----------------  ----------------  -----------------------
1 year........................           -34.79%            -31.00%            -30.25%               -28.75%
Since inception...............            -7.36%             -5.98%             -4.98%                -6.28%



(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) The benchmark is the Russell 1000 Growth Index. The Russell 1000 Growth Index measures the performance of the 1,000 largest companies in the Russell 3000 Growth Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
  +  Performance is presented for October 1, 1998 through December 31, 1998.



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UBS Global Asset Management                                                   95

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--------------------------------------------------------------------------


Supplemental Performance Information for the Advisor of UBS U.S. Large Cap Growth Fund



COMPOSITE PERFORMANCE: U.S. LARGE CAPITALIZATION GROWTH COMPOSITE
OCTOBER 1, 1998 THROUGH DECEMBER 31, 2001



YEAR                            NET RETURN (%)(1)  NET RETURN (%)(2)  GROSS RETURN (%)  BENCHMARK RETURN (%)(3)
----                            -----------------  -----------------  ----------------  -----------------------
1998+.........................            17.93%             24.79%             25.09%                26.74%
1999..........................            25.91%             33.24%             34.61%                33.16%
2000..........................           -21.06%            -16.47%            -15.57%               -22.42%
2001..........................           -27.67%            -23.46%            -22.64%               -20.42%



(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) The benchmark is the Russell 1000 Growth Index. The Russell 1000 Growth Index measures the performance of the 1,000 largest companies in the Russell 3000 Growth Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
  +  Performance is presented for October 1, 1998 through December 31, 1998.



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--------------------------------------------------------------------------


Supplemental Performance Information for the Advisor of UBS U.S. Small Cap Growth Fund



COMPOSITE PERFORMANCE: U.S. SMALL CAPITALIZATION GROWTH COMPOSITE+ AUGUST 1, 1994 THROUGH JULY 31, 2002


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             NET            NET         GROSS       BENCHMARK
 YEAR   RETURN (%)(1)  RETURN (%)(2)  RETURN (%)  RETURN (%)(3)
1994++          1.05%          6.91%       7.53%          3.24%
1995           16.20%         22.96%      24.65%         28.44%
1996           11.58%         18.08%      19.71%         16.50%
1997           15.71%         22.45%      24.14%         22.36%
1998          -16.06%        -11.17%      -9.91%         -2.55%
1999           36.89%         44.86%      46.83%         21.26%
2000           16.95%         23.76%      25.47%        -20.54%
2001          -16.07%        -11.18%      -9.92%         -9.23%
2002          -21.08%        -16.48%     -15.79%        -30.05%


COMPOSITE PERFORMANCE: U.S. SMALL CAPITALIZATION GROWTH COMPOSITE+ FOR PERIODS ENDED JULY 31, 2002



YEAR                            NET RETURN (%)(1)  NET RETURN (%)(2)  GROSS RETURN (%)  BENCHMARK RETURN (%)(3)
----                            -----------------  -----------------  ----------------  -----------------------
1 year........................           -22.14%            -17.61%            -16.44%               -30.61%
5 years.......................             3.08%              4.25%              5.71%                -8.75%
Since inception...............             9.86%             10.64%             12.18%                 1.51%



(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) The benchmark is the Russell 2000 Growth Index. Prior to May 1, 2000, the benchmark was the Russell 2000 Index. The Russell 2000 Growth Index is an unmanaged index composed of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an index composed of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
  + Certain investments in this strategy are initial public offerings and may have caused the performance of the composite to be higher than could have been achieved without such investments, which are of limited availability.
 ++  Performance is presented for August 1, 1994 through December 31, 1994.



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UBS Global Asset Management                                                   97
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--------------------------------------------------------------------------


Supplemental Performance Information for the Advisor of UBS U.S. Small Cap Growth Fund



COMPOSITE PERFORMANCE: U.S. SMALL CAPITALIZATION GROWTH COMPOSITE+ AUGUST 1, 1994 THROUGH DECEMBER 31, 2001



YEAR                            NET RETURN (%)(1)  NET RETURN (%)(2)  GROSS RETURN (%)  BENCHMARK RETURN (%)(3)
----                            -----------------  -----------------  ----------------  -----------------------
1994++........................             1.03%              6.91%             7.53%                  3.24%
1995..........................            16.20%             22.96%            24.65%                 28.44%
1996..........................            11.58%             18.08%            19.71%                 16.50%
1997..........................            15.71%             22.45%            24.14%                 22.36%
1998..........................           -16.06%            -11.17%            -9.91%                 -2.55%
1999..........................            36.89%             44.86%            46.83%                 21.26%
2000..........................            16.95%             23.76%            25.47%                -20.54%
2001..........................           -16.07%            -11.18%            -9.92%                 -9.23%



(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) The benchmark is the Russell 2000 Growth Index. Prior to May 1, 2000 the benchmark was the Russell 2000 Index. The Russell 2000 Growth Index is an unmanaged index composed of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an index composed of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
  + Certain investments in this strategy are initial public offerings and may have caused the performance of the composite to be higher than could have been achieved without such investments, which are of limited availability.
 ++  Performance is presented for August 1, 1994 through December 31, 1994.



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--------------------------------------------------------------------------


Supplemental Performance Information for the Advisor of UBS U.S. Small Cap Equity Fund



COMPOSITE PERFORMANCE: U.S. SMALL CAPITALIZATION EQUITY COMPOSITE+ JANUARY 1, 1987 THROUGH JULY 31, 2002


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           NET            NET         GROSS       BENCHMARK
YEAR  RETURN (%)(1)  RETURN (%)(2)  RETURN (%)  RETURN (%)(3)
1987         -4.08%          1.51%       2.94%        -12.61%
1988         35.26%         43.13%      45.07%         22.61%
1989         16.69%         23.48%      25.18%         11.64%
1990         -8.05%         -2.70%      -1.33%        -25.08%
1991         36.87%         44.84%      46.80%         44.79%
1992         15.50%         22.22%      23.91%         19.36%
1993          4.85%         10.95%      12.49%         17.43%
1994         -6.27%         -0.81%       0.58%         -3.18%
1995         23.03%         30.20%      31.98%         30.56%
1996         18.44%         25.34%      27.06%         18.46%
1997         22.58%         29.71%      31.49%         22.82%
1998        -11.95%         -6.83%      -5.51%         -3.99%
1999         -4.14%          1.44%       2.86%         26.94%
2000          2.30%          8.25%       9.76%         -3.18%
2001          8.79%         15.13%      16.72%          2.49%
2002        -11.05%         -5.87%      -5.09%        -19.09%


COMPOSITE PERFORMANCE: U.S. SMALL CAPITALIZATION EQUITY COMPOSITE
FOR PERIODS ENDED JULY 31, 2002



YEAR                            NET RETURN (%)(1)  NET RETURN (%)(2)  GROSS RETURN (%)  BENCHMARK RETURN (%)(3)
----                            -----------------  -----------------  ----------------  -----------------------
1 year........................            -9.16%             -3.87%            -2.52%                -17.96%
5 years.......................             2.69%              3.86%             5.31%                  0.74%
10 years......................            11.25%             11.88%            13.43%                  9.25%
Since inception...............            13.85%             14.26%            15.84%                  7.91%



(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) The benchmark is the Russell 2000 Index. The Russell 2000 Index is an index composed of the 2,000 smallest companies in The Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Prior to July 1, 2000, the benchmark was the Wilshire Small Stock Index.
  + Certain investments in this strategy are initial public offerings and may have caused the performance of the composite to be higher than could have been achieved without such investments, which are of limited availability.



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UBS Global Asset Management                                                   99

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--------------------------------------------------------------------------


Supplemental Performance Information for the Advisor of UBS U.S. Small Cap Equity Fund



COMPOSITE PERFORMANCE: U.S. SMALL CAPITALIZATION EQUITY COMPOSITE+ JANUARY 1, 1987 THROUGH DECEMBER 31, 2001



YEAR                            NET RETURN (%)(1)  NET RETURN (%)(2)  GROSS RETURN (%)  BENCHMARK RETURN (%)(3)
----                            -----------------  -----------------  ----------------  -----------------------
1987..........................            -4.08%              1.51%             2.94%                -12.61%
1988..........................            35.26%             43.13%            45.07%                 22.61%
1989..........................            16.69%             23.48%            25.18%                 11.64%
1990..........................            -8.05%             -2.70%            -1.33%                -25.08%
1991..........................            36.87%             44.84%            46.80%                 44.79%
1992..........................            15.50%             22.22%            23.91%                 19.36%
1993..........................             4.85%             10.95%            12.49%                 17.43%
1994..........................            -6.27%             -0.81%             0.58%                 -3.18%
1995..........................            23.03%             30.20%            31.98%                 30.56%
1996..........................            18.44%             25.34%            27.06%                 18.46%
1997..........................            22.58%             29.71%            31.49%                 22.82%
1998..........................           -11.95%             -6.83%            -5.51%                 -3.99%
1999..........................            -4.14%              1.44%             2.86%                 26.94%
2000..........................             2.30%              8.25%             9.76%                 -3.18%
2001..........................             8.79%             15.13%            16.72%                  2.49%



(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) The benchmark is the Russell 2000 Index. The Russell 2000 Index is an index composed of the 2,000 smallest companies in The Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Prior to July 1, 2000, the benchmark was the Wilshire Small Stock Index.
  + Certain investments in this strategy are initial public offerings and may have caused the performance of the composite to be higher than could have been achieved without such investments, which are of limited availability.



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--------------------------------------------------------------------------


Supplemental Performance Information for the Advisor of UBS Global Bond Fund



COMPOSITE PERFORMANCE: GLOBAL BOND COMPOSITE
JANUARY 1, 1982 THROUGH JULY 31, 2002


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           NET            NET         GROSS       BENCHMARK
YEAR  RETURN (%)(1)  RETURN (%)(2)  RETURN (%)  RETURN (%)(3)
1982         16.68%         22.18%      23.56%         20.25%
1983          5.75%         10.73%      12.00%          5.73%
1984          0.15%          4.87%       6.07%          5.68%
1985         27.86%         33.88%      35.38%         32.29%
1986         18.15%         23.72%      25.12%         26.47%
1987         10.64%         15.85%      17.17%         18.39%
1988          0.81%          5.56%       6.77%          4.37%
1989          2.90%          7.75%       8.98%          4.34%
1990          4.59%          9.52%      10.77%         11.97%
1991         13.43%         18.77%      20.12%         15.82%
1992          2.80%          7.64%       8.87%          5.53%
1993          6.07%         11.07%      12.34%         13.28%
1994         -8.74%         -4.44%      -3.33%          2.33%
1995         14.45%         19.84%      21.20%         19.04%
1996          3.57%          8.45%       9.69%          3.63%
1997         -3.16%          1.40%       2.57%          0.24%
1998          7.51%         12.58%      13.86%         15.29%
1999        -10.73%         -6.52%      -5.44%         -4.26%
2000         -3.32%          1.23%       2.30%          1.59%
2001         -6.65%         -2.25%      -1.13%         -0.99%
2002          6.05%         11.05%      11.79%         10.93%


COMPOSITE PERFORMANCE: GLOBAL BOND COMPOSITE
FOR PERIODS ENDED JULY 31, 2002



YEAR                            NET RETURN (%)(1)  NET RETURN (%)(2)  GROSS RETURN (%)  BENCHMARK RETURN (%)(3)
----                            -----------------  -----------------  ----------------  -----------------------
1 year........................            7.11%             12.15%            13.43%                 12.25%
5 years.......................            2.28%              3.23%             4.41%                  4.73%
10 years......................            4.86%              5.34%             6.55%                  5.85%
Since inception...............            9.68%              9.93%            11.18%                  9.92%



(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) The benchmark is the Salomon Smith Barney World Government Bond Index. The Salomon Smith Barney World Government Bond Index represents the broad global fixed income markets and includes debt issues of U.S. and most developed non-U.S. governments, governmental entities and supranationals.



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Supplemental Performance Information for the Advisor of UBS Global Bond Fund



COMPOSITE PERFORMANCE: GLOBAL BOND COMPOSITE
JANUARY 1, 1982 THROUGH DECEMBER 31, 2002



YEAR                            NET RETURN (%)(1)  NET RETURN (%)(2)  GROSS RETURN (%)  BENCHMARK RETURN (%)(3)
----                            -----------------  -----------------  ----------------  -----------------------
1982..........................            16.68%             22.18%            23.56%                20.25%
1983..........................             5.75%             10.73%            12.00%                 5.73%
1984..........................             0.15%              4.87%             6.07%                 5.68%
1985..........................            27.86%             33.88%            35.38%                32.29%
1986..........................            18.15%             23.72%            25.12%                26.47%
1987..........................            10.64%             15.85%            17.17%                18.39%
1988..........................             0.81%              5.56%             6.77%                 4.37%
1989..........................             2.90%              7.75%             8.98%                 4.34%
1990..........................             4.59%              9.52%            10.77%                11.97%
1991..........................            13.43%             18.77%            20.12%                15.82%
1992..........................             2.80%              7.64%             8.87%                 5.53%
1993..........................             6.07%             11.07%            12.34%                13.28%
1994..........................            -8.74%             -4.44%            -3.33%                 2.33%
1995..........................            14.45%             19.84%            21.20%                19.04%
1996..........................             3.57%              8.45%             9.69%                 3.63%
1997..........................            -3.16%              1.40%             2.57%                 0.24%
1998..........................             7.51%             12.58%            13.86%                15.29%
1999..........................           -10.73%             -6.52%            -5.44%                -4.26%
2000..........................            -3.32%              1.23%             2.39%                 1.59%
2001..........................            -6.65%             -2.25%            -1.13%                -0.99%



(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) The benchmark is the Salomon Smith Barney World Government Bond Index. The Salomon Smith Barney World Government Bond Index represents the broad global fixed income markets and includes debt issues of U.S. and most developed non-U.S. governments, governmental entities and supranationals.



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Supplemental Performance Information for the Advisor of UBS High Yield Fund



COMPOSITE PERFORMANCE: U.S. HIGH YIELD BOND COMPOSITE
MAY 1, 1995 THROUGH JULY 31, 2002


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            NET            NET         GROSS       BENCHMARK
YEAR   RETURN (%)(1)  RETURN (%)(2)  RETURN (%)  RETURN (%)(3)
1995+          6.33%         11.34%      12.04%         10.50%
1996           6.92%         11.96%      13.01%         11.06%
1997           7.96%         13.04%      14.11%         12.83%
1998           2.66%          7.50%       8.52%          3.66%
1999          -0.99%          3.68%       4.66%          1.57%
2000          -8.50%         -4.19%      -3.28%         -3.79%
2001          -1.38%          3.27%       4.25%          6.20%
2002         -10.92%         -6.86%      -6.34%         -8.11%


COMPOSITE PERFORMANCE: U.S. HIGH YIELD BOND COMPOSITE
FOR PERIODS ENDED JULY 31, 2002



YEAR                            NET RETURN (%)(1)  NET RETURN (%)(2)  GROSS RETURN (%)  BENCHMARK RETURN (%)(3)
----                            -----------------  -----------------  ----------------  -----------------------
1 year........................           -10.97%             -6.77%            -5.88%                -8.36%
5 years.......................             0.50%              1.43%             2.39%                 0.58%
Since inception...............             4.59%              5.25%             6.25%                 4.43%



(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) The benchmark is the Merrill Lynch High Yield Cash Pay Index. The Merrill Lynch High Yield Cash Pay Index is an index of publicly placed non-convertible, coupon-bearing U.S. domestic debt with a term to maturity of at least one year.
  +  Performance presented for May 1, 1995 through December 31, 1995.



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Supplemental Performance Information for the Advisor of UBS High Yield Fund



COMPOSITE PEFORMANCE: U.S. HIGH YIELD BOND COMPOSITE
MAY 1, 1995 THROUGH DECEMBER 31, 2001



YEAR                            NET RETURN (%)(1)  NET RETURN (%)(2)  GROSS RETURN (%)  BENCHMARK RETURN (%)(3)
----                            -----------------  -----------------  ----------------  -----------------------
1995+.........................             6.33%             11.34%            12.04%                10.50%
1996..........................             6.92%             11.96%            13.01%                11.06%
1997..........................             7.96%             13.04%            14.11%                12.83%
1998..........................             2.66%              7.50%             8.52%                 3.66%
1999..........................            -0.99%              3.68%             4.66%                 1.57%
2000..........................            -8.50%             -4.19%            -3.28%                -3.79%
2001..........................            -1.38%              3.27%             4.25%                 6.20%



(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) The benchmark is the Merrill Lynch High Yield Cash Pay Index. The Merrill Lynch High Yield Cash Pay Index is an index of publicly placed non-convertible, coupon-bearing U.S. domestic debt with a term to maturity of at least one year.
  +  Performance presented for May 1, 1995 through December 31, 1995.



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Supplemental Performance Information for the Advisor of UBS Real Estate Equity
Fund



COMPOSITE PERFORMANCE: U.S. REAL ESTATE INVESTMENT TRUSTS COMPOSITE OCTOBER 1, 1996 THROUGH JULY 31, 2002


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            NET            NET         GROSS       BENCHMARK      BENCHMARK
YEAR   RETURN (%)(1)  RETURN (%)(2)  RETURN (%)  RETURN (%)(3)  RETURN (%)(4)
1996+         13.35%         19.94%      20.31%          8.34%         19.97%
1997          21.47%         28.54%      30.17%         33.36%         18.58%
1998         -26.75%        -22.49%     -21.46%         28.58%        -16.90%
1999          -8.22%         -2.88%      -1.61%         21.04%         -4.55%
2000          19.90%         26.88%      28.50%         -9.10%         26.81%
2001           4.19%         10.26%      11.68%        -11.88%         12.83%
2002           0.75%          6.61%       7.41%        -13.40%          7.18%


COMPOSITE PERFORMANCE: U.S. REAL ESTATE INVESTMENT TRUSTS COMPOSITE FOR PERIODS ENDED JULY 31, 2002



                                                                                                            BENCHMARK
YEAR                       NET RETURN (%)(1)  NET RETURN (%)(2)  GROSS RETURN (%)  BENCHMARK RETURN (%)(3)  RETURN (%)(4)
----                       -----------------  -----------------  ----------------  -----------------------  -------------
1 year...................            4.91%             11.02%            12.45%                 -23.63%           11.97%
5 years..................            3.67%              4.85%             6.21%                   0.44%            5.95%
Since inception..........            8.80%              9.86%            11.28%                   6.48%            9.86%



(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) This benchmark is the S&P 500 Index. The S&P 500 Index is a broad based capitalization weighted index which primarily includes common stocks.
(4) This benchmark is the Morgan Stanley REIT Index. The Morgan Stanley REIT Index is a total-return index comprised of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.
  +  Performance presented for October 1, 1996 through December 31, 1996.



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--------------------------------------------------------------------------


Supplemental Performance Information for the Advisor of UBS Real Estate Equity Fund



COMPOSITE PERFORMANCE: U.S. REAL ESTATE INVESTMENT TRUSTS COMPOSITE OCTOBER 1, 1996 THROUGH DECEMBER 31, 2001



                                                                                   BENCHMARK       BENCHMARK
YEAR                       NET RETURN (%)(1)  NET RETURN (%)(2)  GROSS RETURN (%)  RETURN (%)(3)   RETURN (%)(4)
----                       -----------------  -----------------  ----------------  --------------  --------------
1996+....................            13.35%             19.94%             20.31%           8.34%           19.97%
1997.....................            21.47%             28.54%             30.17%          33.36%           18.58%
1998.....................           -26.75%            -22.49%            -21.46%          28.58%          -16.90%
1999.....................            -8.22%             -2.88%             -1.61%          21.04%           -4.55%
2000.....................            19.90%             26.88%             28.50%          -9.10%           26.81%
2001.....................             4.19%             10.26%             11.68%         -11.88%           12.83%



(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) This benchmark is the S&P 500 Index. The S&P 500 Index is a broad based capitalization weighted index which primarily includes common stocks.
(4) This benchmark is the Morgan Stanley REIT Index. The Morgan Stanley REIT Index is a total-return index comprised of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.
  +  Performance presented for October 1, 1996 through December 31, 1996.



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Financial Highlights

The financial highlights table is intended to help you understand a Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions).


UBS GLOBAL ALLOCATION FUND, UBS GLOBAL EQUITY FUND, UBS GLOBAL BOND FUND, UBS U.S. BALANCED FUND, UBS U.S. EQUITY FUND, UBS U.S. VALUE EQUITY FUND, UBS U.S. BOND FUND AND UBS INTERNATIONAL EQUITY FUND


The selected financial information in the following tables has been audited by the Funds' independent auditors, Ernst & Young, whose unqualified report thereon (the "Report") appears in the Funds' Annual Report to Shareholders dated
June 30, 2002 (the "Annual Report"). Additional performance and financial data and related notes are contained in the Annual Report, which is available without charge upon request. The Funds' financial statements for the fiscal year ended June 30, 2002 and the Report are incorporated by reference into the SAI.


UBS U.S. LARGE CAP GROWTH FUND, UBS U.S. SMALL CAP GROWTH FUND AND UBS HIGH YIELD FUND


The UBS U.S. Large Cap Growth Fund, the UBS U.S. Small Cap Growth Fund and the UBS High Yield Fund (collectively, the "Successor Funds") are successors to the UBS Large Cap Growth Fund, the UBS Small Cap Fund and the UBS High Yield Bond Fund, respectively (collectively, the "Predecessor Funds"). Each Predecessor Fund, prior to its merger into a Successor Fund, operated as a separate portfolio of UBS Private Investor Funds, Inc., another investment company that was advised by another entity. The Predecessor Funds had fiscal years ending on December 31. On December 18, 1998, following the approval of the shareholders of each Predecessor Fund of an agreement and plan of reorganization, the UBS Large Cap Growth Fund, the UBS Small Cap Fund and the UBS High Yield Bond Fund series of UBS Private Investor Funds, Inc. were reorganized and merged into the UBS U.S. Large Cap Growth Fund, the UBS U.S. Small Cap Growth Fund and the UBS High Yield Fund series of the Trust, respectively. (These transactions are collectively referred to as the "Reorganizations".) The Successor Funds had no operations prior to the Reorganizations. The Successor Funds have fiscal years ending on June 30.



The selected financial information in the following table, for the year ended June 30, 2002, has been audited by the Funds' independent auditors, Ernst & Young LLP, whose unqualified report thereon (the "report") appears in the Fund's Annual Report to Shareholders dated June 30, 2002 (the "Annual" report). Additional performance and financial data and related notes are contained in the Annual Report which are available without charge upon request. The Successor Funds' financial statements for the fiscal year ended June 30, 2002 and report are incorporated by reference into the SAI.


UBS U.S. SMALL CAP EQUITY FUND AND UBS U. S. REAL ESTATE EQUITY FUND
No financial information is presented for these Funds as they were not publicly offered prior to the date of this prospectus

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UBS U.S. Bond Fund -- Financial Highlights



FINANCIAL HIGHLIGHTS--FISCAL YEARS ENDED JUNE 30



The following financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown. In the tables, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds' and the Predecessor Funds' financial statements.



                                          CLASS A (FORMERLY CLASS N)
                                              YEAR ENDED JUNE 30,
                              ---------------------------------------------------
                               2002        2001       2000       1999       1998
                              -------     ------     ------     ------     ------
Net asset value,
  beginning of period....     $ 10.33     $ 9.99     $10.30     $10.58     $10.24
                              -------     ------     ------     ------     ------
Income from investment
  operations:
  Net investment
    income...............        0.53*      0.62*      0.58*      0.57*      0.61
  Net realized and
    unrealized gain
    (loss)...............        0.32       0.41      (0.25)     (0.26)      0.42
                              -------     ------     ------     ------     ------
    Total income from
      investment
      operations.........        0.85       1.03       0.33       0.31       1.03
                              -------     ------     ------     ------     ------
Less distributions:
  Distributions from net
    investment income....       (0.67)     (0.69)     (0.64)     (0.44)     (0.55)
  Distributions from net
    realized gains.......          --         --         --      (0.15)     (0.14)
                              -------     ------     ------     ------     ------
    Total
      distributions......       (0.67)     (0.69)     (0.64)     (0.59)     (0.69)
                              -------     ------     ------     ------     ------
Net asset value, end of
  period.................     $ 10.51     $10.33     $ 9.99     $10.30     $10.58
                              =======     ======     ======     ======     ======
Total return+............       8.41%     10.56%      3.29%      2.88%     10.30%
                              =======     ======     ======     ======     ======
Ratios/Supplemental data:
Net assets, end of period
  (in 000s)..............     $18,558     $  123     $    1     $    1     $    1
Ratio of expenses to
  average net assets:
  Before expense
    reimbursement and
    earnings credits.....       1.21%      0.98%      0.92%      0.86%      1.09%
  After expense
    reimbursement and
    earnings credits.....       0.86%++    0.85%      0.85%      0.85%      0.85%
Ratio of net investment
  income to average net
  assets:
  Before expense
    reimbursement and
    earnings credits.....       4.68%      5.86%      5.87%      5.17%      5.36%
  After expense
    reimbursement and
    earnings credits.....       5.03%      5.99%      5.94%      5.18%      5.60%
Portfolio turnover
  rate...................        452%       314%       170%       260%       198%



  * The net investment income per share data was determined by using average shares outstanding throughout the period.
  +  The returns do not include sales charges.
 ++ The ratio of net operating expenses to average net assets for Class A was 0.85%.



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UBS U.S. Bond Fund -- Financial Highlights



                                                        CLASS B
                                                    ---------------
                                                        FOR THE
                                                     PERIOD ENDED
                                                    JUNE 30, 2002*
                                                    ---------------
Net asset value, beginning of period..............      $10.76
                                                        ------
Income from investment operations:
  Net investment income...........................        0.29**
  Net realized and unrealized loss................       (0.22)
                                                        ------
    Total income from investment operations.......        0.07
                                                        ------
Less distributions:
  Distributions from net investment income........       (0.33)
                                                        ------
Net asset value, end of period....................      $10.50
                                                        ======
Total return......................................       0.70%@
                                                        ======
Ratios/Supplemental data:
Net assets, end of period (in 000s)...............      $1,405
Ratio of expenses to average net assets:
  Before expense reimbursement and earnings
    credits.......................................       1.96%***
  After expense reimbursement and earnings
    credits.......................................       1.60%***
Ratio of net investment income to average net
  assets:
  Before expense reimbursement and earnings
    credits.......................................       3.93%***
  After expense reimbursement and earnings
    credits.......................................       4.29%***
Portfolio turnover rate...........................        452%



  *  For the period November 6, 2001 (commencement of issuance) through
     June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  @  The return does not include sales charges and is non-annualized.



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UBS U.S. Bond Fund -- Financial Highlights



                                                         CLASS C
                                                    -----------------
                                                         FOR THE
                                                      PERIOD ENDED
                                                     JUNE 30, 2002*
                                                    -----------------
Net asset value, beginning of period..............       $10.77
                                                         ------
Income from investment operations:
  Net investment income...........................         0.31**
  Net realized and unrealized loss................        (0.24)
                                                         ------
    Total income from investment operations.......         0.07
                                                         ------
Less distributions:
  Distributions from net investment income........        (0.34)
                                                         ------
Net asset value, end of period....................       $10.50
                                                         ======
Total return......................................        0.72%@
                                                         ======
Ratios/Supplemental data:
Net assets, end of period (in 000s)...............       $1,143
Ratio of expenses to average net assets:
  Before expense reimbursement and earnings
    credits.......................................        1.61%***
  After expense reimbursement and earnings
    credits.......................................        1.35%***
Ratio of net investment income to average net
  assets:
  Before expense reimbursement and earnings
    credits.......................................        4.32%***
  After expense reimbursement and earnings
    credits.......................................        4.58%***
Portfolio turnover rate...........................         452%



  *  For the period November 8, 2001 (commencement of issuance) through
     June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  @  The return does not include sales charges and is non-annualized.



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UBS U.S. Bond Fund -- Financial Highlights



                                            CLASS Y (FORMERLY CLASS I)
                                                YEAR ENDED JUNE 30,
                              -------------------------------------------------------
                               2002        2001        2000        1999        1998
                              -------     -------     -------     -------     -------
Net asset value,
  beginning of period....     $ 10.35     $ 10.00     $ 10.28     $ 10.58     $ 10.24
                              -------     -------     -------     -------     -------
Income from investment
  operations:
  Net investment
    income...............        0.56*       0.64*       0.62*       0.58*       0.53
  Net realized and
    unrealized gain
    (loss)...............        0.31        0.42       (0.25)      (0.26)       0.53
                              -------     -------     -------     -------     -------
    Total income from
      investment
      operations.........        0.87        1.06        0.37        0.32        1.06
                              -------     -------     -------     -------     -------
Less distributions:
  Distributions from net
    investment income....       (0.69)      (0.71)      (0.65)      (0.47)      (0.58)
  Distributions from net
    realized gains.......          --          --          --       (0.15)      (0.14)
                              -------     -------     -------     -------     -------
    Total
      distributions......       (0.69)      (0.71)      (0.65)      (0.62)      (0.72)
                              -------     -------     -------     -------     -------
Net asset value, end of
  period.................     $ 10.53     $ 10.35     $ 10.00     $ 10.28     $ 10.58
                              =======     =======     =======     =======     =======
Total return+............       8.59%      10.86%       3.74%       2.97%      10.60%
                              =======     =======     =======     =======     =======
Ratios/Supplemental data:
Net assets, end of period
  (in 000s)..............     $59,740     $62,514     $58,121     $92,030     $38,874
Ratio of expenses to
  average net assets:
  Before expense
    reimbursement and
    earnings credits.....       0.80%       0.73%       0.67%       0.61%       0.84%
  After expense
    reimbursement and
    earnings credits.....       0.64%++     0.60%       0.60%       0.60%       0.60%
Ratio of net investment
  income to average net
  assets:
  Before expense
    reimbursement and
    earnings credits.....       5.10%       6.11%       6.12%       5.42%       5.61%
  After expense
    reimbursement and
    earnings credits.....       5.26%       6.24%       6.19%       5.43%       5.85%
Portfolio turnover
  rate...................        452%        314%        170%        260%        198%



  * The net investment income per share data was determined by using average shares outstanding throughout the period.
  +  Class Y does not have sales charges.
 ++ The ratio of net operating expenses to average net assets for Class Y was 0.60%.



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--------------------------------------------------------------------------



UBS High Yield Fund -- Financial Highlights



                                                             CLASS A (FORMERLY CLASS N)
                                             -----------------------------------------------------------
                                                      YEAR ENDED JUNE 30,                   FOR THE
                                             -------------------------------------       PERIOD ENDED
                                               2002          2001          2000        JUNE 30, 1999(A)
                                             ---------     ---------     ---------     -----------------
Net asset value, beginning of period....     $   7.87      $   9.18      $   9.95          $   9.98
                                             --------      --------      --------          --------
Income (loss) from investment
  operations:
  Net investment income.................         0.76*         0.85*         0.90*             0.42*
  Net realized and unrealized loss......        (0.96)        (1.08)        (0.90)            (0.15)
                                             --------      --------      --------          --------
    Total income (loss) from investment
      operations........................        (0.20)        (0.23)           --              0.27
                                             --------      --------      --------          --------
Less distributions:
  Distributions from net investment
    income..............................        (1.31)        (1.08)        (0.70)            (0.30)
  Distributions from net realized
    gains...............................           --            --         (0.07)               --
                                             --------      --------      --------          --------
    Total distributions.................        (1.31)        (1.08)        (0.77)            (0.30)
                                             --------      --------      --------          --------
Net asset value, end of period..........     $   6.36      $   7.87      $   9.18          $   9.95
                                             ========      ========      ========          ========
Total return+...........................      (3.01)%       (2.28)%       (0.13)%             2.71%#
                                             ========      ========      ========          ========
Ratios/Supplemental data:
Net assets, end of period (in 000s).....     $ 65,832      $      1      $      1          $      1
Ratio of expenses to average net assets:
  Before expense reimbursement and
    earnings credits....................        1.26%         1.14%         1.11%             1.08%**
  After expense reimbursement and
    earnings credits....................        0.95%         0.97%++       0.95%             0.95%**
Ratio of net investment income to
  average net assets:
  Before expense reimbursement and
    earnings credits....................       10.71%         9.65%         9.06%             8.29%**
  After expense reimbursement and
    earnings credits....................       11.02%         9.82%         9.22%             8.42%**
Portfolio turnover rate.................         120%           87%           73%               77%



(a) For the period December 31, 1998 (commencement of investment operations) through June 30, 1999.
  * The net investment income per share data was determined by using average shares outstanding throughout the period.
 **  Annualized.
  #  The return is non-annualized.
  +  The returns do not include sales charges.
 ++ The ratio of net operating expenses to average net assets for Class A was 0.95%.



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UBS High Yield Fund -- Financial Highlights



                                                           CLASS B
                                                       ---------------
                                                           FOR THE
                                                        PERIOD ENDED
                                                       JUNE 30, 2002*
                                                       ---------------
Net asset value, beginning of period..............        $   7.02
                                                          --------
Income (loss) from investment operations:
  Net investment income...........................            0.45**
  Net realized and unrealized loss................           (0.61)
                                                          --------
    Total loss from investment operations.........           (0.16)
                                                          --------
Less distributions:
  Distributions from net investment income........           (0.51)
                                                          --------
Net asset value, end of period....................        $   6.35
                                                          ========
Total return......................................         (2.70)%@
                                                          ========
Ratios/Supplemental Data:
Net assets, end of period (in 000s)...............        $ 15,692
Ratio of expenses to average net assets:
  Before expense reimbursement and earnings
    credits.......................................           2.05%***
  After expense reimbursement and earnings
    credits.......................................           1.70%***
Ratio of net investment income to average net
  assets:
  Before expense reimbursement and earnings
    credits.......................................           9.88%***
  After expense reimbursement and earnings
    credits.......................................          10.23%***
Portfolio turnover rate...........................            120%



  * For the period November 7, 2001 (commencement of issuance) June 30, 2002. ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  @  The return does not include sales charges and is non-annualized.



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UBS High Yield Fund -- Financial Highlights



                                                           CLASS C
                                                       ---------------
                                                           FOR THE
                                                        PERIOD ENDED
                                                       JUNE 30, 2002*
                                                       ---------------
Net asset value, beginning of period..............        $   7.02
                                                          --------
Income (loss) from investment operations:
  Net investment income...........................            0.46**
  Net realized and unrealized loss................           (0.61)
                                                          --------
    Total loss from investment operations.........           (0.15)
                                                          --------
Less distributions:
  Distributions from net investment income........           (0.52)
                                                          --------
Net asset value, end of period....................        $   6.35
                                                          ========
Total return......................................         (2.54)%@
                                                          ========
Ratios/Supplemental data:
Net assets, end of period (in 000s)...............        $ 17,947
Ratio of expenses to average net assets:
  Before expense reimbursement and earnings
    credits.......................................           1.79%***
  After expense reimbursement and earnings
    credits.......................................           1.45%***
Ratio of net investment income to average net
  assets:
  Before expense reimbursement and earnings
    credits.......................................          10.15%***
  After expense reimbursement and earnings
    credits.......................................          10.49%***
Portfolio turnover rate...........................            120%



  *  For the period November 7, 2001 (commencement of issuance) through
     June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  @  The return does not include sales charges and is non-annualized.



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UBS High Yield Fund -- Financial Highlights



                                                                  CLASS Y (FORMERLY CLASS I)
                                             ---------------------------------------------------------------------
                                                                                       SIX MONTHS
                                                      YEAR ENDED JUNE 30,                ENDED         YEAR ENDED
                                             -------------------------------------      JUNE 30,      DECEMBER 31,
                                               2002          2001          2000         1999(A)         1998(B)
                                             ---------     ---------     ---------     ----------     ------------
Net asset value, beginning of period....     $   7.90      $   9.19      $   9.96       $   9.98        $  10.05
                                             --------      --------      --------       --------        --------
Income (loss) from investment
  operations:
  Net investment income.................         0.81*         0.88*         0.91*          0.44*           7.30
  Net realized and unrealized gain
    (loss)..............................        (1.01)        (1.08)        (0.90)         (0.15)           0.02
                                             --------      --------      --------       --------        --------
    Total income (loss) from investment
      operations........................        (0.20)        (0.20)         0.01           0.29            7.32
                                             --------      --------      --------       --------        --------
Less distributions:
  Distributions from net investment
    income..............................        (1.32)        (1.09)        (0.71)         (0.31)          (7.33)
  Distributions from net realized
    gains...............................           --            --         (0.07)            --           (0.06)
                                             --------      --------      --------       --------        --------
    Total distributions.................        (1.32)        (1.09)        (0.78)         (0.31)          (7.39)
                                             --------      --------      --------       --------        --------
Net asset value, end of period..........     $   6.38      $   7.90      $   9.19       $   9.96        $   9.98
                                             ========      ========      ========       ========        ========
Total return+...........................      (2.98)%       (1.83)%         0.02%          2.91%#          7.75%
                                             ========      ========      ========       ========        ========
Ratios/Supplemental data:
Net assets, end of period (in 000s).....     $ 40,120      $ 54,560      $ 50,845       $ 60,044        $ 34,900
Ratio of expenses to average net assets:
  Before expense reimbursement and
    earnings credits....................        1.02%         0.89%         0.86%          0.83%***        1.59%
  After expense reimbursement and
    earnings credits....................        0.70%         0.72%++       0.70%          0.70%***        0.89%
Ratio of net investment income to
  average net assets:
  Before expense reimbursement and
    earnings credits....................       10.77%         9.90%         9.31%          8.54%***        7.38%
  After expense reimbursement and
    earnings credits....................       11.09%        10.07%         9.47%          8.67%***        8.08%
Portfolio turnover rate.................         120%           87%           73%            77%             N/A



  * The net investment income per share data was determined by using average shares outstanding throughout the period.
  #  The total return is non-annualized.
  +  Class Y does not have sales charges.
 ++ The ratio of net operating expenses to average net assets for Class Y was 0.70%.
(a)  Reflects the Fund's change in fiscal year end from December 31 to June 30.
(b)  Reflects 10 for 1 share split effective December 9, 1998.
N/A  = Information is not available for periods prior to reorganization.



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UBS U.S. Balanced Fund -- Financial Highlights



                                                        CLASS A (FORMERLY CLASS N)
                                                           YEAR ENDED JUNE 30,
                                          ------------------------------------------------------
                                           2002        2001        2000        1999       1998
                                          -------     -------     -------     ------     -------
Net asset value, beginning of period....  $  9.38     $  8.57     $  9.38     $12.27     $ 12.53
                                          -------     -------     -------     ------     -------
Income (loss) from investment
  operations:
  Net investment income.................     0.20*       0.28        0.23*      0.29*       0.47*
  Net realized and unrealized gain
    (loss)..............................    (0.25)       0.89       (0.74)      0.18        0.94
                                          -------     -------     -------     ------     -------
    Total income (loss) from investment
      operations........................    (0.05)       1.17       (0.51)      0.47        1.41
                                          -------     -------     -------     ------     -------
Less distributions:
  Distributions from net investment
    income..............................    (0.29)      (0.36)      (0.24)     (0.71)      (0.73)
  Distributions from net realized
    gains...............................       --          --       (0.06)     (2.65)      (0.94)
                                          -------     -------     -------     ------     -------
    Total distributions.................    (0.29)      (0.36)      (0.30)     (3.36)      (1.67)
                                          -------     -------     -------     ------     -------
Net asset value, end of period..........  $  9.04     $  9.38     $  8.57     $ 9.38     $ 12.27
                                          =======     =======     =======     ======     =======
Total return+...........................  (0.60)%      13.89%     (5.39)%      4.17%      12.15%
                                          =======     =======     =======     ======     =======
Ratios/Supplemental data:
Net assets, end of period (in 000s).....  $ 2,583     $     1     $     1     $    1     $     1
Ratio of expenses to average net assets:
  Before expense reimbursement and
    earnings credits....................    1.57%       1.39%       1.26%      1.21%       1.06%
  After expense reimbursement and
    earnings credits....................    1.05%       1.05%       1.06%++    1.05%       1.05%
Ratio of net investment income to
  average net assets:
  Before expense reimbursement and
    earnings credits....................    1.63%       2.81%       2.55%      2.75%       3.63%
  After expense reimbursement and
    earnings credits....................    2.15%       3.15%       2.75%      2.91%       3.64%
Portfolio turnover rate.................     147%        159%         96%       113%        194%



  * The net investment income per share data was determined by using average shares outstanding throughout the period.
  +  The returns do not include sales charges.
 ++ The ratio of net operating expenses to average net assets for Class A was 1.05%.



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UBS U.S. Balanced Fund -- Financial Highlights



                                                 CLASS B
                                             ---------------
                                                 FOR THE
                                              PERIOD ENDED
                                             JUNE 30, 2002*
                                             ---------------
Net asset value, beginning of period....        $   9.39
                                                --------
Income (loss) from investment
  operations:
  Net investment income.................            0.08**
                                                --------
  Net realized and unrealized loss......           (0.19)
                                                --------
    Total loss from investment
     operations.........................           (0.11)
                                                --------
Less distributions:
  Distributions from net investment
    income..............................           (0.28)
                                                --------
  Net asset value, end of period........        $   9.00
                                                ========
Total return............................         (1.18)%@
                                                ========
Ratios/Supplemental data:
Net assets, end of period (in 000s).....        $    913
Ratio of expenses to average net assets:
  Before expense reimbursement and
    earnings credits....................           2.41%***
  After expense reimbursement and
    earnings credits....................           1.80%***
Ratio of net investment income to
  average net assets:
  Before expense reimbursement and
    earnings credits....................           0.69%***
  After expense reimbursement and
    earnings credits....................           1.30%***
Portfolio turnover rate.................            147%



  * For the period November 7, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  @  The return does not include sales charges and is non-annualized.



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UBS U.S. Balanced Fund -- Financial Highlights



                                               CLASS C
                                          -----------------
                                               FOR THE
                                            PERIOD ENDED
                                           JUNE 30, 2002*
                                          -----------------
Net asset value, beginning of period....       $  9.36
                                               -------
Income (loss) from investment
  operations:
  Net investment income.................          0.08**
                                               -------
  Net realized and unrealized loss......         (0.15)
                                               -------
    Total loss from investment
     operations.........................         (0.07)
                                               -------
Less distributions:
  Distributions from net investment
    income..............................         (0.28)
                                               -------
  Net asset value, end of period........       $  9.01
                                               =======
Total return............................       (0.76)%@
                                               =======
Ratios/Supplemental data:
Net assets, end of period (in 000s).....       $   402
Ratio of expenses to average net assets:
  Before expense reimbursement and
    earnings credits....................         2.37%***
  After expense reimbursement and
    earnings credits....................         1.80%***
Ratio of net investment income to
  average net assets:
  Before expense reimbursement and
    earnings credits....................         0.75%***
  After expense reimbursement and
    earnings credits....................         1.32%***
Portfolio turnover rate.................          147%



  * For the period November 6, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  @  The return does not include sales charges and is non-annualized.



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UBS U.S. Balanced Fund -- Financial Highlights



                                                        CLASS Y (FORMERLY CLASS I)
                                                            YEAR ENDED JUNE 30,
                                          -------------------------------------------------------
                                           2002        2001        2000        1999        1998
                                          -------     -------     -------     -------     -------
Net asset value, beginning of period....  $  9.41     $  8.59     $  9.38     $ 12.24     $ 12.53
                                          -------     -------     -------     -------     -------
Income (loss) from investment
  operations:
  Net investment income.................     0.24*       0.31        0.26*       0.34*       0.49*
  Net realized and unrealized gain
    (loss)..............................    (0.27)       0.89       (0.74)       0.18        0.93
                                          -------     -------     -------     -------     -------
    Total income (loss) from investment
      operations........................    (0.03)       1.20       (0.48)       0.52        1.42
                                          -------     -------     -------     -------     -------
Less distributions:
  Distributions from net investment
    income..............................    (0.29)      (0.38)      (0.25)      (0.73)      (0.77)
  Distributions from net realized
    gains...............................       --          --       (0.06)      (2.65)      (0.94)
                                          -------     -------     -------     -------     -------
    Total distributions.................    (0.29)      (0.38)      (0.31)      (3.38)      (1.71)
                                          -------     -------     -------     -------     -------
Net asset value, end of period..........  $  9.09     $  9.41     $  8.59     $  9.38     $ 12.24
                                          =======     =======     =======     =======     =======
Total return+...........................  (0.36)%      14.18%     (5.07)%       4.74%      12.19%
                                          =======     =======     =======     =======     =======
Ratios/Supplemental data:
Net assets, end of period (in 000s).....  $21,771     $25,719     $11,136     $37,603     $80,556
Ratio of expenses to average net assets:
  Before expense reimbursement and
    earnings credits....................    1.24%       1.14%       1.01%       0.96%       0.81%
  After expense reimbursement and
    earnings credits....................    0.80%       0.80%       0.81%++     0.80%       0.80%
Ratio of net investment income to
  average net assets:
  Before expense reimbursement and
    earnings credits....................    2.17%       3.06%       2.80%       3.00%       3.88%
  After expense reimbursement and
    earnings credits....................    2.61%       3.40%       3.00%       3.16%       3.89%
Portfolio turnover rate.................     147%        159%         96%        113%        194%



  * The net investment income per share data was determined by using average shares outstanding throughout the period.
  +  Class Y does not have sales charges.
 ++ The ratio of net operating expenses to average net assets for Class Y was 0.80%.



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UBS U.S. Equity Fund -- Financial Highlights



                                           CLASS A (FORMERLY CLASS N)
                                               YEAR ENDED JUNE 30,
                              -----------------------------------------------------
                               2002        2001        2000        1999       1998
                              -------     ------     --------     ------     ------
Net asset value,
  beginning of period....     $ 15.97     $15.97     $  21.39     $19.88     $17.64
                              -------     ------     --------     ------     ------
Income (loss) from
  investment operations:
  Net investment
    income...............        0.08*      0.08*        0.13*      0.08*      0.15
  Net realized and
    unrealized gain
    (loss)...............       (1.38)      1.56        (3.75)      2.67       3.37
                              -------     ------     --------     ------     ------
    Total income (loss)
      from investment
      operations.........       (1.30)      1.64        (3.62)      2.75       3.52
                              -------     ------     --------     ------     ------
Less distributions:
  Distributions from net
    investment income....       (0.04)     (0.29)       (0.03)     (0.12)     (0.15)
  Distributions from net
    realized gains.......       (0.69)     (1.35)       (1.77)     (1.12)     (1.13)
                              -------     ------     --------     ------     ------
    Total
      distributions......       (0.73)     (1.64)       (1.80)     (1.24)     (1.28)
                              -------     ------     --------     ------     ------
Net asset value, end of
  period.................     $ 13.94     $15.97     $  15.97     $21.39     $19.88
                              =======     ======     ========     ======     ======
Total return+............     (8.41)%     10.63%     (17.24)%     14.75%     21.10%
                              =======     ======     ========     ======     ======
Ratios/Supplemental data:
Net assets, end of period
  (in 000s)..............     $13,698     $7,067     $  7,191     $7,563     $  268
Ratio of expenses to
  average net assets:
  Before expense
    reimbursement and
    earnings credits.....       1.19%      1.17%        1.09%      1.05%      1.05%
  After expense
    reimbursement and
    earnings credits.....       1.05%      1.05%        1.05%      1.05%      1.05%
Ratio of net investment
  income to average net
  assets:
  Before expense
    reimbursement and
    earnings credits.....       0.40%      0.37%        0.64%      0.57%      0.87%
  After expense
    reimbursement and
    earnings credits.....       0.54%      0.49%        0.68%      0.57%      0.87%
Portfolio turnover
  rate...................         60%        54%          55%        48%        42%



  * The net investment income per share data was determined by using average shares outstanding throughout the period.
  +  The returns do not include sales charges.


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UBS U.S. Equity Fund -- Financial Highlights



                                                           CLASS B
                                                       ---------------
                                                           FOR THE
                                                        PERIOD ENDED
                                                       JUNE 30, 2002*
                                                       ---------------
Net asset value, beginning of period..............        $  14.76
                                                          --------
Income (loss) from investment operations:
  Net investment income...........................            0.06**
  Net realized and unrealized loss................           (0.22)
                                                          --------
    Total loss from investment operations.........           (0.16)
                                                          --------
Less distributions:
  Distributions from net investment income........           (0.04)
  Distributions from net realized gains...........           (0.69)
                                                          --------
    Total distributions...........................           (0.73)
                                                          --------
Net asset value, end of period....................        $  13.87
                                                          ========
Total return......................................         (1.39)%++
                                                          ========
Ratios/Supplemental data:
Net assets, end of period (in 000s)...............        $    223
Ratio of expenses to average net assets:
  Before expense reimbursement and earnings
    credits.......................................           1.99%***
  After expense reimbursement and earnings
    credits.......................................           1.80%***
Ratio of net investment income to average net
  assets:
  Before expense reimbursement and earnings
    credits.......................................           0.46%***
  After expense reimbursement and earnings
    credits.......................................           0.65%***
Portfolio turnover rate...........................             60%



  *  For the period November 5, 2001 (commencement of issuance) through
     June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
 ++  The return does not include sales charges and is non-annualized.



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UBS U.S. Equity Fund -- Financial Highlights



                                                           CLASS C
                                                       ---------------
                                                           FOR THE
                                                        PERIOD ENDED
                                                       JUNE 30, 2002*
                                                       ---------------
Net asset value, beginning of period..............          $ 15.20
                                                            -------
Income (loss) from investment operations:
  Net investment income...........................             0.07**
  Net realized and unrealized loss................            (0.66)
                                                            -------
    Total loss from investment operations.........            (0.59)
                                                            -------
Less distributions:
  Distributions from net investment income........            (0.04)
  Distributions from net realized gains...........            (0.69)
                                                            -------
    Total distributions...........................            (0.73)
                                                            -------
Net asset value, end of period....................          $ 13.88
                                                            =======
Total return......................................          (4.18)%++
                                                            =======
Ratios/Supplemental data:
Net assets, end of period (in 000s)...............          $    70
Ratio of expenses to average net assets:
  Before expense reimbursement and earnings
    credits.......................................            1.97%***
  After expense reimbursement and earnings
    credits.......................................            1.80%***
Ratio of net investment income to average net
  assets:
  Before expense reimbursement and earnings
    credits.......................................            0.56%***
  After expense reimbursement and earnings
    credits.......................................            0.73%***
Portfolio turnover rate...........................              60%



  *  For the period November 13, 2001 (commencement of issuance) through
     June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
 ++  The return does not include sales charges and is non-annualized.



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UBS U.S. Equity Fund -- Financial Highlights



                                                 CLASS Y (FORMERLY CLASS I)
                                                     YEAR ENDED JUNE 30,
                              -----------------------------------------------------------------
                                2002          2001          2000          1999          1998
                              ---------     ---------     ---------     ---------     ---------
Net asset value,
  beginning of period....     $  16.07      $  16.07      $  21.48      $  19.91      $  17.64
                              --------      --------      --------      --------      --------
Income (loss) from
  investment operations:
  Net investment
    income...............         0.12*         0.12*         0.16*         0.17*         0.19
  Net realized and
    unrealized gain
    (loss)...............        (1.39)         1.57         (3.75)         2.67          3.39
                              --------      --------      --------      --------      --------
    Total income (loss)
      from investment
      operations.........        (1.27)         1.69         (3.59)         2.84          3.58
                              --------      --------      --------      --------      --------
Less distributions:
  Distributions from net
    investment income....        (0.04)        (0.34)        (0.05)        (0.15)        (0.18)
  Distributions from net
    realized gains.......        (0.69)        (1.35)        (1.77)        (1.12)        (1.13)
                              --------      --------      --------      --------      --------
    Total
      distributions......        (0.73)        (1.69)        (1.82)        (1.27)        (1.31)
                              --------      --------      --------      --------      --------
Net asset value, end of
  period.................     $  14.07      $  16.07      $  16.07      $  21.48      $  19.91
                              ========      ========      ========      ========      ========
Total return+............      (8.17)%        10.88%      (17.00)%        15.22%        21.48%
                              ========      ========      ========      ========      ========
Ratios/Supplemental data:
Net assets, end of period
  (in 000s)..............     $ 87,710      $125,997      $167,870      $713,321      $605,768
Ratio of expenses to
  average net assets:
  Before expense
    reimbursement and
    earnings credits.....        0.93%         0.92%         0.84%         0.80%         0.80%
  After expense
    reimbursement and
    earnings credits.....        0.80%         0.80%         0.80%         0.80%         0.80%
Ratio of net investment
  income to average net
  assets:
  Before expense
    reimbursement and
    earnings credits.....        0.66%         0.62%         0.89%         0.82%         1.12%
  After expense
    reimbursement and
    earnings credits.....        0.79%         0.74%         0.93%         0.82%         1.12%
Portfolio turnover
  rate...................          60%           54%           55%           48%           42%



  * The net investment income per share data was determined by using average shares outstanding throughout the period.
  +  Class Y does not have sales charges.


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UBS U.S. Value Equity Fund -- Financial Highlights



                                                       CLASS A
                                                    --------------
                                                       FOR THE
                                                     PERIOD ENDED
                                                    JUNE 30, 2002*
                                                    --------------
Net asset value, beginning of period..............   $      9.96
                                                     -----------
Income (loss) from investment operations:
  Net investment income...........................          0.05**
  Net realized and unrealized loss................         (0.64)
                                                     -----------
    Total loss from investment operations.........         (0.59)
                                                     -----------
Net asset value, end of period....................   $      9.37
                                                     ===========
Total return......................................       (5.92)%++
                                                     ===========
Ratios/Supplemental data:
Net assets, end of period (in 000s)...............   $       751
Ratio of expenses to average net assets:
  Before expense reimbursement and earnings
    credits.......................................         3.82%***
  After expense reimbursement and earnings
    credits.......................................         1.10%***
Ratio of net investment income (loss) to average
  net assets:
  Before expense reimbursement and earnings
    credits.......................................       (1.85)%***
  After expense reimbursement and earnings
    credits.......................................         0.87%***
Portfolio turnover rate...........................           39%



  * For the period December 9, 2001 (commencement of issuance and investment operations) for Class A through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
 ++  The returns do not include sales charges and are non-annualized.



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UBS U.S. Value Equity Fund -- Financial Highlights



                                                       CLASS B
                                                    --------------
                                                       FOR THE
                                                     PERIOD ENDED
                                                    JUNE 30, 2002*
                                                    --------------
Net asset value, beginning of period..............   $      9.62
                                                     -----------
Income (loss) from investment operations:
  Net investment income...........................          0.01**
  Net realized and unrealized loss................         (0.31)
                                                     -----------
    Total loss from investment operations.........         (0.30)
                                                     -----------
Net asset value, end of period....................   $      9.32
                                                     ===========
Total return......................................       (3.12)%++
                                                     ===========
Ratios/Supplemental data:
Net assets, end of period (in 000s)...............   $       301
Ratio of expenses to average net assets:
  Before expense reimbursement and earnings
    credits.......................................         4.66%***
  After expense reimbursement and earnings
    credits.......................................         1.85%***
Ratio of net investment income (loss) to average
  net assets:
  Before expense reimbursement and earnings
    credits.......................................       (2.72)%***
  After expense reimbursement and earnings
    credits.......................................         0.09%***
Portfolio turnover rate...........................           39%



  * For the period November 8, 2001 (commencement of issuance and investment operations) for Class B through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
 ++  The returns do not include sales charges and are non-annualized.



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UBS U.S. Value Equity Fund -- Financial Highlights



                                                       CLASS C
                                                    --------------
                                                       FOR THE
                                                     PERIOD ENDED
                                                    JUNE 30, 2002*
                                                    --------------
Net asset value, beginning of period..............   $      9.73
                                                     -----------
Income (loss) from investment operations:
  Net investment income...........................            --**
  Net realized and unrealized loss................         (0.40)
                                                     -----------
    Total loss from investment operations.........         (0.40)
                                                     -----------
Net asset value, end of period....................   $      9.33
                                                     ===========
Total return......................................       (4.11)%++
                                                     ===========
Ratios/Supplemental data:
Net assets, end of period (in 000s)...............   $       234
Ratio of expenses to average net assets:
  Before expense reimbursement and earnings
    credits.......................................         4.58%***
  After expense reimbursement and earnings
    credits.......................................         1.85%***
Ratio of net investment income (loss) to average
  net assets:
  Before expense reimbursement and earnings
    credits.......................................       (2.68)%***
  After expense reimbursement and earnings
    credits.......................................         0.05%***
Portfolio turnover rate...........................           39%



  * For the period December 12, 2001 (commencement of issuance and investment operations) for Class C through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
 ++  The return does not include sales charges and is non-annualized.



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UBS U.S. Value Equity Fund -- Financial Highlights (continued)



                                                         CLASS Y
                                                    -----------------
                                                         FOR THE
                                                      PERIOD ENDED
                                                     JUNE 30, 2002*
                                                    -----------------
Net asset value, beginning of period..............    $      10.00
                                                      ------------
Income (loss) from investment operations:
  Net investment income...........................            0.11**
  Net realized and unrealized loss................           (0.73)
                                                      ------------
    Total loss from investment operations.........           (0.62)
                                                      ------------
Net asset value, end of period....................    $       9.38
                                                      ============
Total return+.....................................         (6.20)%
                                                      ============
Ratios/Supplemental data:
Net assets, end of period (in 000s)...............    $      2,819
Ratio of expenses to average net assets:
  Before expense reimbursement and earnings
    credits.......................................           3.15%***
  After expense reimbursement and earnings
    credits.......................................           0.85%***
Ratio of net investment income (loss) to average
  net assets:
  Before expense reimbursement and earnings
    credits.......................................         (1.17)%***
  After expense reimbursement and earnings
    credits.......................................           1.13%***
Portfolio turnover rate...........................             39%



  * For the period June 29, 2001 (commencement of issuance and investment operations) for Class Y through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  +  Class Y does not have sales charges.



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UBS U.S. Large Cap Growth Fund -- Financial Highlights



                                                             CLASS A (FORMERLY CLASS N)
                                             -----------------------------------------------------------
                                                      YEAR ENDED JUNE 30,                   FOR THE
                                             -------------------------------------       PERIOD ENDED
                                               2002          2001          2000        JUNE 30, 1999(A)
                                             ---------     ---------     ---------     -----------------
Net asset value, beginning of period....     $   8.90      $  15.20      $  13.88          $  11.84
                                             --------      --------      --------          --------
Income (loss) from investment
  operations:
  Net investment loss...................        (0.02)*       (0.07)        (0.02)*           (0.01)
  Net realized and unrealized gain
    (loss)..............................        (2.45)        (4.32)         2.29              2.05
                                             --------      --------      --------          --------
    Total income (loss) from investment
      operations........................        (2.47)        (4.39)         2.27              2.04
                                             --------      --------      --------          --------
Less distributions:
  Distributions from net realized
    gains...............................        (0.05)        (1.91)        (0.95)               --
                                             --------      --------      --------          --------
Net asset value, end of period..........     $   6.38      $   8.90      $  15.20          $  13.88
                                             ========      ========      ========          ========
Total return+...........................     (27.89)%      (31.59)%        17.18%            17.23%#
                                             ========      ========      ========          ========
Ratios/Supplemental data:
Net assets, end of period (in 000s).....     $  1,155      $      1      $      1          $      1
Ratio of expenses to average net assets:
  Before expense reimbursement and
    earnings credits....................        2.51%         1.59%         2.11%             2.63%**
  After expense reimbursement and
    earnings credits....................        1.05%         1.05%         1.05%             1.05%**
Ratio of net investment income (loss) to
  average net assets:
  Before expense reimbursement and
    earnings credits....................      (1.71)%       (0.91)%       (1.22)%             (1.51)%**
  After expense reimbursement and
    earnings credits....................      (0.25)%       (0.37)%       (0.16)%             0.07%**
Portfolio turnover rate.................          93%           56%           86%               51%



(a) For the period December 31, 1998 (commencement of operations) through June 30, 1999.
  * The net investment income per share data was determined by using average shares outstanding throughout the period.
 **  Annualized.
  #  The return is non-annualized.
  +  The returns do not include sales charges.



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UBS U.S. Large Cap Growth Fund -- Financial Highlights



                                                           CLASS B
                                                       ---------------
                                                           FOR THE
                                                        PERIOD ENDED
                                                       JUNE 30, 2002*
                                                       ---------------
Net asset value, beginning of period..............        $   7.86
                                                          --------
Income (loss) from investment operations:
  Net investment loss.............................           (0.05)**
  Net realized and unrealized loss................           (1.40)
                                                          --------
    Total loss from investment operations.........           (1.45)
                                                          --------
Less distributions:
  Distributions from net realized gains...........           (0.05)
                                                          --------
Net asset value, end of period....................        $   6.36
                                                          ========
Total return......................................        (18.61)%++
                                                          ========
Ratios/Supplemental data:
Net assets, end of period (in 000s)...............        $    115
Ratio of expenses to average net assets:
  Before expense reimbursement and earnings
    credits.......................................           3.06%***
  After expense reimbursement and earnings
    credits.......................................           1.80%***
Ratio of net investment income (loss) to average
  net assets:
  Before expense reimbursement and earnings
    credits.......................................           (2.28)%***
  After expense reimbursement and earnings
    credits.......................................           (1.02)%***
Portfolio turnover rate...........................             93%



  *  For the period November 7, 2001 (commencement of issuance) through
     June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
 ++  The return does not include sales charges and is non-annualized.



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UBS. U.S. Large Cap Growth Fund -- Financial Highlights



                                                           CLASS C
                                                       ---------------
                                                           FOR THE
                                                        PERIOD ENDED
                                                       JUNE 30, 2002*
                                                       ---------------
Net asset value, beginning of period..............        $   8.18
                                                          --------
Income (loss) from investment operations:
  Net investment loss.............................           (0.05)**
  Net realized and unrealized loss................           (1.73)
                                                          --------
    Total loss from investment operations.........           (1.78)
                                                          --------
Less distributions:
  Distributions from net realized gains...........           (0.05)
                                                          --------
Net asset value, end of period....................        $   6.35
                                                          ========
Total return......................................        (21.91)%++
                                                          ========
Ratios/Supplemental data:
Net assets, end of period (in 000s)...............        $    572
Ratio of expenses to average net assets:
  Before expense reimbursement and earnings
    credits.......................................           3.22%***
  After expense reimbursement and earnings
    credits.......................................           1.80%***
Ratio of net investment income (loss) to average
  net assets:
  Before expense reimbursement and earnings
    credits.......................................           (2.44)%***
  After expense reimbursement and earnings
    credits.......................................           (1.02)%***
Portfolio turnover rate...........................             93%



  *  For the period November 19, 2001 (commencement of issuance) through
     June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
 ++  The return does not include sales charges and is non-annualized.



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UBS U.S. Large Cap Growth Fund -- Financial Highlights



                                                    CLASS Y (FORMERLY CLASS I)
                              -----------------------------------------------------------------------
                                                                        SIX MONTHS
                                       YEAR ENDED JUNE 30,                ENDED          YEAR ENDED
                              -------------------------------------      JUNE 30,       DECEMBER 31,
                                2002          2001          2000         1999(A)           1998(B)
                              ---------     ---------     ---------     ----------      -------------
Net asset value,
  beginning of period....     $   8.99      $  15.28      $  13.91       $  11.84         $   9.92
                              --------      --------      --------       --------         --------
Income (loss) from
  investment operations:
  Net investment income
    (loss)...............           --*        (0.01)         0.03*          0.02             0.06
  Net realized and
    unrealized gain
    (loss)...............        (2.47)        (4.37)         2.29           2.05             2.38
                              --------      --------      --------       --------         --------
    Total income (loss)
      from investment
      operations.........        (2.47)        (4.38)         2.32           2.07             2.44
                              ========      ========      ========       ========         ========
Less distributions:
  Distributions from net
    investment income....        (0.05)           --            --             --            (0.06)
  Distributions from net
    realized gains.......           --         (1.91)        (0.95)            --            (0.46)
                              --------      --------      --------       --------         --------
    Total
      distributions......        (0.05)        (1.91)        (0.95)            --            (0.52)
                              --------      --------      --------       --------         --------
Net asset value, end of
  period.................     $   6.47      $   8.99      $  15.28       $  13.91         $  11.84
                              ========      ========      ========       ========         ========
Total return+............     (27.61)%      (31.33)%        17.52%         17.48%#          24.90%
                              ========      ========      ========       ========         ========
Ratios/Supplemental data:
Net assets, end of period
  (in 000s)..............     $  2,291      $  3,299      $  5,885       $  2,947         $  4,147
Ratio of expenses to
  average net assets:
  Before expense
    reimbursement and
    earnings credits.....        2.14%         1.34%         1.86%          2.38%**          2.76%
  After expense
    reimbursement and
    earnings credits.....        0.80%         0.80%         0.80%          0.80%**          0.99%
Ratio of net investment
  income (loss) to
  average net assets:
  Before expense
    reimbursement and
    earnings credits.....      (1.39)%       (0.66)%       (0.97)%          (1.26)%**        (1.40)%
  After expense
    reimbursement and
    earnings credits.....      (0.05)%       (0.12)%         0.09%          0.32%**          0.37%
Portfolio turnover
  rate...................          93%           56%           86%            51%              N/A



  * The net investment income per share data was determined by using average shares outstanding throughout the period.
 **  Annualized.
  #  The return is non-annualized.
  +  Class Y does not have sales charges.
(a)  Reflects the Fund's change in fiscal year end from December 31 to June 30.
(b)  Reflects 10 for 1 share split effective December 9, 1998.
N/A = Information is not available for periods prior to reorganization.


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UBS U.S. Small Cap Growth Fund -- Financial Highlights



                                                             CLASS A (FORMERLY CLASS N)
                                             -----------------------------------------------------------
                                                      YEAR ENDED JUNE 30,                   FOR THE
                                             -------------------------------------       PERIOD ENDED
                                               2002          2001          2000        JUNE 30, 1999(A)
                                             ---------     ---------     ---------     -----------------
Net asset value, beginning of period....     $  11.76      $  16.20      $   9.16          $   8.80
                                             --------      --------      --------          --------
Income (loss) from investment
  operations:
  Net investment loss...................        (0.11)*       (0.09)        (0.08)*           (0.04)
  Net realized and unrealized gain
    (loss)..............................        (1.42)        (1.52)         7.12              0.40
                                             --------      --------      --------          --------
    Total income (loss) from investment
      operations........................        (1.53)        (1.61)         7.04              0.36
                                             --------      --------      --------          --------
Less distributions:
  Distributions from net realized
    gains...............................        (0.44)        (2.83)           --                --
                                             --------      --------      --------          --------
Net asset value, end of period..........     $   9.79      $  11.76      $  16.20          $   9.16
                                             ========      ========      ========          ========
Total return+...........................     (13.18)%      (11.00)%        76.86%             4.09%#
                                             ========      ========      ========          ========
Ratios/Supplemental data:
Net assets, end of period (in 000s).....     $  1,789      $      2      $      2          $      1
Ratio of expenses to average net assets:
  Before expense reimbursement and
    earnings credits....................        1.69%         1.48%         1.56%             1.57%**
  After expense reimbursement and
    earnings credits....................        1.40%         1.40%         1.40%             1.40%**
Ratio of net investment income (loss) to
  average net assets:
  Before expense reimbursement and
    earnings credits....................      (1.35)%       (0.87)%       (1.01)%             (0.87)%**
  After expense reimbursement and
    earnings credits....................      (1.06)%       (0.79)%       (0.85)%             (0.70)%**
Portfolio turnover rate.................          71%           93%          104%               71%



(a) For the period December 31, 1998 (commencement of investment operations) through June 30, 1999.
  * The net investment income per share data was determined by using average shares outstanding throughout the period.
 **  Annualized.
  #  The return is non-annualized.
  +  The returns do not include sales charges.



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UBS U.S. Small Cap Growth Fund -- Financial Highlights



                                                           CLASS B
                                                       ---------------
                                                           FOR THE
                                                        PERIOD ENDED
                                                       JUNE 30, 2002*
                                                       ---------------
Net asset value, beginning of period..............        $  10.18
                                                          --------
Income (loss) from investment operations:
  Net investment loss.............................           (0.11)**
  Net realized and unrealized gain................            0.12
                                                          --------
    Total income from investment operations.......            0.01
                                                          --------
Less distributions:
  Distributions from net realized gains...........           (0.44)
                                                          --------
Net asset value, end of period....................        $   9.75
                                                          ========
Total return......................................         (0.11)%++
                                                          ========
Ratios/Supplemental data:
Net assets, end of period (in 000s)...............        $    656
Ratio of expenses to average net assets:
  Before expense reimbursement and earnings
    credits.......................................           2.46%***
  After expense reimbursement and earnings
    credits.......................................           2.15%***
Ratio of net investment income (loss) to average
  net assets:
  Before expense reimbursement and earnings
    credits.......................................           (1.93)%***
  After expense reimbursement and earnings
    credits.......................................           (1.62)%***
Portfolio turnover rate...........................             71%



  * For the period November 7, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
 ++  The return does not include sales charges and is non-annualized.



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UBS U.S. Small Cap Growth Fund -- Financial Highlights



                                                           CLASS C
                                                       ---------------
                                                           FOR THE
                                                        PERIOD ENDED
                                                       JUNE 30, 2002*
                                                       ---------------
Net asset value, beginning of period..............        $  10.37
                                                          --------
Income (loss) from investment operations:
  Net investment loss.............................           (0.10)**
  Net realized and unrealized loss................           (0.09)
                                                          --------
    Total loss from investment operations.........           (0.19)
                                                          --------
Less distributions:
  Distributions from net realized gains...........           (0.44)
                                                          --------
Net asset value, end of period....................        $   9.74
                                                          ========
Total return......................................         (2.04)%++
                                                          ========
Ratios/Supplemental data:
Net assets, end of period (in 000s)...............        $    410
Ratio of expenses to average net assets:
  Before expense reimbursement and earnings
    credits.......................................           2.46%***
  After expense reimbursement and earnings
    credits.......................................           2.15%***
Ratio of net investment income (loss) to average
  net assets:
  Before expense reimbursement and earnings
    credits.......................................           (1.90)%***
  After expense reimbursement and earnings
    credits.......................................           (1.59)%***
Portfolio turnover rate...........................             71%



  * For the period November 19, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
 ++  The return does not include sales charges and is non-annualized.



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UBS U.S. Small Cap Growth Fund -- Financial Highlights



                                                                  CLASS Y (FORMERLY CLASS I)
                                             ---------------------------------------------------------------------
                                                                                       SIX MONTHS
                                                      YEAR ENDED JUNE 30,                ENDED         YEAR ENDED
                                             -------------------------------------      JUNE 30,      DECEMBER 31,
                                               2002          2001          2000         1999(A)         1998(B)
                                             ---------     ---------     ---------     ----------     ------------
Net asset value, beginning of period....     $  11.86      $  16.27      $   9.18       $   8.80        $   9.44
                                             --------      --------      --------       --------        --------
Income (loss) from investment
  operations:
  Net investment loss...................        (0.09)*       (0.07)        (0.03)*        (0.02)          (0.02)
  Net realized and unrealized gain
    (loss)..............................        (1.41)        (1.51)         7.12           0.40           (0.57)
                                             --------      --------      --------       --------        --------
    Total income (loss) from investment
      operations........................        (1.50)        (1.58)         7.09           0.38           (0.59)
                                             --------      --------      --------       --------        --------
Less distributions:
  Distributions from net realized
    gains...............................        (0.44)        (2.83)           --             --           (0.05)
                                             --------      --------      --------       --------        --------
Net asset value, end of period..........     $   9.92      $  11.86      $  16.27       $   9.18        $   8.80
                                             ========      ========      ========       ========        ========
Total return+...........................     (12.90)%      (10.74)%        77.23%          4.32%#        (6.70)%
                                             ========      ========      ========       ========        ========
Ratios/Supplemental data:
Net assets, end of period (in 000s).....     $ 36,318      $ 44,057      $ 50,975       $ 35,211        $ 22,607
Ratio of expenses to average net assets:
  Before expense reimbursement and
    earnings credits....................        1.41%         1.23%         1.31%          1.32%**         1.69%
  After expense reimbursement and
    earnings credits....................        1.15%         1.15%         1.15%          1.15%**         1.20%
Ratio of net investment income (loss) to
  average net assets:
  Before expense reimbursement and
    earnings credits....................      (1.07)%       (0.62)%       (0.76)%          (0.62)%**     (0.76)%
  After expense reimbursement and
    earnings credits....................      (0.81)%       (0.54)%       (0.60)%          (0.45)%**     (0.27)%
Portfolio turnover rate.................          71%           93%          104%            71%             N/A



  * The net investment income per share data was determined by using average shares outstanding throughout the period.
 **  Annualized.
  #  The return is non-annualized.
  +  Class Y does not have sales charges.
(a)  Reflects the Fund's change in fiscal year end from December 31 to June 30.
(b)  Reflects 10 for 1 share split effective December 9, 1998.
N/A  = Information is not available for periods prior to reorganization.



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UBS Global Allocation Fund -- Financial Highlights



                                                                CLASS A (FORMERLY CLASS N)
                                                                    YEAR ENDED JUNE 30,
                                             -----------------------------------------------------------------
                                               2002          2001          2000          1999          1998
                                             ---------     ---------     ---------     ---------     ---------
Net asset value, beginning of period....     $  11.10      $  11.20      $  11.99      $  12.75      $  13.13
                                             --------      --------      --------      --------      --------
Income (loss) from investment
  operations:
  Net investment income.................         0.10*         0.22          0.19*         0.27          0.63
  Net realized and unrealized gain
    (loss)..............................         0.40          0.31         (0.30)         0.25          0.32
                                             --------      --------      --------      --------      --------
    Total income (loss) from investment
      operations........................         0.50          0.53         (0.11)         0.52          0.95
                                             --------      --------      --------      --------      --------
Less distributions:
  Distributions from net investment
    income..............................        (0.19)           --         (0.16)        (0.44)        (0.63)
  Distributions from net realized
    gains...............................        (0.81)        (0.63)        (0.52)        (0.84)        (0.70)
                                             --------      --------      --------      --------      --------
    Total distributions.................        (1.00)        (0.63)        (0.68)        (1.28)        (1.33)
                                             --------      --------      --------      --------      --------
Net asset value, end of period..........     $  10.60      $  11.10      $  11.20      $  11.99      $  12.75
                                             ========      ========      ========      ========      ========
Total return+...........................        4.84%         4.95%       (0.80)%         4.47%         7.90%
                                             ========      ========      ========      ========      ========
Ratios/Supplemental data:
Net assets, end of period (in 000s).....     $  6,914      $    237      $    202      $  1,576      $  1,163
Ratio of expenses to average net
  assets................................        1.35%         1.30%         1.24%         1.21%         1.19%
Ratio of net investment income to
  average net assets....................        0.98%         1.52%         1.74%         1.98%         2.45%
Portfolio turnover rate.................         116%          115%           98%          105%           88%



  * The net investment income per share data was determined by using average shares outstanding throughout the period.
  +  The returns do not include sales charges.


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UBS Global Allocation Fund -- Financial Highlights



                                                           CLASS B
                                                       ---------------
                                                           FOR THE
                                                        PERIOD ENDED
                                                       JUNE 30, 2002*
                                                       ---------------
Net asset value, beginning of period..............        $  11.21
                                                          --------
Income from investment operations:
  Net investment income...........................            0.12**
  Net realized and unrealized gain................            0.19
                                                          --------
    Total income from investment operations.......            0.31
                                                          --------
Less distributions:
  Distributions from net investment income........           (0.19)
  Distributions from net realized gains...........           (0.81)
                                                          --------
    Total distributions...........................           (1.00)
                                                          --------
Net asset value, end of period....................        $  10.52
                                                          ========
Total return......................................           3.00%++
                                                          ========
Ratios/Supplemental data:
Net assets, end of period (in 000s)...............        $  1,570
Ratio of gross expenses to average net assets.....           2.10%***
Ratio of net investment income to average net
  assets..........................................           2.17%***
Portfolio turnover rate...........................            116%



  * For the period December 13, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
 ++  The return does not include sales charges and is non-annualized.



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UBS Global Allocation Fund -- Financial Highlights



                                                           CLASS C
                                                       ---------------
                                                           FOR THE
                                                        PERIOD ENDED
                                                       JUNE 30, 2002*
                                                       ---------------
Net asset value, beginning of period..............        $  11.10
                                                          --------
Income from investment operations:
  Net investment income...........................            0.11**
  Net realized and unrealized gain................            0.33
                                                          --------
    Total income from investment operations.......            0.44
                                                          --------
Less distributions:
  Distributions from net investment income........           (0.19)
  Distributions from net realized gains...........           (0.81)
                                                          --------
    Total distributions...........................           (1.00)
                                                          --------
Net asset value, end of period....................        $  10.54
                                                          ========
Total return......................................           4.23%++
                                                          ========
Ratios/Supplemental data:
Net assets, end of period (in 000s)...............        $  1,525
Ratio of gross expenses to average net assets.....           2.10%***
Ratio of net investment income to average net
  assets..........................................           1.77%***
Portfolio turnover rate...........................            116%



  * For the period November 22, 2001 (commencement of issuance) through December 31, 2001.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
 ++  The return does not include sales charges and is non-annualized.



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UBS Global Allocation Fund -- Financial Highlights



                                                                CLASS Y (FORMERLY CLASS I)
                                                                    YEAR ENDED JUNE 30,
                                             -----------------------------------------------------------------
                                               2002          2001          2000          1999          1998
                                             ---------     ---------     ---------     ---------     ---------
Net asset value, beginning of period....     $  11.18      $  11.25      $  12.02      $  12.77      $  13.13
                                             --------      --------      --------      --------      --------
Income (loss) from investment
  operations:
  Net investment income.................         0.13*         0.25          0.23*         0.30          0.37
  Net realized and unrealized gain
    (loss)..............................         0.38          0.31         (0.30)         0.25          0.62
                                             --------      --------      --------      --------      --------
    Total income (loss) from investment
      operations........................         0.51          0.56         (0.07)         0.55          0.99
                                             --------      --------      --------      --------      --------
Less distributions:
  Distributions from net investment
    income..............................        (0.19)           --         (0.18)        (0.46)        (0.65)
  Distributions from net realized
    gains...............................        (0.81)        (0.63)        (0.52)        (0.84)        (0.70)
                                             --------      --------      --------      --------      --------
    Total distributions.................        (1.00)        (0.63)        (0.70)        (1.30)        (1.35)
                                             --------      --------      --------      --------      --------
Net asset value, end of period..........     $  10.69      $  11.18      $  11.25      $  12.02      $  12.77
                                             ========      ========      ========      ========      ========
Total return+...........................        4.91%         5.20%       (0.48)%         4.76%         8.28%
                                             ========      ========      ========      ========      ========
Ratios/Supplemental data:
Net assets, end of period (in 000s).....     $165,630      $156,130      $284,229      $469,080      $667,745
Ratio of gross expenses to average net
  assets................................        1.10%         1.05%         0.99%         0.96%         0.94%
Ratio of net investment income to
  average net assets....................        1.24%         1.77%         1.99%         2.23%         2.70%
Portfolio turnover rate.................         116%          115%           98%          105%           88%



  * The net investment income per share data was determined by using average shares outstanding throughout the period.
  +  Class Y does not have sales charges.


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UBS Global Equity Fund -- Financial Highlights



                                           CLASS A (FORMERLY CLASS N)
                                              YEAR ENDED JUNE 30,
                              ----------------------------------------------------
                               2002        2001        2000       1999       1998
                              -------     -------     ------     ------     ------
Net asset value,
  beginning of period....     $ 10.61     $ 12.44     $13.40     $12.53     $12.76
                              -------     -------     ------     ------     ------
Income (loss) from
  investment operations:
  Net investment
    income...............        0.04*       0.07       0.04*      0.10*      0.13
  Net realized and
    unrealized gain
    (loss)...............       (0.88)      (0.56)      0.27       1.09       0.82
                              -------     -------     ------     ------     ------
    Total income (loss)
      from investment
      operations.........       (0.84)      (0.49)      0.31       1.19       0.95
                              -------     -------     ------     ------     ------
Less distributions:
  Distributions from net
    investment income....       (0.06)      (0.02)     (0.06)     (0.14)     (0.13)
  Distributions from net
    realized gains.......       (0.34)      (1.32)     (1.21)     (0.18)     (1.05)
                              -------     -------     ------     ------     ------
    Total
      distributions......       (0.40)      (1.34)     (1.27)     (0.32)     (1.18)
                              -------     -------     ------     ------     ------
Net asset value, end of
  period.................     $  9.37     $ 10.61     $12.44     $13.40     $12.53
                              =======     =======     ======     ======     ======
Total return+............     (8.05)%     (4.45)%      2.49%      9.80%      8.60%
                              =======     =======     ======     ======     ======
Ratios/Supplemental data:
Net assets, end of period
  (in 000s)..............     $15,173     $   302     $  224     $  220     $    1
Ratio of expenses to
  average net assets:
  Before expense
    reimbursement and
    earnings credits.....       1.47%       1.37%      1.33%      1.30%      1.27%
  After expense
    reimbursement and
    earnings credits.....       1.25%       1.25%      1.25%      1.25%      1.25%
Ratio of net investment
  income to average net
  assets:
  Before expense
    reimbursement and
    earnings credits.....       0.17%       0.65%      0.23%      0.80%      1.04%
  After expense
    reimbursement and
    earnings credits.....       0.39%       0.77%      0.31%      0.85%      1.06%
Portfolio turnover
  rate...................        117%         81%       111%        86%        46%



  * The net investment income per share data was determined by using average shares outstanding throughout the period.
  +  The returns do not include sales charges.


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UBS Global Equity Fund -- Financial Highlights



                                                           CLASS B
                                                       ---------------
                                                           FOR THE
                                                        PERIOD ENDED
                                                       JUNE 30, 2002*
                                                       ---------------
Net asset value, beginning of period..............        $  10.17
                                                          --------
Income (loss) from investment operations:
  Net investment income...........................            0.05**
  Net realized and unrealized loss................           (0.48)
                                                          --------
    Total loss from investment operations.........           (0.43)
                                                          --------
Less distributions:
  Distributions from net investment income........           (0.06)
  Distributions from net realized gains...........           (0.34)
                                                          --------
    Total distributions...........................           (0.40)
                                                          --------
Net asset value, end of period....................        $   9.34
                                                          ========
Total return......................................         (4.38)%++
                                                          ========
Ratios/Supplemental data:
Net assets, end of period (in 000s)...............        $    418
Ratio of expenses to average net assets:
  Before expense reimbursement and earnings
    credits.......................................           2.25%***
  After expense reimbursement and earnings
    credits.......................................           2.00%***
Ratio of net investment income to average net
  assets:
  Before expense reimbursement and earnings
    credits.......................................           0.72%***
  After expense reimbursement and earnings
    credits.......................................           0.97%***
Portfolio turnover rate...........................            117%



  * For the period December 11, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
 ++  The return does not include sales charges and is non-annualized.



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UBS Global Equity Fund -- Financial Highlights



                                                           CLASS C
                                                       ---------------
                                                           FOR THE
                                                        PERIOD ENDED
                                                       JUNE 30, 2002*
                                                       ---------------
Net asset value, beginning of period..............        $  10.18
                                                          --------
Income (loss) from investment operations:
  Net investment income...........................            0.04**
  Net realized and unrealized loss................           (0.49)
                                                          --------
    Total loss from investment operations.........           (0.45)
                                                          --------
Less distributions:
  Distributions from net investment income........           (0.06)
  Distributions from net realized gains...........           (0.34)
                                                          --------
    Total distributions...........................           (0.40)
                                                          --------
Net asset value, end of period....................        $   9.33
                                                          ========
Total return......................................         (4.57)%++
                                                          ========
Ratios/Supplemental data:
Net assets, end of period (in 000s)...............        $    351
Ratio of expenses to average net assets:
  Before expense reimbursement and earnings
    credits.......................................           2.23%***
  After expense reimbursement and earnings
    credits.......................................           2.00%***
Ratio of net investment income to average net
  assets:
  Before expense reimbursement and earnings
    credits.......................................           0.55%***
  After expense reimbursement and earnings
    credits.......................................           0.78%***
Portfolio turnover rate...........................            117%



  * For the period November 27, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
 ++  The return does not include sales charges and is non-annualized.



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UBS Global Equity Fund -- Financial Highlights



                                                 CLASS Y (FORMERLY CLASS I)
                                                     YEAR ENDED JUNE 30,
                              -----------------------------------------------------------------
                                2002          2001          2000          1999          1998
                              ---------     ---------     ---------     ---------     ---------
Net asset value,
  beginning of period....     $  10.68      $  12.47      $  13.42      $  12.54      $  12.76
                              --------      --------      --------      --------      --------
Income (loss) from
  investment operations:
  Net investment
    income...............         0.06*         0.09          0.07*         0.14*         0.22
  Net realized and
    unrealized gain
    (loss)...............        (0.87)        (0.54)         0.27          1.09          0.78
                              --------      --------      --------      --------      --------
    Total income (loss)
      from investment
      operations.........        (0.81)        (0.45)         0.34          1.23          1.00
                              --------      --------      --------      --------      --------
Less distributions:
  Distributions from net
    investment income....        (0.06)        (0.02)        (0.08)        (0.17)        (0.17)
  Distributions from net
    realized gains.......        (0.34)        (1.32)        (1.21)        (0.18)        (1.05)
                              --------      --------      --------      --------      --------
    Total
      distributions......        (0.40)        (1.34)        (1.29)        (0.35)        (1.22)
                              --------      --------      --------      --------      --------
Net asset value, end of
  period.................     $   9.47      $  10.68      $  12.47      $  13.42      $  12.54
                              ========      ========      ========      ========      ========
Total return+............      (7.71)%       (4.07)%         2.69%        10.14%         8.99%
                              ========      ========      ========      ========      ========
Ratios/Supplemental data:
Net assets, end of period
  (in 000s)..............     $ 40,714      $ 49,306      $ 40,538      $ 42,106      $ 22,724
Ratio of expenses to
  average net assets:
  Before expense
    reimbursement and
    earnings credits.....        1.19%         1.12%         1.08%         1.05%         1.02%
  After expense
    reimbursement and
    earnings credits.....        1.00%         1.00%         1.00%         1.00%         1.00%
Ratio of net investment
  income to average net
  assets:
  Before expense
    reimbursement and
    earnings credits.....        0.45%         0.90%         0.48%         1.05%         1.29%
  After expense
    reimbursement and
    earnings credits.....        0.64%         1.02%         0.56%         1.10%         1.31%
Portfolio turnover
  rate...................         117%           81%          111%           86%           46%



  * The net investment income per share data was determined by using average shares outstanding throughout the period.
  +  Class Y does not have sales charges.


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UBS Global Bond Fund -- Financial Highlights



                                                                CLASS A (FORMERLY CLASS N)
                                                                    YEAR ENDED JUNE 30,
                                             -----------------------------------------------------------------
                                               2002*         2001          2000          1999          1998
                                             ---------     ---------     ---------     ---------     ---------
Net asset value, beginning of period....     $   8.58      $   9.09      $   9.16      $   9.40      $   9.64
                                             --------      --------      --------      --------      --------
Income (loss) from investment
  operations:
  Net investment income.................         0.17**        0.33**        0.37**        0.37**        0.42**
  Net realized and unrealized gain
    (loss)..............................         0.43         (0.72)        (0.43)        (0.07)        (0.20)
                                             --------      --------      --------      --------      --------
    Total income (loss) from investment
      operations........................         0.60         (0.39)        (0.06)         0.30          0.22
                                             --------      --------      --------      --------      --------
Less distributions:
  Distributions from net investment
    income..............................           --         (0.06)           --         (0.46)        (0.29)
  Distributions from net realized
    gains...............................           --            --         (0.01)        (0.08)        (0.17)
  Distributions from return of
    capital.............................        (0.17)           --            --            --            --
                                             --------      --------      --------      --------      --------
    Total distributions.................        (0.17)        (0.06)        (0.01)        (0.54)        (0.46)
                                             --------      --------      --------      --------      --------
Net asset value, end of period..........     $   9.01      $   8.64      $   9.09      $   9.16      $   9.40
                                             ========      ========      ========      ========      ========
Total return+...........................        7.18%#      (4.27)%       (0.66)%         2.89%         2.37%
                                             ========      ========      ========      ========      ========
Ratios/Supplemental data:
Net assets, end of period (in 000s).....     $  1,925      $      3      $      1      $  1,085      $      9
Ratio of expenses to average net assets:
  Before expense reimbursement and
    earnings credits....................        1.49%***      1.37%         1.30%         1.15%         1.21%
  After expense reimbursement and
    earnings credits....................        1.15%***      1.15%         1.19%++       1.15%         1.15%
Ratio of net investment income to
  average net assets:
  Before expense reimbursement and
    earnings credits....................        2.72%***      3.60%         4.09%         3.80%         4.22%
  After expense reimbursement and
    earnings credits....................        3.06%***      3.82%         4.20%         3.80%         4.28%
Portfolio turnover rate.................         157%          165%           87%          138%          151%



  * On July 2, 2001 Class A (formerly Class N) was fully liquidated. Information shown is for the period November 5, 2001 (commencement of reissuance) for Class A through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  +  The returns do not include sales charges.
 ++ The ratio of net operating expenses to average net assets for Class A was 1.15%.
  #  The return is non-annualized.



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UBS Global Bond Fund -- Financial Highlights



                                                           CLASS B
                                                       ---------------
                                                           FOR THE
                                                        PERIOD ENDED
                                                       JUNE 30, 2002*
                                                       ---------------
Net asset value, beginning of period..............        $   8.35
                                                          --------
Income from investment operations:
  Net investment income...........................            0.11**
  Net realized and unrealized gain................            0.69
                                                          --------
    Total income from investment operations.......            0.80
                                                          --------
Less distributions:
  Distributions from return of capital............           (0.14)
                                                          --------
Net asset value, end of period....................        $   9.01
                                                          ========
Total return......................................           9.67%@
                                                          ========
Ratios/Supplemental data:
Net assets, end of period (in 000s)...............        $    392
Ratio of expenses to average net assets:
  Before expense reimbursement and earnings
    credits.......................................           2.25%***
  After expense reimbursement and earnings
    credits.......................................           1.90%***
Ratio of net investment income to average net
  assets:
  Before expense reimbursement and earnings
    credits.......................................           1.94%***
  After expense reimbursement and earnings
    credits.......................................           2.29%***
Portfolio turnover rate...........................            157%



  * Information shown is for the period November 26, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  @  The return does not include sales charges and is non-annualized.



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
                                                                CLASS Y (FORMERLY CLASS I)
                                                                    YEAR ENDED JUNE 30,
                                             -----------------------------------------------------------------
                                               2002          2001          2000          1999          1998
                                             ---------     ---------     ---------     ---------     ---------
Net asset value, beginning of period....     $   8.57      $   9.01      $   9.18      $   9.41      $   9.64
                                             --------      --------      --------      --------      --------
Income (loss) from investment
  operations:
  Net investment income.................         0.31*         0.36*         0.40*         0.39*         0.43*
  Net realized and unrealized gain
    (loss)..............................         1.09         (0.72)        (0.43)        (0.07)        (0.18)
                                             --------      --------      --------      --------      --------
    Total income (loss) from investment
      operations........................         1.40         (0.36)        (0.03)         0.32          0.25
                                             --------      --------      --------      --------      --------
Less distributions:
  Distributions from net investment
    income..............................           --         (0.08)        (0.13)        (0.47)        (0.31)
  Distributions from net realized
    gains...............................           --            --         (0.01)        (0.08)        (0.17)
  Distributions from return of
    capital.............................        (0.18)           --            --            --            --
                                             --------      --------      --------      --------      --------
    Total distributions.................        (0.18)        (0.08)        (0.14)        (0.55)        (0.48)
                                             --------      --------      --------      --------      --------
Net asset value, end of period..........     $   9.79      $   8.57      $   9.01      $   9.18      $   9.41
                                             ========      ========      ========      ========      ========
Total return+...........................       16.57%       (4.02)%       (0.34)%         3.13%         2.69%
                                             ========      ========      ========      ========      ========
Ratios/Supplemental data:
Net assets, end of period (in 000s).....     $ 34,421      $ 37,822      $ 43,467      $ 92,832      $ 91,274
Ratio of expenses to average net assets:
  Before expense reimbursement and
    earnings credits....................        1.17%         1.12%         1.05%         0.90%         0.96%
  After expense reimbursement and
    earnings credits....................        0.90%         0.90%         0.94%++       0.90%         0.90%
Ratio of net investment income to
  average net assets:
  Before expense reimbursement and
    earnings credits....................        3.14%         3.85%         4.34%         4.05%         4.47%
  After expense reimbursement and
    earnings credits....................        3.41%         4.07%         4.45%         4.05%         4.53%
Portfolio turnover rate.................         157%          165%           87%          138%          151%



  * The net investment income per share data was determined by using average shares outstanding throughout the period.
  +  Class Y does not have sales charges.
 ++ The ratio of net operating expenses to average net assets for Class Y was 0.90%.



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UBS International Equity Fund -- Financial Highlights



                                                 CLASS A (FORMERLY CLASS N)
                                                     YEAR ENDED JUNE 30,
                              -----------------------------------------------------------------
                                2002          2001          2000          1999          1998
                              ---------     ---------     ---------     ---------     ---------
Net asset value,
  beginning of period....     $  10.61      $  13.57      $  12.30      $  12.14      $  12.59
                              --------      --------      --------      --------      --------
Income (loss) from
  investment operations:
  Net investment
    income...............         0.13*           --*         0.08*         0.12          0.16
  Net realized and
    unrealized gain
    (loss)...............        (0.79)        (2.15)         1.33          0.27          0.29
                              --------      --------      --------      --------      --------
    Total income (loss)
      from investment
      operations.........        (0.66)        (2.15)         1.41          0.39          0.45
                              --------      --------      --------      --------      --------
Less distributions:
  Distributions from net
    investment income....        (0.27)        (0.04)           --         (0.11)        (0.16)
  Distributions from net
    realized gains.......        (1.60)        (0.77)        (0.14)        (0.12)        (0.74)
                              --------      --------      --------      --------      --------
    Total
      distributions......        (1.87)        (0.81)        (0.14)        (0.23)        (0.90)
                              --------      --------      --------      --------      --------
Net asset value, end of
  period.................     $   8.08      $  10.61      $  13.57      $  12.30      $  12.14
                              ========      ========      ========      ========      ========
Total return+............      (5.91)%      (16.37)%        11.51%         3.30%         4.51%
                              ========      ========      ========      ========      ========
Ratios/Supplemental Data:
Net assets, end of period
  (in 000s)..............     $  2,599      $    301      $      1      $     15      $     11
Ratio of expenses to
  average net assets:
  Before expense
    reimbursement and
    earnings credits.....        1.41%         1.31%         1.25%         1.24%         1.25%
  After expense
    reimbursement and
    earnings credits.....        1.25%         1.28%++       1.25%+++      1.24%         1.25%
Ratio of net investment
  income to average net
  assets:
  Before expense
    reimbursement and
    earnings credits.....        1.38%         0.77%         0.64%         1.10%         1.27%
  After expense
    reimbursement and
    earnings credits.....        1.54%         0.80%         0.64%         1.10%         1.27%
Portfolio turnover
  rate...................          82%           62%           59%           74%           49%



  * The net investment income per share data was determined by using average shares outstanding throughout the period.
  +  The returns do not include sales charges.
 ++ The ratio of net operating expenses to average net assets for Class A was 1.25%.
+++ The ratio of net operating expenses to average net assets for Class A was 1.24%.



--------------------------------------------------------------------------
UBS Global Asset Management                                                  147

The UBS Funds
--------------------------------------------------------------------------



UBS International Equity Fund -- Financial Highlights



                                                         CLASS B
                                                    -----------------
                                                         FOR THE
                                                      PERIOD ENDED
                                                     JUNE 30, 2002*
                                                    -----------------
Net asset value, beginning of period..............     $      7.75
                                                       -----------
Income from investment operations:
  Net investment income...........................            0.05**
  Net realized and unrealized gain................            0.25
                                                       -----------
    Total income from investment operations.......            0.30
                                                       -----------
Net asset value, end of period....................     $      8.05
                                                       ===========
Total return......................................           3.87%@
                                                       ===========
Ratios/Supplemental Data:
Net assets, end of period (in 000s)...............     $       120
Ratio of expenses to average net assets:
  Before expense reimbursement and earnings
    credits.......................................           2.05%***
  After expense reimbursement and earnings
    credits.......................................           2.00%***
Ratio of net investment income to average net
  assets:
  Before expense reimbursement and earnings
    credits.......................................           1.45%***
  After expense reimbursement and earnings
    credits.......................................           1.50%***
Portfolio turnover rate...........................             82%



  * For the period February 12, 2002 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  @  The return does not include sales charges and is non-annualized.



--------------------------------------------------------------------------------
148                                                  UBS Global Asset Management

The UBS Funds
--------------------------------------------------------------------------



UBS International Equity Fund -- Financial Highlights



                                                         CLASS C
                                                    -----------------
                                                         FOR THE
                                                      PERIOD ENDED
                                                     JUNE 30, 2002*
                                                    -----------------
Net asset value, beginning of period..............     $      7.75
                                                       -----------
Income from investment operations:
  Net investment income...........................            0.04**
  Net realized and unrealized gain................            0.26
                                                       -----------
    Total income from investment operations.......            0.30
                                                       -----------
Net asset value, end of period....................     $      8.05
                                                       ===========
Total return......................................           3.87%@
                                                       ===========
Ratios/Supplemental Data:
Net assets, end of period (in 000s)...............     $       183
Ratio of expenses to average net assets:
  Before expense reimbursement and earnings
    credits.......................................           2.19%***
  After expense reimbursement and earnings
    credits.......................................           2.00%***
Ratio of net investment income to average net
  assets:
  Before expense reimbursement and earnings
    credits.......................................           0.91%***
  After expense reimbursement and earnings
    credits.......................................           1.10%***
Portfolio turnover rate...........................             82%



  * For the period January 27, 2002 (commencement of issuance) through June 30, 2002. For the fiscal year ended, Class C dividend distributions were $0.27 and $1.60 per share from net investment income and net realized gains, respectively.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  @  The return does not include sales charges and is non-annualized.



--------------------------------------------------------------------------
UBS Global Asset Management                                                  149

The UBS Funds
--------------------------------------------------------------------------



UBS International Equity Fund -- Financial Highlights



                                                 CLASS Y (FORMERLY CLASS I)
                                                     YEAR ENDED JUNE 30,
                              -----------------------------------------------------------------
                                2002          2001          2000          1999          1998
                              ---------     ---------     ---------     ---------     ---------
Net asset value,
  beginning of period....     $  10.64      $  13.57      $  12.34      $  12.15      $  12.59
                              --------      --------      --------      --------      --------
Income (loss) from
  investment operations:
  Net investment
    income...............         0.09*         0.13*         0.11*         0.16          0.18
  Net realized and
    unrealized gain
    (loss)...............        (0.74)        (2.25)         1.33          0.27          0.30
                              --------      --------      --------      --------      --------
    Total income (loss)
      from investment
      operations.........        (0.65)        (2.12)         1.44          0.43          0.48
                              --------      --------      --------      --------      --------
Less distributions:
  Distributions from net
    investment income....        (0.27)        (0.04)        (0.07)        (0.12)        (0.18)
  Distributions from net
    realized gains.......        (1.60)        (0.77)        (0.14)        (0.12)        (0.74)
                              --------      --------      --------      --------      --------
    Total
      distributions......        (1.87)        (0.81)        (0.21)        (0.24)        (0.92)
                              --------      --------      --------      --------      --------
Net asset value, end of
  period.................     $   8.12      $  10.64      $  13.57      $  12.34      $  12.15
                              ========      ========      ========      ========      ========
Total return+............      (5.78)%      (16.15)%        11.76%         3.65%         4.78%
                              ========      ========      ========      ========      ========
Ratios/Supplemental Data:
Net assets, end of period
  (in 000s)..............     $ 97,851      $192,408      $411,985      $490,322      $439,329
Ratio of expenses to
  average net assets:
  Before expense
    reimbursement and
    earnings credits.....        1.13%         1.06%         1.00%         0.99%         1.00%
  After expense
    reimbursement and
    earnings credits.....        1.00%         1.03%++       1.00%+++      0.99%         1.00%
Ratio of net investment
  income to average net
  assets:
  Before expense
    reimbursement and
    earnings credits.....        0.92%         1.02%         0.89%         1.35%         1.52%
  After expense
    reimbursement and
    earnings credits.....        1.05%         1.05%         0.89%         1.35%         1.52%
Portfolio turnover
  rate...................          82%           62%           59%           74%           49%



  * The net investment income per share data was determined by using average shares outstanding throughout the period.
  +  Class Y does not have sales charges.
 ++ The ratio of net operating expenses to average net assets for Class Y was 1.00%.
+++ The ratio of net operating expenses to average net assets for Class Y was 0.99%.



--------------------------------------------------------------------------------
150                                                  UBS Global Asset Management

If you want more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Funds and is incorporated by reference into this prospectus.

You may discuss your questions about the Funds by contacting your investment professional. You may obtain free copies of the Funds' annual and semi-annual reports and the SAI by contacting the Funds directly at 1-800-647-1568.

You may review and copy information about the Funds, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-202-942-8090. You may get copies of reports and other information about the Funds:

- For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102; or

- Free from the EDGAR Database on the SEC's Internet website at:
  http://www.sec.gov.

[UBS GLOBAL ASSET MANAGEMENT LOGO]


  The UBS Funds



       UBS U.S. Bond Fund


       UBS High Yield Fund


       UBS U.S. Balanced Fund


       UBS U.S. Equity Fund


       UBS U.S. Value Equity Fund


       UBS U.S. Large Cap Growth Fund


       UBS U.S. Small Cap Equity Fund


       UBS U.S. Small Cap Growth Fund


       UBS U.S. Real Estate Equity Fund


       UBS Global Allocation Fund


       UBS Global Equity Fund


       UBS Global Bond Fund


       UBS International Equity Fund

   Prospectus

The UBS Funds
Investment Company Act File No. 811-6637


    September 30, 2002

[THE UBS FUNDS LOGO]

THE UBS FUNDS

     UBS Emerging Markets Debt Fund
     UBS Emerging Markets Equity Fund


                           --------------------------
                                   PROSPECTUS
                               SEPTEMBER 30, 2002
                           --------------------------

This prospectus offers Class A, Class B, Class C and Class Y shares of the two Funds. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you based on how much you plan to invest and how long you plan to hold your Fund shares. Class Y shares are available only to certain types of investors.


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved either Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

              Not FDIC Insured. May lose value. No bank guarantee.

                                  The UBS Funds

                                    CONTENTS

                                    THE FUNDS

     What every investor         3    UBS Emerging Markets Debt Fund
     should know about the                 Investment Objective, Strategies, Securities
     Funds                                 Selection and Risks
                                 5         Performance
                                           Expenses and Fee Tables

                                 8    UBS Emerging Markets Equity Fund
                                           Investment Objective, Strategies, Securities
                                           Selection and Risks
                                11         Performance
                                           Expenses and Fee Tables

                         YOUR INVESTMENT

     Information for            14    Managing Your Fund Account
     managing your Fund               --Flexible Pricing
     account                          --Buying Shares
                                      --Selling Shares
                                      --Exchanging Shares
                                      --Pricing and Valuation

                     ADDITIONAL INFORMATION

     Additional important       22    Management
     information about the      23    Dividends and Taxes
     Funds                      24    Supplemental Investment Advisor Performance
                                      Information


     Where to learn more              Back Cover
     about the Funds

                    The Funds are not a complete or balanced
                               investment program.

                         UBS EMERGING MARKETS DEBT FUND


                         UBS EMERGING MARKETS DEBT FUND

INVESTMENT OBJECTIVE, STRATEGIES, SECURITIES SELECTION AND RISKS

FUND OBJECTIVE

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in debt securities that are tied economically to emerging market countries. The Fund may invest in fixed income securities of any maturity, but generally invests in securities having an initial maturity of more than one year. Such investments may include debt securities issued by governments, government-related entities (including participation in loans between governments and financial institutions), corporations and entities organized to restructure outstanding debt of issuers in emerging markets. The Fund may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.





The Fund intends to invest primarily in a portfolio of debt securities located in at least three emerging markets countries, which may be located in Asia, Europe, Latin America, Africa or the Middle East. The World Bank and other international agencies consider a country to be an "emerging markets" country on the basis of such factors as trade initiatives, per capita income and level of industrialization. As these markets change and other countries' markets develop, the Fund expects the countries in which it invests to change. Emerging market countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe. The Fund is a non-diversified fund.

A substantial amount of the Fund's assets may be invested in higher-yielding, lower-rated bonds. Lower-rated bonds are bonds rated in the lower rating categories of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P"), including securities rated Ba or lower by Moody's and BB or lower by S&P. Securities rated in these categories are considered to be of poorer quality and predominantly speculative. Bonds in these categories may also be called "high yield bonds" or "junk bonds."

The Fund may also invest in debt securities on which the return is derived primarily from other emerging market instruments, such as interest rate swap contracts and currency swap contracts. The Fund may also invest in Eurodollar securities, which are fixed income securities of a U.S. issuer or a foreign issuer that are issued outside the United States.

SECURITIES SELECTION

The investment decision-making process can be divided up into two parts - country selection and security selection.

COUNTRY SELECTION

UBS Global Asset Management (Americas) Inc., (the "Advisor") decides on country over- and underweights relative to the Fund's benchmark by using a price/value framework. The Advisor maintains its own macroeconomic database to construct objective relative comparisons across countries. Economic variables are organized into factors that have an impact on immediate serviceability, intermediate solvency and long-term structural strength. This data assists the Advisor in making objective comparisons between price (credit spreads) and value
(risk). Other subjective judgements, such as political risk assessment, also affect the final country decision.

SECURITY SELECTION

The Advisor searches for bonds that will outperform market expectations, given the Advisor's country and market views. The Advisor also seeks to identify potential sales in the Fund's portfolio when risk is not being compensated by expected return. Typically, the Fund invests in U.S. dollar denominated sovereign bonds, but the Advisor also examines corporate and local currency opportunities.

The Advisor's analysis of emerging markets bonds is enhanced by an advanced in-house emerging markets bond analytics database. The database is specially designed to assimilate the characteristics of emerging market bonds; it allows the Advisor to perform detailed instrument-level analysis.

In addition to macroeconomic research, bottom-up input--such as liquidity considerations, volatility and company risk for specific bonds, to name but a few--is also crucial in the Advisor's decision-making process.

- CASH AND CASH EQUIVALENTS - The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When unusual market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to meet its objective. See the Statement of Additional Information ("SAI") for further information.

- PORTFOLIO TURNOVER - Portfolio turnover rates are not a factor in making buy and sell decisions. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs. It may also result in taxable gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The portfolio turnover rate for the Fund may exceed 100%.

PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

- INTEREST RATE RISK -- The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and lower quality securities more than higher quality securities.

- FOREIGN INVESTING AND EMERGING MARKETS RISKS -- The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of U.S. issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

- CREDIT RISK -- The risk that the issuer of bonds with ratings of BB (S&P) or Ba (Moody's) or below will default or otherwise be unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. High yield bonds are more likely to be subject to an issuer's default than investment grade (higher rated) bonds.

- MARKET RISK -- The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

- GEOGRAPHIC CONCENTRATION RISK -- The risk that if the Fund has most of its investments in a single country or region, its portfolio will be more susceptible to factors adversely affecting issuers located in that country or region than would a more geographically diverse portfolio of securities.

- DERIVATIVES RISK - The risk that the Fund's investments in derivatives may rise or fall more rapidly than other investments.

- NON-DIVERSIFICATION RISK -- The risk that the Fund will be more volatile than a diversified fund because it invests its assets in a smaller number of issuers. The gains or losses on a single security may, therefore, have a greater impact on the Fund's net asset value.

                                   PERFORMANCE

There is no performance information quoted for the Fund as the Fund had not commenced investment operations as of the date of this prospectus.

                             EXPENSES AND FEE TABLES

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.


SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

                                                                      CLASS A    CLASS B   CLASS C    CLASS Y
                                                                      -------    -------   -------    -------
Maximum Sales Charge (Load)
   (as a % of offering price)                                          4.50%      5.00%     1.75%      None
Maximum Front-End Sales Charge (Load) Imposed on Purchases (as a %
of offering price)                                                     4.50%      None      1.00%      None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
   (as a % of offering price)                                          None       5.00%     0.75%      None
Exchange Fee                                                           None       None      None       None
Redemption Fee (as a percentage of amount redeemed,                    1.00%      None      None       1.00%
if applicable)*

--------------

* Please see the section entitled "Selling Shares" for additional information concerning the applicability of the redemption fee.


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                                                      CLASS A    CLASS B   CLASS C    CLASS Y
                                                                      -------    -------   -------    -------
Management Fees                                                         0.65%      0.65%      0.65%     0.65%
Distribution and/or Service (12b-1) Fees                                0.25%      1.00%      0.75%     None
Other Expenses**                                                        0.50%      0.50%      0.50%     0.50%
                                                                        -----      -----      -----     -----
Total Annual Fund Operating Expenses                                    1.40%      2.15%      1.90%     1.15%
                                                                        =====      =====      =====     =====
Management Fees/Expense Reimbursements                                  0.00%      0.00%      0.00%     0.00%
                                                                        -----      -----      -----     -----
Net Expenses***                                                         1.40%      2.15%      1.90%     1.15%
                                                                        =====      =====      =====     =====

*    The fees and expenses are based on estimates.

** Includes an administrative fee of 0.075% paid by the Fund to UBS Global Asset Management (US) Inc. ("UBS Global AM").

*** The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its fees and/or to reimburse expenses to the extent that the Fund's expenses, for its fiscal year ending June 30, 2003, otherwise would exceed the "Net Expenses" rates shown in the table above for each of the Class A, Class B, Class C and Class Y shares, as applicable. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. Prior to July 1, 2002, the Fund was subject to expense caps for its classes of shares at identical rates for the one-year period from September 1, 2001 through September 1, 2002.




EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                             1 YEAR    3 YEARS   5 YEARS   10 YEARS
                                                             ------    -------   -------   --------
     Class A                                                  $586       $873


                                        6

     Class B (assuming sale of all shares at end of period)    732       999        *          *
     Class B (assuming no sale of shares)                      218       673        *          *
     Class C (assuming sale of all shares at end of period)    366       691        *          *
     Class C (assuming no sale of shares)                      291       691        *          *
     Class Y                                                   117       365        *          *


* The Fund has not projected expenses beyond the three year period shown because the Class A, Class B, Class C and Class Y shares of the Fund were not operational as of the date of this prospectus.

                        UBS EMERGING MARKETS EQUITY FUND


                        UBS EMERGING MARKETS EQUITY FUND

INVESTMENT OBJECTIVE, STRATEGIES, SECURITIES SELECTION AND RISKS

FUND OBJECTIVE

The Fund seeks to maximize capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities that are tied economically to emerging market countries. Investments in equity securities may include dividend-paying securities, common stock and preferred stock. Securities tied economically to emerging market countries include securities on which the return is derived from issuers in emerging market countries, such as equity swap contracts and equity swap index contracts. The Fund may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

The Fund intends to invest primarily in a portfolio of equity securities of issuers located in at least three emerging markets countries, which may be located in Asia, Europe, Latin America, Africa, or the Middle East. The World Bank and other international agencies consider a country to be an "emerging markets" country on the basis of such factors as trade initiatives, per capita income and level of industrialization. As these markets change and other countries' markets develop, the Fund expects the countries in which it invests to change. Emerging market countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe. The Fund is a non-diversified fund.

Up to 20% of the Fund's net assets may be invested in higher-yielding, lower-rated fixed income securities. The Fund may invest in fixed income securities of any maturity, but generally invests in securities having an initial maturity of more than one year. These securities are rated in the lower rating categories of Moody's and S&P, including securities rated Ba or lower by Moody's and BB or lower by S&P. Securities rated in these categories are considered to be of poorer quality and predominantly speculative. Securities in these categories may also be called "high yield bonds" or "junk bonds." The Fund may also invest in Eurodollar securities, which are fixed income securities of a U.S. issuer or a foreign issuer that are issued outside of the United States. The Fund may also invest in securities of small capitalization companies.

SECURITIES SELECTION

The investment decision-making process can be divided up into two parts - country selection and security selection. These selection processes run simultaneously.

COUNTRY SELECTION

Generally, the decision to over- or under-weight a country relative to the benchmark requires the Advisor to develop an acceptable degree of confidence. Such confidence is measured by:

- VALUATION: this is aggregated from the research universe of company models maintained in each country, expressed both in local currency terms and translated into U.S. dollar terms.

- CURRENCY RISK: The Advisor maintains explicit models that monitor the risk of a major currency or financial crisis.

- MACRO-ECONOMIC FUNDAMENTALS: The Advisor maintains models that monitor various measures of debt sustainability, solvency and economic structure.

- LIQUIDITY AND MONETARY CONDITIONS: The Advisor maintains in-house measures of long-term real interest rates, which are used to monitor actual monetary conditions.

With economic risks explicitly modeled, the political risks associated with emerging markets can be more easily isolated. In cases where there are specific political risks facing the portfolio, the Advisor tries to quantify how much of the risk is already embedded in the price and how much of the future is "knowable". The Advisor seeks to make an active investment decision only when the Advisor believes that discernable, non-consensus information is available to the Advisor.

SECURITY SELECTION

The security selection process requires a highly integrated approach that includes macroeconomic analysis and country and company visits by our investment specialists worldwide. Emerging market equities are evaluated within the context of the entire global investable capital market.

From a foreign investor's perspective, relative long-term fundamental value of a security must focus on the following areas: balance sheet strength and survivability; competitive advantage; sustainable cash earnings level and growth rate; reasonable earnings; and transparency, accounting standards and minority shareholder rights.

The Advisor's investment specialists are organized along country and sector lines. Through an intensive process of company visits and interactions with industry specialists, analysts gain an understanding of both the company and the dynamics of the company's industry. There is a continuous effort to identify non-consensus sources of information. Analysts are able to draw on the resources of the entire UBS Global Asset Management global research team. This is increasingly important as more companies operate in a global context. The goal is to gain a clear understanding of the medium-term (up to five years) and long-term prospects of the company, and in particular, its ability to generate earnings.

- CASH AND CASH EQUIVALENTS - The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When unusual market conditions warrant, a Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to meet its objective. See the SAI for further information.

- PORTFOLIO TURNOVER - Portfolio turnover rates are not a factor in making buy and sell decisions. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs. It may also result in taxable gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The portfolio turnover rate for the Fund may exceed 100%.

PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

- MARKET RISK -- The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

- FOREIGN INVESTING AND EMERGING MARKETS RISKS -- The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of U.S. issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

- INTEREST RATE RISK -- The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and lower quality securities more than higher quality securities.

- CREDIT RISK -- The risk that the issuer of bonds with ratings of BB (S&P) or Ba (Moody's) or below will default or otherwise be unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.

- SMALL COMPANY RISK -- The risk that investments in smaller companies may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The trading volume of smaller company securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for the securities of smaller companies generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

- GEOGRAPHIC CONCENTRATION RISK -- The risk that if the Fund has most of its investments in a single country or region, its portfolio will be more susceptible to factors adversely affecting issuers located in that country or region than would a more geographically diverse portfolio of securities.

- DERIVATIVES RISK - The risk that the Fund's investments in derivatives may rise or fall more rapidly than other investments.

- NON-DIVERSIFICATION RISK -- The risk that the Fund will be more volatile than a diversified fund because it invests its assets in a smaller number of issuers. The gains or losses on a single security may, therefore, have a greater impact on the Fund's net asset value.

                                   PERFORMANCE

There is no performance information quoted for the Fund as the Fund had not commenced investment operations as of the date of this prospectus.

                             EXPENSES AND FEE TABLES

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

                                                                      CLASS A     CLASS B     CLASS C     CLASS Y
                                                                      -------     -------     -------     -------
Maximum Sales Charge (Load)
   (as a % of offering price)                                           5.50%       5.00%       2.00%       None
Maximum Front-End Sales Charge (Load) Imposed on Purchases (as a %
of offering price)                                                      5.50%       None        1.00%       None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
   (as a % of offering price)                                           None        5.00%       1.00%       None
Exchange Fee                                                            None        None        None        None
Redemption Fee (as a percentage of amount redeemed,
if applicable)*                                                         1.00%       None        None        1.00%

* Please see the section entitled "Selling Shares" for additional information concerning the applicability of the redemption fee.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                                                      CLASS A    CLASS B    CLASS C   CLASS Y
                                                                      -------    -------    -------   -------
Management Fees                                                         1.10%      1.10%      1.10%     1.10%
Distribution and/or Service (12b-1) Fees                                0.25%      1.00%      1.00%     None
Other Expenses**                                                        0.50%      0.50%      0.50%     0.50%
                                                                        -----      -----      -----     -----
Total Annual Fund Operating Expenses                                    1.85%      2.60%      2.60%     1.60%
                                                                        =====      =====      =====     =====
Management Fee Waiver/Expense Reimbursements                            0.00%      0.00%      0.00%     0.00%
                                                                        -----      -----      -----     -----
Net Expenses***                                                         1.85%      2.60%      2.60%     1.60%
                                                                        =====      =====      =====     =====

-------------------

*    Fees and expenses are based on estimates.
**   Includes an administrative fee of 0.075% paid by the Fund to UBS Global AM.
*** The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the advisor has agreed to waive a portion of its fees and/or to reimburse expenses to the extent that the Fund's expenses, for its fiscal year ending June 30, 2003, otherwise would exceed the "Net Expenses" rates shown in the table above for each of the Class A, Class B, Class C and Class Y shares, as applicable. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. Prior to July 1, 2002, the Fund was subject to expense caps for its classes of shares at identical rates for the one-year period from September 1, 2001 through September 1, 2002.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                            1 YEAR     3 YEARS   5 YEARS   10 YEARS
                                                            ------     -------   -------   --------
     Class A                                                 $728      $1,100
     Class B (assuming sale of all shares at end of period)   775       1,131
     Class B (assuming no sale of shares)                     263        808
     Class C (assuming sale of all shares at end of period)   460        900


                                       12

     Class C (assuming no sale of shares)                     360        900        *          *
     Class Y (assuming sale of all shares at end of period)   463        811        *          *


* The Fund has not projected expenses beyond the three year period shown because the Class A, Class B, Class C and Class Y shares of the Fund were not operational as of the date of this prospectus.

                           MANAGING YOUR FUND ACCOUNT

FLEXIBLE PRICING

The UBS Funds offer four classes of shares - Class A, Class B, Class C and Class
Y. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest and how long you plan to hold your shares of the Fund(s). Class Y shares are only available to certain types of investors.

The UBS Funds have adopted separate plans of distribution pertaining to the Class A, Class B and Class C shares of the Funds under Rule 12b-1 that allow the Funds to pay service and (for Class B and Class C shares) distribution fees for the sale of the Funds' shares and services provided to shareholders. Because the 12b-1 distribution fees for Class B and Class C shares are paid out of a Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid the front-end sales charge for Class A shares.

You may qualify for a waiver of certain sales charges on Class A, Class B and Class C shares. See "Sales Charge Waivers for Class A, Class B and Class C Shares" below. You may also qualify for a reduced sales charge on Class A shares. See "Sales Charge Reductions for Class A Shares" below.

CLASS A SHARES

Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is paid at the time of purchase and is not invested in a Fund. Class A shares pay an annual 12b-1 service fee of 0.25% of average net assets, but they pay no 12b-1 distribution fees. The ongoing expenses for Class A shares are lower than for Class B and Class C shares.

The Class A sales charges for each Fund are described in the following tables:

CLASS A SALES CHARGES - UBS Emerging Markets Debt Fund:

                                      SALES CHARGE AS A PERCENTAGE OF:          REALLOWANCE TO SELECTED DEALERS AS
AMOUNT OF INVESTMENT              OFFERING PRICE      NET AMOUNT INVESTED          PERCENTAGE OF OFFERING PRICE
--------------------              --------------      -------------------          ----------------------------
Less than $100,000                     4.50%                 4.71%                             4.00%
$100,000 to $249,999                   3.50                  3.63                              3.00
$250,000 to $499,999                   2.50                  2.56                              2.00
$500,000 to $999,999                   2.00                  2.04                              1.75
$1,000,000 and over (1)                None                  None                          Up to 1.00 (2)

CLASS A SALES CHARGES - UBS Emerging Markets Equity Fund:

                                      SALES CHARGE AS A PERCENTAGE OF:          REALLOWANCE TO SELECTED DEALERS AS
AMOUNT OF INVESTMENT              OFFERING PRICE      NET AMOUNT INVESTED          PERCENTAGE OF OFFERING PRICE
--------------------              --------------      -------------------          ----------------------------
Less than $50,000                      5.50%                 5.82%                             5.00%
$50,000 to $99,999                     4.50                  4.71                              4.00
$100,000 to $249,999                   3.50                  3.63                              3.00
$250,000 to $499,999                   2.50                  2.56                              2.00
$500,000 to $999,999                   2.00                  2.04                              1.75
$1,000,000 and over (1)                None                  None                          Up to 1.00 (2)

(1) A contingent deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1% charge. Withdrawals in the first year after purchase of up to 12% of the value of the fund account under a Fund's Automatic Cash Withdrawal Plan are not subject to this charge.

(2) UBS Global AM pays 1.00% to the dealer for sales of greater than $1 million but less than $3 million, 0.75% for sales of at least $3 million but less than $5 million, 0.50% for sales of at least $5 million but less than $50 million, and 0.25% for sales of $50 million or more.

CLASS B SHARES

Class B shares have a contingent deferred sales charge. When you purchase Class B shares, we invest 100% of your purchase price in Fund shares. However, you may have to pay the deferred sales charge when you sell your Fund shares, depending on how long you own the shares.

Class B shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. If you hold your Class B shares for the period specified below, they will automatically convert to Class A shares, which have lower ongoing expenses.

If you sell Class B shares before the end of the specified period, you will pay a deferred sales charge. For Class B shares purchased on or after the date of this prospectus, we calculate the deferred sales charge by multiplying the lesser of the net asset value of the Class B shares at the time of purchase or the net asset value at the time of sale by the percentage shown below:

                      PERCENTAGE (BASED ON AMOUNT OF INVESTMENT) BY
                                    WHICH THE SHARES'
                              NET ASSET VALUE IS MULTIPLIED:
                              -----------------------------

  IF YOU SELL      LESS THAN    $100,000     $250,000     $500,000
 SHARES WITHIN:    $100,000    TO $249,999  TO $499,999  TO $999,999
 --------------    --------    -----------  -----------  -----------
1st year since        5%           3%           3%           2%
  purchase
2nd year since        4%           2%           2%           1%
  purchase
3rd year since        3%           2%           1%          None
  purchase
4th year since        2%           1%          None         None
  purchase
5th year since        2%          None         None         None
  purchase
6th year since        1%          None         None         None
  purchase
7th year since       None         None         None         None
  purchase

IF YOU ARE ELIGIBLE FOR A COMPLETE WAIVER OF THE SALES CHARGE ON CLASS A SHARES BECAUSE YOU ARE INVESTING $1 MILLION OR MORE, YOU SHOULD PURCHASE CLASS A SHARES, WHICH HAVE LOWER ONGOING EXPENSES.

Class B shares automatically convert to Class A shares after the end of the sixth year if you purchase less than $100,000, after the end of the fourth year if you purchase at least $100,000 but less than $250,000, after the end of the third year if you purchase at least $250,000 but less than $500,000, and after the end of the second year if you purchase $500,000 or more but less than $1 million. TO QUALIFY FOR THE LOWER DEFERRED SALES CHARGE AND SHORTER CONVERSION SCHEDULE, YOU MUST MAKE THE INDICATED INVESTMENT AS A SINGLE PURCHASE.

Regardless of the amount of the investment, Class B shares of Family Funds ("Family Funds" include other UBS Funds, UBS PACE Select funds and other funds for which UBS Global AM or any of its affiliates serves as principal underwriter) purchased or acquired prior to November 5, 2001 and exchanged or converted (including conversions as part of a reorganization) for shares of the Funds after November 5, 2001 (collectively, "Prior Class B Shares") are subject to a deferred sales charge at the time of redemption at the following percentages: (i) 5%, if shares are sold within the first year since purchase;
(ii) 4%, if shares are sold within the second year since purchase; (iii) 3%, if shares are sold within the third year since purchase; (iv) 2%, if shares are sold within the fourth or fifth year since purchase; and (v) 1%, if shares are sold within the sixth year of purchase. Prior Class B Shares held longer than six years are not subject to a deferred sales charge and automatically convert to Class A shares, which have lower ongoing expenses.

We will not impose the deferred sales charge on Class B shares purchased by reinvesting dividends or on withdrawals in any year of up to 12% of the value of your Class B shares under the Automatic Cash Withdrawal Plan.

To minimize your deferred sales charge, we will assume that you are selling:

-    First, Class B shares representing reinvested dividends, and

-    Second, Class B shares that you have owned the longest.

CLASS C SHARES

Class C shares have a front-end sales charge that is included in the offering price of the Class C shares, as described in the following table. This sales charge is paid at the time of the purchase and is not invested in a Fund.

        SALES CHARGE AS A
          PERCENTAGE OF                REALLOWANCE TO
-----------------------------------   SELECTED DEALERS
                     NET AMOUNT       AS PERCENTAGE OF
 OFFERING PRICE       INVESTED         OFFERING PRICE
 --------------       --------         --------------
      1.00%             1.01%              1.00%

Class C shares pay an annual 12b-1 distribution fee of 0.50% of average net assets for the UBS Emerging Markets Debt Fund, and 0.75% of average net assets for the UBS Emerging Markets Equity Fund, as well as an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 fees for as long as you own your shares.

Class C shares also have a contingent deferred sales charge of 1.00% for the UBS Emerging Markets Equity Fund and 0.75% for the UBS Emerging Markets Debt Fund, applicable if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 1.00% for the UBS Emerging Markets Equity Fund and 0.75% for the UBS Emerging Markets Debt Fund by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale.

SALES CHARGE WAIVERS FOR CLASS A, CLASS B AND CLASS C SHARES

CLASS A FRONT-END SALES CHARGE WAIVERS. Front-end sales charges will be waived if you buy Class A shares with proceeds from the following sources:

1. Redemptions from any registered mutual fund for which UBS Global AM or any of its affiliates serves as principal underwriter if you:

     -    Originally paid a front-end sales charge on the shares; and

     -    Reinvest the money within 60 days of the redemption date.

The Funds' front-end sales charge will also not apply to Class A purchases by or through:

2. Employees of UBS AG and its subsidiaries and members of the employees' immediate families; and members of the Board of Directors/Trustees of any investment company for which UBS Global AM or any of its affiliates serves as principal underwriter.

3. Trust companies and bank trust departments investing on behalf of their clients if clients pay the bank or trust company an asset-based fee for trust or asset management services.

4. Retirement plans and deferred compensation plans that have assets of at least $1 million or at least 25 eligible employees.

5. Broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into a selling agreement with UBS Global AM (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), on behalf of clients participating in a fund supermarket, wrap program, or other program in which clients pay a fee for advisory services, executing transactions in Fund shares, or for otherwise participating in the program.

6. Employees of broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into a selling agreement with UBS Global AM (or otherwise having an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), and their immediate family members, as allowed by the internal policies of their employer.

7.   Insurance company separate accounts.

8. Shareholders of the Class N shares of any UBS Fund who held such shares at the time they were redesignated as Class A shares.

9.   Reinvestment of capital gains distributions and dividends.

10. College savings plans organized under Section 529 of the Internal Revenue Code (the "IRC") whose sponsors or administrators have entered into an agreement with UBS Global AM or any of its affiliates to perform advisory or administrative services.

11. A UBS PaineWebber Financial Advisor who was formerly employed as an investment executive with a competing brokerage firm, and

     - you were the Financial Advisor's client at the competing brokerage firm;

     - within 90 days of buying shares in the Fund, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a contingent deferred sales charge when selling them or held those shares until the contingent deferred sales charge was waived; and

     - you purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund.

CLASS C FRONT-END SALES CHARGE WAIVERS. Front-end sales charges will be waived if you buy Class C shares through a UBS PaineWebber Financial Advisor who was formerly employed as an investment executive with a competing brokerage firm, and

-    you were the Financial Advisor's client at the competing brokerage firm;

- within 90 days of buying shares in the Fund, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a contingent deferred sales charge whenselling them or held those shares until the contingent deferred sales charge was waived; and

- you purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund.

CLASS A, CLASS B AND CLASS C SHARES CONTINGENT DEFERRED SALES CHARGE WAIVERS. The contingent deferred sales charge will be waived for:

-    Redemptions of Class A shares by former holders of Class N shares;

- Exchanges between funds for which UBS Global AM or one of its affiliates serves as principal underwriter, if purchasing the same class of shares;

- Redemptions following the death or disability of the shareholder or beneficial owner;

-    Tax-free returns of excess contributions from employee benefit plans;

- Distributions from employee benefit plans, including those due to plan termination or plan transfer;

- Redemptions made in connection with the Automatic Cash Withdrawal Plan, provided that such redemptions:

     - are limited annually to no more than 12% of the original account value;

     -    are made in equal monthly amounts, not to exceed 1% per month; and

     - the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $5,000; and

-    Redemptions of shares purchased through retirement plans.


SALES CHARGE REDUCTIONS FOR CLASS A SHARES (RIGHT OF ACCUMULATION/CUMULATIVE QUANTITY DISCOUNT)

A purchaser of Class A shares may qualify for a cumulative quantity discount by combining a current purchase with certain other Class A shares of Family Funds already owned. To determine if you qualify for a reduced front-end sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of your other Class A shares as well as those Class A shares of your spouse and children under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A shares of the Family Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A shares of the Family Funds to determine the front-end sales charge that applies. To qualify for the cumulative quantity discount on a purchase through a financial institution, when each purchase is made the investor or institution must provide UBS Global AM with sufficient information to verify that the purchase qualifies for the privilege or discount.

NOTE ON SALES CHARGE WAIVERS FOR CLASS A, CLASS B AND CLASS C SHARES

If you think you qualify for any of the sales charge waivers described above, you will need to provide documentation to UBS Global AM or the Funds. For more information, you should contact your investment professional or call 1-800-647-1568. If you want information on the Funds' Automatic Cash Withdrawal Plan, see the SAI or contact your investment professional.

CLASS Y SHARES

Class Y shares have no sales charge. Only specific types of investors can purchase Class Y shares. The following types of investors may be eligible to purchase Class Y shares:

- Shareholders of the Class I shares of any UBS Fund who held such shares as of the date the shares were redesignated Class Y shares;

- Retirement plans with 5,000 or more eligible employees or $100 million or more in plan assets;

- Retirement plan platforms/programs that include Fund shares if the platform/program covers plan assets of at least $100 million;

- Trust companies and bank trust departments purchasing shares on behalf of their clients in a fiduciary capacity;

- Banks, registered investment advisors and other financial institutions purchasing fund shares for their clients as part of a discretionary asset allocation model portfolio, where the client is charges an advisory fee by the institution;

- Shareholders who owned Class Y shares of the Fund through the PACE Multi-Advisor Program as of November 15, 2001, will be eligible to continue to purchase Class Y shares of that Fund through the program;

- College savings plans organized under Section 529 of the IRC, if shareholder servicing fees are paid exclusively outside of the participating funds; and

-    Other investors as approved by the Funds' Board of Trustees.

Class Y shares do not pay ongoing distribution or service fees. The ongoing expenses for Class Y shares are the lowest of all the classes.

BUYING SHARES

You can buy Fund shares through your investment professional at a broker-dealer or other financial institution with which UBS Global AM has a dealer agreement.

If you wish to invest in other Family Funds, you can do so by:

- Contacting your investment professional (if you have an account at a financial institution that has entered into a dealer agreement with UBS Global AM);

-    Buying shares through the transfer agent as described below; or

-    Opening an account by exchanging shares from another Family Fund.

The Funds and UBS Global AM reserve the right to reject a purchase order or suspend the offering of shares.

THROUGH FINANCIAL INSTITUTIONS/PROFESSIONALS

As mentioned above, the Funds have entered into one or more sales agreements with brokers, dealers or other financial intermediaries ("Service Providers"), as well as with financial institutions (banks and bank trust departments) (each an "Authorized Dealer"). The Authorized Dealer, or intermediaries designated by the Authorized Dealer (a "Sub-designee"), may in some cases be authorized to accept purchase and redemption orders that are in "good form" on behalf of the Funds. A Fund will be deemed to have received a purchase or redemption order when the Authorized Dealer or Sub-designee receives the order in good form. Such orders will be priced at the Fund's net asset value next computed after such order is received in good form by the Authorized Dealer or Sub-designee. These Authorized Dealers may charge the investor a transaction fee or other fee for their services at the time of purchase. These fees would not be otherwise charged if you purchased shares directly from the Funds. It is the responsibility of such Authorized Dealers or Sub-designees to promptly forward purchase orders with payments to the Funds.

The Advisor or its affiliates may, from their own resources, compensate Service Providers for services performed with respect to a Fund's Class Y shares. These services may include marketing, shareholder servicing, recordkeeping and/or other services. When these service arrangements are in effect, they are generally made available to all qualified Service Providers.

MINIMUM INVESTMENTS

Class A, Class B and Class C shares:

     To open an account               $       1,000
     To add to an account             $         100

Class Y shares:

     To open an account               $  10,000,000
     To add to an account             $       2,500

The Funds may waive or reduce these amounts for:

-    Employees of UBS Global AM or its affiliates; or

- Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the Funds' automatic investment plan.

In addition, the Funds will waive the minimum investment amounts for Class Y shares for:

- Shareholders who owned Class I shares of the Funds prior to their redesignation as Class Y shares;

- Retirement plans with 5,000 or more eligible employees in the plan or $100 million in plan assets; or Retirement plans offered through a common platform that have an aggregate $100 million in plan assets.

MARKET TIMERS. The interests of the Funds' long-term shareholders and their ability to manage their investments may be adversely affected when their shares are repeatedly bought and sold in response to short-term market fluctuations - also known as "market timing." When large dollar amounts are involved, a Fund may have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force a Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's Fund shares. These factors may hurt a Fund's performance and its shareholders. When UBS Global AM believes frequent trading would have a disruptive effect on a Fund's ability to manage its investments, UBS Global AM and the Fund may reject purchase orders and exchanges into the Fund by any person, group or account that UBS Global AM believes to be a market timer.

SELLING SHARES

You can sell your Fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, a Fund will assume that you want to sell shares in the following order: Class A, then Class C, then Class B and last, Class Y.

If you want to sell shares that you purchased recently, a Fund may delay payment until it verifies that it has received good payment.

If you hold your shares through a financial institution, you can sell shares by contacting your investment professional, or an Authorized Dealer or Sub-designee, for more information. Important note: Each institution or professional may have its own procedures and requirements for selling shares and may charge fees. If you purchased shares through the Funds' transfer agent, you may sell them as explained below.

If you sell Class A shares and then repurchase Class A shares of the same Fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

The Funds reserve the right to pay redemptions "in kind" (i.e., payment in securities rather than cash) if the amount you are redeeming is large enough to affect a Fund's operations (for example, if it represents more than $250,000 or 1% of the Fund's assets). In these cases, you might incur brokerage costs converting the securities to cash.

It costs the Funds money to maintain shareholder accounts. Therefore, the Funds reserve the right to repurchase all shares in any account that has a net asset value of less than $500. If a Fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. A Fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the Fund's net asset value.

REDEMPTION FEE. If you sell or exchange Class A shares or sell Class Y shares of the UBS Emerging Markets Equity Fund or Emerging Markets Fund less than 90 days after you purchased them, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction. This amount will be paid to the Funds, not to the Advisor or UBS Global AM. The redemption fee is designed to offset the costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. Shares held the longest will be redeemed first for purposes of calculating the redemption fee. The redemption fee will not apply to Class A or Class Y shares of the Funds that:

- are held through certain omnibus accounts, including retirement plans qualified under Section 401(k) of the IRC or plans administered as college savings programs under Section 529 of the IRC;

-    are sold or exchanged under automatic withdrawal plans;

- are held through certain managed account programs with automatic asset allocation rebalancing features; or

-    are sold due to death or disability of the shareholder.

EXCHANGING SHARES

You may exchange Class A, Class B or Class C shares of a Fund for shares of the same class of most other Family Funds (except that you may not exchange shares into the GAM Money Market Account and Class B shares of the Fund as not exchangeable with Class B shares of any of the GAM funds). You may not exchange Class Y shares.

You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares but shareholders of UBS Emerging Markets Equity Fund may be subject to the redemption fee as noted above. Also, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. A Fund will use the date of your original share purchase to determine whether you must pay a deferred sales charge when you sell the shares of the Fund acquired in the exchange.


Other Family Funds may have different minimum investment amounts. You may not be able to exchange your shares if the value of shares you exchange is not as large as the minimum investment amount in that other Fund.


You may exchange shares of one Fund for shares of another Fund only after the first purchase has settled and the first Fund has received your payment.

If you hold your Fund shares through a financial institution, you may exchange your shares by placing an order with that institution. If you hold Fund shares through the Funds' transfer agent, you may exchange your shares as explained below.

The Funds may modify or terminate the exchange privilege at any time.

TRANSFER AGENT


If you wish to invest in this or any other of the Family Funds through the Funds' transfer agent, PFPC Inc., you can obtain an application by calling 1-800-647-1568. You must complete and sign the application and mail it, along with a check to the transfer agent.


You may also sell or exchange your shares by writing to the Funds' transfer agent. Your letter must include:

-    Your name and address;

-    Your account number;

- The name of the Fund whose shares you are selling, and if exchanging shares, the name of the Fund whose shares you want to buy;

-    The dollar amount or number of shares you want to sell and/or exchange; and

- A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The Funds will not accept signature guarantees that are not part of these programs.

Applications to purchase shares (along with a check), and letters requesting redemptions of shares or exchanges of shares through the transfer agent should be mailed to:

     PFPC Inc.
     Attention:  UBS Mutual Funds
     P. O. Box 8950
     Wilmington, DE  19899

You do not have to complete an application when you make additional investments in the same Fund.

PRICING AND VALUATION

The price at which you may buy, sell or exchange Fund shares is based on net asset value per share. Each Fund calculates net asset value on days that the New York Stock Exchange ("NYSE") is open. Each Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and a Fund does not price its shares, on most national holidays and on Good Friday.

Your price for buying, selling or exchanging shares of a Fund will be based on the net asset value (adjusted for any applicable sales charges) that is next calculated after the Fund receives your order in good form. If you place your order through a financial institution, your investment professional is responsible for making sure that your order is promptly sent to the Fund.



Each Fund calculates its net asset value based on the current market value of its portfolio securities. Each Fund normally obtains market values for its securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the Funds' Board of Trustees. Each Fund normally uses the amortized cost method to value bonds that will mature in 60 days or less.

Judgement plays a greater role in valuing thinly traded securities, including many lower-rated bonds, because there is less reliable, objective data available.

Each Fund calculates the U.S. dollar value of investments that are denominated in foreign currencies daily, based on current exchange rates. A Fund may own securities including some securities that trade primarily in foreign markets that trade on weekends or other days on which the Fund does not calculate net asset value. As a result, a Fund's net asset value may change on days when you will not be able to buy and sell your Fund shares. If a Fund concludes that a material change in the value of a foreign security has occurred after the close of trading in its principal foreign market but before the close of regular trading on the NYSE, the Fund may use fair value methods to reflect those changes. This policy is intended to assure that each Fund's net asset value fairly reflects security values as of the time of pricing.

                                   MANAGEMENT

INVESTMENT ADVISOR

UBS Global Asset Management (Americas) Inc. (the "Advisor"), a Delaware corporation located at One North Wacker Drive Chicago, IL 60606, is an investment advisor registered with the U.S. Securities and Exchange Commission. As of June 30, 2002, the Advisor had approximately $37 billion in assets under management. The Advisor is an indirect, wholly owned subsidiary of UBS AG ("UBS"), which had approximately $411 billion in assets under management as of June 30, 2002. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.

PORTFOLIO MANAGEMENT

Investment decisions for the Funds are made by an investment management team at the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases.

ADVISORY FEES

The investment advisory fees (expressed as a percentage of average net assets) payable to the Advisor, before fee waivers, by each Fund are presented in the table below.

The Advisor has contractually agreed to waive its fees and/or reimburse certain expenses so that the total operating expenses (excluding 12b-1 fees) of the Funds do not exceed the amounts listed in the table below. The contractual fee waiver and/or expense reimbursement agreement will remain in place for the Funds' fiscal year ending June 30, 2003. Thereafter, the expense limit for each Fund will be reviewed each year, at which time the continuation of the expense limit will be discussed by the Advisor and the Trust's Board of Trustees. The contractual fee waiver agreement also provides that the Advisor is entitled to reimbursement of fees it waived and/or expenses it reimbursed for a period of three years following such fee waivers and expense reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for that Fund.


                                                      TOTAL
                                         ADVISORY    EXPENSE
                                            FEE       LIMIT
                                            ---       -----
UBS Emerging Markets Debt Fund             0.65%      1.15%
UBS Emerging Markets Equity Fund           1.10%      1.60%

ADMINISTRATOR

UBS Global Asset Management (US) Inc. ("UBS Global AM"), located at 51 West 52nd Street, New York, NY 10019-6114, is the administrator of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS. Each Fund pays UBS Global AM at the annual contract rate of 0.075% of its average daily net assets for administrative services.

                               DIVIDENDS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Income dividends are normally declared, and paid, by each Fund annually. Capital gains, if any, are distributed in December. The amount of any distributions will vary, and there is no guarantee a Fund will pay either income dividends or capital gain distributions.

Classes with higher expenses are expected to have lower income dividends. For example, Class B and Class C shares are expected to have the lowest dividends of a Fund's shares, while Class Y shares are expected to have the highest.

You will receive income dividends and capital gain distributions in additional shares of the same class of a Fund unless you notify your investment professional in writing that you elect to receive them in cash. Distribution options may be changed at any time by requesting a change in writing. Dividends and distributions are reinvested on the reinvestment date at the net asset value determined at the close of business on that date.

If you invest in a Fund shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution.

TAXES

In general, if you are a taxable investor, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year.

By law, a Fund must withhold a portion of your taxable distributions and redemption proceeds unless you:

-    provide your correct social security or taxpayer identification number,

-    certify that this number is correct,

-    certify that you are not subject to backup withholding, and

-    certify that you are a U.S. person (including a U.S. resident alien).

A Fund also must withhold if the IRS instructs it to do so.

When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Family Fund is the same as a sale.

Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. Any foreign taxes a Fund pays on its investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.

             SUPPLEMENTAL INVESTMENT ADVISOR PERFORMANCE INFORMATION

Because the Advisor has managed other advisory accounts for many years in a substantially similar manner to the way in which the Advisor manages certain Funds, the following supplemental performance information is being provided to assist prospective investors in making an informed investment decision. The tables below provide performance information for composites of other advisory accounts ("Account Composite Performance") managed by the Advisor in a substantially similar manner to the way in which the Advisor manages certain Funds' assets. The Account Composite Performance was obtained from the records maintained by the Advisor, and is adjusted to reflect each applicable Fund's Class A current net expenses which include the effect of fee waivers and/or expense reimbursements, as applicable. The following presentation also shows the Account Composite Performance adjusted to reflect each applicable Fund's Class A current net expenses, which include the effect of fee waivers and/or expense reimbursements, as applicable, and also reflects the Class A front-end sales charge of 5.50% or 4.50%, as applicable.

The performance of an appropriate unmanaged benchmark index, not adjusted for any fees or expenses, is provided as well for each composite.

Please note that the Account Composite Performance is not the Funds' own historical performance. The Account Composite Performance should not be considered a substitute for the Funds' performance, and the Account Composite Performance is not necessarily an indication of the Funds' future performance. The accounts included in the Account Composite Performance were not necessarily subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds by the Investment Company Act of 1940 and the IRC, which, if applicable, may have adversely affected the performance of these accounts.

          SUPPLEMENTAL INVESTMENT ADVISOR PERFORMANCE INFORMATION FOR
                        UBS EMERGING MARKETS EQUITY FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED DOCUMENT

Composite Performance: Emerging Markets Equity Composite
August 1, 1995 through July 31, 2002


YEAR              NET RETURN       NET RETURN      GROSS RETURN        BENCHMARK
                      (%)(1)           (%)(2)               (%)           RETURN
                                                                          (%)(3)
--------------------------------------------------------------------------------
1995                  -11.8             -6.86             -6.14            -4.13
1996                    1.92             7.85              9.83             6.03
1997                  -16.31           -11.44             -9.79           -11.59
1998                  -28.88           -24.74            -23.31           -25.34
1999                   54.60            63.60             66.51            66.41
2000                   33.44           -29.56            -28.22           -30.61
2001                   -7.03            -1.62              0.21            -2.37
2002                  -10.25            -5.02             -3.99            -5.70


Composite Performance: Emerging Markets Equity Composite
For Periods Ended July 31, 2002


YEAR              NET RETURN       NET RETURN      GROSS RETURN        BENCHMARK
                      (%)(1)           (%)(2)               (%)           RETURN
                                                                          (%)(3)
--------------------------------------------------------------------------------
1 year               -2.30            3.39            5.30                -0.08
5 years             -10.92           -9.91           -8.22               -10.10
Since
inception            -5.34           -4.57           -2.79                -4.71


(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.

(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.

(3) The benchmark is the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.

Composite Performance: Emerging Markets Equity Composite
August 1, 1995 through December 31, 2001

YEAR              NET RETURN       NET RETURN      GROSS RETURN        BENCHMARK
                      (%)(1)           (%)(2)               (%)           RETURN
                                                                          (%)(3)
--------------------------------------------------------------------------------
1995                  -11.98            -6.86             -6.14            -4.13
1996                    1.92             7.85              9.83             6.03
1997                  -16.31           -11.44             -9.79           -11.59
1998                  -28.88           -24.74            -23.31           -25.34
1999                   54.60            63.60             66.51            66.41
2000                  -33.44           -29.56            -28.22           -30.61
2001                   -7.03            -1.62              0.21            -2.37


(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.

(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.

(3) The benchmark is the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.

                    SUPPLEMENTAL PERFORMANCE INFORMATION FOR
                         UBS EMERGING MARKETS DEBT FUND


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED DOCUMENT

Composite Performance: U.S. Emerging Markets Debt Composite
August 1, 1995 through July 31, 2002


YEAR              NET RETURN       NET RETURN      GROSS RETURN        BENCHMARK
                      (%)(1)           (%)(2)               (%)           RETURN
                                                                          (%)(3)
--------------------------------------------------------------------------------
1995                  11.94            17.21             17.87           16.69
1996                  36.89            43.33             45.28           39.31
1997                  13.01            18.34             19.97           13.02
1998                 -18.30           -14.45            -13.23          -14.35
1999                  24.27            30.13             31.91           25.97
2000                  10.35            15.54             17.14           15.66
2001                   4.57             9.44             10.97            1.36
2002                  -7.43            -3.07             -2.28           -3.66
--------------------------------------------------------------------------------



Composite Performance: U.S. Emerging Markets Debt Composite
For Periods Ended July 31, 2002


YEAR              NET RETURN       NET RETURN      GROSS RETURN        BENCHMARK
                      (%)(1)           (%)(2)               (%)           RETURN
                                                                          (%)(3)
--------------------------------------------------------------------------------
1 year              -0.26              4.45            5.90               -3.66
5 years              5.66              6.64            8.13                3.69
Since
inception           14.57             15.32           16.92               12.20


(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.

(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.

(3) Effective July 1, 2000, the benchmark is the J.P. Morgan Emerging Market Bond Index Global. Prior to July 1, 2000 the benchmark was the J.P. Morgan Emerging Market Bond Index Plus (EMBI+).

Composite Performance: U.S. Emerging Markets Debt Composite
August 1, 1995 through December 31, 2001

YEAR              NET RETURN       NET RETURN      GROSS RETURN        BENCHMARK
                      (%)(1)           (%)(2)               (%)           RETURN
                                                                          (%)(3)
--------------------------------------------------------------------------------
1995                  11.94            17.21             17.87           16.69
1996                  36.89            43.33             45.28           39.31
1997                  13.01            18.34             19.97           13.02
1998                 -18.30           -14.45            -13.23          -14.35
1999                  24.27            30.13             31.91           25.97
2000                  10.55            15.54             17.14           15.66
2001                   4.52             9.44             10.97            1.36
--------------------------------------------------------------------------------


(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.

(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.

(3) Effective July 1, 2000 the benchmark is the J.P. Morgan Emerging Market Bond Index Global. Prior to July 1, 2000 the benchmark was the J.P. Morgan Emerging Market Bond Index Plus (EMBI+).

If you want more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. As the Funds have not had investment operations prior to the date of this prospectus, they have not yet issued any annual or semi-annual reports.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds and is incorporated by reference into this prospectus.

You may discuss your questions about the Funds by contacting your investment professional. You may obtain free copies of the Funds' annual and semi-annual reports and the SAI by contacting the Funds directly at 1-800-647-1568.

You may review and copy information about the Funds, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-202-942-8090. You can get copies of reports and other information about the Funds:

     - For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102; or

     - Free from the EDGAR Database on the SEC's Internet website at: http://www.sec.gov.


The UBS Funds

Investment Company Act File No. 811-6637

[UBS GLOBAL ASSET MANAGEMENT LOGO]

    The UBS Funds

    UBS U.S. Large Cap Equity Fund
     Prospectus
     September 30, 2002

      This prospectus offers Class A, Class B, Class C and Class Y shares of the Fund. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you based on how much you plan to invest and how long you plan to hold your Fund shares. Class Y shares are available only to certain types of investors.

      As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

UBS U.S. Large Cap Equity Fund
------------------------------------------------------------------------

Contents

                                                    PAGE
                                                    ----

THE FUND
WHAT EVERY INVESTOR SHOULD KNOW ABOUT THE FUND
     Investment Objective, Strategies, Securities
     Selection and Risks..........................  2
     Performance..................................  3
     Expenses and Fee Tables......................  5

YOUR INVESTMENT
INFORMATION FOR MANAGING YOUR FUND ACCOUNT
     Managing Your Fund Account...................  7
     --Flexible Pricing
     --Buying Shares
     --Selling Shares
     --Exchanging Shares
     --Pricing and Valuation

ADDITIONAL INFORMATION
ADDITIONAL IMPORTANT INFORMATION ABOUT THE FUND
     Management...................................  16
     Dividends and Taxes..........................  18
     Financial Highlights.........................  19
     Where to learn more about the Fund...........  Back Cover

           THE FUND IS NOT A COMPLETE OR BALANCED INVESTMENT PROGRAM.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                    1

UBS U.S. Large Cap Equity Fund
------------------------------------------------------------------------

Investment Objective, Strategies, Securities Selection and Risks

FUND OBJECTIVE

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S. large capitalization companies. Large capitalization companies are those with a market capitalization of $6 billion or greater at the time of purchase. Investments in equity securities may include dividend-paying securities, common stock and preferred stock. The Fund may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

SECURITIES SELECTION

In selecting securities, UBS Global Asset Management (Americas) Inc. (the "Advisor") focuses on, among other things, identifying discrepancies between a security's FUNDAMENTAL VALUE and its MARKET PRICE. In this context, the FUNDAMENTAL VALUE of a given security is the Advisor's assessment of what a security is worth. The Fund will select a security whose fundamental value it estimates to be greater than its market value at any given time.

For each stock under analysis, the Advisor bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Advisor then compares its assessment of a security's value against the prevailing market prices with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

The Fund will invest in companies within the capitalization range as described above. However, the Advisor may invest a portion of the Fund's assets in securities outside of this range. Further, if movement in the market price causes a security to change from one capitalization range to another, the Fund is not required to dispose of the security.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, increased portfolio turnover may result in higher costs for brokerage commissions, transaction costs and taxable gains.

PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The principal risks presented by an investment in the Fund are:

- MARKET RISK--The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

- DERIVATIVES RISK--The Fund's investments in derivatives may rise or fall more rapidly than other investments.

--------------------------------------------------------------------------------
2                                                    UBS Global Asset Management

UBS U.S. Large Cap Equity Fund
------------------------------------------------------------------------

Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart reflects performance information for the Class Y shares of the Fund, and the table reflects performance information for the Class Y and Class A shares of the Fund. Performance information for Class B and Class C shares is not included because Class B and Class C shares have not completed one full year of operations.

The bar chart and table give an indication of the Fund's risks and performance. The bar chart shows you how the Fund's performance has varied from year to year. The table illustrates how the performance of the Class Y shares and Class A shares, before taxes and for specific time periods, compares to that of a broad measure of market performance. In addition, the table presents the performance of the Class Y shares reflecting the impact of taxes. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.

TOTAL RETURN OF CLASS Y SHARES (1999 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATION)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CALENDAR YEAR     TOTAL
                  RETURN
1999                -11.05%
2000                  2.18%
2001                 -0.43%

Total Return January 1 to June 30, 2002: -9.13%
Best quarter during calendar years shown: 4th Quarter 2001: 10.38% Worst quarter during calendar years shown: 3rd Quarter 1999: -15.36%

--------------------------------------------------------------------------------
UBS Global Asset Management                                                    3

UBS U.S. Large Cap Equity Fund
------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2001

CLASS Y SHARES (INCEPTION DATE: 4/06/98)       1 YEAR      LIFE OF CLASS
-----------------------------------------  --------------  -------------
Return Before Taxes.....................            -0.43%         -1.59%
Return After Taxes on Distributions.....            -0.70%         -3.13%
Return After Taxes on Distributions and
  Sale of Fund Shares...................            -0.26%         -1.96%
S&P 500 Index (1)*......................           -11.88%          2.20%

CLASS A SHARES** (INCEPTION DATE: 4/06/98)
-------------------------------------------
Return Before Taxes.......................            -6.01%         -3.33%
S&P 500 Index (1)*........................           -11.88%          2.20%

  *  Does not reflect deductions of fees, expenses or taxes.
 ** The average annual total returns for the Class A shares have been calculated to reflect the Class A shares' current maximum front-end sales charge of 5.50%.
(1) The S&P 500 Index is a broad capitalization market-weighted index that includes common stocks of the leading companies in the top industries in the U.S. It is designed to provide a representative indication of the capitalization and return of the large cap U.S. equity market.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.

--------------------------------------------------------------------------------
4                                                    UBS Global Asset Management

UBS U.S. Large Cap Equity Fund
------------------------------------------------------------------------

Expenses and Fee Tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

                                                              CLASS A   CLASS B   CLASS C   CLASS Y
                                                              --------  --------  --------  --------
Maximum Sales Charge (Load) (as a % of offering price)......   5.50%     5.00%      2.00%     None
Maximum Front-End Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)................................   5.50%      None      1.00%     None
Maximum Contingent Deferred Sales Charge (Load) (CDSC) (as a
  % of offering price)......................................    None     5.00%      1.00%     None
Exchange Fee................................................    None      None       None     None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)*

                                                              CLASS A   CLASS B   CLASS C   CLASS Y
                                                              --------  --------  --------  --------
Management Fees.............................................   0.70%     0.70%      0.70%    0.70%
Distribution and/or Service (12b-1) Fees....................   0.25%     1.00%      1.00%     None
Other Expenses**............................................   4.02%     4.73%      7.42%    2.44%
                                                               -----     -----     ------    -----
Total Annual Fund Operating Expenses........................   4.97%     6.43%      9.12%    3.14%
                                                               =====     =====     ======    =====
Management Fee Waiver/Expense Reimbursements................   3.92%     4.63%      7.32%    2.34%
                                                               -----     -----     ------    -----
Net Expenses***.............................................   1.05%     1.80%      1.80%    0.80%
                                                               =====     =====     ======    =====

  * The operating expenses shown are based on expenses incurred during the Fund's most recent fiscal year ending June 30, 2002. Expenses for Class B and Class C shares are annualized.
 ** Includes an administrative fee of 0.075% paid by the Fund to UBS Global Asset Management (US) Inc. ("UBS Global AM")
*** The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its fees and/or to reimburse expenses to the extent that the Fund's expenses, for the fiscal year ending June 30, 2003, otherwise would exceed the "Net Expenses" rates shown in the table above for each of the Class A, Class B, Class C and Class Y shares, as applicable. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. Prior to July 1, 2002, the Fund was subject to permanent expense caps for its classes of shares at identical rates.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                    5

UBS U.S. Large Cap Equity Fund
------------------------------------------------------------------------

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                ------    -------    -------    --------
Class A.....................................................     $651     $1,628     $2,605      $5,051
Class B (assuming sale of all shares at end of period)......      683      1,791      2,962       5,294
Class B (assuming no sale of shares)........................      183      1,492      2,762       5,294
Class C (assuming sale of all shares at end of period)......      381      2,069      3,712       7,263
Class C (assuming no sale of shares)........................      281      2,069      3,712       7,263
Class Y.....................................................       82        748      1,440       3,285

--------------------------------------------------------------------------------
6                                                    UBS Global Asset Management

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------------------------------------------------------------------------

Managing Your Fund Account

FLEXIBLE PRICING

The Fund offers four classes of shares--Class A, Class B, Class C and Class Y. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest and how long you plan to hold your shares of the Fund. Class Y shares are only available to certain types of investors.

The Fund has adopted separate plans of distribution pertaining to the Class A, Class B and Class C shares of the Fund under Rule 12b-1 that allow the Fund to pay service and (for Class B and Class C shares) distribution fees for the sale of the Fund's shares and services provided to shareholders. Because the 12b-1 fees for Class B and Class C shares are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid the front-end sales charge for Class A shares.

You may qualify for a waiver of certain sales charges on Class A, Class B and Class C shares. See "Sales Charge Waivers for Class A, Class B and Class C Shares" below. You may also qualify for a reduced sales charge on Class A shares. See "Sales Charge Reductions for Class A Shares" below.

CLASS A SHARES

Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is paid at the time of purchase and is not invested in the Fund. Class A shares pay an annual 12b-1 service fee of 0.25% of average net assets, but they pay no 12b-1 distribution fees. The ongoing expenses for Class A shares are lower than for Class B and Class C shares.

The Class A sales charges for the Fund are described in the following table:

CLASS A SALES CHARGES

                                      SALES CHARGE AS A
                                        PERCENTAGE OF:     REALLOWANCE TO
                                     --------------------  SELECTED DEALERS
                                     OFFERING  NET AMOUNT  AS PERCENTAGE OF
AMOUNT OF INVESTMENT                 PRICE     INVESTED    OFFERING PRICE
--------------------                 --------  ----------  ----------------
Less than $50,000..................    5.50%       5.82%            5.00%
$50,000 to $99,999.................    4.50        4.71             4.00
$100,000 to $249,999...............    3.50        6.63             3.00
$250,000 to $499,999...............    2.50        2.56             2.00
$500,000 to $999,999...............    2.00        2.04             1.75
$1,000,000 and over (1)............    None        None       Up to 1.00(2)

(1) A contingent deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1% charge. Withdrawals in the first year after purchase of up to 12% of the value of the fund account under the Fund's Automatic Cash Withdrawal Plan are not subject to this charge.
(2) UBS Global AM pays 1.00% to the dealer for sales of greater than $1 million but less than $3 million, 0.75% for sales of at least $3 million but less than $5 million, 0.50% for sales of at least $5 million but less than $50 million, and 0.25% for sales of $50 million or more.

CLASS B SHARES

Class B shares have a contingent deferred sales charge. When you purchase Class B shares, we invest 100% of your purchase price in Fund shares. However, you may have to pay the deferred sales charge when you sell your Fund shares, depending on how long you own the shares.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                    7

UBS U.S. Large Cap Equity Fund
------------------------------------------------------------------------

Class B shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. If you hold your Class B shares for the period specified below, they will automatically convert to Class A shares, which have lower ongoing expenses.

If you sell Class B shares before the end of the specified period, you will pay a deferred sales charge. For Class B shares purchased on or after the date of this prospectus, we calculate the deferred sales charge by multiplying the lesser of the net asset value of the Class B shares at the time of purchase or the net asset value at the time of sale by the percentage shown below:

                                    PERCENTAGE (BASED ON AMOUNT OF
                                 INVESTMENT) BY WHICH THE SHARES' NET
                                      ASSET VALUE IS MULTIPLIED:
                                --------------------------------------
                                LESS      $100,000  $250,000  $500,000
IF YOU SELL                     THAN      TO        TO        TO
SHARES WITHIN:                  $100,000  $249,999  $499,999  $999,999
--------------                  --------  --------  --------  --------
1st year since purchase.......       5%        3%        3%        2%
2nd year since purchase.......       4%        2%        2%        1%
3rd year since purchase.......       3%        2%        1%     None
4th year since purchase.......       2%        1%     None      None
5th year since purchase.......       2%     None      None      None
6th year since purchase.......       1%     None      None      None
7th year since purchase.......    None      None      None      None

IF YOU ARE ELIGIBLE FOR A COMPLETE WAIVER OF THE SALES CHARGE ON CLASS A SHARES BECAUSE YOU ARE INVESTING $1 MILLION OR MORE, YOU SHOULD PURCHASE CLASS A SHARES, WHICH HAVE LOWER ONGOING EXPENSES.

Class B shares automatically convert to Class A shares after the end of the sixth year if you purchase less than $100,000, after the end of the fourth year if you purchase at least $100,000 but less than $250,000, after the end of the third year if you purchase at least $250,000 but less than $500,000, and after the end of the second year if you purchase $500,000 or more but less than $1 million. TO QUALIFY FOR THE LOWER DEFERRED SALES CHARGE AND SHORTER CONVERSION SCHEDULE, YOU MUST MAKE THE INDICATED INVESTMENT AS A SINGLE PURCHASE.

Regardless of the amount of the investment, Class B shares of Family Funds ("Family Funds" include other UBS Funds, UBS PACE Select funds and other funds for which UBS Global AM or any of its affiliates serves as principal underwriter) purchased or acquired prior to November 5, 2001 and exchanged or converted (including conversions as part of a reorganization) for shares of the Fund after November 5, 2001 (collectively, "Prior Class B Shares") are subject to a deferred sales charge at the time of redemption at the following percentages: (i) 5%, if shares are sold within the first year since purchase;
(ii) 4%, if shares are sold within the second year since purchase; (iii) 3%, if shares are sold within the third year since purchase; (iv) 2%, if shares are sold within the fourth or fifth year since purchase; and (v) 1%, if shares are sold within the sixth year of purchase. Prior Class B Shares held longer than six years are not subject to a deferred sales charge and automatically convert to Class A shares, which have lower ongoing expenses.

We will not impose the deferred sales charge on Class B shares purchased by reinvesting dividends or on withdrawals in any year of up to 12% of the value of your Class B shares under the Automatic Cash Withdrawal Plan.

To minimize your deferred sales charge, we will assume that you are selling:

- First, Class B shares representing reinvested dividends, and

- Second, Class B shares that you have owned the longest.

--------------------------------------------------------------------------------
8                                                    UBS Global Asset Management

UBS U.S. Large Cap Equity Fund
------------------------------------------------------------------------

CLASS C SHARES

Class C shares have a front-end sales charge that is included in the offering price of the Class C shares, as described in the following table. This sales charge is paid at the time of the purchase and is not invested in the Fund.

   SALES CHARGE AS A PERCENTAGE OF
 ------------------------------------  REALLOWANCE TO SELECTED DEALERS
 OFFERING PRICE   NET AMOUNT INVESTED  AS PERCENTAGE OF OFFERING PRICE
 --------------   -------------------  -------------------------------
       1.00%              1.01%                      1.00%

Class C shares pay an annual 12b-1 distribution fee 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 fees for as long as you own your shares.

Class C shares also have a contingent deferred sales charge of 1.00%, applicable if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 1.00% by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale.

SALES CHARGE WAIVERS FOR CLASS A, CLASS B AND CLASS C SHARES

CLASS A FRONT-END SALES CHARGE WAIVERS. Front-end sales charges will be waived if you buy Class A shares with proceeds from the following sources:

1. Redemptions from any registered mutual fund for which UBS Global AM or any of its affiliates serves as principal underwriter if you:

    - Originally paid a front-end sales charge on the shares; and

    - Reinvest the money within 60 days of the redemption date.

The Fund's front-end sales charge will also not apply to Class A purchases by or through:

 2. Employees of UBS AG and its subsidiaries and members of the employees' immediate families; and members of the Board of Directors/Trustees of any investment company for which UBS Global AM or any of its affiliates serves as principal underwriter.

 3. Trust companies and bank trust departments investing on behalf of their clients if clients pay the bank or trust company an asset-based fee for trust or asset management services.

 4. Retirement plans and deferred compensation plans that have assets of at least $1 million or at least 25 eligible employees.

 5. Broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into a selling agreement with UBS Global AM (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), on behalf of clients participating in a fund supermarket, wrap program, or other program in which clients pay a fee for advisory services, executing transactions in Fund shares, or for otherwise participating in the program.

 6. Employees of broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into a selling agreement with UBS Global AM (or otherwise having an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), and their immediate family members, as

--------------------------------------------------------------------------------
UBS Global Asset Management                                                    9

UBS U.S. Large Cap Equity Fund
------------------------------------------------------------------------

   allowed by the internal policies of their employer.

 7. Insurance company separate accounts.

 8. Shareholders of the Class N shares of any UBS Fund who held such shares at the time they were redesignated as Class A shares.

 9. Reinvestment of capital gains distributions and dividends.

10. College savings plans organized under Section 529 of the Internal Revenue Code (the "IRC") whose sponsors or administrators have entered into an agreement with UBS Global AM or any of its affiliates to perform advisory or administrative services.

11. A UBS PaineWebber Financial Advisor who was formerly employed as an investment executive with a competing brokerage firm, and

    - you were the Financial Advisor's client at the competing brokerage firm;

    - within 90 days of buying shares in the Fund, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a contingent deferred sales charge when selling them or held those shares until the contingent deferred sales charge was waived; and

    - you purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund.

CLASS C FRONT-END SALES CHARGE WAIVERS. Front-end sales charges will be waived if you buy Class C shares through a UBS PaineWebber Financial Advisor who was formerly employed as an investment executive with a competing brokerage firm, and

- you were the Financial Advisor's client at the competing brokerage firm;

- within 90 days of buying shares in the Fund, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a contingent deferred sales charge whenselling them or held those shares until the contingent deferred sales charge was waived; and

- you purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund.

CLASS A, CLASS B AND CLASS C SHARES CONTINGENT DEFERRED SALES CHARGE WAIVERS. The contingent deferred sales charge will be waived for:

- Redemptions of Class A shares by former holders of Class N shares;

- Exchanges between funds for which UBS Global AM or one of its affiliates serves as principal underwriter, if purchasing the same class of shares;

- Redemptions following the death or disability of the shareholder or beneficial owner;

- Tax-free returns of excess contributions from employee benefit plans;

- Distributions from employee benefit plans, including those due to plan termination or plan transfer;

--------------------------------------------------------------------------------
10                                                   UBS Global Asset Management

UBS U.S. Large Cap Equity Fund
------------------------------------------------------------------------

- Redemptions made in connection with the Automatic Cash Withdrawal Plan, provided that such redemptions:

    - are limited annually to no more than 12% of the original account value;

    - are made in equal monthly amounts, not to exceed 1% per month; and

    - the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $5,000; and

- Redemptions of shares purchased through retirement plans.

SALES CHARGE REDUCTIONS FOR CLASS A SHARES (RIGHT OF ACCUMULATION/CUMULATIVE QUANTITY DISCOUNT)

A purchaser of Class A shares may qualify for a cumulative quantity discount by combining a current purchase with certain other Class A shares of Family Funds already owned. To determine if you qualify for a reduced front-end sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of your other Class A shares as well as those Class A shares of your spouse and children under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A shares of the Family Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A shares of the Family Funds to determine the front-end sales charge that applies. To qualify for the cumulative quantity discount on a purchase through a financial institution, when each purchase is made the investor or institution must provide UBS Global AM with sufficient information to verify that the purchase qualifies for the privilege or discount.

NOTE ON SALES CHARGE WAIVERS FOR CLASS A, CLASS B AND CLASS C SHARES

If you think you qualify for any of the sales charge waivers described above, you will need to provide documentation to UBS Global AM or the Fund. For more information, you should contact your investment professional or call 1-800-647-1568. If you want information on the Fund's Automatic Cash Withdrawal Plan, see the SAI or contact your investment professional.

CLASS Y SHARES

Class Y shares have no sales charge. Only specific types of investors can purchase Class Y shares. The following are eligible to purchase Class Y shares:

- Shareholders of the Class I shares of any UBS Fund who held such shares as of the date the shares were redesignated Class Y shares;

- Retirement plans with 5,000 or more eligible employees or $100 million or more in plan assets;

- Retirement plan platforms/programs that include Fund shares if the platform/program covers plan assets of at least $100 million;

- Trust companies and bank trust departments purchasing shares on behalf of their clients in a fiduciary capacity;

- Banks, registered investment advisors and other financial institutions purchasing fund shares for their clients as part of a discretionary asset allocation model portfolio, where the client is charged an advisory fee by the institution;

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   11

UBS U.S. Large Cap Equity Fund
------------------------------------------------------------------------

- Shareholders who owned Class Y shares of the Fund through the PACE Multi-Advisor Program as of November 15, 2001, will be eligible to continue to purchase Class Y shares of the Fund through the program;

- College savings plans organized under Section 529 of the IRC, if shareholder servicing fees are paid exclusively outside of the participating funds; and

- Other investors as approved by the Fund's Board of Trustees.

Class Y shares do not pay ongoing 12b-1 distribution or service fees. The ongoing expenses for Class Y shares are the lowest of all the classes.

BUYING SHARES

You can buy Fund shares through your investment professional at a broker-dealer or other financial institution with which UBS Global AM has a dealer agreement.

If you wish to invest in other Family Funds, you can do so by:

- Contacting your investment professional (if you have an account at a financial institution that has entered into a dealer agreement with UBS Global AM);

- Buying shares through the transfer agent as described below; or

- Opening an account by exchanging shares from another Family Fund.

The Fund and UBS Global AM reserve the right to reject a purchase order or suspend the offering of shares.

THROUGH FINANCIAL INSTITUTIONS/PROFESSIONALS

As mentioned above, the Fund has entered into one or more sales agreements with brokers, dealers or other financial intermediaries ("Service Providers"), as well as with financial institutions (banks and bank trust departments) (each an "Authorized Dealer"). The Authorized Dealer, or intermediaries designated by the Authorized Dealer (a "Sub-designee"), may in some cases be authorized to accept purchase and redemption orders that are in "good form" on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when the Authorized Dealer or Sub-designee receives the order in good form. Such orders will be priced at the Fund's net asset value next computed after such order is received in good form by the Authorized Dealer or Sub-designee. These Authorized Dealers may charge the investor a transaction fee or other fee for their services at the time of purchase. These fees would not be otherwise charged if you purchased shares directly from the Fund. It is the responsibility of such Authorized Dealers or Sub-designees to promptly forward purchase orders with payments to the Fund.

The Advisor or its affiliates, may, from their own resources, compensate Service Providers for services performed with respect to the Fund's Class Y shares. These services may include marketing, shareholder servicing, recordkeeping and/or other services. When these service arrangements are in effect, they are generally made available to all qualified Service Providers.

--------------------------------------------------------------------------------
12                                                   UBS Global Asset Management

UBS U.S. Large Cap Equity Fund
------------------------------------------------------------------------

MINIMUM INVESTMENTS

Class A, Class B and Class C shares:

To open an account................................  $    1,000
To add to an account..............................  $      100

Class Y shares:

To open an account................................  $10,000,000
To add to an account..............................  $    2,500

The Fund may waive or reduce these amounts for:

- Employees of UBS Global AM or its affiliates; or

- Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the Fund's automatic investment plan.

In addition, the Fund will waive the minimum investment amounts for Class Y shares for:

- Shareholders who owned Class I shares of the Fund prior to their redesignation as Class Y shares;

- Retirement plans with 5,000 or more eligible employees in the plan or $100 million in plan assets; or

- Retirement plans offered through a common platform that have an aggregate $100 million in plan assets.

MARKET TIMERS. The interests of the Fund's long-term shareholders and the Fund's ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations--also known as "market timing." When large dollar amounts are involved, the Fund may have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's Fund shares. These factors may hurt the Fund's performance and its shareholders. When UBS Global AM believes frequent trading would have a disruptive effect on the Fund's ability to manage its investments, UBS Global AM and the Fund may reject purchase orders and exchanges into the Fund by any person, group or account that UBS Global AM believes to be a market timer.

SELLING SHARES

You can sell your Fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the Fund will assume that you want to sell shares in the following order: Class A, then Class C, then Class B and last, Class Y.

If you want to sell shares that you purchased recently, the Fund may delay payment until it verifies that it has received good payment.

If you hold your shares through a financial institution, you can sell shares by contacting your investment professional, or an Authorized Dealer or Sub-designee, for more information. Important note: Each institution or professional may have its own procedures and requirements for selling shares and may charge fees. If you purchased shares through the Fund's transfer agent, you may sell them as explained below.

If you sell Class A shares and then repurchase Class A shares of the Fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   13

UBS U.S. Large Cap Equity Fund
------------------------------------------------------------------------

The Fund reserves the right to pay redemptions "in kind" (i.e., payment in securities rather than cash) if the amount you are redeeming is large enough to affect the Fund's operations (for example, if it represents more than $250,000 or 1% of the Fund's assets). In these cases, you might incur brokerage costs converting the securities to cash.

It costs the Fund money to maintain shareholder accounts. Therefore, the Fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. If the Fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. The Fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the Fund's net asset value.

EXCHANGING SHARES

You may exchange Class A, Class B or Class C shares of the Fund for shares of the same class of most other Family Funds (except that you may not exchange shares into the GAM Money Market Account and Class B shares of the Fund are not exchangeable with Class B shares of any of the GAM funds). You may not exchange Class Y shares.

You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares. You may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. The Fund will use the date of your original share purchase to determine whether you must pay a deferred sales charge when you sell the shares of the Fund acquired in the exchange.

Other Family Funds may have different minimum investment amounts. You may not be able to exchange your shares if your exchange is not as large as the minimum investment amount in that other Fund.

You may exchange shares of one Fund for shares of another Family Fund only after the first purchase has settled and the first Family Fund has received your payment.

If you hold your Fund shares through a financial institution, you may exchange your shares by placing an order with that institution. If you hold Fund shares through the Fund's transfer agent, you may exchange your shares as explained below.

The Fund may modify or terminate the exchange privilege at any time.

TRANSFER AGENT

If you wish to invest in any of the Family Funds through the Fund's transfer agent, PFPC Inc., you can obtain an application by calling 1-800-647-1568. You must complete and sign the application and mail it, along with a check to the transfer agent.

You may also sell or exchange your shares by writing to the Fund's transfer agent. Your letter must include:

- Your name and address;

- Your account number;

- The name of the Fund whose shares you are selling, and if exchanging shares, the name of the Family Fund whose shares you want to buy;

- The dollar amount or number of shares you want to sell and/or exchange; and

- A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing

--------------------------------------------------------------------------------
14                                                   UBS Global Asset Management

UBS U.S. Large Cap Equity Fund
------------------------------------------------------------------------

  agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The Fund will not accept signature guarantees that are not part of these programs.

Applications to purchase shares (along with a check), and letters requesting redemptions of shares or exchanges of shares through the transfer agent should be mailed to:

    PFPC Inc.
    Attention: UBS Mutual Funds
    P. O. Box 8950
    Wilmington, DE 19899

You do not have to complete an application when you make additional investments in the same Fund.

PRICING AND VALUATION

The price at which you may buy, sell or exchange Fund shares is based on net asset value per share. The Fund calculates net asset value on days that the New York Stock Exchange ("NYSE") is open. The Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Fund does not price its shares, on most national holidays and on Good Friday.

Your price for buying, selling or exchanging shares of the Fund will be based on the net asset value (adjusted for any applicable sales charges) that is next calculated after the Fund receives your order in good form. If you place your order through a financial institution, your investment professional is responsible for making sure that your order is promptly sent to the Fund.

The Fund calculates its net asset value based on the current market value of its portfolio securities. The Fund normally obtains market values for its securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the Fund's Board of Trustees. The Fund normally uses the amortized cost method to value bonds that will mature in 60 days or less.

Judgement plays a greater role in valuing thinly traded securities, including many lower-rated bonds, because there is less reliable, objective data available.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   15

UBS U.S. Large Cap Equity Fund
------------------------------------------------------------------------

Management

INVESTMENT ADVISOR

UBS Global Asset Management (Americas) Inc. (the "Advisor"), a Delaware corporation located at One North Wacker Drive Chicago, IL 60606, is an investment advisor registered with the U.S. Securities and Exchange Commission. As of June 30, 2002, the Advisor had approximately $37 billion in assets under management. The Advisor is an indirect, wholly owned subsidiary of UBS AG ("UBS"), which had approximately $411 billion in assets under management as of June 30, 2002. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.

PORTFOLIO MANAGEMENT

Investment decisions for the Fund are made by an investment management team at the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases.

ADVISORY FEES

The investment advisory fee (expressed as a percentage of average net assets) payable to the Advisor, before fee waivers and/or expense reimbursements, if applicable, by the Fund is 0.70%.

Prior to July 1, 2002, the Fund was subject to an irrevocable fee waiver and expense reimbursement agreement. At a meeting held on June 28, 2002, the shareholders of the Fund approved the proposal to eliminate the irrevocable fee waiver and expense reimbursement arrangement that had been in place for the Fund. In accordance with such proposal, the irrevocable fee waiver and expense reimbursement arrangement has been replaced by a one-year contractual fee waiver and/or expense reimbursement agreement in which the Advisor has contractually agreed to waive its fees and/or reimburse certain expenses so that total operating expenses (excluding 12b-1 fees) of the Fund do not exceed 0.80%. The contractual fee waiver and/or expense reimbursement arrangement will remain in place for the Fund's fiscal year ending June 30, 2003. Thereafter, the expense limit for the Fund will be reviewed each year, at which time the continuation of the expense limit will be discussed by the Advisor and the Board of Trustees. The contractual fee waiver agreement also provides that the Advisor is entitled to reimbursement of fees it waived and/or expenses it reimbursed for a period of three years following such fee waivers and expense reimbursements, provided that the reimbursement by the Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund.

The Board has approved the submission of a Plan of Reorganization (the "Plan") to shareholders of the Fund under which substantially all of the assets of the Fund would be transferred to UBS U.S. Value Equity Fund (the "Value Fund"), another series of the Trust, in exchange for shares of the Value Fund ("Reorganization"). Under the Plan, shareholders of each class of the Fund then would receive shares of the corresponding class of the Value Fund equal in value to their investment in the Fund. The Reorganization is intended to be a tax-free transaction.

The Reorganization was approved by shareholders of the Fund at a Special Meeting of Shareholders

--------------------------------------------------------------------------------
16                                                   UBS Global Asset Management

UBS U.S. Large Cap Equity Fund
------------------------------------------------------------------------

on September 25, 2002 (the "Meeting"). Shareholders of the Fund who held shares on July 19, 2002, the record date for the Meeting, are entitled to vote on the Reorganization. The Reorganization is expected to occur on October 4, 2002 or as soon as practicable thereafter.

You may continue to purchase, redeem and exchange shares of the Fund as described in this prospectus. However, it is expected that new purchases of and exchanges into the Fund will not be permitted commencing approximately five business days prior to the date on which the Reorganization is to be effected.

ADMINISTRATOR

UBS Global Asset Management (US) Inc. ("UBS Global AM"), located at 51 West 52nd Street, New York, NY 10019-6114, is the administrator of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS. The Fund pays UBS Global AM at the annual contract rate of 0.075% of its average daily net assets for administrative services.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   17

UBS U.S. Large Cap Equity Fund
------------------------------------------------------------------------

Dividends and Taxes

DIVIDENDS AND DISTRIBUTIONS

Income dividends are normally declared, and paid, by the Fund annually. Capital gains, if any, are distributed in December. The amount of any distributions will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions.

Classes with higher expenses are expected to have lower income dividends. For example, Class B and Class C shares are expected to have the lowest dividends of the Fund's shares, while Class Y shares are expected to have the highest.

You will receive income dividends and capital gain distributions in additional shares of the same class of the Fund unless you notify your investment professional in writing that you elect to receive them in cash. Distribution options may be changed at any time by requesting a change in writing. Dividends and distributions are reinvested on the reinvestment date at the net asset value determined at the close of business on that date.

If you invest in the Fund shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution.

TAXES

In general, if you are a taxable investor, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year.

By law, the Fund must withhold a portion of your taxable distributions and redemption proceeds unless you:

- provide your correct social security or taxpayer identification number,

- certify that this number is correct,

- certify that you are not subject to backup withholding, and

- certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so.

When you sell your shares in the Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Family Fund is the same as a sale.

Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. Any foreign taxes the Fund pays on its investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.

--------------------------------------------------------------------------------
18                                                   UBS Global Asset Management

UBS U.S. Large Cap Equity Fund
------------------------------------------------------------------------

Financial Highlights

The following financial highlights tables are intended to help you understand the Fund's financial performance for the past five years. The tables show information for the Fund's Class Y shares (formerly Class I shares), Class A shares (formerly Class N shares), Class B shares and Class C shares. Certain information reflects financial results for a single Fund share. In the tables, "total return" represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been derived from the Fund's financial statements.

The selected financial information in the following tables has been audited by the Fund's independent auditors, whose unqualified report thereon (the "Report") appears in the Fund's Annual Report to Shareholders dated June 30, 2002 (the "Annual Report"). Additional performance and financial data and related notes are contained in the Annual Report, which is available without charge upon request. The Fund's financial statements for the fiscal year ended June 30, 2002 and the Report are incorporated by reference into the SAI.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   19

UBS U.S. Large Cap Equity Fund
------------------------------------------------------------------------

                                              CLASS Y SHARES (FORMERLY CLASS I)
                                         (COMMENCEMENT OF OPERATIONS APRIL 6, 1998)
                                                     YEAR ENDED JUNE 30
                              -----------------------------------------------------------------
                                2002          2001          2000          1999          1998*
                              ---------     ---------     ---------     ---------     ---------
Net asset value,
  beginning of period....     $   8.18      $   7.48      $  11.13      $   9.80      $  10.00
                              --------      --------      --------      --------      --------
Income (loss) from
  investment operations:
  Net investment
    income...............         0.07**        0.08**        0.09**        0.11**        0.02
  Net realized and
    unrealized gain
    (loss)...............        (0.94)         0.82         (2.68)         1.31         (0.20)
                              --------      --------      --------      --------      --------
    Total income (loss)
      from investment
      operations.........        (0.87)         0.90         (2.59)         1.42         (0.18)
                              --------      --------      --------      --------      --------
Less distributions:
  Distributions from net
    investment income....        (0.04)        (0.20)        (0.11)        (0.09)        (0.02)
  Distributions from net
    realized gains.......           --            --         (0.95)           --            --
                              --------      --------      --------      --------      --------
    Total
      distributions......        (0.04)        (0.20)        (1.06)        (0.09)        (0.02)
                              --------      --------      --------      --------      --------
Net asset value, end of
  period.................     $   7.27      $   8.18      $   7.48      $  11.13      $   9.80
                              ========      ========      ========      ========      ========
Total return+............     (10.73)%        12.12%      (23.95)%        14.54%       (1.83)%#
                              ========      ========      ========      ========      ========
Ratios/Supplemental data:
Net assets, end of period
  (in 000s)..............     $  2,562      $  2,859      $ 15,758      $ 22,668      $    154
Ratio of expenses to
  average net assets:
  Before expense
    reimbursement and
    earnings credits.....        3.06%         2.03%         1.27%         1.29%         1.59%***
  After expense
    reimbursement and
    earnings credits.....        0.80%         0.80%         0.80%         0.80%         0.80%***
Ratio of net investment
  income to average net
  assets:
  Before expense
    reimbursement and
    earnings credits.....      (1.37)%       (0.25)%         0.70%         0.57%         0.52%***
  After expense
    reimbursement and
    earnings credits.....        0.89%         0.98%         1.17%         1.06%         1.31%***
Portfolio turnover
  rate...................         256%           94%          174%           88%           12%

  * For the period April 6, 1998 (commencement of investment operations) through June 30, 1998.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  #  The return is non-annualized.

--------------------------------------------------------------------------------
20                                                   UBS Global Asset Management

UBS U.S. Large Cap Equity Fund
------------------------------------------------------------------------

Financial Highlights (Continued)

                                              CLASS A SHARES (FORMERLY CLASS N)
                                         (COMMENCEMENT OF OPERATIONS APRIL 6, 1998)
                                                     YEAR ENDED JUNE 30,
                              -----------------------------------------------------------------
                                2002          2001          2000          1999         1998(A)
                              ---------     ---------     ---------     ---------     ---------
Net asset value,
  beginning of period....     $   8.24      $   7.51      $  11.13      $   9.78      $  10.00
                              --------      --------      --------      --------      --------
Income (loss) from
  investment operations:
  Net investment
    income...............         0.05**        0.06**        0.07**        0.09**        0.02
  Net realized and
    unrealized gain
    (loss)...............        (0.94)         0.82         (2.68)         1.31         (0.23)
                              --------      --------      --------      --------      --------
    Total income (loss)
      from investment
      operations.........        (0.89)         0.88         (2.61)         1.40         (0.21)
                              --------      --------      --------      --------      --------
Less distributions:
  Distributions from net
    investment income....        (0.04)        (0.15)        (0.06)        (0.05)        (0.01)
  Distributions from net
    realized gains.......           --            --         (0.95)           --            --
                              --------      --------      --------      --------      --------
    Total
      distributions......        (0.04)        (0.15)        (1.01)        (0.05)        (0.01)
                              --------      --------      --------      --------      --------
Net asset value, end of
  period.................     $   7.31      $   8.24      $   7.51      $  11.13      $   9.78
                              ========      ========      ========      ========      ========
Total return+............     (10.89)%        11.74%      (24.12)%        14.40%       (2.02)%#
                              ========      ========      ========      ========      ========
Ratios/Supplemental data:
Net assets, end of period
  (in 000s)..............     $    263      $     20      $     35      $  3,756      $ 16,033
Ratio of expenses to
  average net assets:
  Before expense
    reimbursement and
    earnings credits.....        4.89%         2.28%         1.52%         1.54%         1.84%***
  After expense
    reimbursement and
    earnings credits.....        1.05%         1.05%         1.05%         1.05%         1.05%***
Ratio of net investment
  income to average net
  assets:
  Before expense
    reimbursement and
    earnings credits.....      (3.16)%       (0.49)%         0.45%         0.32%         0.27%***
  After expense
    reimbursement and
    earnings credits.....        0.68%         0.74%         0.92%         0.81%         1.06%***
Portfolio turnover
  rate...................         256%           94%          174%           88%           12%

(a) For the period April 6, 1998 (commencement of investment operations) through June 30, 1998.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  +  The returns do not include sales charges.
  #  The return is non-annualized.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   21

UBS U.S. Large Cap Equity Fund
------------------------------------------------------------------------

                                                         FOR THE
                                                      PERIOD ENDED
                     CLASS B                         JUNE 30, 2002*
--------------------------------------------------  -----------------
Net asset value, beginning of period..............    $       7.85
                                                      ------------
Income (loss) from investment operations:
  Net investment income...........................           (0.01)**
  Net realized and unrealized loss................           (0.53)
                                                      ------------
    Total loss from investment operations.........           (0.54)
                                                      ------------
Less distributions:
  Distributions from net investment income........           (0.04)
                                                      ------------
Net asset value, end of period....................    $       7.27
                                                      ============
Total return......................................         (6.98)%++
                                                      ============
Ratios/Supplemental data:
  Net assets, end of period (in 000s).............    $         94
Ratio of expenses to average net assets:
  Before expense reimbursement and earnings
    credits.......................................           6.35%***
  After expense reimbursement and earnings
    credits.......................................           1.80%***
Ratio of net investment income to average net
  assets:
  Before expense reimbursement and earnings
    credits.......................................         (4.68)%***
  After expense reimbursement and earnings
    credits.......................................         (0.13)%***
Portfolio turnover rate...........................            256%
                                                      ------------

  * For the period November 28, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
 ++  The return does not include sales charges and is non-annualized.

--------------------------------------------------------------------------------
22                                                   UBS Global Asset Management

UBS U.S. Large Cap Equity Fund
------------------------------------------------------------------------

                                                          FOR THE
                                                       PERIOD ENDED
                     CLASS C                         JUNE 30, 2002(A)
--------------------------------------------------  -------------------
Net asset value, beginning of period..............     $        8.03
                                                       -------------
Income (loss) from investment operations:
  Net investment income...........................                --**
  Net realized and unrealized loss................             (0.74)
                                                       -------------
    Total loss from investment operations.........             (0.74)
                                                       -------------
Net asset value, end of period....................     $        7.29
                                                       =============
Total return......................................           (9.22)%++
                                                       =============
Ratios/Supplemental data:
  Net assets, end of period (in 000s).............     $         212
Ratio of expenses to average net assets:
  Before expense reimbursement and earnings
    credits.......................................             9.04%***
  After expense reimbursement and earnings
    credits.......................................             1.80%***
Ratio of net investment income to average net
  assets:
  Before expense reimbursement and earnings
    credits.......................................           (7.55)%***
  After expense reimbursement and earnings
    credits.......................................           (0.31)%***
Portfolio turnover rate...........................              256%

(a)  For the period May 8, 2002 (commencement of issuance) through June 30,
     2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
 ++  The return does not include sales charges and is non-annualized.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   23

If you want more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund and is incorporated by reference into this prospectus.

You may discuss your questions about the Fund by contacting your investment professional. You may obtain free copies of the Fund's annual and semi-annual reports and the SAI by contacting the Fund directly at 1-800-647-1568.

You may review and copy information about the Fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-202-942-8090. You can get copies of reports and other information about the Fund:

- For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102; or

- Free from the EDGAR Database on the SEC's Internet website at: http://www.sec.gov.

[UBS GLOBAL ASSET MANAGEMENT LOGO]

  UBS U.S. Large Cap
  Equity Fund
   Prospectus

The UBS Funds
Investment Company Act File No. 811-6637

                                 THE UBS FUNDS
                             ONE NORTH WACKER DRIVE
                            CHICAGO, ILLINOIS 60606


                      STATEMENT OF ADDITIONAL INFORMATION
                            DATED SEPTEMBER 30, 2002



    The following funds (the "Funds") are series of The UBS Funds, an open-end management investment company (the "Trust"):



UBS U.S. Bond Fund                                   UBS U.S. Small Cap Growth Fund
UBS High Yield Fund                                  UBS U.S. Real Estate Equity Fund
UBS U.S. Balanced Fund                               UBS Global Allocation Fund
UBS U.S. Equity Fund                                 UBS Global Equity Fund
UBS U.S. Value Equity Fund                           UBS Global Bond Fund
UBS U.S. Large Cap Equity Fund                       UBS International Equity Fund
UBS U.S. Large Cap Growth Fund                       UBS Emerging Markets Debt Fund
UBS U.S. Small Cap Equity Fund                       UBS Emerging Markets Equity Fund



    UBS Global Asset Management (Americas) Inc., an indirect wholly owned subsidiary of UBS AG ("UBS"), serves as the investment advisor for the Funds. UBS Global Asset Management (US) Inc. ("UBS Global AM") serves as the administrator and underwriter for the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS.


    Portions of the Funds' Annual Report to Shareholders are incorporated by reference into this Statement of Additional Information ("SAI"). The Annual Report accompanies this SAI. You may obtain additional copies of the Funds' Annual Report without charge by calling toll-free 1-800-647-1568.


    This SAI is not a prospectus and should be read only in conjunction with the Funds' current Prospectuses, dated September 30, 2002. A copy of the Prospectuses may be obtained by calling your investment professional or by calling the Trust toll-free at 1-800-647-1568. The Prospectuses contain more complete information about the Funds. You should read them carefully before investing.


                               TABLE OF CONTENTS


GENERAL INFORMATION ABOUT THE TRUST.........................      4
  Diversification Status....................................      4
  General Definitions.......................................      4
INVESTMENT STRATEGIES.......................................      5
INVESTMENTS RELATING TO ALL FUNDS...........................      5
  Cash and Cash Equivalents.................................      5
  Repurchase Agreements.....................................      6
  Reverse Repurchase Agreements.............................      6
  Borrowing.................................................      7
  Loans of Portfolio Securities.............................      7
  Swaps.....................................................      7
  Futures...................................................      8
  Options...................................................      9
  Index Options.............................................     11
  Special Risks of Options on Indices.......................     11
  Rule 144A and Illiquid Securities.........................     12
  Investment Company Securities and Investments in
    Affiliated Investment Companies.........................     13
  Issuer Location...........................................     14
  Other Investments.........................................     14

INVESTMENTS RELATING TO THE UBS GLOBAL ALLOCATION FUND, UBS
  GLOBAL EQUITY FUND, UBS U.S. BALANCED FUND, UBS U.S.
  EQUITY FUND, UBS U.S. VALUE EQUITY FUND, UBS U.S. LARGE
  CAP EQUITY FUND, UBS U.S. LARGE CAP GROWTH FUND, UBS U.S.
  SMALL CAP EQUITY FUND, UBS U.S. SMALL CAP GROWTH FUND, UBS
  U.S. REAL ESTATE EQUITY FUND, UBS HIGH YIELD FUND, UBS
  INTERNATIONAL EQUITY FUND AND UBS EMERGING MARKETS EQUITY
  FUND......................................................     14
  Equity Securities.........................................     14
  Exchange-Traded Index Securities..........................     15
INVESTMENTS RELATING TO THE UBS GLOBAL FUNDS, UBS U.S. VALUE
  EQUITY FUND, UBS U.S. LARGE CAP GROWTH FUND, UBS U.S.
  SMALL CAP EQUITY FUND, UBS U.S. SMALL CAP GROWTH FUND, UBS
  U.S. REAL ESTATE EQUITY FUND AND UBS HIGH YIELD FUND......     15
  Eurodollar Securities.....................................     15
  Foreign Securities........................................     15
  Forward Foreign Currency Contracts........................     15
  Non-Deliverable Forwards..................................     16
  Options on Foreign Currencies.............................     16
  Short Sales...............................................     17
INVESTMENTS RELATING TO THE UBS GLOBAL ALLOCATION FUND, UBS
  GLOBAL BOND FUND, UBS U.S. BALANCED FUND, UBS U.S. REAL
  ESTATE EQUITY FUND, UBS U.S. BOND FUND, UBS HIGH YIELD
  FUND, UBS EMERGING MARKETS DEBT FUND AND UBS EMERGING
  MARKETS EQUITY FUND.......................................     18
  Lower Rated Debt Securities...............................     18
  Pay-In-Kind Bonds.........................................     19
  Convertible Securities....................................     19
  When-Issued Securities....................................     19
  Mortgage-Backed Securities and Mortgage Pass-Through
    Securities..............................................     19
  Collateralized Mortgage Obligations ("CMOs") and Real
    Estate Mortgage Investment Conduits ("REMICs")..........     21
  Dollar Rolls..............................................     22
  Other Mortgage-Backed Securities..........................     22
  Asset-Backed Securities...................................     22
  Zero Coupon and Delayed Interest Securities...............     23
INVESTMENTS RELATING TO THE UBS GLOBAL ALLOCATION FUND, UBS
  GLOBAL EQUITY FUND, UBS HIGH YIELD FUND, UBS INTERNATIONAL
  EQUITY FUND, UBS EMERGING MARKETS DEBT FUND AND UBS
  EMERGING MARKETS EQUITY FUND..............................     25
  Emerging Markets Investments..............................     25
  Risks of Investing in Emerging Markets....................     26
  Investments in Russian Securities.........................     28
  UBS Global Allocation Fund--Asset Allocation..............     28
  Real Estate Equity Securities and Real Estate Investment
    Trusts (REITS)..........................................     29
SECONDARY RISKS.............................................     29
INVESTMENT RESTRICTIONS.....................................     29
MANAGEMENT OF THE TRUST.....................................     32
  Trustees and Officers.....................................     32
  Compensation Table........................................     35
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.........     36
INVESTMENT ADVISORY, PRINCIPAL UNDERWRITING AND OTHER
  SERVICE ARRANGEMENTS......................................     58
  Advisor...................................................     58
  Sub-Advisor...............................................     62

  Administrative, Accounting and Custody Services...........     62
  Principal Underwriting Arrangements.......................     63
  Prior Distribution Arrangements...........................     69
  Transfer Agency Services..................................     70
  Independent Auditors......................................     70
  Legal Counsel.............................................     70
  Personal Trading Policies.................................     70
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS............     71
  Portfolio Turnover........................................     73
SHARES OF BENEFICIAL INTEREST...............................     74
REDUCED SALES CHARGES, ADDITIONAL EXCHANGE AND REDEMPTION
  INFORMATION AND OTHER SERVICES............................     75
  Sales Charge Reductions and Waivers.......................     75
  Automatic Cash Withdrawal Plan............................     77
  Individual Retirement Accounts............................     78
  Transfer of Accounts......................................     78
  Transfer of Securities....................................     78
CONVERSION OF CLASS B SHARES................................     78
NET ASSET VALUE.............................................     79
TAXATION....................................................     79
  Additional Information on Distributions and Taxes.........     79
  Distributions.............................................     79
  Investments in Foreign Securities.........................     80
  Taxes.....................................................     80
  Redemption of Shares......................................     81
PERFORMANCE CALCULATIONS....................................     82
  Total Return..............................................     83
  Yield.....................................................     95
FINANCIAL STATEMENTS AND REPORTS OF INDEPENDENT AUDITORS....     96
CORPORATE DEBT RATINGS--APPENDIX A..........................    A-1
SECONDARY RISKS--APPENDIX B.................................    B-1

                      GENERAL INFORMATION ABOUT THE TRUST


    The Trust currently offers shares of the following sixteen series, representing separate portfolios of investments: UBS U.S. Bond Fund, UBS High Yield Fund, UBS U.S. Balanced Fund, UBS U.S. Equity Fund, UBS U.S. Value Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Equity Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Real Estate Equity Fund, UBS Global Allocation Fund (formerly known as UBS Global Balanced
Fund), UBS Global Equity Fund, UBS Global Bond Fund, UBS International Equity Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund. The Trust currently offers four classes of shares for each Fund: the Class A shares (formerly known as the Class N shares), the Class B shares, the Class C shares and the Class Y shares (formerly known as the Class I shares). Class A shares have a front-end sales charge, a contingent deferred sales charge ("CDSC") in the first year of ownership, and are subject to annual 12b-1 plan service fees of 0.25% of average daily net assets of the respective Fund. Class B shares have a CDSC and are subject to annual 12b-1 distribution fees of 0.75% of average daily net assets, as well as annual 12b-1 plan service fees of 0.25% of average daily net assets. Class C shares have a front-end sales charge and a CDSC, and are subject to annual 12b-1 distribution fees of 0.50% or 0.75% of average daily net assets, as well as annual 12b-1 plan service fees of 0.25% of average daily net assets. Class Y shares, which are designed primarily for institutional investors, have no sales charges and are not subject to annual 12b-1 plan expenses. The Trust was organized as a Delaware business trust on December 1, 1993.


DIVERSIFICATION STATUS

    Each of the UBS U.S. Bond Fund, UBS High Yield Fund, UBS U.S. Balanced Fund, UBS U.S. Equity Fund, UBS U.S. Value Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Global Allocation Fund, UBS Global Equity Fund and UBS International Equity Fund is "diversified" as that term is defined in the Investment Company Act of 1940, as amended (the "Act"). Each of the UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Equity Fund, UBS U.S. Real Estate Equity Fund, UBS Global Bond Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund is classified as "non-diversified" for purposes of the Act, which means that each Fund is not limited by the Act with regard to the portion of its assets that may be invested in the securities of a single issuer. To the extent that a non-diversified Fund makes investments in excess of 5% of its total assets in the securities of a particular issuer, its exposure to the risks associated with that issuer is increased. Because each non-diversified Fund may invest in a limited number of issuers, the performance of particular securities may adversely affect the performance of the Fund or subject the Fund to greater price volatility than that experienced by diversified investment companies.

GENERAL DEFINITIONS

    As used throughout this SAI, the following terms shall have the meanings listed:

    "Act" shall mean the Investment Company Act of 1940, as amended.

    "Administrator" or "UBS Global AM" shall mean UBS Global Asset Management
(US) Inc., which serves as the Funds' administrator.

    "Advisor" shall mean UBS Global Asset Management (Americas) Inc., which serves as the Funds' investment advisor.

    "Board" shall mean the Board of Trustees of the Trust.

    "Code" shall mean the Internal Revenue Code of 1986, as amended.

    "Equity Funds" shall mean the UBS U.S. Balanced Fund, UBS U.S. Equity Fund, UBS U.S. Value Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S Large Cap Growth Fund, UBS U.S. Small Cap Equity Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Real Estate Equity Fund, UBS Global Allocation Fund, UBS Global Equity Fund, UBS International Equity Fund and UBS Emerging Markets Equity Fund.

    "Family Funds" shall mean the Funds and other funds for which UBS Global Asset Management (US) Inc. or any of its affiliates serves as principal underwriter.

    "Fixed Income Funds" shall mean the UBS U.S. Bond Fund, UBS High Yield Fund, UBS Global Bond Fund and UBS Emerging Markets Debt Fund.

    "Funds" or "Series" shall mean collectively the UBS Global Allocation Fund, UBS Global Equity Fund, UBS Global Bond Fund, UBS U.S. Balanced Fund, UBS U.S. Equity Fund, UBS U.S. Value Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S Large Cap Growth Fund, UBS U.S. Small Cap Equity Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Real Estate Equity Fund, UBS U.S. Bond Fund, UBS High Yield Fund, UBS International Equity Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund (or individually, a "Fund" or a "Series").


    "Moody's" shall mean Moody's Investors Service, Inc.


    "SEC" shall mean the U.S. Securities and Exchange Commission.

    "S&P" shall mean Standard & Poor's Ratings Group.

    "Sub-Advisor" shall mean UBS Global Asset Management (New York) Inc., which serves as the sub-advisor to the UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Real Estate Equity Fund and UBS High Yield Fund.

    "Sub-Advised Funds" shall mean the UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Real Estate Equity Fund and UBS High Yield Fund.

    "Trust" shall mean The UBS Funds, an open-end management investment company registered under the Act.

    "UBS Global Funds" shall mean collectively the UBS Global Allocation Fund, UBS Global Equity Fund, UBS Global Bond Fund, UBS International Equity Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund (or individually, a "UBS Global Fund").

    "Underwriter" or "UBS Global AM" shall mean UBS Global Asset Management (US) Inc., which serves as the Funds' underwriter.

    "U.S. Funds" shall mean collectively the UBS U.S. Balanced Fund, UBS U.S. Equity Fund, UBS U.S. Value Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Equity Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Real Estate Equity Fund, UBS U.S. Bond Fund and UBS High Yield Fund (or individually, a "U.S. Fund").

    "1933 Act" shall mean the Securities Act of 1933, as amended.

                             INVESTMENT STRATEGIES

    The following discussion of investment techniques and instruments supplements and should be read in conjunction with the investment objectives and policies set forth in the Prospectuses of the Funds. The investment practices described below, except for the discussion of percentage limitations with respect to portfolio loan transactions and borrowing, are not fundamental and may be changed by the Board without the approval of the shareholders.

                       INVESTMENTS RELATING TO ALL FUNDS

CASH AND CASH EQUIVALENTS

    The Series may invest a portion of their assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, the U.S. government and its agencies and instrumentalities and banks and finance companies, which may be denominated in any currency. The Series may also invest a portion of their assets in shares issued by money market mutual funds. When unusual market conditions warrant, a Series may make substantial temporary defensive investments in cash equivalents up to a maximum of 100% of its net assets. Cash equivalent holdings may be in any currency (although such holdings may not constitute "cash or cash equivalents" for tax diversification purposes under the Code). When a Series invests for defensive purposes, it may affect the attainment of the Series' investment objective.

    Under the terms of an exemptive order issued by the SEC, each Series may invest cash (i) held for temporary defensive purposes; (ii) not invested pending investment in securities; (iii) that is set aside to cover an obligation or commitment of the Series to purchase securities or other assets at a later date;
(iv) to be invested on a strategic management basis (i-iv are herein referred to as "Uninvested Cash"); and (v) collateral that it receives from the borrowers of its portfolio securities in connection with the Series' securities lending program, in a series of shares of UBS Supplementary Trust (the "Supplementary Trust Series"). UBS Supplementary Trust is a private investment pool which has retained the Advisor to manage its investments. The Trustees of the Trust also serve as Trustees of the UBS Supplementary Trust. The Supplementary Trust
Series invests in U.S. dollar denominated money market instruments having a dollar-weighted average maturity of 90 days or less, and operates in accordance with Rule 2a-7 under the Act. A Series' investment of Uninvested Cash in shares of the Supplementary Trust Series will not exceed 25% of the Series' total assets. In the event that the Advisor waives 100% of its investment advisory fee with respect to a Series, as calculated monthly, then that Series will be unable to invest in the Supplementary Trust Series until additional investment advisory fees are owed by the Series.

REPURCHASE AGREEMENTS

    When a Series enters into a repurchase agreement, it purchases securities from a bank or broker-dealer which simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements are considered under the Act to be collateralized loans by a Series to the seller secured by the securities transferred to the Series. Repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. A Series may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreement, together with any other illiquid securities held by the Series, would exceed 15% of the value of the net assets of the Series.

    Repurchase agreements are securities for purposes of the tax diversification requirements that must be met for pass-through treatment under the Code. Accordingly, each Series will limit the value of its repurchase agreements on each of the quarterly testing dates to ensure compliance with Subchapter M of the Code.

REVERSE REPURCHASE AGREEMENTS

    Reverse repurchase agreements involve sales of portfolio securities of a Series to member banks of the Federal Reserve System or securities dealers believed creditworthy, concurrently with an agreement by the Series to repurchase the same securities at a later date at a fixed price which is generally equal to the original sales price plus interest. A Series retains record ownership and the right to receive interest and principal payments on the portfolio securities involved. In connection with each reverse repurchase transaction, a Series will direct its custodian bank to place cash, U.S. government securities, equity securities and/or investment and non-investment grade debt securities in a segregated account of the Series in an amount equal to the repurchase price. Any assets designated as segregated by a Series with respect to any reverse repurchase agreements, when-issued securities, options, futures, forward contracts or other derivative transactions shall be liquid, unencumbered and marked-to-market daily (any such assets designated as segregated are referred to in this SAI as "Segregated Assets"), and such Segregated Assets shall be maintained in accordance with pertinent positions of the SEC.

    A reverse repurchase agreement involves the risk that the market value of the securities retained by a Series may decline below the price of the securities the Series has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Series' use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Series' obligation to repurchase the securities. Reverse repurchase agreements are considered borrowings by the Series and as such, are subject to the same investment limitations.

BORROWING


    The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. A Series will not borrow money in excess of 33 1/3% of the value of its total assets. A Series has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank with the required asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, a Series shall, within three days thereafter (not including Sundays or holidays), or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. A Series will not pledge more than 10% of its net assets, or issue senior securities as defined in the Act, except for notes to banks and reverse repurchase agreements.


LOANS OF PORTFOLIO SECURITIES

    The Series may lend portfolio securities to qualified broker--dealers and financial institutions pursuant to agreements provided: (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned; (2) a Series may call the loan at any time and receive the securities loaned; (3) a Series will receive any interest or dividends paid on the loaned securities; and
(4) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the respective Series.

    Collateral will consist of U.S. and non-U.S. securities, cash equivalents or irrevocable letters of credit. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral. Therefore, a Series will only enter into portfolio loans after a review of all pertinent factors by the Advisor under the supervision of the Board, including the creditworthiness of the borrower and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Advisor.

SWAPS

    The Series (except for the UBS Global Equity Fund, UBS U.S. Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Growth Fund, UBS High Yield Fund and UBS International Equity Fund) may engage in swaps, including but not limited to interest rate, currency and index swaps and the purchase or sale of related caps, floors, collars and other derivative instruments. A Series expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio's duration, to protect against any increase in the price of securities the Series anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

    Interest rate swaps involve the exchange by a Series with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

    The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

    The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If the Advisor is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Series will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Series' risk of loss consists of the net amount of interest payments that the Series is contractually entitled to receive. Under Internal Revenue Service rules, any lump sum payment received or due under the notional principal contract must be amortized over the life of the contract using the appropriate methodology prescribed by the Internal Revenue Service.

    The equity swaps in which all aforementioned Series intend to invest involve agreements with a counterparty. The return to the Series on any equity swap contact will be the total return on the notional amount of the contract as if it were invested in the stocks comprising the contract index in exchange for an interest component based on the notional amount of the agreement. A Series will only enter into an equity swap contract on a net basis, i.e., the two parties' obligations are netted out, with the Series paying or receiving, as the case may be, only the net amount of the payments. Payments under an equity swap contract may be made at the conclusion of the contract or periodically during its term.

    If there is a default by the counterparty to a swap contract, the Series will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that a swap contract counterparty will be able to meet its obligations pursuant to a swap contract or that, in the event of a default, the Series will succeed in pursuing contractual remedies. The Series thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract. However, the amount at risk is only the net unrealized gain, if any, on the swap, not the entire notional amount. The Advisor will closely monitor, subject to the oversight of the Board, the creditworthiness of swap counterparties in order to minimize the risk of swaps.

    The Advisor and the Trust do not believe that the Series' obligations under swap contracts are senior securities and, accordingly, the Series will not treat them as being subject to its borrowing or senior securities restrictions. However, the net amount of the excess, if any, of a Series' obligations over its entitlements with respect to each swap contract will be accrued on a daily basis and an amount of Segregated Assets having an aggregate market value at least equal to the accrued excess will be segregated in accordance with SEC positions. To the extent that a Series cannot dispose of a swap in the ordinary course of business within seven days at approximately the value at which the Series has valued the swap, the Series will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Series' net assets.

FUTURES

    The Series may enter into contracts for the purchase or sale for future delivery of securities and indices. The UBS Global Funds, UBS U.S. Value Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Equity Fund, UBS U.S. Small Cap Growth Fund, UBS High Yield Fund and UBS U.S. Real Estate Equity Fund may also enter into contracts for the purchase or sale for future delivery of foreign currencies.

    A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to a Series of the securities or foreign currency called for by the contract at a specified price during a specified future month. When a futures contract is sold, a Series incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date during a specified future month. A
Series may enter into futures contracts and engage in options transactions related thereto to the extent that not more than 5% of the Series' total assets are required as futures contract margin deposits and premiums on options, and may engage in such transactions to the extent that obligations relating to such futures and related options on futures transactions represent not more than 25% of the Series' total assets.

    When a Series enters into a futures transaction, it must deliver to the futures commission merchant selected by the Series an amount referred to as "initial margin." This amount is maintained by the futures commission merchant in a segregated account at the custodian bank. Thereafter, a "variation margin" may be paid by the Series to, or drawn by the Series from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract. The
Series may also effect futures transactions through futures commission merchants who are affiliated with the Advisor or the Series in accordance with procedures adopted by the Board.

    The Series will enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission for sale to customers in the United States, on foreign exchanges. In addition, all of the Series may sell stock index futures in anticipation of or during a market decline to attempt to offset the decrease in market value of their common stocks that might otherwise result; and they may purchase such contracts in order to offset increases in the cost of common stocks that they intend to purchase. Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract.

    While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.

    The Series may enter into futures contracts to protect against the adverse affects of fluctuations in security prices, interest or foreign exchange rates without actually buying or selling the securities or foreign currency. For example, if interest rates are expected to increase, a Series might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Series. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Series would increase at approximately the same rate, thereby keeping the net asset value of the Series from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Series could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Series could then buy debt securities on the cash market. The Series may also enter into futures contracts as a low cost method for gaining exposure to a particular securities market without directly investing in those securities.

    To the extent that market prices move in an unexpected direction, a Series may not achieve the anticipated benefits of futures contracts or may realize a loss. For example, if a Series is hedged against the possibility of an increase in interest rates which would adversely affect the price of securities held in its portfolio and interest rates decrease instead, the Series would lose part or all of the benefit of the increased value which it has because it would have offsetting losses in its futures position. In addition, in such situations, if the Series had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. A Series may be required to sell securities at a time when it may be disadvantageous to do so.

OPTIONS

    The Series may purchase and write call or put options on foreign or U.S. securities and indices and enter into related closing transactions, but will only engage in option strategies for non-speculative purposes. A Series may also purchase exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific industry.


    The U.S. Funds may invest in options that are listed on U.S. exchanges or traded over-the-counter and the UBS Global Funds, UBS U.S. Equity Fund, UBS U.S. Value Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Equity Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Real Estate Equity Fund and UBS High Yield Fund may invest in options that are either listed on U.S. or recognized foreign exchanges or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on a Series' ability to effectively hedge its securities. The Series have been notified by the SEC that it considers over-the-counter options to be illiquid. Accordingly, a Series will only invest in such options to the extent consistent with its 15% limit on investments in illiquid securities.


    PURCHASING CALL OPTIONS--The Series may purchase call options on securities to the extent that premiums paid by a Series do not aggregate more than 20% of the Series' total assets. When a Series purchases a call option, in return for a premium paid by the Series to the writer of the option, the Series obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that a Series may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with transactions.

    A Series may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Series will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Series will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

    Although the Series will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that a Series would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Series may expire without any value to the Series, in which event the Series would realize a capital loss which will be short-term unless the option was held for more than one year.

    COVERED CALL WRITING--A Series may write covered call options from time to time on such portions of its portfolio, without limit, as the Advisor determines is appropriate in seeking to achieve the Series' investment objective. The advantage to a Series of writing covered calls is that the Series receives a premium which is additional income. However, if the security rises in value, the Series may not fully participate in the market appreciation.

    During the option period for a covered call option, the writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction, in which a Series, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written, cannot be effected once the option writer has received an exercise notice for such option.

    Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Series to write another call option on the underlying security with either a different exercise price or expiration date or both. A Series may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

    If a call option expires unexercised, the Series will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Series will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

    The Series will write call options only on a covered basis, which means that a Series will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, a Series would be required to continue to hold a security which it might otherwise wish to sell or deliver a security it would want to hold. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

    PURCHASING PUT OPTIONS--The Series may only purchase put options to the extent that the premiums on all outstanding put options do not exceed 20% of a Series' total assets. A Series will, at all times during which it holds a put option, own the security covered by such option. With regard to the writing of put options, each Series will limit the aggregate value of the obligations underlying such put options to 50% of its total assets.

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    A put option purchased by a Series gives it the right to sell one of its securities for an agreed price up to an agreed date. The Series intend to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Series to protect unrealized gains in an appreciated security in their portfolios without actually selling the security. If the security does not drop in value, a Series will lose the value of the premium paid. A Series may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

    The Series may sell a put option purchased on individual portfolio securities. Additionally, the Series may enter into closing sale transactions. A closing sale transaction is one in which a Series, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

    WRITING PUT OPTIONS--The Series may also write put options on a secured basis which means that a Series will maintain in a segregated account with its custodian Segregated Assets in an amount not less than the exercise price of the option at all times during the option period. The amount of Segregated Assets held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Series. Secured put options will generally be written in circumstances where the Advisor wishes to purchase the underlying security for a Series' portfolio at a price lower than the current market price of the security. In such event, a Series would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

    Following the writing of a put option, a Series may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The Series may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

INDEX OPTIONS

    The Series may purchase exchange-listed call options on stock and fixed income indices depending upon whether a Series is an equity or bond series and sell such options in closing sale transactions for hedging purposes. A
Series may purchase call options on broad market indices to temporarily achieve market exposure when the Series is not fully invested.

    In addition, the Series may purchase put options on stock and fixed income indices and sell such options in closing sale transactions for hedging purposes. A Series may purchase put options on broad market indices in order to protect its fully invested portfolio from a general market decline. Put options on market segments may be bought to protect a Series from a decline in value of heavily weighted industries in the Series' portfolio. Put options on stock and fixed income indices may also be used to protect a Series' investments in the case of a major redemption.

    The Series may also write (sell) put and call options on stock and fixed income indices. While the option is open, a Series will maintain a segregated account with its custodian in an amount equal to the market value of the option.

    Options on indices are similar to regular options except that an option on an index gives the holder the right, upon exercise, to receive an amount of cash if the closing level of the index upon which the option is based is greater than (in the case of a call) or lesser than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The indices on which options are traded include both U.S. and non-U.S. markets.

SPECIAL RISKS OF OPTIONS ON INDICES

    The Series' purchases of options on indices will subject them to the risks described below.

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    Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Series will realize gain or loss on the purchase of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by a Series of options on indices is subject to the Advisor's ability to predict correctly the direction of movements in the market generally or in a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

    Index prices may be distorted if trading of a substantial number of securities included in the index is interrupted causing the trading of options on that index to be halted. If a trading halt occurred, a Series would not be able to close out options which it had purchased and the Series may incur losses if the underlying index moved adversely before trading resumed. If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

    If a Series holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall 'out-of-the-money,' the Series will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although a Series may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising the option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

RULE 144A AND ILLIQUID SECURITIES

    The Series may invest in securities that are exempt under Rule 144A from the registration requirements of the 1933 Act. Those securities purchased under Rule 144A are traded among qualified institutional investors.

    The Board has instructed the Advisor to consider the following factors in determining the liquidity of a security purchased under Rule 144A: (i) the security can be sold within seven days at approximately the same amount at which it is valued by the Series; (ii) there is reasonable assurance that the security will remain marketable throughout the period it is expected to be held by the Series, taking into account the actual frequency of trades and quotations for the security (expected frequency in the case of initial offerings); (iii) at least two dealers make a market in the security; (iv) there are at least three sources from which a price for the security is readily available;
(v) settlement is made in a "regular way" for the type of security at issue;
(vi) for Rule 144A securities that are also exempt from registration under
Section 3(c)(7) of the Act, there is a sufficient market of "qualified purchasers" (as defined in the Act) to assure that it will remain marketable throughout the period it is expected to be held by the Series. Although having delegated the day-to-day functions, the Board will continue to monitor and periodically review the Advisor's selection of Rule 144A securities, as well as the Advisor's determinations as to their liquidity. Investing in securities under Rule 144A could have the effect of increasing the level of a Series' illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a security under Rule 144A, however, the Board and the Advisor will continue to monitor the liquidity of that security to ensure that each Series has no more than 15% of its net assets in illiquid securities.

    The Series will limit investments in securities of issuers which the Series are restricted from selling to the public without registration under the 1933 Act to no more than 15% of the Series' net assets, excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid pursuant to a policy and procedures adopted by the Trust's Board which includes continuing oversight by the Board. The UBS U.S. Small Cap Equity Fund may invest up to 10% of its net assets in equity securities or interests in non-public companies that are expected to have an initial public offering within 18 months.

    If the Advisor determines that a security purchased in reliance on Rule 144A which was previously determined to be liquid, is no longer liquid and, as a result, the Series' holdings of illiquid securities exceed the Series' 15% limit on investment in such securities, the Advisor will determine what action shall be taken to

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ensure that the Series continue to adhere to such limitation, including disposing of illiquid assets which may include such Rule 144A securities.

INVESTMENT COMPANY SECURITIES AND INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES

    Subject to the provisions of any exemptive orders issued by the SEC (as described in the following paragraphs), securities of other investment companies may be acquired by each Series to the extent that such purchases are consistent with that Series' investment objectives and restrictions and are permitted under the Act. The Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Series' total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Series' total assets will be invested in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Series. Certain exceptions to these limitations may apply. As a shareholder of another investment company, a Series would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses that such a Series would bear in connection with its own operations.


    The Series may invest in securities issued by other registered investment companies advised by the Advisor pursuant to exemptive relief granted by the SEC. The Series will invest in corresponding portfolios of UBS Relationship Funds only to the extent that the Advisor determines that such investments are a more efficient means for the Series to gain exposure to the asset classes referred to below than by the Series investing directly in individual securities. For example, to gain exposure to equity and fixed income securities of issuers located in emerging market countries, the UBS Global Allocation Fund, UBS Global Equity Fund and UBS International Equity Fund may invest that portion of their assets allocated to emerging market investments in the UBS Emerging Markets Equity Relationship Fund and, in the case of the UBS Global Allocation Fund, the UBS Emerging Markets Debt Relationship Fund. The investment objective of the UBS Emerging Markets Equity Relationship Fund and the UBS Emerging Markets Debt Relationship Fund is to maximize total return, consisting of capital appreciation and current income, while controlling risk. Under normal circumstances, the UBS Emerging Markets Equity Relationship Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities that are tied economically to emerging market countries. Under normal circumstances, at least 80% of the net assets (plus borrowings for investment purposes, if any) of the UBS Emerging Markets Debt Relationship Fund are invested in debt securities and derivative instruments related thereto that are tied economically to emerging market countries. Securities tied economically to emerging market countries include debt securities issued by governments, government-related entities (including participations in loans between governments and financial institutions), corporations and entities organized to restructure outstanding debt of issuers in emerging markets and instruments whose return is derived from any of the foregoing. The UBS Emerging Markets Equity Relationship Fund is permitted to invest in the same types of securities that the UBS Global Allocation Fund, UBS Global Equity Fund and UBS International Equity Fund may invest in directly, and the UBS Emerging Markets Debt Relationship Fund is permitted to invest in the same types of securities that the UBS Global Allocation Fund may invest in directly.



    In lieu of investing directly in certain high yield, higher risk securities, the UBS Global Allocation Fund may invest a portion of its assets in the UBS High Yield Relationship Fund. The investment objective of the UBS High Yield Relationship Fund is to maximize total return, consisting of capital appreciation and current income, while controlling risk. Under normal circumstances, the UBS High Yield Relationship Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in fixed income securities that provide higher yields and are lower rated. High yield, lower rated fixed income securities are those rated below investment grade. The UBS Global Allocation Fund currently intends to limit its investment in non-investment grade debt securities to no more than 10% of its net assets. Any investment in the UBS High Yield Relationship Fund will be considered within this limitation.



    In lieu of investing directly in equity securities issued by companies with relatively small overall market capitalizations, the UBS Global Allocation Fund may invest a portion of its assets in the UBS U.S. Small Cap Equity Relationship Fund. The investment objective of the UBS U.S. Small Cap Equity Relationship Fund is to maximize total U.S. dollar return, consisting of capital appreciation and current income, while controlling risk.

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Under normal circumstances, the UBS Small Cap Equity Relationship Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S. small capitalization companies.



    Each portfolio of UBS Relationship Funds in which the UBS Global Allocation Fund, UBS Global Equity Fund and UBS International Equity Fund may invest is permitted to invest in the same securities of a particular asset class in which the UBS Global Allocation Fund, UBS Global Equity Fund and UBS International Equity Fund are permitted to invest directly, and with similar risks. Pursuant to undertakings with the SEC, the UBS Global Allocation Fund, UBS Global Equity Fund and UBS International Equity Fund will not be subject to the imposition of double management or administration fees with respect to their investments in portfolios of UBS Relationship Funds.


ISSUER LOCATION

    The Advisor considers a number of factors to determine whether an investment is tied to a particular country, including whether: the investment is issued or guaranteed by a particular government or any of its agencies, political subdivisions, or instrumentalities; the investment has its primary trading market in a particular country; the issuer is organized under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in a particular country; the investment is included in an index representative of a particular country or region; and the investment is exposed to the economic fortunes and risks of a particular country.

OTHER INVESTMENTS

    The Board may, in the future, authorize a Series to invest in securities other than those listed in this SAI and in the Prospectus, provided such investment would be consistent with that Series' investment objective and that it would not violate any fundamental investment policies or restrictions applicable to that Series.

            INVESTMENTS RELATING TO THE UBS GLOBAL ALLOCATION FUND,
                UBS GLOBAL EQUITY FUND, UBS U.S. BALANCED FUND,
               UBS U.S. EQUITY FUND, UBS U.S. VALUE EQUITY FUND,
        UBS U.S. LARGE CAP EQUITY FUND, UBS U.S. LARGE CAP GROWTH FUND,
        UBS U.S. SMALL CAP EQUITY FUND, UBS U.S. SMALL CAP GROWTH FUND,
             UBS U.S. REAL ESTATE EQUITY FUND, UBS HIGH YIELD FUND,
       UBS INTERNATIONAL EQUITY FUND AND UBS EMERGING MARKETS EQUITY FUND

EQUITY SECURITIES


    The Series may invest in a broad range of equity securities of U.S. and non-U.S. issuers, including common stocks of companies or closed-end investment companies, preferred stocks, debt securities convertible into or exchangeable for common stock, securities such as warrants or rights that are convertible into common stock and sponsored or unsponsored American, European and Global depositary receipts ("Depositary Receipts"). The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. The Series, except for the UBS U.S. Small Cap Equity Fund, UBS U.S. Small Cap Growth Fund and UBS U.S. Real Estate Equity Fund, expect their U.S. equity investments to emphasize large and intermediate capitalization companies. The UBS U.S. Small Cap Equity Fund and UBS U.S. Small Cap Growth Fund expect their U.S. equity investments to emphasize small capitalization companies. The UBS Global Allocation Fund, UBS U.S. Equity Fund. UBS Global Equity Fund and UBS International Equity Fund may also invest in small capitalization companies. The equity markets in the non-U.S. component of the Series will typically include available shares of larger capitalization companies. Capitalization levels are measured relative to specific markets, thus large, intermediate and small capitalization ranges vary country by country. The UBS Global Allocation Fund and UBS U.S. Small Cap Equity Fund may invest in equity securities of companies considered by the Advisor to be in their post-venture capital stage, or "post-venture capital companies." A post-venture capital company is a company that has received venture capital financing either:
(a) during the early stages of the company's existence or the early stages of the development of a new product or service, or (b) as part of a restructuring or recapitalization of the company. The UBS U.S. Small Cap Equity Fund may invest up to 20% of its total assets in small capitalization equity securities of publicly traded foreign corporations that were financed by venture capital partnerships. The UBS Global Allocation Fund, UBS Global Equity Fund, UBS International

Equity Fund and UBS Emerging Markets Equity Fund may invest in equity securities of issuers in emerging markets and in securities with respect to which the return is derived from the equity securities of issuers in emerging markets.


EXCHANGE-TRADED INDEX SECURITIES

    Subject to the limitations on investment in investment company securities and their own investment objectives, the Series may invest in exchange-traded index securities that are currently operational and that may be developed in the future. Exchange-traded index securities generally trade on the American Stock Exchange or New York Stock Exchange and are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of the investment. These securities generally bear certain operational expenses. To the extent a Series invests in these securities, the Series must bear these expenses in addition to the expenses of its own operation.


   INVESTMENTS RELATING TO THE UBS GLOBAL FUNDS, UBS U.S. VALUE EQUITY FUND,
         UBS U.S LARGE CAP GROWTH FUND, UBS U.S. SMALL CAP EQUITY FUND,
        UBS U.S. SMALL CAP GROWTH FUND, UBS U.S. REAL ESTATE EQUITY FUND
                            AND UBS HIGH YIELD FUND


EURODOLLAR SECURITIES

    The UBS Global Bond Fund, UBS U.S. Value Equity Fund, UBS U.S. Small Cap Equity Fund, UBS U.S. Real Estate Equity Fund, UBS High Yield Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund may invest in Eurodollar securities, which are fixed income securities of a U.S. issuer or a foreign issuer that are issued outside the United States. Interest and dividends on Eurodollar securities are payable in U.S. dollars.

FOREIGN SECURITIES

    Investors should recognize that investing in foreign issuers involves certain considerations, including those set forth in the Series' Prospectuses, which are not typically associated with investing in U.S. issuers. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Series may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Series will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The investment policies of the Series permit them to enter into forward foreign currency exchange contracts, futures, options and interest rate swaps (in the case of the UBS Global Funds) in order to hedge portfolio holdings and commitments against changes in the level of future currency rates.

FORWARD FOREIGN CURRENCY CONTRACTS

    The Series may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk.

    Forward foreign currency contracts are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. The Series will account for forward contracts by marking-to-market each day at current forward contract values.

    A Series will only enter into forward contracts to sell, for a fixed amount of U.S. dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Series enters into a forward contract to sell an amount of foreign currency, the Series' custodian or sub-custodian will place Segregated Assets in a segregated account of the Series in an amount not less than the value of the Series' total assets committed to the consummation of such forward contracts. If the additional Segregated Assets placed in the segregated account decline, additional cash or securities will be placed in the

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account on a daily basis so that the value of the account will equal the amount of the Series' commitments with respect to such contracts.

NON-DELIVERABLE FORWARDS

    The Series may, from time to time, engage in non-deliverable forward transactions to manage currency risk. A non-deliverable forward is a transaction that represents an agreement between a Series and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Series and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction's notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

    When a Series enters into a non-deliverable forward transaction, the Series' custodian will place Segregated Assets in a segregated account of the Series in an amount not less than the value of the Series' total assets committed to the consummation of such non-deliverable forward transaction. If the additional Segregated Assets placed in the segregated account decline in value or the amount of the Series' commitment increases because of changes in currency rates, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Series' commitments under the non-deliverable forward agreement.

    Since a Series generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation under the agreement. If the counterparty defaults, a Series will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, a Series will succeed in pursuing contractual remedies. The
Series thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions.

    In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, a Series could sustain losses on the non-deliverable forward transaction. A Series' investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the U.S. dollar or other currencies.

OPTIONS ON FOREIGN CURRENCIES

    The Series also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the Series' exposure to changes in currency exchange rates. The
Series may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Series may purchase put options on the foreign currency. If the dollar price of the currency does decline, a Series will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

    Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the dollar price of such securities, the Series may purchase call options on such currency.

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    The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to the Series to be derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Series could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

    The Series may write options on foreign currencies for the same types of hedging purposes. For example, where a Series anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of portfolio securities will be offset by the amount of the premium received.

    Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Series could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Series to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Series would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Series also may be required to forego all or a portion of the benefit which might otherwise have been obtained from favorable movements in exchange rates.

    The Series may write covered call options on foreign currencies. A call option written on a foreign currency by a Series is "covered" if the Series owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the custodian bank) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Series has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the difference is maintained by the Series in Segregated Assets in a segregated account with its custodian bank.

    With respect to writing put options, at the time the put is written, a Series will establish a segregated account with its custodian bank consisting of Segregated Assets in an amount equal in value to the amount the Series will be required to pay upon exercise of the put. The account will be maintained until the put is exercised, has expired, or the Series has purchased a closing put of the same series as the one previously written.

SHORT SALES

    The UBS U.S. Value Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Equity Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Real Estate Equity Fund, UBS High Yield Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund may from time to time sell securities short. In the event that the Advisor anticipates that the price of a security will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. The Series will only enter into short sales for hedging purposes. The Series will incur a profit or a loss, depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Series must replace the borrowed security. All short sales will be fully collateralized and a Series will not sell securities short if immediately after and as a result of the short sale, the value of all securities sold short by the Series exceeds 25% of its total assets. Each Series will also limit short sales of any one issuer's securities to 2% of its total assets and to 2% of any one class of the issuer's securities. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include that possible losses from short sales may be unlimited (e.g., if the price of a stock sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and a Series may be unable to replace a borrowed security sold short.

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            INVESTMENTS RELATING TO THE UBS GLOBAL ALLOCATION FUND,
                 UBS GLOBAL BOND FUND, UBS U.S. BALANCED FUND,
                UBS U.S. REAL ESTATE EQUITY FUND, UBS U.S. BOND
           FUND, UBS HIGH YIELD FUND, UBS EMERGING MARKETS DEBT FUND
                      AND UBS EMERGING MARKETS EQUITY FUND

    The following discussion applies to the UBS Global Allocation Fund, UBS Global Bond Fund, UBS U.S. Balanced Fund, UBS U.S. Real Estate Equity Fund, UBS U.S. Bond Fund, UBS High Yield Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund, except as otherwise noted.

LOWER RATED DEBT SECURITIES

    Fixed income securities rated lower than Baa by Moody's or BBB by S&P are below investment grade and are considered to be of poor standing and predominantly speculative. Such securities ("lower rated securities") are commonly referred to as "junk bonds" and are subject to a substantial degree of credit risk. Lower rated securities may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also, lower rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

    In the past, the high yields from lower rated securities have more than compensated for the higher default rates on such securities. However, there can be no assurance that diversification will protect the Series from widespread bond defaults brought about by a sustained economic downturn, or that yields will continue to offset default rates on lower rated securities in the future. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by the issuer is significantly greater for the holders of lower rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer. Further, an economic recession may result in default levels with respect to such securities in excess of historic averages.

    The value of lower rated securities will be influenced not only by changing interest rates, but also by the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated securities may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates.

    Especially at such times, trading in the secondary market for lower rated securities may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for lower rated securities may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high yield market and purchasers of lower rated securities are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, lower rated securities prices may become more volatile and the Series' ability to dispose of particular issues when necessary to meet the Series' liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer may be adversely affected.

    Lower rated securities frequently have call or redemption features that would permit an issuer to repurchase the security from the Series. If a call were exercised by the issuer during a period of declining interest rates, the Series likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Series and any dividends to investors.

    Besides credit and liquidity concerns, prices for lower rated securities may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers or mergers. Such legislation may significantly depress the prices of outstanding lower rated securities. A description of various corporate debt ratings appears in Appendix A to this SAI.

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
    Securities issued by foreign issuers rated below investment grade entail greater risks than higher rated securities, including risk of untimely interest and principal payment, default, price volatility and may present problems of liquidity, valuation and currency risk. The UBS High Yield Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund do not intend to limit investments in lower rated securities.

PAY-IN-KIND BONDS


    The UBS Global Allocation Fund, UBS U.S. Real Estate Equity Fund, UBS High Yield Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund may invest in pay-in-kind bonds. Pay-in-kind bonds are securities that pay interest through the issuance of additional bonds. The Series will be deemed to receive interest over the life of such bonds and may be treated for federal income tax purposes as if interest were paid on a current basis, although no cash interest payments are received by the Series until the cash payment date or until the bonds mature.


CONVERTIBLE SECURITIES (ALSO FOR UBS U.S. VALUE EQUITY FUND, UBS U.S. LARGE CAP
  GROWTH FUND, UBS U.S. SMALL CAP EQUITY FUND, UBS U.S. SMALL CAP GROWTH FUND AND UBS U.S. REAL ESTATE EQUITY FUND)

    The Series may invest in convertible securities which generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The value of convertible securities may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock because they rank senior to common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder's claim on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.

WHEN-ISSUED SECURITIES (ALSO FOR UBS U.S. LARGE CAP GROWTH FUND AND UBS U.S.
  SMALL CAP GROWTH FUND)

    The Series may purchase securities offered on a "when-issued" or "forward delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or forward delivery security accrues to the purchaser. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that a Series will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Series makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of when-issued or forward delivery securities may be more or less than the purchase price. The Advisor does not believe that a Series' net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis. The Series will establish a segregated account in which it will maintain Segregated Assets equal in value to commitments for when-issued or forward delivery securities. The Segregated Assets maintained by the Series with respect to any when-issued or forward delivery securities shall be liquid, unencumbered and marked-to-market daily, and such Segregated Assets shall be maintained in accordance with pertinent SEC positions.

MORTGAGE-BACKED SECURITIES AND MORTGAGE PASS-THROUGH SECURITIES

    The Series may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. The Series may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations") and in other types of mortgage-related securities.

    The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by the Government National Mortgage Association ("GNMA") is backed by GNMA and the full faith and credit of the U.S. government. These guarantees, however, do not apply to the market value of Series shares. Also, securities issued by GNMA and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and would be lost if prepayment occurs. Mortgage-backed securities issued by U.S. government agencies or instrumentalities other than GNMA are not "full faith and credit" obligations. Certain obligations, such as those issued by the Federal Home Loan Bank are supported by the issuer's right to borrow from the U.S. Treasury, while others such as those issued by Fannie Mae, formerly known as the Federal National Mortgage Association, are supported only by the credit of the issuer. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities and reduce returns. The Series may agree to purchase or sell these securities with payment and delivery taking place at a future date. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose the Series to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a Series, the prepayment right of mortgagors may limit the increase in net asset value of the Series because the value of the mortgage-backed securities held by the Series may not appreciate as rapidly as the price of noncallable debt securities.

    Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-backed securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payments dates regardless of whether or not the mortgagor actually makes the payment.

    Any discount enjoyed on the purchases of a pass-through type mortgage-backed security will likely constitute market discount. As a Series receives principal payments, it will be required to treat as ordinary income an amount equal to the lesser of the amount of the payment or the "accrued market discount." Market discount is to be accrued either under a constant rate method or a proportional method. Pass-through type mortgage-backed securities purchased at a premium to face will be subject to a similar rule requiring recognition of an offset to ordinary interest income, an amount of premium attributable to the receipt of principal. The amount of premium recovered is to be determined using a method similar to that in place for market discount. A Series may elect to accrue market discount or amortize premium notwithstanding the amount of principal received but such election will apply to all bonds held and thereafter acquired unless permission is granted by the Commissioner of the Internal Revenue Service to change such method.

    The principal governmental guarantor of mortgage-related securities is GNMA, which is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages which are insured by the Federal Housing Authority or guaranteed by the Veterans Administration. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Series shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and should be viewed as an economic offset to interest to be earned. If prepayments occur, less interest will be earned and the value of the premium paid will be lost.

    Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include Fannie Mae and Freddie Mac (formerly known as the Federal Home Loan Mortgage Corporation). Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation of the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. government.

    Freddie Mac is a corporate instrumentality of the U.S. government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. Freddie Mac issues Participation Certificates ("PCs") which represent interests in conventional mortgages from Freddie Mac's national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

    Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Series' investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee or guarantees, even if through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet the Series' quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") AND REAL ESTATE MORTGAGE INVESTMENT
  CONDUITS ("REMICS")

    A CMO is a debt security on which interest and prepaid principal are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, Freddie Mac, or Fannie Mae and their income streams. Privately-issued CMOs tend to be more sensitive to interest rates than Government-issued CMOs.

    CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

    In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

    Most if not all newly-issued debt securities backed by pools of real estate mortgages will be issued as regular and residual interests in REMICs because, as of January 1, 1992, new CMOs which do not make REMIC elections will be treated as "taxable mortgage pools," a wholly undesirable tax result. Under certain transition rules, CMOs in existence on December 31, 1991 are unaffected by this change. The Series will purchase only regular interests in REMICs. REMIC regular interests are treated as debt of the REMIC and income/discount thereon must be accounted for on the "catch-up method," using a reasonable prepayment assumption under the original issue discount rules of the Code.

    CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately-issued CMOs, as described above, have been historically higher than yields on CMOs issued or guaranteed by U.S. government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government. Such instruments also tend to be more sensitive to interest rates than U.S. government-issued CMOs. The Series will not invest in subordinated privately-issued CMOs. For federal income tax purposes, the Series will be required to accrue income on CMOs and REMIC regular interests using the "catch-up" method, with an aggregate prepayment assumption.

DOLLAR ROLLS

    A Series may enter into dollar rolls in which the Series sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The
Series forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Series is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Series could also be compensated through receipt of fee income. The
Series intend to enter into dollar rolls only with government securities dealers recognized by the Federal Reserve Board, or with member banks of the Federal Reserve. The Trust does not believe the Series' obligations under dollar rolls are senior securities and accordingly, the Series, as a matter of non-fundamental policy, will not treat dollar rolls as being subject to its borrowing or senior securities restrictions. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

OTHER MORTGAGE-BACKED SECURITIES

    The Advisor expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with a Series' investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

ASSET-BACKED SECURITIES (ALSO FOR UBS U.S. LARGE CAP GROWTH FUND AND UBS U.S.
  SMALL CAP GROWTH FUND)

    The Series may invest a portion of their assets in debt obligations known as "asset-backed securities." Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., receivables on home equity and credit loans and receivables regarding automobile, credit card, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases). The UBS High Yield Fund will not invest in asset-backed securities with remaining effective maturities of less than thirteen months.

    Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the

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receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide that the Series pay the debt service on the debt obligations issued. The Series may invest in these and other types of asset-backed securities that may be developed in the future.

    The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. Such asset-backed securities are subject to the same prepayment risks as mortgage-backed securities. For federal income tax purposes, the Series will be required to accrue income on pay-through asset-backed securities using the "catch-up" method, with an aggregate prepayment assumption.

    The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as "pass-through certificates" or "collateralized obligations."

    Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payment, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

    Due to the shorter maturity of the collateral backing such securities, there is less of a risk of substantial prepayment than with mortgage-backed securities. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately, or in many cases, ever, established. In addition, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

    Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical credit information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

ZERO COUPON AND DELAYED INTEREST SECURITIES

    The Series may invest in zero coupon or delayed interest securities which pay no cash income until maturity or a specified date when the securities begin paying current interest (the "cash payment date") and are sold at substantial discounts from their value at maturity. When held to maturity or cash payment date, the entire income of such securities, which consists of accretion of discount, comes from the difference between the purchase price and their value at maturity or cash payment date. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities are generally more volatile and more likely to respond to changes in interest rates than the market prices of securities having similar maturities and credit qualities that pay interest periodically.

    Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

    Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS") and Certificate of Accrual on Treasuries ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities has stated that for federal tax and securities purposes, in its opinion, purchasers of such certificates, such as the Series, most likely will be deemed the beneficial holder of the underlying U.S. government securities. The Series will not treat such privately stripped obligations to be U.S. government securities for the purpose of determining if the Series is "diversified," or for any other purpose, under the Act.

    The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the U.S. Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Series will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

    When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself. These stripped securities are also treated as zero coupon securities with original issue discount for tax purposes.

            INVESTMENTS RELATING TO THE UBS GLOBAL ALLOCATION FUND,
       UBS GLOBAL BOND FUND, UBS GLOBAL EQUITY FUND, UBS HIGH YIELD FUND, UBS INTERNATIONAL EQUITY FUND, UBS EMERGING MARKETS DEBT FUND AND
                        UBS EMERGING MARKETS EQUITY FUND


EMERGING MARKETS INVESTMENTS

    The UBS Global Equity Fund and UBS International Equity Fund may each invest up to 15% of their total assets in equity securities of emerging market issuers, or securities with respect to which the return is derived from the equity securities of issuers in emerging markets. The UBS Global Allocation Fund may invest up to 10% of its total assets in equity securities of emerging market issuers, or securities with respect to which the return is derived from the equity securities of issuers in emerging markets, and up to 10% of its total assets in debt securities of emerging markets issuers, or securities with respect to which the return is derived from debt securities of issuers in emerging markets. The UBS Emerging Markets Debt Fund and the UBS Emerging Markets Equity Fund may invest substantially all of their assets in equity and debt securities of emerging market issuers, or securities with respect to which the return is derived from the equity or debt securities of issuers in emerging markets. The UBS High Yield Fund may invest up to 25% of its total assets in securities of foreign issuers, which may include securities of issuers in emerging markets. The Series also may invest in fixed income securities of emerging market issuers, including government and government-related entities (including participation in loans between governments and financial institutions), and of entities organized to restructure outstanding debt of such issuers. The Series also may invest in debt securities of corporate issuers in developing countries.

    The Series' investments in emerging market government and government-related securities may consist of: (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging countries (including participation in loans between governments and financial institutions), (ii) debt securities or obligations issued by government owned, controlled or sponsored entities located in emerging countries and (iii) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above.

    Except as noted, the Series' investments in the fixed income securities of emerging market issuers may include investments in Brady Bonds, Structured Securities, Loan Participation and Assignments (as such capitalized terms are defined below), and certain non-publicly traded securities.

    The UBS High Yield Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Bulgaria, Brazil, Costa Rica, Jordan, Mexico, Nigeria, the Philippines, Poland, Uruguay, Panama, Peru and Venezuela. Brady Bonds have been issued only in recent years, and for that reason do not have a very long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in over-the-counter secondary markets. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.

    Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative. There can be no assurance that the Brady Bonds in which the Series invests will not be subject to restructuring arrangements or to requests for a new credit which may cause the Series to suffer a loss of interest or principal in any of its holdings.

    The UBS High Yield Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund may invest a portion of its assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow of the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Series anticipate investing typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Series is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Thus, investments by the Series in Structured Securities will be limited by the Series' prohibition on investing more than 15% of its net assets in illiquid securities.

    The UBS High Yield Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). The Series' investments in Loans are expected in most instances to be in the form of a participation in loans ("Participation") and assignments of all or a portion of Loans ("Assignments") from third parties. The Series will have the right to receive payments of principal, interest and any fees to which they are entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Series may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participations. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. The Series will acquire the Participations only if the Lender interpositioned between the Series and the borrower is determined by the Advisor to be creditworthy.

    When the Series purchases Assignments from Lenders, it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Series as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

    The Series also may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities and limited partnerships. Investing in such unlisted emerging market equity securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities.

    The Series' investments in emerging market securities will at all times be limited by the Series' prohibition on investing more than 15% of its net assets in illiquid securities.

RISKS OF INVESTING IN EMERGING MARKETS


    There are additional risks inherent in investing in less developed countries which are applicable to the UBS Global Allocation Fund, UBS Global Bond Fund, UBS Global Equity Fund, UBS High Yield Fund, UBS International Equity Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund. The
Series consider a country to be an "emerging market" if it is defined as an emerging or developing economy by any one of the following: the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation, or the United Nations or its authorities. An emerging market security is a security issued by a government or other issuer that, in the opinion of the Advisor, has one or more of the following characteristics: (i) the principal trading market of the security is an emerging market; (ii) the primary revenue of the issuer (at least 50%) is generated from goods produced or sold, investments made, or services performed in an emerging market country; or
(iii) at least 50% of the assets of the issuer are situated in emerging market countries.


    Compared to the United States and other developed countries, emerging countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the Series may invest have historically experienced and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

    The ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the issuer's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a governmental issuer to obtain sufficient foreign exchange to service its external debt.

    As a result of the foregoing, a governmental issuer may default on its obligations. If such a default occurs, the Series may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting country itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

    The issuers of the government and government-related debt securities in which the Series expect to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign government and government-related debt securities in which the Series may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

    Payments to holders of the high yield, high risk, foreign debt securities in which the Series may invest may be subject to foreign withholding and other taxes. Although the holders of foreign government and government-related debt securities may be entitled to tax gross-up payments from the issuers of such instruments, there is no assurance that such payments will be made.

INVESTMENTS IN RUSSIAN SECURITIES

    The UBS Global Allocation Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund may invest in securities of Russian companies. The registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of shares of Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a Series could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a Series to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase or sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent a Series from investing in the securities of certain Russian companies deemed suitable by the Advisor and could cause a delay in the sale of Russian securities by the Series if the company deems a purchaser unsuitable, which may expose the Series to potential loss on its investment.

    In light of the risks described above, the Board has approved certain procedures concerning the Series' investments in Russian securities. Among these procedures is a requirement that the Series will not invest in the securities of a Russian company unless that issuer's registrar has entered into a contract with the Series' sub-custodian containing certain protective conditions including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Series. This requirement will likely have the effect of precluding investments in certain Russian companies that the Series would otherwise make.


UBS GLOBAL ALLOCATION FUND--ASSET ALLOCATION



    As set forth in the Fund's Prospectus, under normal market conditions, the Fund expects to allocate assets between fixed income securities and equity securities. The "Strategy Ranges" indicated below are the ranges within which the Fund generally expects to allocate its assets among the various asset classes. The Fund may exceed these Strategy Ranges and may modify them in the future.



ASSET CLASS                                 STRATEGY RANGES
-----------                                 ---------------
U.S. Equities............................      10 to 70%
Global (Ex-U.S.) Equities................       0 to 52%
Emerging Market Equities.................       0 to 13%
U.S. Fixed Income........................       0 to 51%
Global (Ex-U.S.) Fixed Income............       0 to 39%
High Yield Fixed Income..................       0 to 13%
Emerging Market Debt.....................       0 to 12%
Cash Equivalents.........................       0 to 50%

REAL ESTATE EQUITY SECURITIES AND REAL ESTATE INVESTMENT TRUSTS (REITS) (UBS
  U.S. REAL ESTATE EQUITY FUND ONLY)



    For purposes of UBS U.S. Real Estate Equity Fund's policy of investing at least 80% of its net assets, (plus borrowings for investment purposes, if any), the Fund considers the security of a company to be a real estate equity security if at least 50% of the issuer's assets (marked to market), gross income, or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. Real estate investment trusts ("REITs") pool investors' funds for investment, primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.



    A shareholder in the UBS U.S. Real Estate Equity Fund, by investing in REITs indirectly through the Series, will bear not only the shareholder's proportionate share of the expenses of the Series, but also, indirectly, the management expenses of the underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REIT's failure to maintain exemption from registration under the Act.


                                SECONDARY RISKS

    The principal risks of investing in each of the Funds is described in the "Principal Risks" section of the Prospectuses. The secondary risks of investing in each of the Funds are described in Appendix B hereto.

                            INVESTMENT RESTRICTIONS

    The investment restrictions set forth below are fundamental policies and may not be changed as to a Series without the approval of a majority of the outstanding voting securities (as defined in the Act) of the Series. Unless otherwise indicated, all percentage limitations listed below apply to the Series only at the time of the transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage that results from a relative change in values or from a change in a Series' total assets will not be considered a violation. Each Fund (except for UBS International Equity Fund) may not:


      (i) Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment:
          (a) more than 5% of the value of the Fund's total assets would be invested in such issuer; or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations (this limitation does not apply to the UBS U.S. Equity Fund, UBS Global Bond Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Equity Fund, UBS U.S. Real Estate Equity Fund, UBS Emerging Markets Equity Fund and UBS Emerging Markets Debt Fund);


     (ii) Purchase or sell real estate, except that the Fund may purchase or sell securities of real estate investment trusts;

     (iii) Purchase or sell commodities, except that the Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts;


     (iv) Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from: (a) making any permitted borrowings, loans or pledges; (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions; or (c) making short sales of securities up to 10% of the Fund's net assets to the extent permitted by the Act and any rule or order thereunder, or SEC staff interpretations thereof (this limitation does not apply to UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Value Equity Fund, UBS High Yield Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity
          Fund);



     (v) Make loans to other persons, except: (a) through the lending of its portfolio securities; (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans for investment purposes in accordance with its investment objectives and policies; and
         (c) to the extent the entry into a repurchase agreement is deemed to be a loan. With respect to UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Value Equity Fund, UBS U.S. Small Cap Equity Fund, UBS U.S. Real Estate Equity Fund, UBS High Yield Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund,
         (A) for purposes of (b), the Funds' restriction provides for the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with each Fund's investment objectives and policies, and (B) each Fund may also make loans to affiliated investment companies to the extent permitted by the Act or any exemptions therefrom that may be granted by the SEC;



     (vi) Borrow money in excess of 33 1/3% of the value of its assets, except as a temporary measure for extraordinary or emergency purposes to facilitate redemptions. All borrowings will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required (this limitation does not apply to UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Value Equity Fund, UBS U.S. Small Cap Equity Fund, UBS U.S. Real Estate Equity Fund, UBS High Yield Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund);



    (vii) Concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies) (this limitation does not apply to UBS U.S. Real Estate Equity Fund); and



    (viii) Act as an underwriter, except to the extent the Fund may be deemed to be an underwriter when selling its own shares (this limitation does not apply to UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Value Equity Fund, UBS U.S. Small Cap Equity Fund, UBS U.S. Real Estate Equity Fund, UBS High Yield Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund).


    In addition, pursuant to a fundamental investment policy, the UBS U.S. Bond Fund, under normal circumstances, invests at least 65% of its total assets in investment grade U.S. debt securities, with an initial maturity of more than one year.


    UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Value Equity Fund, UBS U.S. Small Cap Equity Fund, UBS U.S. Real Estate Equity Fund, UBS High Yield Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund may not:


      (i) Borrow money, except that the Fund may borrow money from banks to the extent permitted by the Act, or to the extent permitted by any exemptions therefrom which may be granted by the SEC, or for temporary or emergency purposes, and then in an amount not exceeding 33 1/3% of the value of the Fund's total assets (including the amount borrowed);

     (ii) Act as underwriter, except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares; and

     (iii) Issue securities senior to the Fund's presently authorized shares of beneficial interest, except this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages or pledges; (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the Act or any rule or order thereunder, or SEC staff interpretations thereof.

    UBS International Equity Fund and UBS U.S. Equity Fund may not:

         As to 75% of the total assets of the Fund, purchase the securities of any one issuer, other than securities issued by the U.S. government or its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the total assets of the Fund would be invested in securities of such issuer;

    UBS International Equity Fund may not:

      (i) Invest in real estate or interests in real estate (this will not prevent the Fund from investing in publicly-held REITs or marketable securities of companies which may represent indirect interests in real estate), interests in oil, gas and/or mineral exploration or development programs or leases;

     (ii) Purchase or sell commodities or commodity contracts, but may enter into futures contracts and options thereon in accordance with its Prospectus. Additionally, the Fund may engage in forward foreign currency contracts for hedging and non-hedging purposes;

     (iii) Make investments in securities for the purpose of exercising control over or management of the issuer;

     (iv) Purchase the securities of any one issuer if, immediately after such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer;

     (v) Sell securities short or purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions. For this purpose, the deposit or payment by the Fund for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin;

     (vi) Make loans, except that this restriction shall not prohibit (a) the purchase and holding of a portion of an issue of publicly distributed or privately placed debt securities, (b) the lending of portfolio securities, or (c) entry into repurchase agreements with banks or broker-dealers;

    (vii) Issue senior securities or borrow money in excess of 33 1/3% of the value of its total assets, except as a temporary measure for extraordinary or emergency purposes to facilitate redemptions. All borrowings will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's total assets, asset coverage of at least 300% is required. The Fund will not purchase securities when borrowings exceed 5% of the Fund's total assets;

    (viii) Purchase the securities of issuers conducting their principal business activities in the same industry, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, if immediately after such purchase, the value of the Fund's investments in such industry would exceed 25% of the value of the total assets of the Fund across several countries;

     (ix) Act as an underwriter of securities, except that, in connection with the disposition of a security, the Fund may be deemed to be an "underwriter" as that term is defined in the 1933 Act;

     (x) Invest in securities of any open-end investment company, except that
         (i) the Fund may purchase securities of money market mutual funds, and
         (ii) in accordance with any exemptive order obtained from the SEC which permits investment by the Fund in other Series or other investment companies or series thereof advised by the Advisor. In addition, the Fund may acquire securities of other investment companies if the securities are acquired pursuant to a merger, consolidation, acquisition, plan of reorganization or a SEC approved offer of exchange;

     (xi) Invest in puts, calls, straddles or combinations thereof except to the extent disclosed in the Fund's Prospectus; and


    (xii) Invest more than 5% of its total assets in securities of companies less than three years old. Such three year periods shall include the operation of any predecessor company or companies.

                            MANAGEMENT OF THE TRUST

    The Trust is a Delaware business trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust. The Trustees elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Series.

    The Trustees and executive officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with the Advisor, are listed below.

                                                                                                          NUMBER OF
                                                TERM OF                   PRINICIPAL                    PORTFOLIOS IN
                            POSITION           OFFICE AND                OCCUPATION(S)                  FUND COMPLEX
NAME, ADDRESS               HELD WITH          LENGTH OF                  DURING PAST                     OVERSEEN
& AGE                         TRUST          TIME SERVED(1)                 5 YEARS                      BY TRUSTEE
------------------------  -------------   --------------------   -----------------------------  -----------------------------
NON-INTERESTED TRUSTEES
Walter E. Auch; 81        Trustee              Since 1994        Mr. Auch is retired. Prior     Mr. Auch is a trustee of
6001 N. 62nd Place                                               thereto, he was Chairman and   three investment companies
Paradise Valley, AZ                                              CEO of Chicago Board of        (consisting of 41 portfolios
85253                                                            Options Exchange (1979-1986).  for which UBS Global Asset
                                                                 He is also a Trustee of UBS    Management (US) Inc. ("UBS
                                                                 Supplementary Trust since      Global AM"), UBS Global Asset
                                                                 1997.                          Management (Americas) Inc.
                                                                                                ("UBS Global AM (Americas)")
                                                                                                or one of their affiliates
                                                                                                serves as investment advisor,
                                                                                                sub-advisor or manager.
Frank K. Reilly; 66       Chairman and         Since 1993        Mr. Reilly is a Professor at   Mr. Reilly is a director or
College of Business       Trustee                                the University of Notre Dame   trustee of four investment
Administration                                                   since 1982. He is also a       companies (consisting of 42
University of                                                    Trustee of UBS Supplementary   portfolios for which UBS
Notre Dame                                                       Trust since 1997. Mr. Reilly   Global AM, UBS Global AM
Notre Dame, IN                                                   was a Director of Battery      (Americas)) or one of their
46556-0399                                                       Park Funds, Inc.               affiliates serves as
                                                                 (1995-2001).                   investment advisor,
                                                                                                sub-advisor or manager.
Edward M. Roob; 67        Trustee              Since 1995        Mr. Roob is retired. Prior     Mr. Roob is a director or
841 Woodbine Lane                                                thereto, he was a Senior Vice  trustee of four investment
Northbrook, IL 60002                                             President of Daiwa Securities  companies (consisting of 42
                                                                 America Inc. (1986-1993). He   portfolios for which UBS
                                                                 is also a Trustee of UBS       Global AM, UBS Global AM
                                                                 Supplementary Trust since      (Americas)) or one of their
                                                                 1997 and Director of Brinson   affiliates serves as
                                                                 Trust Company since 1993.      investment advisor,
                                                                 Mr. Roob was a Committee       sub-advisor or manager.
                                                                 Member of the Chicago Stock
                                                                 Exchange from 1993-1999.


                                      OTHER
                                 DIRECTIONSHIPS
NAME, ADDRESS                        HELD BY
& AGE                                TRUSTEE
------------------------  -----------------------------
NON-INTERESTED TRUSTEES
Walter E. Auch; 81        Mr. Auch is a Trustee of
6001 N. 62nd Place        Advisors Series Trust since
Paradise Valley, AZ       1997 (16 portfolios); Smith
85253                     Barney Fund Complex since
                          1992 (27 portfolios);
                          Nicholas Applegate
                          Institutional Funds since
                          1992 (19 portfolios) and
                          Banyan Strategic Realty Trust
                          since 1998. He is also a
                          Director of Express America
                          Holdings Corp. since 1992 and
                          Semele Group Inc. since 1987.
Frank K. Reilly; 66       Mr. Reilly is a Director of
College of Business       Discover Bank since 1993;
Administration            Morgan Stanley Trust, FSB
University of             since 1996; and NIBCO, Inc.
Notre Dame                since 1993.
Notre Dame, IN
46556-0399
Edward M. Roob; 67        Mr. Roob is a Trustee of the
841 Woodbine Lane         CCM Fund Complex since 2001
Northbrook, IL 60002      (9 portfolios).


------------------------------

(1)   Each Trustee holds office for an indefinite term.


                                                TERM OF                       PRINICIPAL
                            POSITION           OFFICE AND                    OCCUPATION(S)
NAME, ADDRESS               HELD WITH          LENGTH OF                      DURING PAST
& AGE                         TRUST          TIME SERVED(1)                     5 YEARS
------------------------  -------------   --------------------   -------------------------------------
INTERESTED TRUSTEE
Brian M. Storms+; 48      Trustee and          Since 2001        Mr. Storms is chief executive officer
UBS Global Asset Man-     President                              (since July 2002), director and
agement (US) Inc., 51 W.                                         president of UBS Global AM (since
52nd St.,                                                        March 1999). He is also chief
New York, NY 10019                                               executive officer (since July 2002),
                                                                 a member of the board of directors
                                                                 and president of UBS Global AM
                                                                 (Americas) and UBS Global Asset
                                                                 Management (New York) Inc. (since
                                                                 October 2001). Mr. Storms was chief
                                                                 executive officer of UBS Global AM
                                                                 from October 2000 to September 2001
                                                                 and chief operating officer of UBS
                                                                 Global AM (Americas) and UBS Global
                                                                 AM (New York) from September 2001 to
                                                                 July 2002. He was a director or
                                                                 trustee of several investment
                                                                 companies in the UBS Family of Funds
                                                                 (1999-2001). He was president of
                                                                 Prudential Investments (1996-1999).
                                                                 Prior to joining Prudential
                                                                 Investments he was a managing
                                                                 director at Fidelity Investments.
                                                                 Mr. Storms is president and trustee
                                                                 of UBS Supplementary Trust since
                                                                 2001. Mr. Storms is president of 22
                                                                 investment companies (consisting of
                                                                 43 portfolios) for which UBS Global
                                                                 AM, UBS PaineWebber(SM) or one of
                                                                 their affiliates serves as invest-
                                                                 ment advisor or manager.

                                        NUMBER OF                    OTHER
                                      PORTFOLIOS IN               DIRECTION-
                                      FUND COMPLEX                   SHIPS
NAME, ADDRESS                           OVERSEEN                    HELD BY
& AGE                                  BY TRUSTEE                   TRUSTEE
------------------------  -------------------------------------  -------------
INTERESTED TRUSTEE
Brian M. Storms+; 48      Mr. Storms is a trustee of three       None
UBS Global Asset Man-     investment companies (consisting of
agement (US) Inc., 51 W.  41 portfolios for which UBS Global
52nd St.,                 AM, UBS Global AM (Americas)) or one
New York, NY 10019        of their affiliates serves as
                          investment advisor, sub-advisor or
                          manager.


------------------------------


(1)   Each Trustee holds office for an indefinite term.



+ Mr. Storms is an "interested person" of the Trust, as that term is defined in the Investment Company Act by virtue of his position with the advisor, UBS Global AM and/or UBS PaineWebber.

                                                              TERM OF
                                         POSITION            OFFICE AND
NAME, ADDRESS                            HELD WITH           LENGTH OF
& AGE                                      TRUST           TIME SERVED(1)
---------------------------------  ---------------------   --------------
OFFICERS
Amy R. Doberman*+; 40              Vice President and      Since 2001
                                   Secretary
Paul H. Schubert*+; 39             Treasurer and           Since 2001
                                   Principal Accounting
                                   Officer
David E. Floyd**+; 33              Assistant Secretary     Since 1998
David M. Goldenberg*+; 36          Vice President and      Since 2002
                                   Assistant Secretary
Mark F. Kemper**+; 44              Assistant Secretary     Since 1999
Joseph T. Malone*+; 35             Assistant Treasurer     Since 2001

                                                            PRINICIPAL
                                                          OCCUPATION(S)
NAME, ADDRESS                                              DURING PAST
& AGE                                                        5 YEARS
---------------------------------  ------------------------------------------------------------
OFFICERS
Amy R. Doberman*+; 40              Ms. Doberman is a managing director and general counsel of
                                   UBS Global AM (since 2000). From December 1997 through July
                                   2000, she was general counsel of Aeltus Investment
                                   Management, Inc. Prior to working at Aeltus, Ms. Doberman
                                   was assistant chief counsel of the SEC's Division of
                                   Investment Management. Ms. Doberman is vice president and
                                   secretary of UBS Supplementary Trust and a vice president
                                   and secretary of 24 investment companies (consisting of 82 portfolios) and vice president and assistant secretary of
                                   one investment company (consisting of 2 portfolios) for
                                   which UBS Global AM, UBS Global Asset Management (Americas)
                                   Inc. ("UBS Global AM (Americas)"), UBS PaineWebber or one of
                                   their affiliates serves as investment advisor, sub-advisor or manager.
Paul H. Schubert*+; 39             Mr. Schubert is an executive director and head of the mutual fund finance department of UBS Global AM (since 1997).
                                   Mr. Schubert is treasurer and principal accounting officer of UBS Supplementary Trust and of two investment companies
                                   (consisting of 39 portfolios) and a vice president and
                                   Treasurer of 22 investment companies (consisting of 43
                                   portfolios) and treasurer and chief financial officer of one investment company (consisting of 2 portfolios) for which
                                   UBS Global AM, UBS Global AM (Americas), UBS PaineWebber or
                                   one of their affiliates serves as investment advisor, sub-
                                   advisor or manager.
David E. Floyd**+; 33              Mr. Floyd is a director of UBS Global AM (Americas) (since
                                   2000). He was formerly an associate director of UBS Global
                                   Asset Management (Americas) Inc. 1998-2000 and an associate of UBS Global AM (Americas) 1994-1998; trust officer of UBS
                                   Global Asset Management Trust Company since 2000; and
                                   assistant trust officer of UBS Global Asset Management Trust
                                   Company 1993-2000. Mr. Floyd is an assistant secretary of
                                   UBS Supplementary Trust and two investment companies
                                   (consisting of 39 portfolios) for which UBS Global AM
                                   (Americas), UBS Global AM or one of their affiliates serves as investment advisor, sub-advisor or manager.
David M. Goldenberg*+; 36          Mr. Goldenberg is an executive director and deputy general counsel of UBS Global AM. From 2000-2002 he was director of legal affairs at Lazard Asset Management. Mr. Goldenberg was global director of compliance for SSB Citi Asset Management
                                   Group from 1998-2000. He was associate general counsel at
                                   Smith Barney Asset Management from 1996-1998. Prior to
                                   working at Smith Barney Asset Management, Mr. Goldenberg was branch chief and senior counsel of the SEC's Division of
                                   Investment Management. Mr. Goldenberg is vice president and assistant secretary of UBS Supplementary Trust and a vice
                                   president and assistant secretary of 24 investment companies
                                   (consisting of 82 portfolios) and a vice president and
                                   secretary of one investment company (consisting of 2
                                   portfolios) for which UBS Global AM, UBS Global AM
                                   (Americas), UBS PaineWebber or one of their affiliates
                                   serves as investment advisor, sub-advisor or manager.
Mark F. Kemper**+; 44              Mr. Kemper is an executive director of UBS Global AM
                                   (Americas) (since 2001). He was director of UBS Global AM
                                   (Americas) 1997-2000; partner of UBS Global AM (Americas)
                                   1993-1996; secretary of UBS Global AM (Americas) since 1999;
                                   assistant secretary of UBS Global AM (Americas) 1993-1999;
                                   assistant secretary of UBS Global Asset Management Trust
                                   Company since 1993. Secretary of UBS Global Asset Man-
                                   agement (New York) since 1998 and assistant secretary,
                                   Brinson Holdings, Inc. 1993-1998. Mr. Kemper is an
                                   assistant secretary of UBS Supplementary Trust and of two
                                   investment companies (consisting of 39 portfolios) for which
                                   UBS Global AM (Americas), UBS Global AM or one of their
                                   affiliates serves as investment advisor, sub-advisor or
                                   manager.
Joseph T. Malone*+; 35             Mr. Malone is a director and a senior manager of the mutual fund finance department of UBS Global AM (since June 2001).
                                   From August 2000 through June 2001, he was the controller at
                                   AEA Investors Inc. From March 1998 to August 2000,
                                   Mr. Malone was a manager within investment management
                                   services of PricewaterhouseCoopers LLC. Prior to March 1998, he was a vice president of the mutual fund services group of
                                   Bankers Trust & Co. Mr. Malone is an assistant treasurer of
                                   UBS Supplementary Trust and of three investment companies
                                   (consisting of 41 portfolios) for which UBS Global AM
                                   (Americas), UBS Global AM, UBS PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or
                                   manager.


------------------------------


* This person's business address is 51 West 52nd Street, New York, New York 10019-6114



** This person's business address is One North Wacker Drive, Chicago, Illinois 60606



+ Officers of the fund are appointed by the Trustees and serve at the pleasure of the board

INFORMATION ABOUT TRUSTEE OWNERSHIP OF SECURITEIS ISSUED BY UBS GLOBAL AM OR ANY
 COMPANY CONTROLLING, CONTROLLED BY OR UNDER COMMON CONTROL WITH UBS GLOBAL AM



    As of December 31, 2001, the Trustees did not own any securities issued by UBS Global AM or any company controlling, controlled by or under common control with UBS Global AM.



               INFORMATION ABOUT TRUSTEE OWNERSHIP OF FUND SHARES



                                                               AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                                                  REGISTERED INVESTMENT COMPANIES OVERSEEN BY
                                  DOLLAR RANGE OF EQUITY              TRUSTEE FOR WHICH UBS GLOBAL AM, UBS
                                    SECURITIES IN THE           PAINEWEBBER OR AN AFFILIATE SERVES AS INVESTMENT
TRUSTEE                                   TRUST+                        ADVISOR, SUB-ADVISOR OR MANAGER
-------                           ----------------------       --------------------------------------------------
Interested Trustee
--------------------------------
Brian M. Storms                                   None                                       None

Non-Interested Trustees
--------------------------------
Walter E. Auch                        $10,001--$50,000                           $10,001--$50,000
Frank K. Reilly                          Over $100,000                              Over $100,000
Edward M. Roob                           Over $100,000                              Over $100,000


--------------------------


+   Information regarding ownership is as of December 31, 2001.



NOTE REGARDING RANGES: In disclosing the dollar range of equity securities beneficially owned by a trustee in these columns, the following ranges will be used: (i) none; (ii) $1--$10,000; (iii) $10,001--$50,000;
(iv) $50,001--$100,000; or (v) over $100,000.


                               COMPENSATION TABLE

                                    TRUSTEES


                                                   AGGREGATE COMPENSATION         TOTAL COMPENSATION FROM
                                                 FROM TRUST FOR FISCAL YEAR       TRUST AND FUND COMPLEX
NAME AND POSITION HELD                              ENDED JUNE 30, 2002             PAID TO TRUSTEES(1)
----------------------                           --------------------------       -----------------------
Non-Interested Trustees
-----------------------------------------------
Walter E. Auch, Trustee                                    $22,800                        $51,600

Frank K. Reilly, Trustee                                   $22,800                        $63,600

Edward M. Roob, Trustee                                    $22,800                        $63,600


--------------------------
(1) This amount represents the aggregate amount of compensation paid to the Trustees for (a) service on the Board for the Trust's most recently completed fiscal year; and (b) service on the Board of Trustees of three other investment companies managed by the Advisor for the fiscal year ended June 30, 2002, with respect to Messrs. Reilly and Roob, and two other companies managed by the Advisor for the fiscal year ended June 30, 2002, with respect to Mr. Auch. During this period, the Trust had thirteen operating series. Mr. Storms did not receive any compensation from the Trust for the fiscal year ended June 30, 2002.

    No officer or Trustee of the Trust who is also an officer or employee of the Advisor receives any compensation from the Trust for services to the Trust. The Trust pays each Trustee who is not affiliated with the Advisor a fee of $6,000 per year, plus $300 per Series per meeting, and reimburses each Trustee and officer for out-of-pocket expenses in connection with travel and attendance at Board meetings.

    The Board has an Audit Committee, which has the responsibility, among other things, to: (i) recommend the selection of the Trust's independent auditors,
(ii) review and approve the scope of the independent auditors' audit activity,
(iii) review the audited financial statements, and (iv) review with such independent auditors the adequacy of the Trust's basic accounting system and the effectiveness of the Trust's internal controls. The Audit Committee met once during the fiscal year ended June 30, 2002. There is no separate nominating or investment committee. Items pertaining to these committees are submitted to the full Board.


              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES



    As of September 6, 2002, the officers and Trustees, unless otherwise noted, as a group owned less than 1% of the outstanding equity securities of the Trust and of each class of equity securities of the Trust.



    As of September 6, 2002, the following persons owned, of record or beneficially, more than 5% of the outstanding voting shares of the Class A, Class B, Class C and/or Class Y shares of one or more Series as set forth below:



                          UBS U.S. BOND FUND--CLASS A



                                                                   PERCENT
NAME & ADDRESS                                                       HELD
--------------                                                     --------
SEI Trust Co                                                        14.45%
c/o Christiana B & T
Attn MF Admin
One Freedom Valley Drive
Oaks PA 19456
Nationwide Insurance Company Trust                                  13.10%
c/o IPO Portfolio Accounting
PO Box 182029
Columbus OH 43218-2029
MFS Heritage Trust Company Trustee                                  10.51%
Delaware North Co Inc 401(k) Plan
Attn Eileen Morgan
40 Fountain Plaza
Buffalo NY 14202
SEI Trust Co                                                        10.18%
c/o Christiana B & T
Attn MF Admin
One Freedom Valley Drive
Oaks PA 19456
Charles Schwab & Co Inc                                              6.01%
Attn Mutual Funds
101 Montgomery St
San Francisco CA 94104-4122

                          UBS U.S. BOND FUND--CLASS B



                                                                   PERCENT
NAME & ADDRESS                                                       HELD
--------------                                                     --------
UBS PaineWebber Inc for the Benefit of                               6.13%
PaineWebber Cust
UBS PaineWebber CDN FBO
Bob Seizer
P.O. Box 3321
Weehawken NJ 07086-8154
UBS PaineWebber Inc for the Benefit of                               5.06%
Mary P. Hydeman as Trustee
Mary P. Hydeman Trust
DTD 03/28/90
6165 Sunny Pointe Circle
Delray Beach FL 33484-2446



                          UBS U.S. BOND FUND--CLASS C



                                                                   PERCENT
NAME & ADDRESS                                                       HELD
--------------                                                     --------
UBS PaineWebber Inc for the Benefit of                               7.87%
George Marres
P.O. Box 30 Town Hill Road
Sandisfield MA 01255-0030
UBS PaineWebber Inc for the Benefit of                               7.41%
Gerald F Doan
Wendy A Doan Co-ttees
The Doan Family Trust
45-625 Cielito Drive
Indian Wells CA 92210-8420
Robert M George                                                      6.25%
8236 Post Road
Allison Park PA 15101-3348
UBS PaineWebber Inc for the Benefit of                               5.73%
PaineWebber Cust
UBS PaineWebber CDN FBO
Edward A Woods
P.O. Box 3321
Weehawken NJ 07086-8154



                          UBS U.S. BOND FUND--CLASS Y



                                                                   PERCENT
NAME & ADDRESS                                                       HELD
--------------                                                     --------
*State Street Bank & Trust CD TTEE                                  36.92%
The UBS Sabings & Investment Plan
105 Rosemont Rd
Westwood MA 02090-2318

                                                                   PERCENT
NAME & ADDRESS                                                       HELD
--------------                                                     --------
*Charles Schwab & Co Inc                                            26.54%
Attn Mutual Funds
101 Montgomery St
San Francisco CA 94104-4122
Maureen K Wolfson TTEE                                              10.55%
Equit Life Sep Acct 65
On Behalf of Var 401k Plans
Equitable Life Ken Butka
200 Plaza Dr Ste 2
Secaucus NJ 07094-3607
Ins & Co                                                             5.21%
for the Exclusive Benefit of
Customers FBO Various Customers
PO Box 3865
Englewood CO 80155-3865



                      UBS GLOBAL ALLOCATION FUND--CLASS A



                                                                   PERCENT
NAME & ADDRESS                                                       HELD
--------------                                                     --------
UBS AG                                                              16.76%
Omnibus Reinvest Account
UBST-30-A
10 E 50th St
New York NY 10022-6831



                      UBS GLOBAL ALLOCATION FUND--CLASS Y



                                                                   PERCENT
NAME & ADDRESS                                                       HELD
--------------                                                     --------
*Wilmington Trust Co TTEE                                           27.65%
Brinson Partners Inc Supp
Inc Comp Pl UA 2/20/97 A/C 41383-1
c/o Mutual Funds
PO Box 8860
Wilmington DE 19899-8880
Bank of New York TTEE                                               13.82%
for the Supervalue 401(k) Trust
Attn Gina Grisaffi
One Wall Street 12th Floor
New York NY 10286
Charles Schwab & Co Inc                                             13.07%
Attn Mutual Funds
101 Montgomery St
San Francisco CA 94104-4122

                         UBS GLOBAL BOND FUND--CLASS A



                                                                   PERCENT
NAME & ADDRESS                                                       HELD
--------------                                                     --------
*UBS PaineWebber Inc for the Benefit of                             29.25%
The Christian Church Extension
Foundation
PO Box 260758
Lakewood CO 80226-0758
Fox & Co                                                             9.16%
PO Box 976
New York NY 10268-0976
UBS PaineWebber Inc for the Benefit of                               9.07%
PaineWebber Cust
Hans Veli Surber
2 Saturn Street
San Francisco CA 94114-1421



                         UBS GLOBAL BOND FUND--CLASS B



                                                                   PERCENT
NAME & ADDRESS                                                       HELD
--------------                                                     --------
First Clearing Corporation                                          15.73%
A/C 4139-0759
Magee Hemmer (IRA)
FCC as Custodian
1661 S French Road
Lake Leelanau MI 49653-9557
UBS PaineWebber Inc for the Benefit of                               9.07%
Chamberlin and Associates M/P
FBO Paul D. Chamberlin
D/A DT 10/21/85
7463 W. Otero Pl
Littleton CO 80128-5619
UBS PaineWebber Inc for the Benefit of                               5.58%
Billye G Williamson Trust
Dated June 20, 1994
Rayburn L. Williamson TTEE
10750 N. Sundust Ct.
Oro Valley AZ 85737-6688
UBS PaineWebber Inc for the Benefit of                               5.55%
Douglas L Enders
635 Gooseberry Dr. #1605
Longmont CO 80503-6471

                         UBS GLOBAL BOND FUND--CLASS C



                                                                   PERCENT
NAME & ADDRESS                                                       HELD
--------------                                                     --------
*UBS PaineWebber Inc for the Benefit of                             33.58%
Alan F Bartol TTEE
Alan F Bartol Rev Living Trust
UAD 2/15/00
15 Royal Palm Pointe Apt 6
Vero Beach FL 32960-5211
*UBS PaineWebber Inc for the Benefit of                             28.19%
F&F Foundation
343 Thornwood Lane
Lake Bluff IL 60044-2330
UBS PaineWebber Inc for the Benefit of                              18.23%
Mary Joanne Kerrigan and
Timothy Earle Kerrigan TTEES
DTD 10/01/01
153 Kualapa Place
Lahaina HI 96761-2902
UBS PaineWebber Inc. for the Benefit of                              6.01%
PaineWebber Cust
Rose M Burguan
6417 W Libby St
Glendale AZ 85308-1171



                         UBS GLOBAL BOND FUND--CLASS Y



                                                                   PERCENT
NAME & ADDRESS                                                       HELD
--------------                                                     --------
State Street Bank & Trust Co TTEE                                   23.48%
The UBS Savings & Investment Plan
105 Rosemont Rd
Westwood MA 02090-2318
Wilmington Trust Co Trste                                           19.53%
FBO Brinson Paths Inc D/C/P
A/C 42990-6
c/o Mutual Funds
PO Box 8880
Wilmington DE 19899-8880
Wilmington Trust Co TTEE                                            17.94%
Brinson Partners Inc Supp
INC Comp PL UA 2/20/97 A/C 41838-5
c/o Mutual Funds
PO Box 8880
Wilmington DE 19899-8880
Charles Schwab & Co Inc                                             10.19%
Attn Mutual Funds
101 Montgomery St.
San Francisco CA 94104-4122

                                                                   PERCENT
NAME & ADDRESS                                                       HELD
--------------                                                     --------
IMS & Co                                                             6.30%
For the Exclusive Benefit of
Customers FBO Various Customers
PO Box 3865
Englewood CO 80155-3865
BHC Securities Inc                                                   6.06%
FAO 58900014
Attn Mutual Funds
One Commerce Square
2005 Market St Ste 1200
Philadelphia PA 19103-7008



                        UBS GLOBAL EQUITY FUND--CLASS A



                                                                   PERCENT
NAME AND ADDRESS                                                     HELD
----------------                                                   --------
UBS PaineWebber Inc for the Benefit of                              24.19%
Jeffrey J Diermeier &
Julia M Diermeier JT/WROS
109 S County Line Rd
Hinsdale IL 60521-4722
Fox & Co                                                             6.69%
PO Box 976
New York NY 10268-0976
UBS AG                                                               5.30%
Omnibus Reinvest Account
UBST-30-A
10 E 50th St
New York NY 10022-6831



                        UBS GLOBAL EQUITY FUND--CLASS B



                                                                   PERCENT
NAME & ADDRESS                                                       HELD
--------------                                                     --------
*UBS PaineWebber Inc for the Benefit of                             28.35%
Scott W Jones-T.O.D.
Scott W Jones Family Trust-
Beneficiary
1125 W Schubert
Chicago IL 60614-1308
First Clearing Corporation                                          18.38%
A/C 3623-6009
Anthony Garcia & Debbie Garcia
& Edwina Woods TTEES
5300 Canyon Bluff Trail NE
Albuquerque NM 87111-8241

                                                                   PERCENT
NAME & ADDRESS                                                       HELD
--------------                                                     --------
UBS PaineWebber Inc for the Benefit of                              12.61%
PaineWebber Cust
Philip N Jones
PW Rollover IRA
868 Pembridge Drive
Lake Forest IL 60045-4200
UBS PaineWebber Inc for the Benefit of                               6.18%
Thomas M Cappels & Michele D.
Cappels TTEES of the Thomas M. Cappels
Family Trust DTD 3/23/99
568 Anchor Circle
Redwood City CA 94065-8454
UBS PaineWebber Inc for the Benefit of                               5.15%
Barry Seeman and
Ruth Seeman TTEES of
DTD 7/13/00
3985 Brunston CT
Westlake Village CA 91362-5131



                        UBS GLOBAL EQUITY FUND--CLASS C



                                                                   PERCENT
NAME & ADDRESS                                                       HELD
--------------                                                     --------
*UBS PaineWebber Inc for the Benefit of                             31.01%
Marian M Johnston
14 Chadwick Square
Vienna WV 26105-3046
UBS PaineWebber Inc for the Benefit of                              15.28%
PaineWebber Cust
UBS PaineWebber CDN FBO
Huguette Machbitz
P.O. Box 3321
Weehawken NJ 07086-8154
UBS PaineWebber Inc for the Benefit of                               8.63%
Michael E Ullian C/F
David Marc Ullian U/SC/UGMA
1558 Boone Hill Rd
Charleston SC 29407-3002
UBS PaineWebber Inc for the Benefit of                               8.09%
Phyllis A Ebesugawa Withers
TTEE Phyllis A Ebesugawa
Withers RLT OTD 10-14-1999
27-987 Old Mamalahoa Hwy
Pepeekeo HI 96783

                                                                   PERCENT
NAME & ADDRESS                                                       HELD
--------------                                                     --------
UBS PaineWebber Inc for the Benefit of                               7.15%
Qualified Emergency Specialist
Money Purchase Plan FBO
Gary Gries
988 Birney Lane
Cincinnati OH 45230-3753
UBS PaineWebber Inc for the Benefit of                               5.72%
Ms Janet E Bulam
Gracie Station
PO Box 1206
New York NY 10028-0048



                        UBS GLOBAL EQUITY FUND--CLASS Y



                                                                   PERCENT
NAME & ADDRESS                                                       HELD
--------------                                                     --------
*State Street Bank & Trust Co TTEE                                  27.78%
The UBS Savings & Investment Plan
105 Rosemont Rd
Westwood MA 02090-2318
*Wilmington Trust Co TTEE                                           25.37%
Brinson Partners Inc Supp
INC Comp PL UA 2/20/97 A/C 41838-4
c/o Mutual Funds
PO Box 8880
Wilmington DE 19899-8880
IMS & Co                                                            16.92%
For the Exclusive Benefit of
Customers FBO Various Customers
PO Box 3865
Englewood CO 80155-3865
Charles Schwab & Co Inc                                             11.88%
Attn: Mutual Funds
101 Montgomery St
San Francisco CA 94104-4122



                          UBS HIGH YIELD FUND--CLASS Y



                                                                   PERCENT
NAME & ADDRESS                                                       HELD
--------------                                                     --------
*UBS                                                                28.41%
Omnibus Reinvest Account
UBST-30-A
10 E 50th St
New York NY 10022-6831

                                                                   PERCENT
NAME & ADDRESS                                                       HELD
--------------                                                     --------
National Investor Services Corp                                     10.86%
For the Exclusive Benefit
of Our Customers
Mutual Funds Dept
55 Water St Fl 32
New York NY 10041-3299
State Street Bank & Trust Co                                         8.65%
Trst the UBS Savings & Investment
Plan
105 Rosemont Rd
Westwood MA 02090-2318



                     UBS INTERNATIONAL EQUITY FUND--CLASS A



                                                                   PERCENT
NAME & ADDRESS                                                       HELD
--------------                                                     --------
*Swisstor & Company                                                 25.18%
UBS AG Canada
154 University Ave 7th Floor
Toronto Ontario CA M5H3Z4
UBS PaineWebber Inc for the Benefit of                               7.77%
Patricia De Sonma
c/o Roney
302 No. La Brea Ave. #217
Los Angeles CA 90026-2036
UBS PaineWebber Inc. for the Benefit of                              7.49%
Americas Promise
The Alliance for Youth Inc
909 N Washington St
Suite 400
Alexandria VA 22314-1555
UBS PaineWebber Inc for the Benefit of                               7.03%
PaineWebber Cust
Hans Ueli Surber
2 Saturn Street
San Francisco CA 94114-1421



                     UBS INTERNATIONAL EQUITY FUND--CLASS B



                                                                   PERCENT
NAME & ADDRESS                                                       HELD
--------------                                                     --------
UBS PaineWebber Inc for the Benefit of                              22.31%
PaineWebber Cust
UBS PaineWebber CDN FBO
Lynn A Houck
P.O. Box 3321
Weehawken NJ 07086-8154

                                                                   PERCENT
NAME & ADDRESS                                                       HELD
--------------                                                     --------
UBS PaineWebber Inc for the Benefit of                              12.11%
PaineWebber Cust
Mr Les G Heard
652 Seacliff Drive
Port Saint Joe FL 32456-4002
UBS PaineWebber Inc for the Benefit of                               8.03%
PaineWebber Cust
James B Kerwin
2153 Valley Meadow Drive
Oak View CA 93022-9562
UBS PaineWebber Inc for the Benefit of                               7.87%
Richard G Tasca Sr &
Mary C Tasca Trust
Richard G Tasca Jr Trustee
176 Sabal Lake Drive
Naples FL 34104-6406
UBS PaineWebber Inc for the Benefit of                               7.20%
PaineWebber Cust
Bernadette A Saunders
1036 Dezerai Court
Napa CA 94558-5435
UBS PaineWebber Inc for the Benefit of                               6.49%
PaineWebber Cust
PaineWebber CDN FBO
John J Gottwald
P.O. Box 3321
Weehawken NY 07087-6154



                     UBS INTERNATIONAL EQUITY FUND--CLASS C



                                                                   PERCENT
NAME & ADDRESS                                                       HELD
--------------                                                     --------
*UBS PaineWebber Inc for the Benefit of                             48.88%
PaineWebber Cust
Neal H Holmes
775 Larchmont Road
Pittsburgh PA 15243-1060
UBS PaineWebber Inc for the Benefit of                               9.69%
Stevenson F Barnes
3615 Meadowbrook Ave
Nashville TN 37205-2349
UBS PaineWebber Inc for the Benefit of                               8.49%
Errol L. Vogt and
Patricia A. Vogt JTTEN
PO Box 9088
Seattle WA 98109-0088

                                                                   PERCENT
NAME & ADDRESS                                                       HELD
--------------                                                     --------
UBS PaineWebber Inc for the Benefit of                               7.32%
Rebecca A Michaels
4456 Sandpiper Lane
Fernandina Beach FL 32034-4358
UBS PaineWebber Inc for the Benefit of                               6.97%
Eleanor F Homan Trustee
Eleanor F Homan Living Trust
U/A/D 3-26-1999
180 San Juan Drive
Ponte Vedra FL 32082-1323



                     UBS INTERNATIONAL EQUITY FUND--CLASS Y



                                                                   PERCENT
NAME & ADDRESS                                                       HELD
--------------                                                     --------
*Brown Brothers Harriman Cust for                                   35.48%
AFP Provida
Attn Susie Pestana
59 Wall St
New York NY 10005-2808
State Street Bank & Trust Co TTEE                                   14.25%
The UBS Savings & Investment Plan
105 Rosemont Rd
Westwood MA 02090-2318
American Express Trust Co                                           12.62%
FBO American Express Trust Ret Svc
Plan c/o Pat Brown
50534 AXP Financial Ctr
Minneapolis MN 55474-0505



                      UBS U.S. VALUE EQUITY FUND--CLASS Y



                                                                   PERCENT
NAME & ADDRESS                                                       HELD
--------------                                                     --------
*Brinson Advisors Inc                                               99.82%
51 W 52nd St
New York NY 10019-6119



                        UBS U.S. BALANCED FUND--CLASS A



                                                                   PERCENT
NAME & ADDRESS                                                       HELD
--------------                                                     --------
UBS AG                                                              10.58%
Omnibus Reinvest Account
UBST-30-A
10 E 50th St
New York NY 10022-6831

                                                                   PERCENT
NAME & ADDRESS                                                       HELD
--------------                                                     --------
UBS PaineWebber Inc for the Benefit of                               6.79%
G.J. & M.A. Magovern Trustees
The George J & Margaret Ann
Unitrust U/A Dated 12/31/92
251 Old Mill Road
Pittsburgh PA 15238-1939
UBS PaineWebber Inc for the Benefit of                               6.58%
PaineWebber Cust
Richard Walasik
119 Gatehouse Drive
Moon Township PA 15108-9773
UBS PaineWebber Inc for the Benefit of                               6.23%
Laura Hug Trustee for
The Laura Hug Living Trust
9534 Gloaming Drive
Beverly Hills CA 90210-1715
UBS PaineWebber Inc for the Benefit of                               5.69%
Joel S Nachman
Christine J Nachman JT TEN
Rd 3 Box 95 W St
Mt. Washington MA 01258-9713
UBS PaineWebber Inc for the Benefit of                               5.58%
Lillie Blankenship Trustee
FBO Blankenship Family Trust
of 1999 DTD 6/6/99
400 Madrona Ave SE Apt. 419
Salem OR 97302-6622
Thomas M Quinn                                                       5.14%
and Christine M Brown Quinn
JT TEN
PO Box 529
St Albans Herts England



                        UBS U.S. BALANCED FUND--CLASS B



                                                                   PERCENT
NAME & ADDRESS                                                       HELD
--------------                                                     --------
UBS PaineWebber Inc for the Benefit of                              10.00%
PaineWebber Cust
Donald D Figgins
31380 Tennesse Lane
Yucaipa CA 92399-1598
UBS PaineWebber Inc for the Benefit of                               7.04%
PaineWebber Cust
James Chris Morgan
2143 HWY 278 West
Camden AR 71701-7427

                        UBS U.S. BALANCED FUND--CLASS C



                                                                   PERCENT
NAME & ADDRESS                                                       HELD
--------------                                                     --------
UBS PaineWebber Inc for the Benefit of                              16.90%
Jon H. Wilson
1636 Saratoga Way
Edmond OK 73003-3550
UBS PaineWebber Inc for the Benefit of                              13.21%
Mr David E Wicker III
6637 Meadowcreek Dr
Dallas TX 75254-7900
UBS PaineWebber Inc for the Benefit of                              10.66%
PaineWebber Cust
Richard D Green
4617 Southmore Drive
Bloomington MN 55437-1847



                        UBS U.S. BALANCED FUND--CLASS Y



                                                                   PERCENT
NAME & ADDRESS                                                       HELD
--------------                                                     --------
*State Street Bank & Trust Co TTEE                                  62.53%
The UBS Savings & Investment Plan
105 Rosemont Rd
Westwood MA 02090-2318
Brown Brothers Harriman Cust For                                    11.99%
AFP Provida
Attn Susie Pestana
59 Wall St
New York NY 10005-2808
The Society of the                                                  10.40%
Sisters of Christian Charity
2041 Elmwood Ave
Wilmette IL 60091-1431
Charles Schwab & Co Inc                                              5.85%
Attn Mutual Funds
101 Montgomery St
San Francisco CA 94104-4122

                         UBS U.S. EQUITY FUND--CLASS A



                                                                   PERCENT
NAME & ADDRESS                                                       HELD
--------------                                                     --------
*Merrill Lynch Pierce Fenner & Smith                                64.90%
For the Sole Benefit of Its
Customers Attn Service Team
4800 Deer Lake Dr E FL 3
Jacksonville FL 32246-6484
UBS PaineWebber Inc for the Benefit of                              10.09%
Jeffrey J Diermeier &
Julia M Diermeier JT/WROS
109 S County Line Rd
Hinsdale IL 60521-4722
Fox & Co                                                             8.75%
PO Box 976
New York NY 10268-0976



                         UBS U.S. EQUITY FUND--CLASS B



                                                                   PERCENT
NAME & ADDRESS                                                       HELD
--------------                                                     --------
UBS PaineWebber Inc for the Benefit of                              22.31%
Judith A Kunkel and
Robert P Kunkel TTEES
Judith A Kunkel TRUST
715 Smoke Tree Road
Deerfield IL 60015-4556
UBS PaineWebber Inc for the Benefit of                              14.92%
PaineWebber Cust
Steven A. Manley
3725 Cumberland Trace
Birmingham AL 35242-3005
UBS PaineWebber Inc for the Benefit of                              14.64%
Iris Gott Trust Account
Julian Gott Trustee
10 Stoneleigh Drive
Scotch Plains NJ 07076-2947
UBS PaineWebber Inc for the Benefit of                              12.92%
PaineWebber Cust
Margaret S Bowlin - IRA
449 High St
Denver CO 80218-4023
UBS PaineWebber Inc for the Benefit of                               9.79%
PaineWebber Cust
Fredric Salsburg
1165 Cork Road
Victor NY 14564-9102

                                                                   PERCENT
NAME & ADDRESS                                                       HELD
--------------                                                     --------
UBS PaineWebber Inc for the Benefit of                               5.23%
John M Casey Trustee
Norfolk Newport Trust
DTD 12/1/76
10 Bremer Circle
Hingham MA 02043-4621
UBS PaineWebber Inc for the Benefit of                               5.07%
Hilda Brown
6962 E Purple Shade
Scottsdale AZ 85262-7036



                         UBS U.S. EQUITY FUND--CLASS C



                                                                   PERCENT
NAME & ADDRESS                                                       HELD
--------------                                                     --------
UBS PaineWebber Inc for the Benefit of                              21.40%
Qualified Emergency Specialist
Money Purchase Plan FBO
Gary Gries
988 Birney Lane
Cincinnati OH 45230-3753
Doris E Kellar                                                      18.72%
One Songbird Drive
Kennebunkport ME 04046-5829
UBS PaineWebber Inc for the Benefit of                              17.80%
PaineWebber Cust
UBS PaineWebber CDN FBO
Robin Beaman
P.O. Box 3321
Weehawken NJ 07086-8154
UBS PaineWebber Inc for the Benefit of                              12.87%
PaineWebber Cust
UBS PaineWebber CDN FBO
Peter Phillips
P.O. Box 3321
Weehawken NJ 07086-8154
UBS PaineWebber Inc for the Benefit of                              12.34%
Fred S Fry Jr
4201 S 31st St Apt. #206
Arlington VA 22206-2148
UBS PaineWebber Inc for the Benefit of                               6.92%
Reynold N Henry
137 Wanamaker Road
Northfield MA 01360-9664

                          UBS U.S EQUITY FUND--CLASS Y



                                                                   PERCENT
NAME & ADDRESS                                                       HELD
--------------                                                     --------
*State Street Bank & Trust Co TTEE                                  49.62%
The UBS Savings & Investment Plan
105 Rosemont Rd
Westwood MA 02090-2318
Charles Schwab & Co Inc                                              9.59%
Attn Mutual Funds
101 Montgomery St
San Francisco CA 94104-4122
Wilmington Trust Co TTEE                                             9.48%
Brinson Partners Inc Supp
Inc Comp PL UA 2/20/97 A/C 41838-6
c/o Mutual Funds
PO Box 8880
Wilmington DE 19899-8880
IMS & Co                                                             8.67%
For the Exclusive Benefit of
Customers FBO Various Customers
PO Box 3865
Englewood CO 80155-3865



                    UBS U.S. LARGE CAP EQUITY FUND--CLASS A



                                                                   PERCENT
NAME & ADDRESS                                                       HELD
--------------                                                     --------
Thomas Michael Quinn                                                21.06%
and Christine M Brown Quinn
JT TEN
PO Box 529
St Albans Herts England
UBS PaineWebber Inc for the Benefit of                               7.41%
Ms. Jocelyn L. Lorenzo
c/o Ernst & Young
7 Rolls Buildings Fetter Lane
London EC4A 1NH England
UBS PaineWebber Inc for the Benefit of                               7.10%
Nazar Mahmoud &
Ghassan Mahmoud JT/WROS
1801 Avenue of the Stars
Suite 1107
Los Angeles CA 90067-5805
UBS PaineWebber Inc for the Benefit of                               6.19%
Donald & Margaret Powell TTEES
FBO The Powell Rev Living
Trust
PO Box 629
Genoa NV 89411-0629

                                                                   PERCENT
NAME & ADDRESS                                                       HELD
--------------                                                     --------
UBS PaineWebber Inc for the Benefit of                               5.48%
Brian Walker
c/o Northside Interiors LTD
Leeds West Yorkshire
LS16 6EB
United Kingdom
UBS PaineWebber Inc for the Benefit of                               5.33%
G Earl Humphreys
c/o Hospital Systems LLC
2230 S MacArthur Dr Ste 3
Alexandria LA 71301-3055



                    UBS U.S. LARGE CAP EQUITY FUND--CLASS B



                                                                   PERCENT
NAME & ADDRESS                                                       HELD
--------------                                                     --------
UBS PaineWebber Inc for the Benefit of                              24.73%
PaineWebber Cust
George Wayne Lomax
30375 George Mashon Rd.
Independence LA 70443-3575
Wexford Clearing Services Corp FBO                                  12.32%
Bernard A Laliberte &
Cesaria Laliberte JT TEN
8 Horn Beam St
Rockland MA 02370-2847
UBS PaineWebber Inc for the Benefit of                               7.20%
PaineWebber Cust
Richard Strahlman
1996 White Feather Lane
Nokomis FL 34275-5315
UBS PaineWebber Inc for the Benefit of                               6.66%
Henry Sarno Jr and
Marie C Sarno
Cedar Creek
25611 Spring Tide Court
Bonita Springs FL 34135-9510
UBS PaineWebber Inc for the Benefit of                               6.41%
John Herold
Dolores Herold JTWROS
96 Illinois Ave
Waretown NJ 08758-2429
UBS PaineWebber Inc for the Benefit of                               6.14%
Lewis Levy &
Ursula Levy CO-TTEES
SOLL Unittrust UAD 3-31-96
P.O. Box 4670
Scottsdale AZ 85261-4670

                                                                   PERCENT
NAME & ADDRESS                                                       HELD
--------------                                                     --------
UBS PaineWebber Inc for the Benefit of                               5.19%
PaineWebber Cust
PaineWebber CDN FBO
Patricia A Carlson
P.O. Box 3321
Weehawken NJ 07087-8154
UBS PaineWebber Inc for the Benefit of                               5.14%
PaineWebber Cust
Lyn ONeill
370 Cliff Drive
#1
Pasadena CA 91107-3032



                    UBS U.S. LARGE CAP EQUITY FUND--CLASS C



                                                                   PERCENT
NAME & ADDRESS                                                       HELD
--------------                                                     --------
*UBS PaineWebber Inc for the Benefit of                             65.03%
PaineWebber Cust
UBS PaineWebber CDN FBO
Mary A Proffit
P.O. Box 3321
Weehawken NJ 07087-8154
UBS PaineWebber Inc for the Benefit of                              21.77%
Marian M Johnston
14 Chadwick Square
Vienna WV 26105-3046
UBS PaineWebber Inc for the Benefit of                               9.85%
Qualified Emergency Specialist
Money Purchase Plan FBO
Gary Gries
988 Birney Lane
Cincinnati OH 45230-3753



                    UBS U.S. LARGE CAP EQUITY FUND--CLASS Y



                                                                   PERCENT
NAME & ADDRESS                                                       HELD
--------------                                                     --------
*Wilmington Trust Co FBO                                            52.41%
Brinson Partners Inc
Supp Incent Comp Plan A/C 47386-5
c/o Mutual Funds
PO Box 8882
Wilmington DE 19899-8882

                                                                   PERCENT
NAME & ADDRESS                                                       HELD
--------------                                                     --------
*Wilmington Trust Co FBO                                            25.43%
Brinson Partners Inc Def Comp Pl
A/C 47387-5
c/o Mutual Funds
PO Box 8882
Wilmington DE 19899-8882
Fidelity Invest Inst Operations Co                                  18.43%
INC AGNT Certain Employee Benefit
Plans Fidelity Invest-Financial
Oper
100 Magellan Way KWIC
Covington KY 41015-1987



                    UBS U.S. LARGE CAP GROWTH FUND--CLASS A



                                                                   PERCENT
NAME & ADDRESS                                                       HELD
--------------                                                     --------
UBS PaineWebber Inc for the Benefit of                              19.80%
George Arzt
Ann Weisbrod JT TEM
247 W 12th St #3B
New York NY 10014-1992
UBS PaineWebber Inc for the Benefit of                              11.89%
MSD Ltd
2915 Cochise Court
Park City UT 84060-7447
UBS PaineWebber Inc for the Benefit of                               5.68%
Anron Heating & Air Conditioning Inc.
Pension Plan
440 Wyandanch Ave.
North Babylon NY 11704-1506
UBS PaineWebber Inc for the Benefit of                               5.29%
PJ Mechanical Corp ABC
Employee Pension Plan
135 W. 18th Street
New York NY 10011-4104



                    UBS U.S. LARGE CAP GROWTH FUND--CLASS B



                                                                   PERCENT
NAME & ADDRESS                                                       HELD
--------------                                                     --------
UBS PaineWebber Inc for the Benefit of                              21.48%
PaineWebber Cust
Emily W Kiefaber
4301 Upper Ridge Road
Pennsburg PA 18073-2642

                                                                   PERCENT
NAME & ADDRESS                                                       HELD
--------------                                                     --------
UBS PaineWebber Inc for the Benefit of                              19.38%
PaineWebber Cust
Steve Sucic
IRA Rollover
P.O. Box 4587
Huntsville AL 35815-4587
UBS PaineWebber Inc for the Benefit of                              14.41%
PaineWebber Cust
UBS PaineWebber CDN FBO
James P Holtzer
P.O. Box 3321
Weehawken NJ 07087-8154
UBS PaineWebber Inc for the Benefit of                               7.07%
PaineWebber Cust
Jorge E. Pino, Jr.
170 Ocean Lane Dr Apt 306
Key Biscayne FL 33149-1449
UBS PaineWebber Inc for the Benefit of                               6.22%
Mary F Wolf
1106 Kea Court
New Bern NC 28560-7230
UBS PaineWebber Inc for the Benefit of                               5.91%
Wendy A Crothers Custodian for
Sarah C Crothers UN MA UTMA
11 Orchard Rd
Southboro MA 01772-1455



                    UBS U.S. LARGE CAP GROWTH FUND--CLASS C



                                                                   PERCENT
NAME & ADDRESS                                                       HELD
--------------                                                     --------
*UBS PaineWebber Inc for the Benefit of                             63.87%
Ronald Shapiro
PO Box 665
Great Barrington MA 01230-0665
UBS PaineWebber Inc for the Benefit of                              19.43%
Evelyn R Shapiro
PO Box 665
Great Barrington MA 01230-0665

                    UBS U.S. LARGE CAP GROWTH FUND--CLASS Y



                                                                   PERCENT
NAME & ADDRESS                                                       HELD
--------------                                                     --------
*Wilmington Trust Company                                           42.54%
FBO Brinson Partners Inc
DEF Comp Plan AC 47387-4
c/o Mutual Funds
PO Box 8882
Wilmington DE 19899-8882
*UBS PaineWebber Inc for the Benefit of                             35.54%
Howard, Smith & Levin Savings
& Profit Sharing Plan
1330 Avenue of the Americas
New York NY 10019-5400
UBS PaineWebber Inc for the Benefit of                              12.44%
F. Davis Terry, Jr.
1035 Fifth Ave. Apt. #16C
New York NY 10028-0135



                    UBS U.S. SMALL CAP GROWTH FUND--CLASS A



                                                                   PERCENT
NAME AND ADDRESS                                                     HELD
----------------                                                     ----
Nationwide Insurance Company Trust                                  15.15%
c/o IPO Portfolio Accounting
PO Box 182029
Columbus OH 43218-2029
UBS PaineWebber Inc for the Benefit of                               6.68%
James E. Mutrie, Jr &
Robert J. Mutrie CO-TTEES
By James E. Mutrie (Access)
18 Woodcliff Road
Wellesley MA 02481
UBS PaineWebber Inc for the Benefit of                               7.66%
Dana M. Baldwin, Trustee for
The Dana M. Baldwin Trust
3454 Stoner Avenue
Los Angeles CA 90066-2820
UBS PaineWebber Inc for the Benefit of                               7.47%
Scott G Erickson
250 Manzanita Ave
Santa Clara CA 95051-6825
Swisstor & Company                                                   7.26%
UBS AG Canada
154 University Ave 7th Floor
Toronto Ontario CA M5H3Z4

                    UBS U.S. SMALL CAP GROWTH FUND--CLASS B



                                                                   PERCENT
NAME & ADDRESS                                                       HELD
--------------                                                     --------
UBS PaineWebber Inc for the Benefit of                               7.36%
Jame F Fair
6 Dogwood Court
Spring Lake Hts NJ 07762-2103



                    UBS U.S. SMALL CAP GROWTH FUND--CLASS C



                                                                   PERCENT
NAME & ADDRESS                                                       HELD
--------------                                                     --------
UBS PaineWebber Inc for the Benefit of                              10.28%
Raimond Family Limited
Partnership DTD 2/27/02
1604 Fieldstone Lane
Sewickley PA 15143-9010
UBS PaineWebber Inc for the Benefit of                              10.19%
Kevin J Sentell
25 Okeema Drive
Jackson TN 38305-8819
UBS PaineWebber Inc for the Benefit of                               9.71%
Charles W Tarbell
490 Mitchell Road
Cape Elizabeth ME 04107-1630
UBS PaineWebber Inc for the Benefit of                               5.94%
Bettina Lowerre Family
Foundation Inc.
123 East 80th Street
New York NY 10021-0305



                    UBS U.S. SMALL CAP GROWTH FUND--CLASS Y



                                                                   PERCENT
NAME & ADDRESS                                                       HELD
--------------                                                     --------
*UBS AG                                                             30.19%
Omnibus Reinvest Account
UBST-30-A
10 E 50th St
New York NY 10022-6831
Island Holdings Inc                                                 11.25%
Attn Accounting Dept.
PO Box 1520
Honolulu HI 96806-1520
Charles Schwab & Co Inc                                              8.46%
Attn Mutual Funds
101 Montgomery St
San Francisco CA 94104-4122

                                                                   PERCENT
NAME & ADDRESS                                                       HELD
--------------                                                     --------
T Rowe Price Trust Co                                                8.20%
FBO Retirement Plan Clients
PO Box 17215
Baltimore MD 21297-1215
Wilmington Trust Co FBO                                              7.07%
Brinson Partners Inc DEF Comp Plan
a/c 47387-3
c/o Mutual Funds
PO Box 8882
Wilmington DE 19899-8882
UBS PaineWebber Inc for the Benefit of                               6.20%
Mann Family Partnership
10 Old Road Lane
Mt. Kisco NY 10549-4524


--------------------------

* Person deemed to control the class within the meaning of the Act. Note that such persons possess the ability to control the outcome of matters submitted for the vote of shareholders of that class.



    As of September 6, 2002, there were no persons who owned of record or beneficially more than 5% of the outstanding voting shares of the Trust.


    Any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of the Trust is presumed to control the Trust under the provisions of the Act. Note that a controlling person possesses the ability to control the outcome of matters submitted for shareholder vote of the Trust or a particular Fund.

                  INVESTMENT ADVISORY, PRINCIPAL UNDERWRITING
                         AND OTHER SERVICE ARRANGEMENTS

ADVISOR


    UBS Global Asset Management (Americas) Inc., manages the assets of the Trust pursuant to its investment advisory agreement with each Fund (the "Agreements"). The Advisor is an investment management firm managing approximately
$37 billion, as of June 30, 2002, primarily for institutional pension and profit sharing funds. The Advisor is an indirect, wholly-owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $411 billion in assets under management as of June 30, 2002.



    The Advisor also serves as the investment advisor or sub-advisor to three other investment companies: UBS Relationship Funds, Fort Dearborn Income Securities, Inc., and The Vision Group of Funds.



    Pursuant to its Agreements with the Trust, on behalf of each Fund, the Advisor receives from each Fund a monthly fee at an annual rate (as described in the Prospectuses and below) multiplied by the average daily net assets of that Fund for providing investment advisory services. The Advisor is responsible for paying its expenses. Each Fund pays the following expenses: (1) the fees and expenses of the Trust's disinterested Trustees; (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with the Advisor; (3) interest expenses; (4) taxes and governmental fees; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) auditing and legal costs; (8) insurance premiums; (9) fees and expenses of the Trust's custodian, administrative and transfer agent and any related services; (10) expenses of obtaining quotations of the Funds' portfolio securities and of pricing the Funds' shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses; and (13) fees and expenses of membership in industry organizations.


    Under the Agreements, the Advisor is entitled to a monthly fee of the respective Fund's average daily net assets equal to annual rates of: 0.80% for the UBS Global Allocation Fund; 0.80% for the UBS Global Equity Fund; 0.75% for the UBS Global Bond Fund; 0.70% for the UBS U.S. Balanced Fund; 0.70% for the UBS U.S. Equity Fund; 0.70% for the UBS U.S. Value Equity Fund; 0.70% for the UBS U.S. Large Cap Equity Fund; 0.70% for the UBS U.S. Large Cap Growth Fund; 1.00% for the UBS U.S. Small Cap Equity Fund; 1.00% for the UBS U.S. Small Cap Growth Fund; 0.90% for the UBS U.S. Real Estate Equity Fund; 0.50% for the UBS U.S. Bond Fund; 0.60% for the UBS High Yield Fund; 0.80% for the UBS International Equity Fund; 1.10% for the UBS Emerging Markets Equity Fund; and 0.65% for the UBS Emerging Markets Debt Fund. The fees payable to the Advisor by the UBS Global Allocation Fund, UBS Global Equity Fund, UBS U.S. Small Cap Equity Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Real Estate Equity Fund, UBS International Equity Fund and UBS Emerging Markets Equity Fund are higher than the advisory fees paid by most other mutual funds, but are comparable to those of other mutual funds with similar investment objectives.


    On August 28, 2001, the Board of Trustees approved the submission of proposals to shareholders to amend each Fund's Investment Advisory Agreement to:
(i) permit the Advisor to utilize the services of certain investment advisory personnel of UBS affiliates located throughout the world, (ii) permit the Advisor, on behalf of the Funds, to utilize investment sub-advisors, and
(iii) permit the Advisor to be reimbursed by the Funds for previously waived fees and assumed expenses under fee waiver and expense reimbursement arrangements. At the Special Meeting of Shareholders held on June 28, 2002, shareholders of each Fund (except UBS International Equity Fund) approved each proposal. Accordingly, the Advisor, on behalf of each Fund (except UBS International Equity Fund), may utilize the services of investment advisory personnel of UBS affiliates located throughout the world, and may, with the necessary Board and/or shareholder approvals, engage the services of investment sub-advisors to assist in managing the assets of the Funds.



    In addition, in accordance with the proposal concerning the elimination of the irrevocable fee waiver and expense reimbursement arrangements, each Fund's (other than the UBS International Equity Fund) permanent expense cap has been replaced by a one-year contractual expense limit at the following rates of the respective Fund's average daily net assets, excluding any 12b-1 fees: 1.10% for the UBS Global Allocation Fund; 1.00% for the UBS Global Equity Fund; 0.90% for the UBS Global Bond Fund; 0.80% for the UBS U.S. Balanced Fund; 0.80% for the UBS U.S. Equity Fund; 0.80% for the UBS U.S. Large Cap Equity Fund; 0.80% for the UBS U.S. Large Cap Growth Fund; 1.15% for the UBS U.S. Small Cap Growth Fund; 0.60% for the UBS U.S. Bond Fund; and 0.70% for the UBS High Yield Fund. The Advisor also has agreed to waive its fees and reimburse expenses to the extent that total operating expenses exceed the following rates of the respective Fund's average daily net assets, excluding any 12b-1 fees: 0.85% for the UBS U.S. Value Equity Fund; 1.15% for the UBS U.S. Small Cap Equity Fund and UBS Emerging Markets Debt Fund; 1.05% for the UBS U.S. Real Estate Equity Fund; and 1.60% for the UBS Emerging Markets Equity Fund. The contractual fee waiver and/or expense reimbursement agreements will remain in place for the Funds' fiscal year ending June 30, 2003. Thereafter, the expense limit for each of the applicable Funds will be reviewed each year, at which time the continuation of the expense limit will be considered by the Advisor and the Board of Trustees. The contractual fee waiver agreements also provide that the Advisor is entitled to reimbursement of fees it waived and/or expenses it reimbursed for a period of three years following such fee waivers and expense reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for that Fund.



    With regard to UBS International Equity Fund, the Advisor has agreed irrevocably to waive its fees and reimburse certain expenses to the extent that the total operating expenses (excluding 12b-1 fees) exceed 1.00% of the Fund's average daily net assets.



    Prior to July 1, 2002, the UBS U.S. Value Equity Fund, UBS Small Cap Equity Fund, UBS Emerging Markets Debt Fund, UBS U.S. Real Estate Equity and UBS Emerging Markets Equity Fund were each subject to an expense limit at the identical rate listed above for the Fund, for the one-year period from September 1, 2001 through September 1, 2002.

    General expenses of the Trust (such as costs of maintaining corporate existence, legal fees, insurance, etc.) will be allocated among the Funds in proportion to their relative net assets. Expenses which relate exclusively to a particular Fund, such as certain registration fees, brokerage commissions and other portfolio expenses, will be borne directly by that Fund.


    Advisory fees accrued for the periods indicated below were as follows:

A. FISCAL YEAR ENDED JUNE 30, 2002


                                                       GROSS ADVISORY   NET ADVISORY FEES   FUND EXPENSES
                                                        FEES EARNED           PAID              PAID
SERIES*                                                  BY ADVISOR     AFTER FEE WAIVER     BY ADVISOR
-------                                                --------------   -----------------   -------------
UBS Global Allocation Fund*..........................    $1,319,471        $1,319,471         $      0
UBS Global Equity Fund...............................    $  472,933        $  363,091         $109,842
UBS Global Bond Fund.................................    $  280,606        $  181,843         $ 98,763
UBS U.S. Balanced Fund...............................    $  167,846        $   64,295         $103,551
UBS U.S. Equity Fund.................................    $  870,376        $  713,473         $156,903
UBS U.S. Large Cap Equity Fund.......................    $   39,402        $        0         $112,897
UBS U.S. Value Equity Fund...........................    $   24,925        $        0         $ 83,469
UBS U.S. Large Cap Growth Fund.......................    $   36,801        $        0         $ 70,817
UBS U.S. Small Cap Growth Fund.......................    $  390,240        $  288,428         $101,812
UBS U.S. Bond Fund...................................    $  427,378        $  281,948         $145,430
UBS High Yield Fund..................................    $  629,243        $  304,736         $324,507
UBS International Equity Fund........................    $1,121,694        $  953,127         $168,567


--------------------------

* The UBS U.S. Small Cap Equity Fund, UBS U.S. Real Estate Equity Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund had not commenced operations as of the time period indicated. Effective June 28, 2002, the UBS Global Balanced Fund changed its name to the UBS Global Allocation Fund.


B. FISCAL YEAR ENDED JUNE 30, 2001


                                                       GROSS ADVISORY   NET ADVISORY FEES   FUND EXPENSES
                                                        FEES EARNED           PAID              PAID
SERIES*                                                  BY ADVISOR     AFTER FEE WAIVER     BY ADVISOR
-------                                                --------------   -----------------   -------------
UBS Global Allocation Fund*..........................    $1,629,697        $1,629,697         $      0
UBS Global Equity Fund...............................    $  516,271        $  443,277         $ 72,994
UBS Global Bond Fund.................................    $  290,895        $  206,610         $ 84,285
UBS U.S. Balanced Fund...............................    $  113,210        $   57,778         $ 55,432
UBS U.S. Equity Fund.................................    $1,050,438        $  875,328         $175,110
UBS U.S. Large Cap Equity Fund.......................    $   48,938        $        0         $ 86,264
UBS U.S. Large Cap Growth Fund.......................    $   65,657        $   14,679         $ 50,978
UBS U.S. Small Cap Growth Fund.......................    $  507,842        $  465,732         $ 42,110
UBS U.S. Bond Fund...................................    $  321,255        $  237,585         $ 83,670
UBS High Yield Fund..................................    $  317,198        $  227,248         $ 89,950
UBS International Equity Fund........................    $2,413,368        $2,398,738         $ 14,630


--------------------------
* The UBS U.S. Small Cap Equity Fund, UBS U.S. Real Estate Equity Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund had not commenced operations as of the time period indicated. The UBS U.S. Value Equity Fund commenced operations on June 29, 2001. Effective June 28, 2002, the UBS Global Balanced Fund changed its name to the UBS Global Allocation Fund.

C. FISCAL YEAR ENDED JUNE 30, 2000


                                                       GROSS ADVISORY   NET ADVISORY FEES   FUND EXPENSES
                                                        FEES EARNED           PAID              PAID
SERIES*                                                  BY ADVISOR     AFTER FEE WAIVER     BY ADVISOR
-------                                                --------------   -----------------   -------------
UBS Global Allocation Fund*..........................    $2,899,741        $2,899,741         $      0
UBS Global Equity Fund...............................    $  639,859        $  585,500         $ 54,359
UBS Global Bond Fund.................................    $  597,228        $  506,159         $ 91,069
UBS U.S. Balanced Fund...............................    $  199,072        $  141,636         $ 57,436
UBS U.S. Equity Fund.................................    $3,376,519        $3,216,420         $160,099
UBS U.S. Large Cap Equity Fund.......................    $  163,052        $   54,768         $108,284
UBS U.S. Large Cap Growth Fund.......................    $   71,140        $        0         $101,585
UBS U.S. Small Cap Growth Fund.......................    $  445,220        $  375,907         $ 69,313
UBS U.S. Bond Fund...................................    $  452,989        $  392,160         $ 60,829
UBS High Yield Fund..................................    $  336,440        $  248,712         $ 87,728
UBS International Equity Fund........................    $3,822,993        $3,822,993         $      0


--------------------------

* The UBS U.S. Value Equity Fund, UBS U.S. Small Cap Equity Fund, UBS U.S. Real Estate Equity Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund had not commenced operations as of the time period indicated. Effective June 28, 2002, the Global Balanced Fund changed its name to the Global Allocation Fund.



    At the March 18, 2002 meeting of the Trust's Board of Trustees, the Trustees considered and approved for a period of one-year the continuation of the Agreements between the Trust and the Advisor on behalf of the Funds, and the Investment Sub-Advisory Agreement with UBS Global Asset Management (New York) Inc. (the "Sub-Advisor") on behalf of UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Real Estate Equity Fund and UBS High Yield Fund (the Investment Advisory Agreements and the Investment Sub-Advisory Agreement are together the "Advisory Agreements," and the "Advisor," for purpose of this section, includes the Sub-Advisor). In considering the continuance of the Advisory Agreements, the Trustees analyzed the nature, quality and scope of the Advisor's and Sub-Advisor's services, the revenues received and expenses incurred (actual and projected) by the Advisor and the Sub-Advisor in performing the services required under the Advisory Agreements and the cost allocation methods used in calculating such expenses. The Trustees considered the fees paid to the Advisor under the Advisory Agreements, as well as any compensation paid to the Advisor, Sub-Advisor or their affiliates for other non-advisory services provided to the Funds. The Trustees also reviewed the Funds' fees and expense ratios in comparison to the fees and expenses of comparable funds. The Trustees also reviewed the Advisor's and the Sub-Advisor's profitability in managing the Funds; possible economies of scale to the Advisor; and the ability of the Advisor to continue to perform the services contemplated under the Advisory Agreements.



    The Trustees also evaluated (i) the performance of the Funds in comparison to the performance of funds with similar objectives and policies and the performance of the Funds' benchmark indices; (ii) the relevant investment advisory personnel at the Advisor, and the Advisor's in-house research capabilities, as well as other resources available to the Advisor's personnel, including research services available to the Advisor as a result of securities transactions effected for the Funds and the Advisor's other investment advisory clients; and (iii) compliance with each Fund's investment restrictions, relevant tax and reporting requirements, and procedures of the Advisor with respect to possible conflicts of interest, including the Advisor's code of ethics, trade allocation procedures for its various investment advisory clients, and best execution procedures.


    The Trustees gave substantial consideration to the fees payable under the Advisory Agreements. In this regard, the Trustees evaluated the Advisor's profitability with respect to the Funds, including consideration of so-called "fallout benefits" to the Advisor or its affiliates, such as, for example, value derived from serving as investment advisor to the Funds, and the research services available to the Advisor by reason of brokerage commissions from other funds. Based on these considerations and the overall high-quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Advisor, the Trustees concluded that the advisory fees paid under the Advisory Agreements were fair and reasonable, and the scope and quality of the Advisor's services to the Funds were consistent with the Funds' operational requirements and sufficient to approve the continuance of the Advisory Agreements between the Trust and the Advisor.

SUB-ADVISOR


    The Advisor has entered into sub-advisory agreements with UBS Global Asset Management (New York) Inc. (formerly known as Brinson Partners (NY), Inc.,) (the "Sub-Advisor"), 51 West 52nd Street, New York, New York 10019-6114, on behalf of each of the Sub-Advised Funds. The Sub-Advisor is an affiliate of the Advisor. Under the direction of the Advisor, the Sub-Advisor is responsible for managing the investment and reinvestment of a Fund's portfolio. The Sub-Advisor serves as sub-advisor to the UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Real Estate Equity Fund and UBS High Yield Fund. The Sub-Advisor furnishes the Advisor with investment recommendations, asset allocation advice, research and other investment services subject to the direction of the Trust's Board and officers. Under the sub-advisory agreements, the Advisor is obligated to pay the Sub-Advisor a portion of the fees that the Advisor receives under its agreement with each Sub-Advised Fund as set forth in the table below. For the fiscal year ended June 30, 2002, the Sub-Advisor agreed to waive its fee with respect to each Sub-Advised Fund.


                                                                             SUB-ADVISORY FEE PAID
                                                                              TO THE SUB-ADVISOR
SERIES                                                        ADVISORY FEE        BY ADVISOR
------                                                        ------------   ---------------------
UBS U.S. Large Cap Growth Fund..............................      0.70%              0.10%
UBS U.S. Small Cap Growth Fund..............................      1.00%              0.10%
UBS U.S. Real Estate Equity Fund............................      0.90%              0.10%
UBS High Yield Fund.........................................      0.60%              0.10%

ADMINISTRATIVE, ACCOUNTING AND CUSTODY SERVICES

    ADMINISTRATIVE AND ACCOUNTING SERVICES. Effective November 5, 2001, UBS Global AM, with its principal office located at 51 West 52nd Street, New York, New York 10019-6114, serves as the Funds' administrator. The Administrator is an indirect wholly-owned asset management subsidiary of UBS. The Administrator is an affiliate of the Advisor.


    As administrator, the Administrator supervises and manages all aspects (other than investment advisory activities) of the Trust's operations. Under the Administration Contract, the Administrator will not be liable for any error of judgement or mistake of law or for any loss suffered by any Fund, the Trust or any of its shareholders in connection with the performance of the Administration Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Administration Contract terminates automatically upon its assignment and is terminable at any time without penalty by the Board or by vote of the holders of a majority of the Funds' outstanding voting securities, on 60 days' written notice to the Administrator, or by the Administrator on 60 days' written notice to the Trust. J.P. Morgan Investors Services Co. ("J.P. Morgan") provides accounting, portfolio valuation and certain administrative services for the Funds under a Multiple Services Agreement between the Trust and JPMorgan Chase Bank ("JPMorgan Chase Bank"). J.P. Morgan is located at 73 Tremont Street, Boston, MA 02108-3913 and is a corporate affiliate of JPMorgan Chase.


    Each Fund pays a fee to the Administrator that is computed daily and paid monthly at an annual rate of 0.075% of average daily net assets of such Fund. This fee is the same amount that was previously paid to J.P. Morgan as the Trust's administrator.

    For the fiscal year ended June 30, 2002, aggregate fees paid to the Administrator and JPMorgan Chase Bank for custody, administration, accounting and portfolio valuation services were as follows:



FUND                                                            2002
----                                                          --------
UBS Global Allocation Fund*.................................  $122,893
UBS Global Equity Fund......................................  $ 24,638
UBS Global Bond Fund........................................  $ 13,136
UBS U.S. Balanced Fund......................................  $    600
UBS U.S. Equity Fund........................................  $  3,315
UBS U.S. Large Cap Equity Fund..............................  $    141
UBS U.S. Large Cap Growth Fund..............................  $    132
UBS U.S. Small Cap Growth Fund..............................  $    976
UBS U.S. Value Equity Fund..................................  $     89
UBS U.S. Bond Fund..........................................  $  1,891
UBS High Yield Fund.........................................  $  2,622
UBS International Equity Fund...............................  $112,865



    Until November 2, 2001, J.P. Morgan served as administrator and accounting and portfolio valuation agent under a Multiple Services Agreement, which also included the custodian services performed by JPMorgan Chase Bank. J.P. Morgan served as transfer agent of the Trust until August 17, 2001. PFPC Inc. was appointed transfer agent of the Trust effective August 20, 2001. For the fiscal years ended June 30, 2001 and 2000, aggregate fees paid to J.P. Morgan for administration, accounting, portfolio valuation and transfer agency services are set forth in the table below. In addition, amounts paid to PFPC Inc. for transfer agency services for the fiscal year ended June 30, 2002 are also set forth in the table below:



FUND                                                           2002*      2001*      2000*
----                                                          --------   --------   --------
UBS Global Allocation Fund*.................................  $  5,480   $153,238   $265,531
UBS Global Equity Fund......................................  $  5,753   $ 10,950   $  8,046
UBS Global Bond Fund........................................  $  6,848   $  5,046   $  4,425
UBS U.S. Balanced Fund......................................  $  7,561   $    384   $  1,442
UBS U.S. Equity Fund........................................  $  5,381   $  7,682   $ 38,857
UBS U.S. Large Cap Equity Fund..............................  $  8,215   $    207   $    388
UBS U.S. Large Cap Growth Fund..............................  $  7,868   $  1,271   $    527
UBS U.S. Small Cap Growth Fund..............................  $  7,797   $  1,460   $  1,458
UBS U.S. Value Equity Fund..................................  $  8,585        N/A        N/A
UBS U.S. Bond Fund..........................................  $  7,811   $    498   $  1,098
UBS High Yield Fund.........................................  $ 97,633   $    396   $  1,087
UBS International Equity Fund...............................  $  6,542   $ 85,387   $364,818


--------------------------

* The UBS U.S. Small Cap Equity Fund, UBS U.S. Real Estate Equity Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund had not commenced investment operations as of the time periods indicated. The UBS U.S. Value Equity Fund commenced operations on June 29, 2001. Effective June 28, 2002, the UBS Global Balanced Fund changed its name to the UBS Global Allocation Fund.



    CUSTODY SERVICES. JPMorgan Chase Bank, located at 270 Park Avenue, New York, New York 10017 provides custodian services for the securities and cash of the Funds. The custody fee schedule is based primarily on the net amount of assets held during the period for which payment is being made plus a per transaction fee for transactions during the period. JPMorgan Chase Bank utilizes foreign sub-custodians under procedures approved by the Board in accordance with applicable legal requirements.


PRINCIPAL UNDERWRITING ARRANGEMENTS

    UBS Global Asset Management (US) Inc. (the "Underwriter") acts as the principal underwriter of each class of shares of the Funds pursuant to a Principal Underwriting Contract with the Trust ("Principal Underwriting Contract"). The Principal Underwriting Contract requires the Underwriter to use its best efforts, consistent with its other businesses, to sell shares of the Funds. Shares of the Funds are offered continuously. The Underwriter enters into dealer agreements with other broker-dealers (affiliated and non-affiliated) and with other financial institutions to authorize them to sell Fund shares.


    Under separate plans pertaining to the Class A, Class B and Class C shares of the Funds adopted by the Trust in the manner prescribed under Rule 12b-1 under the Act (each, respectively, a "Class A Plan," "Class B Plan" and
"Class C Plan," and collectively, "Plans"), the Funds pay the Underwriter a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each class of shares. Under the Class B Plan, the Funds pay the Underwriter a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% of the average daily net assets of the class of shares. Under the Class C Plan, the Funds pay the Underwriter a distribution fee, accrued daily and payable monthly, at the annual rate of 0.50% (for Fixed Income Funds) or 0.75% (for Equity Funds) of the average daily net assets of the class of shares. There is no distribution plan with respect to the Funds' Class Y shares and the Funds pay no service or distribution fees with respect to their Class Y shares.


    The Underwriter uses the service fees under the Plans for Class A, Class B and Class C shares primarily to pay dealers for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in each Fund by each dealer. Each dealer then compensates its investment professionals for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts including related overhead expenses.

    The Underwriter uses the distribution fees under the Class B and Class C Plans to offset the commissions it pays to dealers for selling each Fund's Class B and Class C shares, respectively, and to offset each Fund's marketing costs attributable to such classes, such as the preparation, printing and distribution of sales literature, advertising and prospectuses and other shareholder materials to prospective investors. The Underwriter may also use distribution fees to pay additional compensation to dealers and to offset other costs allocated to the Underwriter's distribution activities.

    The Underwriter receives the proceeds of the initial sales charge paid when Class A and Class C shares are bought and of the contingent deferred sales charge paid upon sales of shares. These proceeds also may be used to cover distribution expenses.

    The Plans and the Principal Underwriting Contract specify that the Funds must pay service and distribution fees to the Underwriter as compensation for its service and distribution related activities, not as reimbursement for specific expenses incurred. Therefore, even if the Underwriter's expenses for the Funds exceed the service or distribution fees it receives, the Funds will not be obligated to pay more than those fees. On the other hand, if the Underwriter's expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of any Plan will be the Underwriter's sole responsibility and not that of the Funds. Annually, the Board reviews the Plans and the Underwriter's corresponding expenses for each class of shares of the Funds separately from the Plans and expenses of the other classes of shares.

    Among other things, each Plan provides that (1) the Underwriter will submit to the Board at least quarterly, and the Board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Board, including those Board members who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by a Fund under the Plan shall not be materially increased without the approval by a majority of the outstanding voting securities of the relevant class of the Fund, and (4) while the Plan remains in effect, the selection and nomination of Board members who are not "interested persons" of the Trust shall be committed to the discretion of the Board members who are not "interested persons" of the Trust.


    In reporting amounts expended under the Plans to the Board members, the Underwriter allocates expenses attributable to the sale of each class of the Funds' shares to such class based on the ratio of sales of shares of such class to the sales of all three classes of shares. The fees paid by one class of a Fund's shares will not be used to subsidize the sale of any other class of the Fund's shares.

CLASS A SERVICE FEES



    The table below shows the aggregate service fees paid by Class A shares of each Fund for the fiscal period October 29, 2001 through June 30, 2002.



                                                              SERVICE FEES THE FUND
                                                              PAID TO (ACCRUED TO)
FUND                                                              UBS GLOBAL AM
----                                                          ---------------------
UBS U.S. Bond Fund..........................................         $ 13,510
UBS High Yield Fund.........................................         $108,383
UBS U.S. Balanced Fund......................................         $  2,506
UBS U.S. Equity Fund........................................         $ 26,585
UBS U.S. Value Equity Fund..................................         $    942
UBS U.S. Large Cap Equity Fund..............................         $    476
UBS U.S. Large Cap Growth Fund..............................         $  2,911
UBS U.S. Small Cap Growth Fund..............................         $  2,805
UBS Global Allocation Fund*.................................         $  9,386
UBS Global Bond Fund........................................         $  1,772
UBS Global Equity Fund......................................         $ 25,632
UBS International Equity Fund...............................         $  3,424


--------------------------

*   Previously, UBS Global Allocation Fund was named UBS Global Balanced Fund.



    Amounts spent on behalf of each Fund's Class A shares pursuant to the Class A plan during the fiscal year ended June 30, 2002 are set forth below:



                                                                                                          INTEREST,
                                           PRINTING AND   COMPENSATION   COMPENSATION   COMPENSATION    CARRYING, OR
                                            MAILING OF         TO         TO BROKER-      TO SALES     OTHER FINANCIAL
FUND                         ADVERTISING   PROSPECTUSES   UNDERWRITERS     DEALERS       PERSONNEL         CHARGES        OTHER
----                         -----------   ------------   ------------   ------------   ------------   ---------------   --------
UBS U.S. Bond Fund.........       $0            $0             $0          $ 75,814          $0              $0             $0
UBS High Yield.............       $0            $0             $0          $142,889          $0              $0             $0
UBS U.S. Balanced Fund.....       $0            $0             $0          $ 14,005          $0              $0             $0
UBS U.S. Equity Fund.......       $0            $0             $0          $ 41,839          $0              $0             $0
UBS U.S. Value Equity
  Fund.....................       $0            $0             $0          $  9,981          $0              $0             $0
UBS U.S. Large Cap Equity
  Fund.....................       $0            $0             $0          $  2,373          $0              $0             $0
UBS U.S. Large Cap Growth
  Fund.....................       $0            $0             $0          $  4,069          $0              $0             $0
UBS U.S. Small Cap Growth
  Fund.....................       $0            $0             $0          $  8,152          $0              $0             $0
UBS Global Allocation
  Fund*....................       $0            $0             $0          $ 23,726          $0              $0             $0
UBS Global Bond Fund.......       $0            $0             $0          $  3,559          $0              $0             $0
UBS Global Equity Fund.....       $0            $0             $0          $ 36,002          $0              $0             $0
UBS International Equity
  Fund.....................       $0            $0             $0          $ 45,616          $0              $0             $0


--------------------------

*   Previously, UBS Global Allocation Fund was named UBS Global Balanced Fund.

CLASS B DISTRIBUTION AND SERVICE FEES



    The table below shows the aggregate distribution and/or service fees paid (or accrued) by Class B shares of each Fund for the fiscal period November 5, 2001 through June 30, 2002.



                                           DISTRIBUTION AND SERVICE FEES   DISTRIBUTION-RELATED   DISTRIBUTION FEES
                                             THE FUND PAID TO (ACCRUED      EXPENSES INCURRED      RETAINED BY UBS
FUND                                             TO) UBS GLOBAL AM           BY UBS GLOBAL AM         GLOBAL AM
----                                       -----------------------------   --------------------   -----------------
UBS U.S. Bond Fund.......................            $  3,288                     $ 4,669              $ 2,466
UBS High Yield Fund......................            $106,525                     $63,766              $79,894
UBS U.S. Balanced Fund...................            $  2,653                     $ 1,016              $ 1,990
UBS U.S. Equity Fund.....................            $  1,306                     $   686              $   980
UBS U.S. Value Equity Fund...............            $  1,212                     $   437              $   909
UBS U.S. Large Cap Equity Fund...........            $    559                     $   151              $   419
UBS U.S. Large Cap Growth Fund...........            $    603                     $ 1,286              $   452
UBS U.S. Small Cap Growth Fund...........            $  2,260                     $ 4,320              $ 1,695
UBS Global Allocation Fund*..............            $  1,385                     $   552              $ 1,039
UBS Global Bond Fund.....................            $    768                     $ 1,792              $   576
UBS Global Equity Fund...................            $  1,401                     $   844              $   494
UBS International Equity Fund............            $    149                     $    50              $   112


--------------------------

*   Previously, UBS Global Allocation Fund was named UBS Global Balanced Fund.



    Amounts spent on behalf of each Fund's Class B shares pursuant to the Class B plan during the fiscal year ended June 30, 2002 are set forth below:



                                                                                                           INTEREST
                                                                                                           CARRYING,
                                             PRINTING AND   COMPENSATION    COMPENSATION    COMPENSATION   OR OTHER
                                              MAILING OF         TO          TO BROKER-       TO SALES     FINANCIAL
FUND*                          ADVERTISING   PROSPECTUSES   UNDERWRITERS      DEALERS        PERSONNEL      CHARGES     OTHER
-----                          -----------   ------------   ------------   --------------   ------------   ---------   --------
UBS U.S. Bond Fund...........       $0            $0             $0           $   822            $0           $0          $0
UBS High Yield...............       $0            $0             $0           $26,631            $0           $0          $0
UBS U.S. Balanced Fund.......       $0            $0             $0           $   663            $0           $0          $0
UBS U.S. Equity Fund.........       $0            $0             $0           $   326            $0           $0          $0
UBS U.S. Value Equity Fund...       $0            $0             $0           $   303            $0           $0          $0
UBS U.S. Large Cap Equity
  Fund.......................       $0            $0             $0           $   140            $0           $0          $0
UBS U.S. Large Cap Growth
  Fund.......................       $0            $0             $0           $   151            $0           $0          $0
UBS U.S. Small Cap Growth
  Fund.......................       $0            $0             $0           $   565            $0           $0          $0
UBS Global Allocation
  Fund*......................       $0            $0             $0           $   346            $0           $0          $0
UBS Global Bond Fund.........       $0            $0             $0           $   192            $0           $0          $0
UBS Global Equity Fund.......       $0            $0             $0           $   350            $0           $0          $0
UBS International Equity
  Fund.......................       $0            $0             $0           $    37            $0           $0          $0


--------------------------

*   Previously, UBS Global Allocation Fund was named UBS Global Balanced Fund.

CLASS C DISTRIBUTION AND SERVICE FEES



    The table below shows the aggregate distribution and/or service fees paid (or accrued) by Class C shares of each Fund for the fiscal period November 5, 2001 through June 30, 2002.



                                               DISTRIBUTION AND SERVICE
                                                FEES THE FUND PAID TO     DISTRIBUTION-RELATED   DISTRIBUTION FEES
                                                   (ACCRUED TO) UBS        EXPENSES INCURRED      RETAINED BY UBS
FUND                                                  GLOBAL AM             BY UBS GLOBAL AM         GLOBAL AM
----                                           ------------------------   --------------------   -----------------
UBS U.S. Bond Fund...........................          $ 4,157                   $ 3,088              $ 2,771
UBS High Yield Fund..........................          $89,265                   $30,217              $59,510
UBS U.S. Balanced Fund.......................          $ 1,517                   $   468              $ 1,138
UBS U.S. Equity Fund.........................          $   299                   $   239              $   224
UBS U.S. Value Equity Fund...................          $   797                   $   232              $   598
UBS U.S. Large Cap Equity Fund...............          $   125                   $    83              $    94
UBS U.S. Large Cap Growth Fund...............          $ 3,853                   $   971              $ 2,890
UBS U.S. Small Cap Growth Fund...............          $ 1,495                   $   840              $ 1,106
UBS Global Allocation Fund*..................          $ 2,255                   $   924              $ 1,691
UBS Global Equity Fund.......................          $ 1,243                   $   625              $   932
UBS International Equity Fund................          $   280                   $   100              $   210


--------------------------

*   Previously, UBS Global Allocation Fund was named UBS Global Balanced Fund.



    Amounts spent on behalf of each Fund's Class C shares pursuant to the Class C plan during the fiscal year ended June 30, 2002 are set forth below:



                                                                                                            INTEREST,
                                                                                                            CARRYING,
                                                PRINTING AND   COMPENSATION   COMPENSATION   COMPENSATION   OR OTHER
                                                 MAILING OF         TO         TO BROKER-      TO SALES     FINANCIAL
FUND*                             ADVERTISING   PROSPECTUSES   UNDERWRITERS     DEALERS       PERSONNEL      CHARGES     OTHER
-----                             -----------   ------------   ------------   ------------   ------------   ---------   --------
UBS U.S. Bond Fund..............       $0            $0             $0          $ 7,175           $0           $0          $0
UBS High Yield..................       $0            $0             $0          $38,373           $0           $0          $0
UBS U.S. Balanced Fund..........       $0            $0             $0          $ 1,462           $0           $0          $0
UBS U.S. Equity Fund............       $0            $0             $0          $   626           $0           $0          $0
UBS U.S. Value Equity Fund......       $0            $0             $0          $ 1,716           $0           $0          $0
UBS U.S. Large Cap Equity Fund..       $0            $0             $0          $ 1,307           $0           $0          $0
UBS U.S. Large Cap Growth Fund..       $0            $0             $0          $ 1,266           $0           $0          $0
UBS U.S. Small Cap Growth Fund..       $0            $0             $0          $ 2,913           $0           $0          $0
UBS Global Allocation Fund......       $0            $0             $0          $ 5,686           $0           $0          $0
UBS Global Equity Fund..........       $0            $0             $0          $ 2,984           $0           $0          $0
UBS International Equity Fund...       $0            $0             $0          $   617           $0           $0          $0


--------------------------

*   Previously, UBS Global Allocation Fund was named UBS Global Balanced Fund.



    In approving the Class A Plan, the Class B Plan and the Class C Plan, the Board considered all the features of the distribution system and the anticipated benefits to the Funds and their shareholders. With regard to each Plan, the Board considered (1) the advantages to the shareholders of economies of scale resulting from growth in the Funds' assets and potential continued growth,
(2) the services provided to the Funds and their shareholders by the Underwriter, (3) the services provided by dealers pursuant to each dealer agreement with the Underwriter, and (4) the Underwriter shareholder service-related and, where applicable, distribution-related expenses and costs. With respect to the Class B Plan, the Board also recognized that the Underwriters' willingness to compensate dealers without the concomitant receipt by the Underwriter of initial sales charges was conditioned upon its expectation of being compensated under the Class B Plan.



    With respect to each Plan, the Board considered all compensation that the Underwriter would receive under the Plan and the Principal Underwriting Contract, including service fees and, as applicable, initial sales charges, distribution fees and contingent deferred sales charges. The Board also considered the benefits that would accrue to the Underwriter under each Plan in that the Underwriter would receive service, distribution, advisory and administrative fees that are calculated based upon a percentage of the average net assets of the Funds, which fees would increase if the Plans were successful and the Funds attained and maintained significant asset levels.



    Under the Principal Underwriting Contract, UBS Global AM earned the following approximate amounts of sales charges in connection with the sale of shares, and retained the following approximate amounts, net of concessions to dealers:



CLASS A--FISCAL YEAR ENDED JUNE 30, 2002



                                                                   SALES CHARGE REVENUE
                                                               -----------------------------
                                                                             AMOUNT RETAINED
                                                               PAID TO UBS    BY UBS GLOBAL
FUND                                                            GLOBAL AM          AM
----                                                           -----------   ---------------
UBS U.S. Bond Fund..........................................     $73,631         $11,327
UBS High Yield Fund.........................................     $39,926         $ 5,420
UBS U.S. Balanced Fund......................................     $12,932         $ 1,434
UBS U.S. Equity Fund........................................     $17,321         $ 2,067
UBS U.S. Value Equity Fund..................................     $10,671         $ 1,632
UBS U.S. Large Cap Equity Fund..............................     $ 2,080         $   183
UBS U.S. Large Cap Growth Fund..............................     $ 1,279         $   121
UBS U.S. Small Cap Growth Fund..............................     $ 5,878         $   531
UBS Global Allocation Fund*.................................     $17,280         $ 2,940
UBS Global Bond Fund........................................     $ 2,061         $   274
UBS Global Equity Fund......................................     $11,483         $ 1,114
UBS International Equity Fund...............................     $51,215         $ 9,024


--------------------------

*   Previously, UBS Global Allocation Fund was named UBS Global Balanced Fund.



CLASS B--FISCAL YEAR ENDED JUNE 30, 2002



                                                                       CDSC REVENUE
                                                               -----------------------------
                                                                 AMOUNT      AMOUNT RETAINED
                                                               PAID TO UBS    BY UBS GLOBAL
FUND                                                            GLOBAL AM          AM
----                                                           -----------   ---------------
UBS U.S. Bond Fund..........................................     $     0         $     0
UBS High Yield Fund.........................................     $     0         $     0
UBS U.S. Balanced Fund......................................     $     0         $     0
UBS U.S. Equity Fund........................................     $     0         $     0
UBS U.S. Value Equity Fund..................................     $     0         $     0
UBS U.S. Large Cap Equity Fund..............................     $     0         $     0
UBS U.S. Large Cap Growth Fund..............................     $     0         $     0
UBS U.S. Small Cap Growth Fund..............................     $     0         $     0
UBS Global Allocation Fund*.................................     $     0         $     0
UBS Global Bond Fund........................................     $32,671         $32,671
UBS Global Equity Fund......................................     $42,876         $42,876
UBS International Equity Fund...............................     $     0         $     0


--------------------------

*   Previously, UBS Global Allocation Fund was named UBS Global Balanced Fund.

CLASS C--FISCAL YEAR ENDED JUNE 30, 2002



                                              SALES CHARGE REVENUE                  CDSC REVENUE
                                          -----------------------------   --------------------------------
                                                        AMOUNT RETAINED   AMOUNT PAID TO   AMOUNT RETAINED
                                          PAID TO UBS    BY UBS GLOBAL      UBS GLOBAL      BY UBS GLOBAL
FUND                                       GLOBAL AM          AM                AM               AM
----                                      -----------   ---------------   --------------   ---------------
UBS U.S. Bond Fund......................    $5,789             $0             $2,951            $2,951
UBS High Yield Fund.....................    $8,618             $0             $  344            $  344
UBS U.S. Balanced Fund..................    $1,083             $0             $    0            $    0
UBS U.S. Equity Fund....................    $  551             $0             $    0            $    0
UBS U.S. Value Equity Fund..............    $1,517             $0             $    0            $    0
UBS U.S. Large Cap Equity Fund..........    $1,276             $0             $    0            $    0
UBS U.S. Large Cap Growth Fund..........    $  303             $0             $    0            $    0
UBS U.S. Small Cap Growth Fund..........    $2,544             $0             $    0            $    0
UBS Global Allocation Fund*.............    $5,122             $0             $    0            $    0
UBS Global Equity Fund..................    $2,673             $0             $  118            $  118
UBS International Equity Fund...........    $  547             $0             $    0            $    0


--------------------------

*   Previously, UBS Global Allocation Fund was named UBS Global Balanced Fund.



PRIOR DISTRIBUTION ARRANGEMENTS



    Until November 5, 2001, a distribution plan, adopted pursuant to Rule 12b-1 under the Act, had related to the Trust's UBS Investment Funds class of shares of the UBS Global Allocation Fund, UBS Global Equity Fund, UBS Global Bond Fund, UBS U.S. Balanced Fund, UBS U.S. Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Bond Fund, UBS High Yield Fund and UBS International Equity Fund (the "UBS Investment Plan I"). A separate distribution plan, adopted pursuant to Rule 12b-1 under the Act, had related to the Trust's UBS Investment Funds class of shares of the UBS U.S. Value Equity Fund, UBS U.S. Small Cap Equity Fund and UBS U.S. Real Estate Equity Fund (the "UBS Investment Plan II", and together with UBS Investment Plan I, the "UBS Investment Plans"). The Board had also adopted a separate distribution plan (the "Class N Plan") pursuant to Rule 12b-1 under the Act, for each Series' Brinson Fund--Class N shares (the UBS Investment Plans and the Class N Plan are together the "Prior Plans"), which was in place until November 5, 2001. The Prior Plans had permitted each Series to reimburse Funds Distributor Inc., the Trust's former underwriter ("FDI"), the Advisor and others from the assets of the UBS Investment Funds class of shares and Brinson Fund--Class N shares with a quarterly fee for services and expenses incurred in distributing and promoting sales of UBS Investment Funds class of shares and Brinson Fund--Class N shares, respectively. These expenses had included, but were not limited to, preparing and distributing advertisements and sales literature, printing prospectuses and reports used for sales purposes, and paying distribution and maintenance fees to brokers, dealers and others in accordance with a selling agreement with the Trust on behalf of the UBS Investment Funds class of shares and the Brinson Fund--Class N shares or FDI. In addition, each Fund (as well as the Advisor, from the Advisor's own resources) had made payments directly to FDI for payment to dealers or others, or directly to others, such as banks, who had assisted in the distribution of the UBS Investment Funds class of shares or Brinson Fund--Class N shares or provided services with respect to the UBS Investment Funds class of shares or Brinson Fund--Class N shares.


    UBS, or one of its affiliates, pursuant to a selected dealer agreement, had provided additional compensation to securities dealers from its own resources in connection with sales of the UBS Investment Funds class of shares or Brinson Fund--Class N shares of the Funds.


    The aggregate distribution fees paid by the Funds from the assets of the respective UBS Investment Funds class of shares to FDI and others under the UBS Investment Plan I and UBS Investment Plan II could not exceed 0.90% and 1.00%, respectively, of a Fund's average daily net assets in any year (0.25% of which were service fees to be paid by the Series to FDI, dealers and others, for providing personal service and/or maintaining shareholder accounts). The UBS Investment Plan I had provided, however, that the aggregate distribution fees for each subject Fund could not exceed the following maximum amounts for the fiscal year ending June 30, 2002: UBS Investment Fund--Global Balanced--0.65%, UBS Investment Fund--Global

Equity--0.76%, UBS Investment Fund--Global Bond--0.49%, UBS Investment Fund--U.S. Balanced--0.50%, UBS Investment Fund--U.S. Equity--0.52%, UBS Investment Fund--U.S. Large Cap Equity--0.52%, UBS Investment Fund--U.S. Large Cap Growth--0.77%, UBS Investment Fund--U.S. Small Cap Growth--0.77%, UBS Investment Fund--U.S. Bond--0.47%, UBS Investment Fund--High Yield--0.85% and UBS Investment Fund--International Equity--0.84%. The UBS Investment Plan II had provided that the aggregate distribution fees for each subject Fund could not exceed the following maximum amounts for the fiscal year ending June 30, 2001:
UBS Investment Fund--U.S. Value Equity--1.00%, UBS Investment Fund--U.S. Small Cap Equity--1.00%, UBS Investment Fund--U.S. Real Estate Equity--1.00%, UBS Investment Fund--Emerging Markets Debt--1.00%, and UBS Investment Fund--Emerging Markets Equity--1.00%.


    The aggregate distribution fees paid by the Funds from the assets of the respective Brinson Fund--Class N shares to FDI and others under the Class N Plan could not exceed 0.25% of a Fund's average daily net assets in any year.


    The UBS Investment Plans did not apply to the Brinson Fund--Class I or the Brinson Fund--Class N shares of each Fund and those shares were not included in calculating the UBS Investment Plans' respective fees. The Class N Plan did not apply to the Brinson Fund--Class I or the UBS Investment Funds class of shares of each Fund and those shares were not included in calculating the Class N Plan's fees.


TRANSFER AGENCY SERVICES

    Effective August 20, 2001, PFPC Inc. ("PFPC"), a subsidiary of PNC Bank, N.A., serves as the Trust's transfer and dividend disbursing agent. It is located at 400 Bellevue Parkway, Wilmington, DE 19809.

INDEPENDENT AUDITORS

    Ernst & Young LLP, New York, New York, are the independent auditors of the Trust.

LEGAL COUNSEL

    Stradley, Ronon, Stevens & Young, LLP, Philadelphia, Pennsylvania, is legal counsel to the Trust and the independent Trustees.

PERSONAL TRADING POLICIES

    The Trust, the Advisor, the Underwriter and the Sub-Advisor have each adopted a Code of Ethics under Rule 17j-1 of the Act. Each Code of Ethics establishes standards by which certain personnel covered by the rule may invest in securities that may be purchased or held by the Funds but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing.


BANK LINE OF CREDIT



    Effective September 10, 2001 each Fund participates with other funds managed, advised or sub-advised by the Advisor or its affiliates in a $300 million committed credit facility (the "Facility") with UBS AG, Stamford Branch, to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares at the request of shareholders and other temporary or emergency purposes. Under the facility arrangement, each Fund has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to each Fund at rates based on prevailing market rates in effect at the time of borrowings. Set forth in the table below are the average borrowings, number of days outstanding of loans for the Funds that utilized the facility, and the interest amounts paid for the fiscal period ended June 30, 2002. Also set forth below are the committment fees paid by the Funds to UBS AG, Stanford Branch for the fiscal period ended June 30, 2002:



                                                               AVERAGE     NUMBER OF DAYS   INTEREST
FUND                                                          BORROWINGS    OUTSTANDING       PAID
----                                                          ----------   --------------   --------
UBS Global Bond Fund........................................  $5,700,000          7         $ 2,386
UBS U.S. Balanced Fund......................................   6,400,000          3           1,756
UBS U.S. Bond Fund..........................................   6,465,306         49          29,408
UBS High Yield Fund.........................................   3,485,714         14           3,884
UBS International Equity Fund...............................   5,058,696         23          15,348



                                                              COMMITMENT
FUND                                                          FEES PAID
----                                                          ----------
UBS Global Allocation Fund..................................    $6,691
UBS Global Equity Fund......................................    $2,608
UBS Global Bond Fund........................................    $1,640
UBS International Equity....................................    $6,976
UBS U.S. Balanced Fund......................................    $1,076
UBS U.S. Equity Fund........................................    $6,272
UBS U.S. Bond Fund..........................................    $3,605
UBS U.S. Large Cap. Equity Fund.............................    $  257
UBS High Yield Fund.........................................    $2,716
UBS U.S. Large Cap. Growth Fund.............................    $  229
UBS U.S. Small Cap. Growth Fund.............................    $1,606
UBS U.S. Value Equity Fund..................................    $  128


                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

    The Advisor is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' portfolio business and the negotiation of commissions, if any, paid on such transactions. Subject to the direction of the Advisor, the Sub-Advisor is responsible for decisions to buy and sell securities and for the placement of portfolio business and the negotiation of commissions, if any, paid on such transactions, for the portion of each Fund's assets that the Sub-Advisor manages. Portfolio transactions placed by the Sub-Advisor may be effected through the Advisor's or the Sub-Advisor's trading desk. Fixed income securities in which the Funds invest are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the bid/ask spread quoted on securities includes an implicit profit to the dealers. In over-the-counter transactions, orders are placed directly with a principal market-maker unless a better price and execution can be obtained by using a broker. Brokerage commissions are paid on transactions in listed securities, futures contracts and options thereon. The Advisor and the Sub-Advisor are responsible for effecting portfolio transactions and will do so in a manner deemed fair and reasonable to the Funds. Under its advisory agreements with the Funds, the Advisor is authorized to utilize the trading desk of its foreign affiliates to execute foreign securities transactions, but monitors the selection by such affiliates of brokers and dealers used to execute transactions for the Funds.

    The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. However, subject to policies established by the Board of the Trust, a Fund may pay a broker-dealer a commission for effecting a portfolio transaction for the Fund in excess of the amount of commission another broker-dealer would have charged if the Advisor or the Sub-Advisor determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm's overall responsibilities with respect to the clients, including the Funds, as to which the Advisor or the Sub-Advisor exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, the Advisor and the Sub-Advisor consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. The Advisor and the Sub-Advisor may also consider the sale of shares of the Funds and other funds that they advise as a factor in the selection of brokers or dealers to effect transactions for the Funds, subject to the Advisor's and the Sub-Advisor's duties to seek best execution. When more than one firm is believed to meet these criteria, preference may be given to brokers who provide research or statistical material or other services to the Funds, to the Advisor or to the Sub-Advisor. Such services include advice, both directly and in writing, as to the value of the securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows the Advisor and the Sub-Advisor to supplement their own investment research activities and obtain the views and information of others prior to making investment decisions. The Advisor and the Sub-Advisor are of the opinion that, because this material must be analyzed and reviewed by their staff, the receipt and use of such material does not tend to reduce expenses but may benefit the Funds by supplementing the Advisor's and the Sub-Advisor's research.

    The Advisor and the Sub-Advisor effect portfolio transactions for other investment companies and advisory accounts. Research services furnished by dealers through whom the Funds effect their securities transactions may be used by the Advisor or the Sub-Advisor in servicing all of their accounts; not all such services may be used in connection with the Funds. In the opinion of the Advisor and the Sub-Advisor, it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds). The Advisor and the Sub-Advisor will attempt to equitably allocate portfolio transactions among the Funds and others whenever concurrent decisions are made to purchase or sell securities by the Funds and another. In making such allocations between the Funds and others, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending investments to the Funds and the others. In some cases, this procedure could have an adverse effect on the Funds. In the opinion of the Advisor and the Sub-Advisor, however, the results of such procedures will, on the whole, be in the best interest of each of the clients.

    When buying or selling securities, the Funds may pay commissions to brokers who are affiliated with the Advisor, the Sub-Advisor or the Funds. The Funds may purchase securities in certain underwritten offerings for which an affiliate of the Funds, the Advisor or the Sub-Advisor may act as an underwriter. The Funds may effect futures transactions through, and pay commissions to, futures commission merchants who are affiliated with the Advisor, the Sub-Advisor or the Funds in accordance with procedures adopted by the Board.

    The Funds incurred brokerage commissions as follows:


                                                           FISCAL YEAR         FISCAL YEAR         FISCAL YEAR
                                                              ENDED               ENDED               ENDED
FUND*                                                     JUNE 30, 2000       JUNE 30, 2001       JUNE 30, 2002
-----                                                     -------------       -------------       -------------
UBS Global Allocation Fund.........................         $  458,131           $257,850            $204,592
UBS Global Equity Fund.............................         $  307,473           $133,005            $159,779
UBS Global Bond Fund...............................         $        0           $      0            $      0
UBS U.S. Balanced Fund.............................         $   32,174           $ 19,501            $ 34,240
UBS U.S. Equity Fund(1)............................         $1,078,586           $273,507            $215,221
UBS U.S. Value Equity Fund.........................         $      N/A           $    N/A            $  4,960
UBS U.S. Large Cap Equity Fund.....................         $   74,174           $ 25,456            $ 22,978
UBS U.S. Large Cap Growth Fund.....................         $   15,626           $ 11,376            $ 11,390
UBS U.S. Small Cap Growth Fund(1)..................         $  271,215           $162,164            $ 63,449
UBS U.S. Bond Fund.................................         $        0           $      0            $      0
UBS High Yield Fund................................         $        0           $      0            $      0
UBS International Equity Fund(1)...................         $1,256,390           $712,539            $290,289


--------------------------
* The UBS U.S. Value Equity Fund commenced operations on June 29, 2001. The UBS U.S. Small Cap Equity Fund, UBS U.S. Real Estate Equity Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund had not commenced operations as of the time periods indicated.


(1) The decline in brokerage commissions paid was due to market conditions and a decline in assets.



    For the fiscal year ended June 30, 2000, the UBS Global Allocation Fund, UBS Global Equity Fund, UBS U.S. Balanced Fund, UBS U.S. Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Growth

Fund and UBS U.S. Small Cap Growth Fund paid brokerage commissions to UBS Warburg, an affiliate of the Advisor and the Underwriter, as follows:



                                                                 AGGREGATE
                                                              DOLLAR AMOUNT OF
                                                              COMMISSIONS PAID
FUND                                                           TO UBS WARBURG
----                                                          ----------------
UBS Global Allocation Fund..................................      $ 61,971
UBS Global Equity Fund......................................      $  7,061
UBS U.S. Balanced Fund......................................      $  9,599
UBS U.S. Equity Fund........................................      $426,884
UBS U.S. Large Cap Equity Fund..............................      $ 28,014
UBS U.S. Large Cap Growth Fund..............................      $  2,133
UBS U.S. Small Cap Growth Fund..............................      $  9,675



    For the fiscal year ended June 30, 2001, the UBS Global Allocation Fund, UBS Global Equity Fund, UBS U.S. Balanced Fund, UBS U.S. Equity Fund, UBS U.S. Large Cap Equity Fund and UBS U.S. Large Cap Growth Fund paid brokerage commissions to UBS Warburg, as follows:



                                                                 AGGREGATE
                                                              DOLLAR AMOUNT OF
                                                              COMMISSIONS PAID
FUND                                                           TO UBS WARBURG
----                                                          ----------------
UBS Global Allocation Fund..................................      $ 58,857
UBS Global Equity Fund......................................      $  3,838
UBS U.S. Balanced Fund......................................      $  3,449
UBS U.S. Equity Fund........................................      $107,381
UBS U.S. Large Cap Equity Fund..............................      $ 10,773
UBS U.S. Large Cap Growth Fund..............................      $  2,356



    For the fiscal year ended June 30, 2002, the UBS Global Allocation Fund, UBS Global Equity Fund, UBS U.S. Balanced Fund, UBS U.S. Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Value Equity Fund, and UBS U.S. Small Cap Growth Fund paid brokerage commissions to UBS Warburg, as follows:



                                                     AGGREGATE                          % OF AGGREGATE
                                                  DOLLAR AMOUNT OF    % OF AGGREGATE    DOLLAR AMOUNT
                                                  COMMISSIONS PAID   COMMISSIONS PAID        PAID
FUND                                               TO UBS WARBURG     TO UBS WARBURG    TO UBS WARBURG
----                                              ----------------   ----------------   --------------
UBS Global Allocation Fund......................       $17,191             8.40%              .11%
UBS Global Equity Fund..........................       $ 7,935             4.97%              .11%
UBS U.S. Balanced Fund..........................       $ 3,050             8.91%              .14%
UBS U.S. Equity Fund............................       $50,669            23.54%              .11%
UBS U.S. Large Cap Equity Fund..................       $ 1,571             6.84%              .15%
UBS U.S. Large Cap Growth Fund..................       $   725             6.36%              .09%
UBS U.S. Value Equity Fund......................       $   115             2.32%              .90%



    For the fiscal year ended June 30, 2002, the Trust, the Advisor and the Sub-Advisor had no agreements or understandings with a broker, or otherwise through an internal allocation procedure, to cause the Funds' brokerage transactions to be directed to a broker because of research services provided.


PORTFOLIO TURNOVER

    The Funds are free to dispose of their portfolio securities at any time, subject to complying with the Code and the Act, when changes in circumstances or conditions make such a move desirable in light of each Fund's respective investment objective. The Funds will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving that Fund's investment objective.

    The Funds do not intend to use short-term trading as a primary means of achieving their investment objectives. The rate of portfolio turnover shall be calculated by dividing (a) the lesser of purchases and sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by that Fund during the particular fiscal year. Such monthly average shall be calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the particular fiscal year and as of the end of each of the succeeding eleven months and dividing the sum by 13.

    Under normal circumstances, the portfolio turnover rate for the UBS U.S. Equity Fund, UBS U.S. Value Equity Fund, UBS U.S. Large Cap Growth Fund and UBS International Equity Fund is not expected to exceed 100%. The portfolio turnover rates for the UBS Global Allocation Fund, UBS Global Equity Fund, UBS Global Bond Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Small Cap Equity Fund, UBS U.S. Real Estate Equity Fund, UBS High Yield Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund may exceed 100%, and in some years, 200%. The portfolio turnover rate for the UBS U.S. Small Cap Growth Fund may exceed 150%, and for the UBS U.S. Balanced Fund and UBS U.S. Bond Fund, the portfolio turnover rate may exceed 100% and in some years, 300%. High portfolio turnover rates (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds and ultimately by the Funds' shareholders. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income.


    The portfolio turnover rate of each Fund for the fiscal years ended June 30, 2001 and 2002 was as follows**:



                                                               FISCAL YEAR      FISCAL YEAR
                                                                  ENDED            ENDED
FUND*                                                         JUNE 30, 2001    JUNE 30, 2002
-----                                                         --------------   --------------
UBS Global Allocation Fund*.................................        115%            116%
UBS Global Equity Fund......................................         81%            117%
UBS Global Bond Fund........................................        165%            157%
UBS U.S. Balanced Fund......................................        159%            147%
UBS U.S. Equity Fund........................................         54%             60%
UBS U.S. Value Equity Fund**................................     N/A                 39%
UBS U.S. Large Cap Equity Fund..............................         94%            256%
UBS U.S. Large Cap Growth Fund..............................         56%             93%
UBS U.S. Small Cap Growth Fund..............................         93%             71%
UBS U.S. Bond Fund..........................................        314%            452%
UBS High Yield Fund.........................................         87%            120%
UBS International Equity Fund...............................         62%             82%


--------------------------

*   UBS Global Allocation Fund was previously named UBS Global Balanced Fund.


** The UBS U.S. Value Equity Fund commenced operations on June 29, 2001. The UBS U.S. Small Cap Equity Fund, UBS U.S. Real Estate Equity Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund had not commenced operations as of the time periods indicated.


                         SHARES OF BENEFICIAL INTEREST

    The Trust currently offers four classes of shares for each Fund: the UBS Fund--Class A (the Class A shares), UBS Fund--Class B (the Class B shares), UBS Fund--Class C (the Class C shares) and UBS Fund--Class Y (the Class Y shares). Class B shares include Sub-Class B-1 shares, Sub-Class B-2 shares,
Sub-Class B-3 shares, and Sub-Class B-4 shares. Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a $0.001 par value per share. Each share of beneficial interest represents an equal proportionate interest in the assets and liabilities of the applicable Fund and has identical voting, dividend, redemption, liquidation, and other rights and preferences as the other class of that Fund, except that only the Class A shares may vote on any matter affecting the Class A Plan. Similarly, only Class B shares and Class C shares may vote on matters that affect only the Class B Plan and Class C Plan. No class may vote on matters that affect only another class. Under Delaware law, the Trust does not normally hold annual meetings of shareholders. Shareholders' meetings may be held from time to time to consider certain matters, including changes to a Fund's fundamental investment objective and fundamental investment policies, changes to the Trust's investment advisory agreements and the election of Trustees when required by the Act. When matters are submitted to shareholders for a vote, shareholders are entitled to one vote per share with proportionate voting for fractional shares. The shares of the Funds do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have authority, from time to time, to divide or combine the shares of the Funds into a greater or lesser number of shares so affected. In the case of a liquidation of a Fund, each shareholder of the Fund will be entitled to share, based upon the shareholder's percentage share ownership, in the distribution out of assets, net of liabilities, of the Fund. No shareholder is liable for further calls or assessment by a Fund.

    On any matters affecting only one Fund or class, only the shareholders of that Fund or class are entitled to vote. On matters relating to the Trust but affecting the Funds differently, separate votes by the affected Funds or classes are required. With respect to the submission to shareholder vote of a matter requiring separate voting by a Fund or class, the matter shall have been effectively acted upon with respect to any Fund or class if a majority of the outstanding voting securities of that Fund or class votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other Fund or class; and
(2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

    The Trustees of the Trust do not intend to hold annual meetings of shareholders of the Funds. The SEC, however, requires the Trustees to promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by not less than 10% of the outstanding shareholders of the respective Funds. In addition, subject to certain conditions, shareholders of each Fund may apply to the Fund to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.


    The Trust had previously been authorized to issue interests in the Funds in three classes of shares: the Brinson Fund--Class I, the Brinson Fund--Class N and the UBS Investment Funds class of shares. Effective October 29, 2001,
Class I shares of the Funds were redesignated as Class Y shares of the Funds, and the Class N shares of the Funds were redesignated as the Class A shares of the Funds. On November 9, 2001, the UBS Investment Funds class of shares of each Fund was liquidated. Effective April 8, 2002, the name of each class of each Series was changed from the Brinson Fund--Class A to the UBS Fund--Class A, the Brinson Fund--Class B to the UBS Fund--Class B, the Brinson Fund--Class C to the UBS Fund--Class C, and the Brinson Fund--Class Y to the UBS Fund--Class Y.


     REDUCED SALES CHARGES, ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION
                               AND OTHER SERVICES

SALES CHARGE REDUCTIONS AND WAIVERS

    WAIVERS OF SALES CHARGES--CLASS A SHARES. The following additional sales charge waivers are available for Class A shares if you:

    - Acquire shares in connection with a reorganization pursuant to which the fund acquires substantially all of the assets and liabilities of another fund in exchange solely for shares of the acquiring fund;

    - Acquire shares in connection with the disposition of proceeds from the sale of shares of Managed High Yield Plus Fund Inc. that were acquired during that fund's initial public offering of shares and that meet certain other conditions described in its prospectus; or

    - Acquire shares in connection with shares purchased by UBS Global AM or any affiliate on behalf of a discretionary advisory client.

    REINSTATEMENT PRIVILEGE--CLASS A SHARES. Shareholders who have redeemed Class A shares may reinstate their account without a sales charge by notifying the transfer agent of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption will be taxable regardless of whether the reinstatement privilege is exercised, although a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, in which event an adjustment will be made to the shareholder's tax basis for shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be readjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described in "Taxes--Special Rule for Class A Shareholders," below.

    PURCHASES OF CLASS A SHARES THROUGH THE UBS PAINEWEBBER INSIGHTONE-SM-PROGRAM. Investors who purchase shares through the UBS PaineWebber InsightOne-SM- Program are eligible to purchase Class A shares of the funds for which the Underwriter serves as investment advisor or investment manager without a sales load, and may exchange those shares for Class A shares of the Funds. The UBS PaineWebber InsightOne-SM- Program offers a nondiscretionary brokerage account to UBS PaineWebber clients for an asset-based fee at an annual rate of up to 1.50% of the assets in the account. Account holders may purchase or sell certain investment products without paying commissions or other markups/markdowns.

    PAYMENTS BY UBS GLOBAL AM--CLASS B SHARES. For purchases of Class B shares in amounts of less than $100,000, your broker is paid an up-front commission equal to 4% of the amount sold. For purchases of Class B shares in amounts of $100,000 up to $249,999, your broker is paid an up-front commission of 3.25%, and in amounts of $250,000 to $499,999, your broker is paid an up-front commission equal to 2.5% of the amount sold. For purchases of Class B shares in amounts of $500,000 to $999,999, your broker is paid an up-front commission equal to 1.75% of the amount sold.

    PAYMENTS BY UBS GLOBAL AM--CLASS Y SHARES. Class Y shares are sold without sales charges and do not pay ongoing 12b-1 distribution or service fees. As distributor of the Class Y shares, the Underwriter may, from time to time, make payments out of its own resources to dealers who sell Class Y shares of the Family Funds to shareholders who buy $10 million or more at any one time.

    PURCHASES OF SHARES THROUGH THE PACE-SM- MULTI ADVISOR PROGRAM. An investor who participates in the PACE-SM- Multi Advisor Program is eligible to purchase Class A shares. The PACE-SM- Multi Advisor Program is an advisory program sponsored by UBS PaineWebber that provides comprehensive investment services, including investor profiling, a personalized asset allocation strategy using an appropriate combination of funds, and a quarterly investment performance review. Participation in the PACE-SM- Multi Advisor Program is subject to payment of an advisory fee at the effective maximum annual rate of 1.5% of assets. Employees of UBS PaineWebber and its affiliates are entitled to a waiver of this fee. Please contact your UBS PaineWebber Financial Advisor or UBS PaineWebber's correspondent firms for more information concerning mutual funds that are available through the PACE-SM- Multi Advisor Program. Shareholders who owned Class Y shares of a Fund through the PACE Multi-Advisor Program as of November 15, 2001, will be eligible to continue to purchase Class Y shares of that Fund through the program.

    ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION. As discussed in the Prospectuses, eligible shares of a Fund may be exchanged for shares of the corresponding class of other Funds and most other Family Funds. Class Y shares are not eligible for exchange.

    Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or a Fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the Fund's investment objective, policies and restrictions.

    The Trust will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of the Advisor or the Board, result in the necessity of a Fund selling assets under disadvantageous conditions and to the detriment of the remaining shareholders of the Fund. Pursuant to the Trust's Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. Under unusual circumstances, when the Board deems it in the best interest of the Fund's shareholders, the Trust may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current values. With respect to such redemptions in kind, the Trust has made an election pursuant to Rule 18f-1 under the Act. This will require the Trust to redeem in cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of the Fund's net asset value at the beginning of each 90-day period during which such redemptions are in effect, if that amount is less than $250,000), during any 90-day period for any one shareholder. Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash. In-kind payments to non-affiliated shareholders need not constitute a cross-section of a Fund's portfolio. Where a shareholder has requested redemption of all or a part of the shareholder's investment and where a Fund computes such redemption in-kind, the Fund will not recognize gain or loss for federal tax purposes on the securities used to compute the redemption, but the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed. Pursuant to redemption in-kind procedures adopted by the Board on behalf of the Funds, the Trust is permitted to pay redemptions in-kind to shareholders that are affiliated persons of the Funds by nature of a greater than 5% ownership interest in the Funds.

    A Fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ("NYSE") is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets, or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the Fund's portfolio at the time.

    FINANCIAL INSTITUTIONS. The Funds may authorize financial institutions, or their agents, to accept on the Funds' behalf purchase and redemption orders that are in "good form" in accordance with the policies of those institutions. The Funds will be deemed to have received these purchase and redemption orders when such financial institution or its agent accepts them. Like all customer orders, these orders will be priced based on a Fund's net asset value next computed after receipt of the order by the financial institutions or their agents. Financial institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

    AUTOMATIC INVESTMENT PLAN--CLASS A, CLASS B AND CLASS C SHARES. The Underwriter or your investment professional offers an automatic investment plan with a minimum initial investment of $1,000 through which a Fund will deduct $50 or more on a monthly, quarterly, semi-annual or annual basis from the investor's bank account to invest directly in the Fund's Class A, Class B or Class C shares. In addition to providing a convenient and disciplined manner of investing, participation in the automatic investment plan enables an investor to use the technique of "dollar cost averaging." When a shareholder invests the same dollar amount each month under the plan, the shareholder will purchase more shares when the Fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, a shareholder's average purchase price per share over any given period will be lower than if the shareholder purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, because the automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of both low and high price levels. An investor should also consider whether a large, single investment would qualify for sales load reductions.

AUTOMATIC CASH WITHDRAWAL PLAN--CLASS A, CLASS B, AND CLASS C

    The Automatic Cash Withdrawal Plan allows investors to set up monthly, quarterly (March, June, September and December), semi-annual (June and December) or annual (December) withdrawals from their Family Fund accounts. Minimum balances and withdrawals vary according to the class of shares:

    - Class A and Class C shares. Minimum value of Fund shares is $5,000; minimum withdrawals of $100.

    - Class B shares. Minimum value of Fund shares is $10,000; minimum monthly, quarterly, and semi-annual and annual withdrawals of $100, $200, $300 and $400, respectively.

    Withdrawals under the Automatic Cash Withdrawal Plan will not be subject to a contingent deferred sales charge if the investor withdraws no more than 12% of the value of the Fund account when the shareholder signed up for the plan (for Class B shares, annually; for Class A and Class C shares, during the first year under the plan). Shareholders who elect to receive dividends or other distributions in cash may not participate in the plan.

    An investor's participation in the Automatic Cash Withdrawal Plan will terminate automatically if the "Initial Account Balance" (a term that means the value of the Fund account at the time the shareholder elects to participate in the Automatic Cash Withdrawal Plan), less aggregate redemptions made other than pursuant to the Automatic Cash Withdrawal Plan, is less than the minimum values specified above. Purchases of additional shares of a Fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A and Class C shares, initial sales charges. On or about the 20th of a month for monthly, quarterly and semi-annual plans, your investment professional will arrange for redemption by a Fund of sufficient Fund shares to provide the withdrawal payments specified by participants in the Automatic Cash Withdrawal Plan. The payments generally are mailed approximately five Business Days (defined under "Net Asset Value") after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the automatic cash withdrawal or terminate participation in the Automatic Cash Withdrawal Plan at any time without charge or penalty by written instructions with signatures guaranteed to your investment professional or PFPC Inc. Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by PFPC. Shareholders may request the forms needed to establish an Automatic Cash Withdrawal Plan from their investment professionals or PFPC at 1-800-647-1568.

INDIVIDUAL RETIREMENT ACCOUNTS

    Self-directed IRAs are available in which purchases of shares of Family Funds and other investments may be made. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisors.

TRANSFER OF ACCOUNTS

    If investors holding Class A, Class B, Class C or Class Y shares of a Fund in a brokerage account transfer their brokerage accounts to another firm, the Fund shares will be moved to an account with PFPC. However, if the other firm has entered into a dealer agreement with the Underwriter relating to the Fund, the shareholder may be able to hold Fund shares in an account with the other firm.

TRANSFER OF SECURITIES

    At the discretion of the Trust, investors may be permitted to purchase Fund shares by transferring securities to a Fund that meet the Fund's investment objective and policies. Securities transferred to a Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such acceptance. Shares issued by a Fund in exchange for securities will be issued at net asset value per share of the Fund determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. Investors who are permitted to transfer such securities will be required to recognize a gain or loss on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the investors' basis therein. Securities will not be accepted in exchange for shares of a Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's portfolio and current market quotations are readily available for such securities; (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the 1933 Act, or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) the value of any such security (except U.S. government securities) being exchanged, together with other securities of the same issuer owned by the Fund, will not exceed 5% of the Fund's net assets immediately after the transaction.

                          CONVERSION OF CLASS B SHARES

    Class B shares of a Fund will automatically convert to Class A shares of that Fund, based on the relative net asset values per share of the two classes, as of the close of business on the first Business Day (as defined under "Net Asset Value") of the month in which the sixth, fourth, third, or second anniversary (depending on the amount of shares purchased) of the initial issuance of those Class B shares occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean (1) the date on which the Class B shares were issued or (2) for Class B shares obtained through the exchange, or a series of exchanges the date on which the original Class B shares were issued. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

                                NET ASSET VALUE

    Each Fund determines its net asset value per share separately for each class of shares, normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the NYSE on each Business Day when the NYSE is open. Prices will be calculated earlier when the NYSE closes early because trading has been halted for the day. Currently the NYSE is open for trading every day (each such day a "Business Day") except Saturdays, Sundays, and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    Securities that are listed on exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by the Advisor as the primary market. Securities traded in the over-the-counter market and listed on the Nasdaq Stock Market ("Nasdaq") normally are valued at the last available sale price on Nasdaq prior to valuation; other over-the-counter securities are valued at the last bid price available prior to valuation (other than short-term investments that mature in 60 days or less, which are valued as described further below). Where market quotations are readily available, portfolio securities are valued based upon market quotations, provided those quotations adequately reflect, in the judgment of the Advisor, the fair value of the security. Where those market quotations are not readily available, securities are valued based upon appraisals received from a pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. All other securities and other assets are valued at fair value as determined in good faith by or under the direction of the Board. It should be recognized that judgment often plays a greater role in valuing thinly traded securities, including many lower rated bonds, than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining until maturity, unless the Board determines that this does not represent fair value.

                                    TAXATION


ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES


DISTRIBUTIONS

    DISTRIBUTIONS OF NET INVESTMENT INCOME. Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes a Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends a Fund pays are taxable to you as ordinary income.

DISTRIBUTIONS OF CAPITAL GAINS

    CAPITAL GAIN DISTRIBUTIONS. A Fund may realize capital gains and losses on the sale or other disposition of its portfolio securities. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by a Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on a Fund.

TAXATION OF FIVE YEAR GAINS

    SHAREHOLDERS IN THE 10 AND 15% FEDERAL BRACKETS. If you are in the 10 or 15% individual income tax bracket, capital gain distributions generally are subject to a maximum rate of tax of 10%. However, if you receive distributions from the Fund's sale of securities held for more than five years, these gains are subject to a maximum rate of tax of 8%. The Fund will inform you in January of the portion of any capital gain distributions you received for the previous year that were five year gains qualifying for this reduced rate of tax.

    SHAREHOLDERS IN HIGHER FEDERAL BRACKETS. If you are in a higher individual income tax bracket (25, 28, 33 or 35% when fully phased-in in the year 2006), capital gain distributions are generally subject to a maximum rate of tax of 20%. Beginning in the year 2006, any distributions from a Fund's sale of securities purchased after January 1, 2001 and held for more than five years will be subject to a maximum rate of tax of 18%.

INVESTMENTS IN FOREIGN SECURITIES

    PASS-THROUGH OF FOREIGN TAX CREDITS. A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce a Fund's income dividends paid to you. If more than 50% of a Fund's total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). A Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.

    EFFECT OF FOREIGN DEBT INVESTMENTS AND HEDGING ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains, when distributed, are taxable to you as ordinary income, and any losses reduce a Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

    PFIC SECURITIES. A Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, a Fund may mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities.

    INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS. Each Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

TAXES


    ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY. Each Fund has elected and qualified, or intends to elect and qualify, to be treated as a regulated investment company under Subchapter M of the Code. Each Fund that has been in existence for more than one year has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally will pay no federal income tax on the income and gains it distributes to you. The Board reserves the right not to elect or maintain regulated investment company status for a Fund if the Board determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.


    EXCISE TAX DISTRIBUTION REQUIREMENTS. To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

    - 98% of its taxable ordinary income earned during the calendar year;

    - 98% of its capital gain net income earned during the twelve month period ending October 31; and

    - 100% of any undistributed amounts of these categories of income or gain from the prior year.

    Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF SHARES

    REDEMPTIONS. Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different Family Fund, the Internal Revenue Service requires you to report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.

TAXATION OF FIVE YEAR GAINS

    - Shareholders in the 10 and 15% federal brackets. If you are in the 10 or 15% individual income tax bracket, gains from the redemption of your Fund shares generally are subject to a maximum rate of tax of 10%. However, if you have held your shares for more than five years, these gains are subject to a maximum rate of tax of 8%.


    - Shareholders in higher federal brackets. If you are in a higher individual income tax bracket (25, 28, 33 or 35% when fully phased-in), gains from the redemption of your Fund shares generally are subject to a maximum rate of tax of 20%. Beginning in the year 2006, any gains from the sale of Fund shares purchased after January 1, 2001, and held for more than five years will be subject to a maximum rate of tax of 18%. In addition, if you make this election to mark your Fund shares to market as of January 2, 2001, any Fund shares that you acquired before this date also will be eligible for the 18% maximum rate of tax, beginning in 2006.


    REDEMPTIONS AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the redemption or exchange of shares held for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.


    SPECIAL RULE FOR CLASS A AND CLASS C SHAREHOLDERS. A special tax rule applies when a shareholder sells or exchanges Class A or Class C shares of a Fund within 90 days of purchase and subsequently acquires Class A or Class C shares of the Fund or another Family Fund without paying a sales charge due to the 365-day reinstatement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the original Class A or Class C shares would be increased, or any loss would be decreased, by the amount of the sales charge paid when those shares were bought, and that amount would increase the basis in the Fund or Family Fund shares subsequently acquired.



    WASH SALES. All or a portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.


    U.S. GOVERNMENT SECURITIES. The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

    DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS. For corporate shareholders, it is anticipated that a portion of the dividends paid by certain Fund will qualify for the dividends-received deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay. The dividends-received deduction is available only with respect to dividends designated by a Fund as qualifying for this treatment. Qualifying dividends generally are limited to dividends of domestic corporations. All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income.

    INVESTMENT IN COMPLEX SECURITIES. A Fund may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and/or tax character of income distributed to you. For example,

    DERIVATIVES. If a Fund is permitted to invest in certain options, futures, forwards or foreign currency contracts, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.

    CONSTRUCTIVE SALES. A Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position.

    TAX STRADDLES. A Fund's investment in options, futures, forwards, or foreign currency contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If a Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes. Under proposed regulations issued by the Internal Revenue Service, securities acquired as part of a "hedging transaction" may not be treated as a capital asset, and any gain or loss on the sale of these securities would be treated as ordinary income (rather than capital gain) or loss. These regulations, if ultimately adopted and deemed applicable to a Fund, could apply to any offsetting positions entered into by the Fund to reduce its risk of loss.

    SECURITIES PURCHASED AT DISCOUNT. A Fund may invest in securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. If it invests in these securities, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

    Each of the investments described above is subject to special tax rules that could affect the amount, timing and/or tax character of income realized by a Fund and distributed to you.

                            PERFORMANCE CALCULATIONS

    From time to time, performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent the Funds' past performance and should not be considered as representative of future results. The current yield will be calculated by dividing the net investment income earned per share by a Fund during the period stated in the advertisement (based on the average daily number of shares entitled to receive dividends outstanding during the period) by the maximum net asset value per share on the last day of the period and annualizing the result on a semi-annual compounded basis. The Funds' total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in a Fund. Aggregate total return reflects the total percentage change over the stated period.

    To help investors better evaluate how an investment in the Funds might satisfy their investment objectives, advertisements regarding the Funds may discuss yield or total return as reported by various financial publications. Advertisements may also compare yield or total return to other investments, indices and averages. The following publications, benchmarks, indices and averages may be used: Lipper Mutual Fund Performance Analysis; Lipper Fixed Income Analysis; Lipper Mutual Fund Indices; Morgan Stanley Indices; Lehman Brothers Treasury Index; Salomon Smith Barney Indices; Dow Jones Composite Average or its component indices; Standard & Poor's 500 Stock Index or its component indices; Wilshire Indices; The New York Stock Exchange composite or component indices; CDA Mutual Fund Report; Weisenberger-Mutual Funds Panorama and Investment Companies; Mutual Fund Values and Mutual Fund Service Book, published by Morningstar, Inc.; comparable portfolios managed by the Advisor; and financial publications, such as Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money Magazine, The Wall Street Journal, Barron's, et al., which rate fund performance over various time periods.

    The principal value of an investment in the Funds will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of the Funds will not be included in the Funds' calculations of yield or total return.

    Performance information for the various classes of shares of each Fund will vary due to the effect of expense ratios on the performance calculations.

TOTAL RETURN

    Current yield and total return quotations used by the Funds (and classes of shares) are based on standardized methods of computing performance mandated by rules adopted by the SEC. As the following formula indicates, the average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and annualizing the result. The calculation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each period and deduction of all applicable charges and fees. According to the SEC formula:

        P(1+T)to the   =   ERV
          power of n
           where:  P   =   a hypothetical initial payment of $1,000,
                   T   =   average annual total return,
                   n   =   number of years,
                 ERV   =   ending redeemable value of a hypothetical $1,000 payment
                           made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion
                           thereof).

    Based on the foregoing calculations, the average annual total returns for the Class Y shares of the Funds for the one and five year periods ended
June 30, 2002, and for the period from inception through June 30, 2002, are as follows:



                                                                   ONE             FIVE            SINCE
FUND                                                               YEAR            YEARS         INCEPTION
----                                                          --------------   -------------   --------------
UBS U.S. Bond Fund
(performance inception August 31, 1995)                                 8.59%           7.30%            7.09%

UBS High Yield Fund
(performance inception September 30, 1997)                             -2.98%            N/A             1.65%

UBS U.S. Balanced Fund
(performance inception December 30, 1994)                              -0.36%           4.88%            8.89%

UBS U.S. Equity Fund
(performance inception February 22, 1994)                              -8.17%           3.42%           11.03%

UBS U.S. Value Equity Fund
(performance inception June 29, 2001)                                  -6.20%            N/A            -6.17%

UBS U.S. Large Cap Equity Fund
(performance inception April 6, 1998)                                 -10.73%            N/A            -3.61%

UBS U.S. Large Cap Growth Fund
(performance inception October 14, 1997)                              -27.61%            N/A            -3.33%

UBS U.S. Small Cap Growth Fund
(performance inception September 30, 1997)                            -12.90%            N/A             5.08%

UBS Global Allocation Fund
(performance inception August 31, 1992)                                 4.91%           4.50%            8.16%

UBS Global Equity Fund
(performance inception January 28, 1994)                               -7.71%           1.77%            6.36%

UBS Global Bond Fund
(performance inception July 31, 1993)                                  16.57%           3.38%            5.16%

UBS International Equity Fund
(performance inception August 31, 1993)                                -5.78%          -0.84%            3.79%

    The average annual total returns for the Class A shares of the Funds, inclusive of sales charges, for the one and five year periods ended June 30, 2002, and for the period from inception through June 30, 2002, are as follows:



                                                                   ONE              FIVE              SINCE
FUND                                                              YEAR              YEARS           INCEPTION
----                                                         ---------------   ---------------   ---------------
UBS U.S. Bond Fund
(performance inception June 30, 1997)                                  3.50%             6.06%             6.06%

UBS High Yield Fund
(performance inception December 31, 1998)                             -7.37%               N/A            -2.10%

UBS U.S. Balanced Fund
(performance inception June 30, 1997)                                 -6.10%             0.39%             3.41%

UBS U.S. Equity Fund
(performance inception June 30, 1997)                                -13.45%             1.94%             1.94%

UBS U.S. Value Equity Fund
(performance inception December 9, 2001)                                 N/A               N/A           -11.10%

UBS U.S. Large Cap Equity Fund
(performance inception April 6, 1998)                                -15.80%               N/A            -5.13%

UBS U.S. Large Cap Growth Fund
(performance inception December 31, 1998)                            -31.87%               N/A           -11.96%

UBS U.S. Small Cap Growth Fund
(performance inception December 31, 1998)                            -17.92%               N/A             8.83%

UBS Global Allocation Fund
(performance inception June 30, 1997)                                 -0.96%             3.07%             3.07%

UBS Global Equity Fund
(performance inception June 30, 1997)                                -13.12%             0.29%             0.29%

UBS Global Bond Fund
(performance inception November 5, 2001)                                 N/A               N/A             2.40%

UBS International Equity Fund
(performance inception June 30, 1997)                                -11.10%            -2.19%            -2.19%

    Based on the foregoing calculations, the average annual total returns for the Class B shares of the Funds for the period from inception through June 30, 2002, are as follows:



                                                                   SINCE
FUND                                                             INCEPTION
----                                                          ---------------
UBS U.S. Bond Fund
(performance inception November 6, 2001)                               -4.18%

UBS High Yield Fund
(performance inception November 7, 2001)                               -7.22%

UBS U.S. Balanced Fund
(performance inception November 7, 2001)                               -5.97%

UBS U.S. Equity Fund
(performance inception November 5, 2001)                               -6.09%

UBS U.S. Value Equity Fund
(performance inception November 8, 2001)                               -7.96%

UBS U.S. Large Cap Equity Fund
(performance inception November 28, 2001)                             -11.61%

UBS U.S. Large Cap Growth Fund
(performance inception November 7, 2001)                              -22.65%

UBS U.S. Small Cap Growth Fund
(performance inception November 7, 2001)                               -4.91%

UBS Global Allocation Fund
(performance inception December 13, 2001)                              -1.69%

UBS Global Equity Fund
(performance inception December 11, 2001)                              -8.97%

UBS Global Bond Fund
(performance inception November 26, 2001)                               4.67%

UBS International Equity Fund
(performance inception February 12, 2002)                              -1.13%

    Based on the foregoing calculations, the average annual total returns for the Class C shares of the Funds inclusive of sales charges, for the period from inception through June 30, 2002, are as follows:



                                                                   SINCE
FUND                                                             INCEPTION
----                                                          ---------------
UBS U.S. Bond Fund
(performance inception November 6, 2001)                               -1.03%

UBS High Yield Fund
(performance inception November 7, 2001)                               -4.18%

UBS U.S. Balanced Fund
(performance inception November 6, 2001)                                2.67%

UBS U.S. Equity Fund
(performance inception November 13, 2001)                              -6.03%

UBS U.S. Value Equity Fund
(performance inception December 12, 2001)                              -6.05%

UBS U.S. Large Cap Equity Fund
(performance inception May 8, 2002)                                   -11.02%

UBS U.S. Large Cap Growth Fund
(performance inception November 19, 2001)                             -23.44%

UBS U.S. Small Cap Growth Fund
(performance inception November 19, 2001)                              -3.92%

UBS Global Allocation Fund
(performance inception November 22, 2001)                               2.26%

UBS Global Equity Fund
(performance inception November 27, 2001)                              -6.41%

UBS Global Bond Fund                                                      N/A

UBS International Equity Fund
(performance inception January 25, 2002)                                1.81%



    TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS). As the following formula indicates, the average annual total return (after taxes on distributions) is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and annualizing the result. The calculation assumes that all distributions by a Fund, less the taxes due on such distributions, are reinvested at net asset value during the period.



    According to the SEC formula:


        P(1+T)to the   =   ATV(D)
          power of n
           where:  P   =   a hypothetical initial payment of $1,000
                   T   =   average annual total return (after taxes on distributions)
                   n   =   number of years
              ATV(D)   =   ending value of a hypothetical $1,000 payment made at the
                           beginning of the 1, 5 or 10 year periods at the end of the
                           1, 5 or 10 year periods (or fractional portion thereof),
                           after taxes on fund distributions but not after taxes on
                           redemption.

    The average annual total returns (after taxes on distributions) for the Class Y shares of the Funds for the one and five year periods ended June 30, 2002, and for the period from inception through June 30, 2002, are as follows:



                                                                    ONE              FIVE            SINCE
FUND                                                               YEAR             YEARS          INCEPTION
----                                                          ---------------   --------------   --------------
UBS U.S. Bond Fund
(performance inception August 31, 1995)                                 5.89%            4.68%            4.62%

UBS High Yield Fund
(performance inception September 30, 1997)                             -9.55%              N/A           -2.60%

UBS U.S. Balanced Fund
(performance inception December 30, 1994)                              -1.55%            1.76%            5.82%

UBS U.S. Equity Fund
(performance inception February 22, 1994)                              -9.07%            1.68%            9.28%

UBS U.S. Value Equity Fund
(performance inception June 29, 2001)                                  -6.20%              N/A           -6.18%

UBS U.S. Large Cap Equity Fund
(performance inception April 6, 1998)                                 -10.88%              N/A           -4.94%

UBS U.S. Large Cap Growth Fund
(performance inception October 14, 1997)                              -27.69%              N/A           -4.78%

UBS U.S. Small Cap Growth Fund
(performance inception September 30 1997)                             -13.76%              N/A            3.34%

UBS Global Allocation Fund
(performance inception August 31, 1992)                                 2.45%            2.19%            5.88%

UBS Global Equity Fund
(performance inception January 28, 1994)                               -9.12%           -0.19%            4.40%

UBS Global Bond Fund
(performance inception July 31, 1993)                                  15.66%            2.23%            3.10%

UBS International Equity Fund
(performance inception August 31, 1993)                                -9.86%           -2.63%            2.19%


------------------------


*   UBS U.S. Value Equity Fund had no distributions during the periods.

    The average annual total return inclusive of sales charges (after taxes on distributions) for the Class A shares of the Funds for the one and five year periods ended June 30, 2002, and for the period from inception through June 30, 2002, are as follows:



                                                                    ONE              FIVE             SINCE
FUND                                                               YEAR             YEARS           INCEPTION
----                                                          ---------------   --------------   ---------------
UBS U.S. Bond Fund
(performance inception June 30, 1997)                                   0.99%            3.55%             3.55%

UBS High Yield Fund
(performance inception December 31, 1998)                             -13.61%              N/A            -6.56%

UBS U.S. Balanced Fund
(performance inception June 30, 1997)                                  -7.22%           -0.40%             0.40%

UBS U.S. Equity Fund
(performance inception June 30, 1997)                                 -14.31%            0.21%             0.21%

UBS U.S. Value Equity Fund
(performance inception December 9, 2001)                                  N/A              N/A           -18.90%

UBS U.S. Large Cap Equity Fund
(performance inception April 6, 1998)                                 -15.94%              N/A            -6.30%

UBS U.S. Large Cap Growth Fund
(performance inception December 31, 1998)                             -31.95%              N/A           -13.49%

UBS U.S. Small Cap Growth Fund
(performance inception December 31, 1998)                             -18.75%              N/A             6.37%

UBS Global Allocation Fund
(performance inception June 30, 1997)                                  -3.29%            0.83%             0.83%

UBS Global Equity Fund
(performance inception June 30, 1997)                                 -14.03%           -1.50%            -1.50%

UBS Global Bond Fund
(performance inception November 5, 2001)                                  N/A              N/A             2.47%

UBS International Equity Fund
(performance inception June 30, 1997)                                 -14.97%           -3.90%            -3.90%

    The cumulative total returns (after taxes on distributions) for the Class B shares of the Funds for the period from inception through June 30, 2002, are as follows:



                                                                   SINCE
FUND                                                             INCEPTION
----                                                          ---------------
UBS U.S. Bond Fund
(performance inception November 6, 2001)                               -5.39%

UBS High Yield Fund
(performance inception November 7, 2001)                               -9.93%

UBS U.S. Balanced Fund
(performance inception November 7, 2001)                               -7.14%

UBS U.S. Equity Fund
(performance inception November 5, 2001)                               -7.07%

UBS U.S. Value Equity Fund
(performance inception November 8, 2001)                               -7.96%

UBS U.S. Large Cap Equity Fund
(performance inception November 28, 2001)                             -11.77%

UBS U.S. Large Cap Growth Fund
(performance inception November 7, 2001)                              -22.75%

UBS U.S. Small Cap Growth Fund
(performance inception November 7, 2001)                               -5.91%

UBS Global Allocation Fund
(performance inception December 13, 2001)                              -4.11%

UBS Global Equity Fund
(performance inception December 11, 2001)                              -9.97%

UBS Global Bond Fund
(performance inception November 26, 2001)                               3.98%

UBS International Equity Fund
(performance inception February 12, 2002)                              -1.13%

    The cumulative total returns (after taxes on distributions) for the Class C shares of the Funds for the period from inception through June 30, 2002, are as follows:



                                                                   SINCE
FUND                                                             INCEPTION
----                                                          ---------------
UBS U.S. Bond Fund
(performance inception November 6, 2001)                               -2.27%

UBS High Yield Fund
(performance inception November 7, 2001)                               -6.92%

UBS U.S. Balanced Fund
(performance inception November 6, 2001)                               -3.81%

UBS U.S. Equity Fund
(performance inception November 13, 2001)                              -6.96%

UBS U.S. Value Equity Fund
(performance inception December 12, 2001)                              -6.04%

UBS U.S. Large Cap Equity Fund
(performance inception May 8, 2002)                                   -11.01%

UBS U.S. Large Cap Growth Fund
(performance inception November 19, 2001)                             -23.53%

UBS U.S. Small Cap Growth Fund
(performance inception November 19, 2001)                              -4.88%

UBS Global Allocation Fund
(performance inception November 22, 2001)                              -0.16%

UBS Global Equity Fund
(performance inception November 27, 2001)                              -7.39%

UBS Global Bond Fund                                                      N/A

UBS International Equity Fund
(performance inception January 25, 2002)                                1.82%



    AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND
REDEMPTION). As the following formula indicates, the average annual total return (after taxes on distributions and redemption) is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and annualizing the result. The calculation assumes that all distributions by a Fund, less the taxes due on such distributions, are reinvested at net asset value during the period. The quotation assumes the account was completely redeemed at the end of each period and deduction of all applicable charges and fees. According to the SEC formula:


        P(1+T)to the   =   ATV(DR)
          power of n
           where:  P   =   a hypothetical initial payment of $1,000
                   T   =   average annual total return (after taxes on distributions
                           and redemption)
                   n   =   number of years
             ATV(DR)   =   ending value of a hypothetical $1,000 payment made at the
                           beginning of the 1, 5 or 10 year periods at the end of the
                           1, 5 or 10 year periods (or fractional portion thereof),
                           after taxes on fund distributions and redemption.

    The average annual total returns (after taxes on distributions and redemption) for the Class Y shares of the Funds for the one and five year periods ended June 30, 2002, and for the period from inception through June 30, 2002, are as follows



                                                                    ONE              FIVE            SINCE
FUND                                                               YEAR             YEARS          INCEPTION
----                                                          ---------------   --------------   --------------
UBS U.S. Bond Fund
(performance inception August 31, 1995)                                 5.22%            4.56%            4.48%

UBS High Yield Fund
(performance inception September 30, 1997)                             -1.77%              N/A           -0.63%

UBS U.S. Balanced Fund
(performance inception December 30, 1994)                              -0.23%            2.86%            6.11%

UBS U.S. Equity Fund
(performance inception February 28, 1994 )                             -4.19%            2.61%            8.89%

UBS U.S. Value Equity Fund
(performance inception June 29, 2001)                                  -3.81%              N/A           -4.95%

UBS U.S. Large Cap Equity Fund
(performance inception April 6, 1998)                                  -6.58%              N/A           -3.40%

UBS U.S. Large Cap Growth Fund
(performance inception October 14, 1997)                              -16.84%              N/A           -2.48%

UBS U.S. Small Cap Growth Fund
(performance inception September 30 1997)                              -7.38%              N/A            3.53%

UBS Global Allocation Fund
(performance inception August 31, 1992)                                 4.05%            2.91%            5.84%

UBS Global Equity Fund
(performance inception January 28, 1994)                               -4.72%            1.03%            4.65%

UBS Global Bond Fund
(performance inception July 30, 1993)                                  10.12%            2.15%            3.13%

UBS International Equity Fund
(performance inception August 31, 1993)                                -0.83%           -0.94%            2.69%

    The average annual total returns (after taxes on distributions and redemption) for the Class A shares of the Funds for the one and five year periods ended June 30, 2002, and for the period from inception through June 30, 2002, are as follows:



                                                                    ONE              FIVE             SINCE
FUND                                                               YEAR             YEARS           INCEPTION
----                                                          ---------------   --------------   ---------------
UBS U.S. Bond Fund
(performance inception June 30, 1997)                                   2.10%            3.60%             3.60%
UBS High Yield Fund
(performance inception December 31, 1998)                              -4.47%              N/A            -3.68%
UBS U.S. Balanced Fund
(performance inception June 30, 1997)                                  -3.75%            1.72%             1.72%
UBS U.S. Equity Fund
(performance inception June 30, 1997)                                  -7.47%            1.38%             1.38%
UBS U.S. Value Equity Fund
(performance inception December 9, 2001)                                  N/A              N/A           -11.81%
UBS U.S. Large Cap Equity Fund
(performance inception April 6, 1998)                                  -9.69%              N/A            -4.50%
UBS U.S. Large Cap Growth Fund
(performance inception December 31, 1998)                             -19.46%              N/A            -9.08%
UBS U.S. Small Cap Growth Fund
(performance inception December 31, 1998)                             -10.49%              N/A             6.33%
UBS Global Allocation Fund
(performance inception June 30, 1997)                                   0.40%            1.78%             1.78%
UBS Global Equity Fund
(performance inception June 30, 1997)                                  -7.60%           -0.03%            -0.03%
UBS Global Bond Fund
(performance inception November 5, 2001)                                  N/A              N/A             2.21%
UBS International Equity Fund
(performance inception June 30, 1997)                                  -4.24%           -1.97%            -1.97%

    The average annual total returns (after taxes on distributions and redemption) for the Class B shares of the Funds for the period from inception through June 30, 2002, are as follows



                                                                   SINCE
FUND                                                             INCEPTION
----                                                          ---------------
UBS U.S. Bond Fund
(performance inception November 6, 2001)                               -2.58%
UBS High Yield Fund
(performance inception November 7, 2001)                               -4.36%
UBS U.S. Balanced Fund
(performance inception November 7, 2001)                               -3.67%
UBS U.S. Equity Fund
(performance inception November 5, 2001)                               -2.84%
UBS U.S. Value Equity Fund
(performance inception November 8, 2001)                               -4.89%
UBS U.S. Large Cap Equity Fund
(performance inception November 28, 2001)                              -7.12%
UBS U.S. Large Cap Growth Fund
(performance inception November 7, 2001)                              -13.78%
UBS U.S. Small Cap Growth Fund
(performance inception November 7, 2001)                               -2.38%
UBS Global Allocation Fund
(performance inception December 13, 2001)                               0.01%
UBS Global Equity Fund
(performance inception December 11, 2001)                              -5.00%
UBS Global Bond Fund
(performance inception November 26, 2001)                               2.83%
UBS International Equity Fund
(performance inception February 12, 2002)                              -0.69%

    The average annual total returns (after taxes on distributions and redemption) for the Class C shares of the Funds for the period from inception through June 30, 2002, are as follows



                                                                   SINCE
FUND                                                             INCEPTION
----                                                          ---------------
UBS U.S. Bond Fund
(performance inception November 6, 2001)                               -0.65%

UBS High Yield Fund
(performance inception November 7, 2001)                               -2.49%

UBS U.S. Balanced Fund
(performance inception November 6, 2001)                               -1.63%

UBS U.S. Equity Fund
(performance inception November 13, 2001)                              -2.83%

UBS U.S. Value Equity Fund
(performance inception December 12, 2001)                              -3.71%

UBS U.S. Large Cap Equity Fund
(performance inception May 8, 2002)                                    -6.76%

UBS U.S. Large Cap Growth Fund
(performance inception November 19, 2001)                             -14.27%

UBS U.S. Small Cap Growth Fund
(performance inception November 19, 2001)                               1.79%

UBS Global Allocation Fund
(performance inception November 22, 2001)                               2.44%

UBS Global Equity Fund
(performance inception November 27, 2001)                              -3.43%

UBS Global Bond Fund                                                      N/A

UBS International Equity Fund
(performance inception January 25, 2002)                                1.12%


YIELD

    As indicated below, current yield is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period includes any fees charged to all shareholders during the 30-day base periods. According to the SEC formula:

                                            a-b
    YIELD      =       2      [      (     ----          +1      )  to the power of 6     -1         ]
                                            cd


    where:  a    =   dividends and interest earned during the period
            b    =   expenses accrued for the period (net of reimbursements)
            c    =   the average daily number of shares outstanding during the
                     period that were entitled to receive dividends
            d    =   the maximum offering price per share on the last day of the period


    The yield of a Fund may be calculated by dividing the net investment income per share earned by the particular Fund during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis. A Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.

            FINANCIAL STATEMENTS AND REPORTS OF INDEPENDENT AUDITORS


    The Funds' financial statements for the fiscal year ended June 30, 2002 and the reports thereon of August 27, 2002, which are contained in the Funds' Annual Reports dated June 30, 2002 (as filed with the SEC on August 29, 2002, pursuant to Section 30(b) of the Act and Rule 30b2-1 thereunder (Accession Number 0000912057-02-034048)) are incorporated herein by reference.

                                   APPENDIX A
                             CORPORATE DEBT RATINGS

MOODY'S INVESTORS SERVICE, INC. DESCRIBES CLASSIFICATIONS OF CORPORATE BONDS AS
  FOLLOWS:

    Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Baa. Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    NOTE: Moody's also supplies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking toward the lower end of the category.

STANDARD & POOR'S RATINGS GROUP DESCRIBES CLASSIFICATIONS OF CORPORATE BONDS AS
  FOLLOWS:

    AAA. This is the highest rating assigned by Standard & Poor's Ratings Group to a debt obligation and indicates an extremely strong capacity to pay principal and interest. AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances they differ from the AAA issues only in small degree. A. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. BBB. Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category. BB. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lend to inadequate capacity to meet timely interest and principal payments. B. Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. CCC. Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest or repay principal. CC. The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating. C. The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating. D. Debt rated D is in default, or is expected to default upon maturity or payment date.

    CI. The rating CI is reserved for income bonds on which no interest is being paid.

    Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                   APPENDIX B
                                SECONDARY RISKS

    The chart below illustrates secondary risks of investing in the Funds.

                                                                      FOREIGN
                                  COUNTER-                           COUNTRY &    GEOGRAPHIC       HIGH     NON-PUBLIC     PRE-
                                   PARTY      CREDIT    DERIVATIVE   CURRENCY    CONCENTRATION    YIELD     SECURITIES   PAYMENT
                                  --------   --------   ----------   ---------   -------------   --------   ----------   --------
  UBS Global Allocation Fund....     *          *           *                                       *           *           *
  UBS Global Equity Fund........     *                      *                                                   *
  UBS Global Bond Fund..........     *          *           *
  UBS U.S. Balanced Fund........     *          *           *                          *
  UBS U.S. Equity Fund..........     *                      *                          *
  UBS U.S Value Equity Fund.....     *                      *                          *
  UBS U.S. Large Cap Equity
   Fund.........................     *                      *                          *
  UBS U.S. Large Cap Growth
   Fund.........................     *                      *            *             *
  UBS U.S. Small Cap Equity
   Fund.........................     *                      *            *             *
  UBS U.S. Small Cap Growth
   Fund.........................     *                      *            *             *
  UBS U.S. Real Estate Equity
   Fund.........................     *                      *                          *                        *
  UBS U.S. Bond Fund............     *          *           *                          *
  UBS High Yield Fund...........     *                      *            *             *                                    *
  UBS International Equity
   Fund.........................     *                      *
  UBS Emerging Markets Debt
   Fund.........................     *          *                                                   *           *
  UBS Emerging Markets Equity
   Fund.........................     *          *                                                   *           *

DEFINITIONS OF RISKS

    COUNTERPARTY RISK The risk that when a Fund engages in repurchase, reverse repurchase, derivative, when-issued, forward commitment, delayed settlement, securities lending and swap transactions with another party, it relies on the other party to consummate the transaction and is subject to the risk of default by the other party. Failure of the other party to complete the transaction may cause the Fund to incur a loss or to miss an opportunity to obtain a price believed to be advantageous.

    CREDIT RISK The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise be unable to honor a financial obligation. Debt securities rated below investment-grade are especially susceptible to this risk.

    DERIVATIVE RISK The risk that downward price changes in a security may result in a loss greater than a Fund's investment in the security. This risk exists through the use of certain securities or techniques that tend to magnify changes in an index or market.

    FOREIGN COUNTRY AND CURRENCY RISKS The risk that prices of a Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the U.S. Dollar will reduce the value of securities denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more severe for securities of issuers in emerging market countries.

    The World Bank and other international agencies consider a country to be an "emerging markets" country on the basis of such factors as trade initiatives, per capita income and level of industrialization. Emerging market countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

    GEOGRAPHIC CONCENTRATION RISK The risk that if a Fund has most of its investments in a single country or region, its portfolio will be more susceptible to factors adversely affecting issuers located in that country or region than would a more geographically diverse portfolio of securities.

    HIGH YIELD RISK The risk that the issuer of bonds with ratings of BB (S&P) or Ba (Moody's) or below will default or otherwise be unable to honor a financial obligation. These securities are considered to be of poor standing and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure. Bonds in this category may also be called "high yield bonds" or "junk bonds".

    NON-PUBLIC SECURITIES RISK The risk that there may be a less liquid market for unlisted securities than for publicly traded securities. A Fund, therefore, may not be able to resell its investments. In addition, less disclosure is required from non-public companies. Although unlisted securities may be resold in private transactions, the prices realized from the sale may be less than what the investing Fund considers the fair value of the securities.

    PREPAYMENT RISK The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to re-invest in obligations with lower interest rates than the original obligations.

                                THE UBS FUNDS
                                    FORM N-1A


PART C.   OTHER INFORMATION

Item 23.  Exhibits:


(a)  Articles of Incorporation.


                 (1) Certificate of Trust of the Registrant dated August 9, 1993, as filed with the Office of the Secretary of State of the State of Delaware on August 13, 1993, is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) (the "Registration Statement"). /1/

                 (1)(a) Amendment to Certificate of Trust dated February 15, 2002 changing the Trust's name to The UBS Funds. +

                 (2)(a)   Agreement and Declaration of Trust (the
                          "Declaration") dated August 19, 1993. /1/

                 (b)(1) Amendment No. 1 to the Declaration, dated May 21, 2001. /7/

                 (b)(2) Amendment No. 2 to the Declaration dated July 29, 2002 to change the principal place of business of the Trust. +

                 (c) Certificates of the Secretary/Assistant Secretary of the Registrant re: applicable resolutions pertaining to:

                          I. Meeting held August 9, 1993 designating initial eight (8) Series of shares (from The Brinson Funds, Inc.). /1/

                          II. Meeting held November 8, 1993 creating Class B Shares and redesignating Class A Shares. /1/

                          III. Meeting held February 21, 1995 adding Class A and B shares to the Brinson Short-Term Global Income Fund and Brinson U.S. Cash Management Fund and adding Class C shares for all Series. /1/

                          IV. Meeting held May 22, 1995 redesignating Class A shares to Brinson Class shares and Class C shares to SwissKey Class shares. /1/

                          V. Unanimous written consent of Trustees executed on July 27, 1995 changing the names of Series, as follows and redesignating the Brinson Class and SwissKey Class: /1/

                                   (a)      Redesignation of the Brinson Global
                                            Fund to the Global Fund;
                                   (b)      Redesignation of the Brinson Global
                                            Bond Fund to the Global Bond Fund;
                                   (c)      Redesignation of the Brinson
                                            Non-U.S. Equity Fund to the
                                            Non-U.S. Equity Fund;
                                   (d)      Redesignation of the Brinson Global
                                            Equity Fund to the Global Equity
                                            Fund;
                                   (e)      Redesignation of the Brinson U.S.
                                            Equity Fund to the U.S. Equity
                                            Fund;
                                   (f)      Redesignation of the Brinson U.S.
                                            Balanced Fund to the U.S. Balanced
                                            Fund;
                                   (g)      Redesignation of the Brinson U.S.
                                            Bond Fund to
                                            the U.S. Bond Fund.

                          VI. Meeting held November 20, 1995 eliminating Brinson Short-Term Global Income Fund. /1/

                          VII. Meeting held August 26, 1996 eliminating U.S. Cash Management Fund and Non-U.S. Bond Fund. /1/

                          VIII. Meeting held May 19, 1997 redesignating Brinson Fund Class as Brinson Fund-- Class I and adding Brinson Fund -- Class N. /1/

                          IX. Meeting held November 24, 1997 adding U.S. Large Capitalization Equity Fund and adding Brinson Fund -- Class I Shares, SwissKey Fund Class and Brinson Fund -- Class N Shares to such Series. /1/

                          X. Meeting held August 24, 1998 approving redesignation of the SwissKey Class to the UBS Investment Funds Class. /3/

                          XI. Meeting held August 24, 1998 approving redesignation of the Non-U.S. Equity Fund to the Global (ex-U.S.) Equity Fund. /3/

                          XII. Meeting held August 24, 1998 establishing and designating the U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Fund, High Yield Bond Fund, Emerging Markets Equity Fund and Emerging Markets Debt Fund and adding Brinson Fund - Class I Shares, UBS Investment Funds class of shares and Brinson Fund - Class N Shares to such Series. /3/

                          XIII. Meeting held November 23, 1998 redesignating the High Yield Bond Fund to the High Yield Fund and U.S. Small Capitalization Fund as the U.S. Small Capitalization Growth Fund. /3/

                          XIV. Meeting held February 28, 2000 establishing and designating the Global Technology Fund, Global Biotech Fund, U.S. Small Cap Equity Fund, U.S. Value Equity Fund and U.S. Real Estate Equity Fund and adding Brinson Fund--Class I Shares, UBS Investment Funds class of shares and Brinson Fund--Class N Shares to such Series. /4/

                          XV. Meeting held February 28, 2000 redesignating the U.S. Large Capitalization Equity Fund, U.S. Large Capitalization Growth and U.S. Small Capitalization Growth Fund as the U.S. Large Cap Equity Fund, U.S. Large Cap Growth Fund and U.S. Small Cap Growth Fund, respectively. /4/


                          XVI. Meeting held August 21, 2000 redesignating the Global (Ex-U.S.) Equity Fund as the International Equity Fund. /6/

                            XVII. Meeting held May 21, 2001 redesignating the Global Fund as the Global Balanced Fund. /7/

                            XVIII.   Meeting held May 21, 2001 creating Brinson
                            Fund- Class A Shares, Brinson Fund-Class B Shares and Brinson Fund-Class C Shares of each Series. /7/

                            XIX. Meeting held May 21, 2001 redesignating the Brinson Fund-Class I Shares as the Brinson Fund-Class Y Shares of each Series. /7/

                            XX. Meeting held May 21, 2001 abolishing the UBS Investment Funds Class of Shares of each Series. /7/

                            XXI      Unanimous written consent of Trustees
                            executed June 20, 2002 changing the name of UBS Global Balanced Fund to UBS Global Allocation Fund. /9/

                            XXII     Meeting held June 3, 2002 regarding the
                            liquidation and dissolution of UBS Global Technology Fund and UBS Global Biotech Fund. +

                 (b)        By-Laws.

                 (1) By-Laws of The Brinson Funds dated August 9, 1993, are incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement, as filed electronically with the Commission on August 29, 1996.

                 (2)        Amendment to the By-Laws dated April 25, 2002. /9/

                 (c)        Instruments Defining the Rights of Security Holders.

                 (1)        Form of Specimen Share Certificate of The Brinson
                            Funds /1/

                 The rights of security holders of the Registrant are further defined in the following sections of the Registrant's By-Laws and Declaration and are herein incorporated by reference to such documents as applicable:

                          a.       By-Laws.
                                   Article II - "Voting", Section 7 and
                                   Section 10.

                          b.       Declaration.
                                   Article III - "Shares", Section 1, Section 2 and Section 6.

                 (d)      Investment Advisory Contracts.

                 (1) Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of UBS Global Allocation Fund. +

                 (2) Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of UBS Global Bond Fund. +

                 (3) Investment Advisory Agreement dated April 25, 1995 between the Advisor and the Registrant on behalf of the Global (Ex-U.S.) Equity Fund (f/k/a Non-U.S. Equity Fund) series, and Secretary's Certificate relating thereto. /1/

                          (a) Certificate of the Secretary and resolutions redesignating the Global (Ex-U.S.) Equity Fund as the International Equity Fund. /7/

                 (4) Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of UBS Global Equity Fund. +

                 (5) Investment Advisory Agreement July 1, 2002 between the Advisor and the Registrant on behalf of UBS U.S. Equity Fund. +

                 (6) Investment Advisory Agreement July 1, 2002 between the Advisor and the Registrant on behalf of UBS U.S. Balanced Fund. +

                 (7) Investment Advisory Agreement July 1, 2002 between the Advisor and the Registrant on behalf of UBS U.S. Bond Fund. +

                 (8) Investment Advisory Agreement July 1, 2002 between the Advisor and the Registrant on behalf of UBS U.S. Large Cap Equity Fund. +

                 (9) Investment Advisory Agreement July 1, 2002 between the Advisor and the Registrant on behalf of UBS U.S. Large Cap Growth Fund. +

                 (10) Investment Advisory Agreement July 1, 2002 between the Advisor and the Registrant on behalf of UBS U.S. Small Cap Growth Fund. +

                 (11) Investment Advisory Agreement July 1, 2002 between the Advisor and the Registrant on behalf of UBS High Yield Fund. +

                 (12) Investment Advisory Agreement dated December 10, 1998 between the Advisor and the Registrant on behalf of the Emerging Markets Equity Fund series. /2/

                          (a) Form of Certificate of the Secretary and resolutions restating the Investment Advisory Agreement of the Emerging Markets Equity Fund. /7/

                 (13) Investment Advisory Agreement dated December 10, 1998 between the Advisor and the Registrant on behalf of the Emerging Markets Debt Fund series. /2/

                          (a) Form of Certificate of the Secretary and resolutions restating the Investment Advisory Agreement of the Emerging Markets Debt Fund. /7/

                 (14) Investment Advisory Agreement dated May 31, 2000 between the Advisor and the Registrant on behalf of the U.S. Small Cap Equity Fund series. /5/

                          (a) Form of Certificate of the Secretary and resolutions restating the Investment Advisory Agreement of the U.S. Small Cap Equity Fund. /7/

                 (15) Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the U.S. Value Equity Fund. +

                 (16) Investment Advisory Agreement dated December 7, 2000 between the Advisor and the Registrant on behalf of the U.S. Real Estate Equity Fund series. /7/

                          (a) Form of Certificate of the Secretary and resolutions restating the Investment Advisory Agreement of the U.S. Real Estate Equity Fund. /7/

                 (17) Sub-Advisory Agreement dated December 7, 2000 between the Advisor and UBS Global Asset Management
                          (New York) Inc. and the Registrant on behalf of the U.S. Large Cap Growth Fund series. /7/

                 (18) Sub-Advisory Agreement dated December 7, 2000 between the Advisor and UBS Global Asset Management
                          (New York) Inc. and the Registrant on behalf of the U.S. Small Cap Growth Fund series. /7/

                 (19) Sub-Advisory Agreement dated December 7, 2000 between the Advisor and UBS Global Asset Management (New
                          York) Inc. and the Registrant on behalf of the High Yield Fund series. /7/

                 (20) Sub-Advisory Agreement dated December 7, 2000 between the Advisor and UBS Global Asset Management (New
                          York) Inc. and the Registrant on behalf of the U.S. Real Estate Equity Fund series. /7/

         (e)     Underwriting Contracts.

                 (1) Principal Underwriting Contract, dated May 21, 2001, between Brinson Advisors, Inc. and the Registrant. /9/

         (f)     Bonus or Profit Sharing Contracts. Not applicable.

         (g)     Custodian Agreements.

                 (1) Custodial arrangements are provided under the Multiple Services Agreement dated May 9, 1997, as amended through December 10, 1998, between Morgan Stanley Trust Company and succeeded by The Chase Manhattan Bank, and the Registrant on behalf of each series of the Registrant. /1/

                          (a)(1) Amendment dated May 9, 2000 relating to Fee Obligation and Continuation of the Registrant's Multiple Services Agreement. /7/

                          (b) Amended Schedule A, as amended through April 28, 2000, to the Registrant's Multiple Services Agreement Securities Lending Authorization. /5/

                          (b) Amended attachment A, as amended through August 19, 2002 to the Registrant's Multiple Service Arrangement Securities Lending Authorization. +

                          (c) Revised Schedule B3 (Authorized Persons), as approved through August 19, 2002, to the Registrant's Multiple Services Agreement. +

                          (d) Amended Schedule B1 and Schedule F, as amended through April 28, 2000, to the Registrant's Multiple Services Agreement. /5/

                          (e) Amendment, dated May 21, 2001 relating to the Appointment of Brinson Advisors, Inc. to serve as administrator to the Trust. +

         (h)     Other Material Contracts.

                 (1)(a) Administration Agreement, dated May 21, 2001, between Brinson Advisors, Inc. and the Registrant. /9/

                 (1)(b) Administration Agreement, dated May 21, 2001, as revised June 3, 2002, between UBS Global Asset Management (US) Inc. and the Registrant. /9/

                 (2) Transfer Agency and Related Services Agreement, dated August 20, 2001, between PFPC Inc. and the Registrant. /9/

         (i)     Legal Opinion

                 Legal Opinion of Stradley, Ronon, Stevens & Young, LLP, counsel to the Registrant, dated September 27, 2002. +

         (j)     Other Opinions and Consents.

                 Consent of Ernst & Young LLP. +

         (k)     Omitted Financial Statements.

                 Not applicable.

         (l)     Initial Capital Agreements.

                 Letter of Understanding dated July 1, 1992.*

         (m)     Rule 12b-1 Plans.

                 (1) Shareholder Services Plan dated October 29, 2001 as revised April 8, 2002, relating to the Class A shares of each series of the Registrant. /9/

                 (2) 12b-1 Plan dated October 29, 2001 as revised April 8, 2002, relating to the Class B shares of each series of the Registrant. /9/

                 (3) 12b-1 Plan dated October 29, 2001 as revised April 8, 2002, relating to the Class C shares of each series of the Registrant. /9/

                 (4) The Selected Dealer and Selling Agreements as approved November 24, 1997 and amended through December 10, 1998 on behalf of each series of the Registrant. /2/

         (n)     Rule 18f-3 Plan.

         (1) Revised Multiple Class Plan adopted May 22, 1995, as amended through June 11, 1999, pursuant to Rule 18f-3 on behalf of each series of the Registrant. /4/

                 (a) Appendix A to the Registrant's Revised Multiple Class Plan adopted May 22, 1995, as amended through April 28, 2000, adding the Global Technology Fund, Global Biotech Fund, U.S. Small Cap Equity Fund, U.S. Value Equity Fund and U.S. Real Estate Equity Fund pursuant to Rule 18f-3. /4/

         (2) Amended and Restated Multiple Class Plan, adopted on May 22, 1995, as amended and restated on May 21, 2001, pursuant to Rule 18f-3 on behalf of each series of the Registrant. /7/

         (o)     Reserved.

         (p)     (1) Code of Ethics pursuant to Rule 17j-1 relating to the
                     Registrant. /4/

                 (2) Code of Ethics pursuant to Rule 17j-1 relating to the
                     Advisor and Registrant's sub-advisor, UBS Global Asset Management (New York) Inc. ++

                 (3) Code of Ethics pursuant to Rule 17j-1 relating to the
                     Registrant's underwriter, UBS Global Asset Management
                     (US) Inc. /7/

         (q)     Power of Attorney.

         (1) Power-of-Attorney dated August 19, 2002, appointing Karl Hartmann, Gregory Pickard, Kathleen O'Neill, Ellen O'Brien, Brian J. Hall and Karen Campanale-Gent as attorneys-in-fact and agents. +

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

          None.

ITEM 25.  INDEMNIFICATION.

          Indemnification of the Registrant's Trustees is provided for in
          Article VII, Sections 2 through 4 of the Registrant's Agreement and Declaration of Trust dated August 9, 1993, as amended through May 21, 2001, as follows:

          Section 2. Indemnification and Limitation of Liability. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, subject to the provisions of the Bylaws, the Trust out of its assets may indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee's performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

          Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

          Section 3. Trustee's Good Faith Action, Expert Advice, No Bond or Surety. The exercise by the Trustees of their powers hereunder shall be binding upon everyone interested in or dealing with the Trust. A Trustee shall be liable to the Trust and to any Shareholder solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust and shall be under no liability for any act or omission in accordance with such advice nor for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

          Section 4. Insurance. The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses, reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust, whether or not the Trust would have the power to indemnify him or her against such liability under the provisions of this Article.

          Indemnification of Registrant's custodian, transfer agent, accounting services provider, administrator and distributor against certain stated liabilities is provided until May 9, 1997 under the following documents:

               (a) Section 12 of Accounting Services Agreement, between the Registrant and Fund/Plan Services, Inc., incorporated herein by reference to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637), Exhibit 9(c) as filed electronically on February 15, 1996.

               (b) Section 8 of Administration Agreement between the Registrant and Fund/Plan Services, Inc., incorporated herein by reference to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637), Exhibit 9(b) as filed electronically on February 15, 1996.

               (c) Section 14 of Custodian Agreement between the Registrant and Bankers Trust Company, incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637), Exhibit Nos. 8(a) and 8(b) as filed electronically on September 20, 1995.

               (d) Section 19 of Shareholder Services Agreement between Registrant and Fund/Plan Services, Inc., incorporated herein by reference to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637), Exhibit 9(a) as filed electronically on February 15, 1996.

               (e) Section 8 of the Underwriting Agreement between Registrant and Fund/Plan Broker Services, Inc. are incorporated herein by reference to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637), Exhibit No. (6) as filed electronically on February 15, 1996.

          Effective May 10, 1997, indemnification of Registrant's custodian, transfer agent, accounting services provider, administrator and distributor against certain stated liabilities is provided for in the following documents:

               (a)  Sections I.8(a), I.8(c)(iii), I.10, II.A.2, II.B.5, II.C.6,
                    III.1., III.2.(b) through III.2.(e), III.4.(e) and III.9.(b) of the Multiple Services Agreement dated May 9, 1997, as amended through December 10, 1998, between Morgan Stanley Trust Company, as succeeded by The Chase Manhattan Bank, and the Registrant on behalf of each series of the Registrant is incorporated by reference to Post-Effective Amendment No. 25 to Registrant's Registration Statement (Nos. 33-47287 and 811-6637) as filed electronically on March 1, 1999.

          Effective November 5, 2001, indemnification of Registrant's distributor against certain stated liabilities is provided for in the following document:

               (b) Section 9(a) of the Principal Underwriting Contract between UBS Global Asset Management (US) Inc. and the Registrant on behalf of each series dated November 5, 2001. /9/

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR.

          UBS Global Asset Management (Americas) Inc. provides investment advisory services consisting of portfolio management for a variety of individuals and institutions and as of June 30, 2002 had approximately $37 billion in assets under management. It presently provides investment advisory services to three other investment companies.

          For information as to any other business, vocation or employment of a substantial nature in which the Registrant's investment advisor and each officer of the Registrant's investment advisor is or has been engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee, within the last two fiscal years, reference is made to the Form ADV (File #801-34910) filed by it under the Investment Advisers Act of 1940, as amended.

Item 27   PRINCIPAL UNDERWRITER.

          (a.)    UBS Global Asset Management (US) Inc. serves as principal
          underwriter and/or investment advisor for the following investment companies.

          UBS Securities Trust
          UBS Financial Services Fund, Inc.
          UBS Index Trust
          UBS Managed Investments Trust
          UBS Investment Trust
          UBS Master Series, Inc.
          UBS Pace Select Advisors Trust
          Liquid Institutional Reserves
          UBS Money Series
          UBS Series Trust
          UBS PaineWebber Cashfund, Inc.
          UBS PaineWebber Managed Municipal Trust
          UBS PaineWebber RMA Money Fund, Inc.
          UBS PaineWebber Municipal Money Market Series
          UBS PaineWebber RMA Tax-Free Fund, Inc.
          The UBS Funds
          2002 Target Term Trust Inc.
          All American Term Trust Inc.
          Global High Income Dollar Fund Inc.
          Insured Municipal Income Fund Inc.
          Investment Grade Municipal Income Fund Inc.
          Managed High Yield Plus Fund Inc.
          Strategic Global Income Fund, Inc.
          Fresco Index Shares Funds

          (b.)    UBS Global Asset Management (US) Inc. is the principal
          underwriter for the Registrant. UBS PaineWebber acts as a dealer for the shares of the Registrant. The directors and officers of UBS Global Asset Management (US) Inc., their principal business addresses and their positions and offices with UBS Global Asset Management (US) Inc. are identified in its Form ADV, as filed with the Securities & Exchange Commission (registration number 801-13219). The directors and officers of UBS PaineWebber are identified in its Form ADV, as filed with the Securities & Exchange Commission (registration number 801-7163). The foregoing information is hereby incorporated by reference. The information set forth below is furnished by those directors and officers of UBS Global Asset Management (US) Inc. or UBS PaineWebber who also serve as trustees or officers of the Registrant.

                                        POSITION AND OFFICES      POSITION AND OFFICES
          NAME                          WITH REGISTRANT           UNDERWRITER OR DISTRIBUTOR
          ----                          ---------------           --------------------------
          Brian M. Storms*              Trustee and President     Chief Operating Officer
                                                                  and President of UBS Global
                                                                  Asset Management (US) Inc.

          Amy R. Doberman*              Secretary and             Managing Director and
                                        Vice President            General Counsel of UBS Global
                                                                  Asset Management (US) Inc.

          Paul H. Schubert*             Treasurer and             Executive Director and
                                        Principal Accounting      the Head of the Mutual
                                        Officer                   Fund Finance Department

          David M. Goldenberg*          Assistant Secretary       Executive Director and
                                        and Vice President        Deputy General Counsel

          Joseph T. Malone*             Assistant Treasurer       Director and a Senior Manager
                                                                  of the Mutual Fund Finance
                                                                  Department

---------
* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

          (c)  Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

          All accounts, books and other documents required to be maintained by
          Section 31(a) [15 U.S.C. 80a-3-(a)] and rules under that section, are maintained by JPMorgan Chase Bank ("JPMorgan Chase"), 270 Park Avenue, New York, New York 10017 with the exception of those maintained by the Registrant's investment advisor, UBS Global Asset Management (Americas) Inc., One North Wacker Drive, Chicago, IL, 60606 and sub-advisor, UBS Global Asset Management (New York) Inc., 51 West 52nd Street New York, New York 10019-6114.

          JPMorgan Chase provides general sub-administrative, accounting, portfolio valuation, and custodian services to the Registrant, including the coordination and monitoring of any third-party service providers and maintains all such records relating to these services.

ITEM 29.  MANAGEMENT SERVICES.

          There are no management-related service contracts not discussed in Part A or Part B.

ITEM 30.  UNDERTAKINGS.

          Not applicable.

/1/ Incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement, as filed electronically with the Commission on September 15, 1998.

/2/ Incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant's Registration Statement, as filed electronically with the Commission on March 1, 1999.

/3/ Incorporated herein by reference to Post-Effective Amendment No. 27 to Registrant's Registration Statement, as filed electronically with the Commission on May 3, 1999.

/4/ Incorporated herein by reference to Post-Effective Amendment No. 30 to Registrant's Registration Statement, as filed electronically with the Commission on May 2, 2000.

/5/ Incorporated herein by reference to Post-Effective Amendment No. 31 to Registrant's Registration Statement, as filed electronically with the Commission on August 29, 2000.

/6/ Incorporated herein by reference to Post-Effective Amendment No. 33 to Registrant's Registration Statement, as filed electronically with the Commission on December 7, 2000.

/7/ Incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement, as filed electronically with the Commission on July 31, 2001.

/8/ Incorporated herein by reference to Post-Effective Amendment No. 37 as filed electronically with the Commission on October 26, 2001.

/9/ Incorporated herein by reference to Post-Effective Amendment No. 38 as filed electronically with the Commission on July 19, 2002.

++ Incorporated herein by reference to Post-Effective Amendment No. 21 to the UBS Relationship Funds Registration Statement, as filed with the Commission on July 3, 2002. [Accession Number: 0000912057-02-026448]

+       Filed electronically herewith.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act") and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused Post-Effective Amendment No. 39/40 to this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and The Commonwealth of Massachusetts on the 27th day of September, 2002.

                  THE UBS FUNDS

                           /s/ David M. Goldenberg
                       By: David M. Goldenberg
                           Vice President and Assistant Secretary


Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.



(SIGNATURE)              (TITLE)                    (DATE)
BRIAN M. STORMS*         President and Trustee      September 27, 2002
Brian M. Storms


WALTER E. AUCH*          Trustee                    September 27, 2002
Walter E. Auch


EDWARD M. ROOB*          Trustee                    September 27, 2002
Edward M. Roob


FRANK K. REILLY*         Chairman and Trustee       September 27, 2002
Frank K. Reilly


PAUL H. SCHUBERT*        Treasurer, Principal       September 27, 2002
Paul H. Schubert         Accounting Officer



--------------------------

*By:  /s/ Gregory L. Pickard
      ----------------------
      as Attorney-in-Fact and Agent pursuant to Power of Attorney

                                  THE UBS FUNDS

                         INDEX TO EXHIBITS TO FORM N-1A

EX-99.a.1.a     Amendment to the Certificate of Trust, dated February 15,
                2002, changing the Trust's name to The UBS Funds.

EX-99.c.22      Amendment No. 2 to the Declaration, dated July 29, 2002,
                changing the principal place of business of the Trust.

EX-99.c.23      Certificate of the Vice President and Assistant Secretary
                Regarding the liquidation and dissolution of UBS Global
                Technology Fund and UBS Global Biotech Fund.

EX-99.d.1       Investment Advisory Agreement dated July 1, 2002 between
                the Advisor and the Registrant on behalf of UBS Global
                Allocation Fund.

EX-99.d.2       Investment Advisory Agreement dated July 1, 2002 between
                the Advisor and the Registrant on behalf of UBS Global Bond
                Fund.

EX-99.d.4       Investment Advisory Agreement dated July 1, 2002 between
                the Advisor and the Registrant on behalf of UBS Global Equity
                Fund.

EX-99.d.5       Investment Advisory Agreement dated July 1, 2002 between
                the Advisor and the Registrant on behalf of UBS U.S. Equity
                Fund.

EX-99.d.6       Investment Advisory Agreement dated July 1, 2002 between
                the Advisor and the Registrant on behalf of UBS U.S. Balanced
                Fund.

EX-99.d.7       Investment Advisory Agreement dated July 1, 2002 between
                the Advisor and the Registrant on behalf of UBS U.S. Bond Fund.

EX-99.d.8       Investment Advisory Agreement dated July 1, 2002 between
                the Advisor and the Registrant on behalf of UBS U.S. Large
                Cap Equity Fund.

EX-99.d.9       Investment Advisory Agreement dated July 1, 2002 between
                the Advisor and the Registrant on behalf of UBS Large Cap
                Growth Fund.

EX-99.d.10      Investment Advisory Agreement dated July 1, 2002 between
                the Advisor and the Registrant on behalf of UBS Small Cap
                Growth Fund.

EX-99.d.11      Investment Advisory Agreement dated July 1, 2002 between
                the Advisor and the Registrant on behalf of UBS High Yield
                Fund.

EX-99.d.15      Investment Advisory Agreement dated July 1, 2002 between
                the Advisor and the Registrant on behalf of UBS U.S. Value
                Equity Fund.

EX-99.g.1.b     Amendment, dated August 19, 2002, to Schedule of Approved
                Borrowers of the Multiple Services Agreement.

EX-99.g.1.c     Amendment, dated August 19, 2002, to Schedule B3 (Authorized
                Persons) of the Multiple Services Agreement.

EX-99.g.1.e     Amendment, dated May 21, 2001 relating to the Appointment of
                Brinson Advisors, Inc. to serve as administrator to the Trust. +

EX-99.i Legal Opinion of Stradley of Stradley, Ronon, Stevens & Young LLP, counsel to the Registrant, dated September 27, 2002.

EX-99.j Consent of Ernst & Young, dated September 27, 2002, auditor of the Registrant's Financial Statements.

EX-99.q.1       Power of Attorney, dated August 19, 2002, appointing Karl
                Hartmann, Gregory Pickard, Kathleen O'Neill, Brian J. Hall and
                Karen Campanale-Gent as attorneys-in-fact and agents.